    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 7, 1998
--------------------------------------------------------------------------------
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

    STARWOOD HOTELS & RESORTS AND STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                [STARWOOD LOGO]

             RESTRUCTURING PROPOSED -- YOUR VOTE IS VERY IMPORTANT

The Board of Trustees of Starwood Hotels & Resorts (the "Trust") and the Board of Directors of Starwood Hotels & Resorts Worldwide, Inc. (the "Corporation" and, together with the Trust, "Starwood Hotels") have approved a restructuring of the two companies in response to recently enacted federal tax legislation and are seeking your vote on this important transaction. As a result of the restructuring, the Trust would become a subsidiary of the Corporation.

Each Paired Share of Starwood Hotels currently consists of one share of common stock of the Corporation (a "Corporation Share") paired with one share of beneficial interest in the Trust (a "Trust Share" and, as so paired, a "Paired Share"). If the restructuring were completed, each holder of Paired Shares would receive one share of the new Class B shares of beneficial interest in the Trust for each Trust Share held and all the outstanding Trust Shares would be canceled. The Corporation Shares would be unaffected. The Class B Shares would trade in units consisting of one Class B Share and one Corporation Share in the same way that the Trust Shares currently do. All of the new Class A shares of beneficial interest in the Trust would be held by the Corporation. Subject to certain conditions, the new Class B Shares would be entitled to receive a non-cumulative annual dividend at an initial annual rate of $.60 per share to the extent the dividend is authorized by the Board of Trustees of the Trust. The dividend may increase after 1999 pursuant to a formula, and may not be paid under certain circumstances. Holders of the Class B Shares would not be entitled to vote, except upon matters materially and adversely affecting the rights of holders of Class B Shares disproportionately to the effect on holders of the new Class A Shares of the Trust.

The restructuring cannot be completed unless (a) the shareholders of the Trust approve and adopt (i) the agreement and plan of restructuring that provides for the restructuring, (ii) an amendment and restatement of the Declaration of Trust of the Trust to classify the Class A Shares and the Class B Shares and to set forth the terms thereof and (iii) an amendment and restatement of the pairing agreement by which the Corporation Shares are currently paired with the Trust Shares to attach the Class B Shares, rather than the Trust Shares, to the Corporation Shares and to provide for the right of the Corporation to exchange the Class B Shares in certain circumstances, and (b) the stockholders of the Corporation approve the amendment and restatement of the pairing agreement. These proposals will be considered at the 1998 annual meetings of the shareholders of the Trust and the stockholders of the Corporation to be held on January 6, 1999. YOUR VOTE IS VERY IMPORTANT.

At the annual meetings, shareholders of the Trust will also be asked to elect Trustees and to approve the amendment and restatement of the Trust's long-term incentive plan and stockholders of the Corporation will also be asked to elect Directors

  SEE "RISK FACTORS" STARTING ON PAGE 16 FOR A DESCRIPTION OF CERTAIN MATERIAL
                                   RISKS AND
   UNCERTAINTIES THAT STOCKHOLDERS AND SHAREHOLDERS OF STARWOOD HOTELS SHOULD
                                  CONSIDER IN
           DETERMINING WHETHER TO APPROVE THE PROPOSED RESTRUCTURING.

and to approve the amendment and restatement of the Corporation's long-term incentive plan.

Whether or not you plan to attend the meetings, please take the time to vote by completing and mailing the enclosed proxy card to us. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote in favor of the proposals submitted at the meetings. If you fail to return the card, the effect will be a vote against the restructuring proposal, unless you attend the meetings and vote in favor of such proposals. Your failure to return the card, however, will have no effect on the outcome of the vote on the election of Trustees or Directors and will have no effect on the outcome of the vote on the amendment and restatement of the long-term incentive plans, unless fewer than 50% in interest of all securities entitled to vote on such proposals cast votes, in which event your failure to return the card will have the same effect as a vote against the amendment and restatement.

The dates, times and places of the meetings are as follows:

     For the Trust Meeting:
          January 6, 1999
          10:00 a.m.
          Caribbean Ballroom of
            the Sheraton Bal Harbour
          9701 Collins Avenue
          Bal Harbour, Florida

     For the Corporation Meeting:
          January 6, 1999
          immediately following the Trust Meeting
          Caribbean Ballroom of
            the Sheraton Bal Harbour
          9701 Collins Avenue
          Bal Harbour, Florida

This Joint Proxy Statement provides you with detailed information about the proposed restructuring. In addition, you may obtain information about Starwood Hotels from documents that we have filed with the Securities and Exchange Commission (the "SEC"). We encourage you to read this entire document carefully.

If you have any questions or need assistance in voting your shares, please call our proxy solicitor, D.F. King & Co., Inc., toll free at 1-800-488-8035.


/s/ Barry S. Sternlicht                            /s/ Richard D. Nanula
--------------------------------------------       --------------------------------------------
Barry S. Sternlicht                                Richard D. Nanula
Chairman and Chief Executive Officer               President and Chief Executive Officer
Starwood Hotels & Resorts                          Starwood Hotels & Resorts Worldwide, Inc.

THE CLASS B SHARES TO BE ISSUED PURSUANT TO THE RESTRUCTURING DESCRIBED IN THIS JOINT PROXY STATEMENT HAVE NOT BEEN APPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION, THE NEVADA GAMING COMMISSION, THE NEVADA STATE GAMING CONTROL BOARD, THE NEW JERSEY CASINO CONTROL COMMISSION, THE MISSISSIPPI GAMING COMMISSION OR THE INDIANA GAMING COMMISSION. NONE OF THESE ORGANIZATIONS HAS DETERMINED IF THIS JOINT PROXY STATEMENT IS ACCURATE, COMPLETE OR ADEQUATE, OR HAS PASSED UPON THE INVESTMENT MERITS OF THE SECURITIES OFFERED HEREBY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 Joint Proxy Statement dated December 3, 1998, and first mailed to shareholders and stockholders on
                           or about December 5, 1998.

                                [STARWOOD LOGO]

                            ------------------------

                 NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Starwood Hotels & Resorts:

     Notice is hereby given that the 1998 Annual Meeting of Shareholders of Starwood Hotels & Resorts, a Maryland real estate investment trust (the "Trust"), will be held at the Caribbean Ballroom of the Sheraton Bal Harbour, 9701 Collins Avenue, Bal Harbour, Florida, on January 6, 1999 at 10:00 a.m., local time, for the following purposes:

          1. To consider and vote upon a proposal to approve the restructuring of the Trust and Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the "Corporation"), pursuant to the Agreement and Plan of Restructuring (as amended) attached as Annex A to the accompanying Joint Proxy Statement, and pursuant to which proposal, among other things, (i) a newly organized, wholly owned subsidiary of the Corporation will merge into the Trust, with the Trust surviving as a subsidiary of the Corporation, which will hold all outstanding shares of the new Class A shares of beneficial interest in the Trust having the terms described under the caption "Description of Class A Shares" in the accompanying Joint Proxy Statement; (ii) each outstanding common share of beneficial interest in the Trust (a "Trust Share") will be converted into one share of the new Class B shares of beneficial interest in the Trust having the terms described under the caption "Description of Class B Shares" in the accompanying Joint Proxy Statement; (iii) the Declaration of Trust of the Trust will be amended and restated as set forth in Annex B to the accompanying Joint Proxy Statement; and (iv) the Pairing Agreement between the Trust and the Corporation will be amended and restated to read as set forth in Annex C to the accompanying Joint Proxy Statement;

          2.  To elect three Trustees to the Board of Trustees of the Trust;

          3. To consider and vote upon a proposal to approve the amendment and restatement of the Trust's 1995 Long-Term Incentive Plan; and

          4. To transact such other business as may properly come before the meeting.

     Only holders of record of Trust Shares, Class A Exchangeable Preferred Shares and Class B Exchangeable Preferred Shares of the Trust at the close of business on November 20, 1998 are entitled to receive notice of, and to vote at, the 1998 Annual Meeting or at any adjournment or postponement thereof.

     SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND, YOU ARE URGED TO READ THE ACCOMPANYING JOINT PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, AND YOUR PROMPTNESS WILL ASSIST US IN AVOIDING ADDITIONAL

SOLICITATION COSTS. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH CARD SHOULD BE SIGNED AND RETURNED.

                                          By Order of the Board of Trustees

                                          /s/ Sherwin L. Samuels

                                          Sherwin L. Samuels
                                          Secretary

December 5, 1998
White Plains, New York

                                [STARWOOD LOGO]

                            ------------------------

                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Starwood Hotels & Resorts Worldwide, Inc.:

     Notice is hereby given that the 1998 Annual Meeting of Stockholders of Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the "Corporation"), will be held at the Caribbean Ballroom of the Sheraton Bal Harbour, 9701 Collins Avenue, Bal Harbour, Florida, on January 6, 1999, immediately following the Annual Meeting of Shareholders of Starwood Hotels & Resorts, a Maryland real estate investment trust (the "Trust"), for the following purposes:

          1. To consider and vote upon a proposal to approve the restructuring of the Corporation and the Trust, pursuant to the Agreement and Plan of Restructuring (as amended) attached as Annex A to the accompanying Joint Proxy Statement, and pursuant to which proposal, among other things, the Pairing Agreement between the Trust and the Corporation will be amended and restated to read as set forth in Annex C to the accompanying Joint Proxy Statement;

          2. To elect four Directors to the Board of Directors of the Corporation;

          3. To consider and vote upon a proposal to approve the amendment and restatement of the Corporation's 1995 Long-Term Incentive Plan; and

          4. To transact such other business as may properly come before the meeting.

     Only holders of record of shares of common stock of the Corporation at the close of business on November 20, 1998 are entitled to receive notice of, and to vote at, the 1998 Annual Meeting or at any adjournment or postponement thereof.

     STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND, YOU ARE URGED TO READ THE ACCOMPANYING JOINT PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, AND YOUR PROMPTNESS WILL ASSIST US IN AVOIDING ADDITIONAL SOLICITATION COSTS. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU

OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH CARD SHOULD BE SIGNED AND RETURNED.

                                          By Order of the Board of Directors

                                          /s/ Thomas C. Janson,Jr.
                                          Thomas C. Janson, Jr.
                                          Secretary
December 5, 1998
White Plains, New York

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
QUESTIONS AND ANSWERS ABOUT THE
  RESTRUCTURING.......................    1
WHO CAN HELP ANSWER YOUR QUESTIONS....    4
SUMMARY...............................    5
Starwood Hotels.......................    5
Our Reasons for the Restructuring.....    5
Our Recommendations...................    6
Considerations Relating to the
  Restructuring.......................    6
Risk Factors..........................    7
The Restructuring.....................    7
Material Differences in Rights of
  Holders of Trust Shares and Class B
  Shares..............................    9
Structure of Starwood Hotels Prior to
  the Restructuring...................   10
Structure of Starwood Hotels After the
  Restructuring.......................   11
Other Matters to be Voted upon at the
  Meetings............................   12
The Annual Meetings...................   12
Starwood Hotels Summary Selected
  Financial Data......................   13
RISK FACTORS..........................   16
Retention of Capital..................   16
Adoption of Additional Legislation,
  Regulations or Interpretations......   16
Change in Nature of Investment in the
  Trust...............................   17
Possibility of Future Amendments to
  the Pairing Agreement...............   17
THE ANNUAL MEETINGS...................   18
Date, Time and Place..................   18
Matters to be Considered..............   18
Voting Rights; Vote Required..........   18
Proxies...............................   20
Solicitation of Proxies...............   21
Independent Accountants...............   21
STARWOOD HOTELS & RESORTS WORLDWIDE,
  INC. SELECTED FINANCIAL
  INFORMATION.........................   22
THE RESTRUCTURING.....................   30
Background of the Restructuring.......   30
Recommendation of the Trust Board and
  the Corporation Board; Reasons for
  the Restructuring...................   33
Interests of Certain Persons in the
  Restructuring.......................   34
Trust Board After the Restructuring...   35

                                        PAGE
                                        ----
Accounting Treatment..................   35
Certain Forward Looking Statements....   35
Regulatory Approvals..................   36
No Dissenters' Rights.................   36
Certain Federal Securities Laws
  Consequences........................   36
THE RESTRUCTURING AGREEMENT...........   37
General...............................   37
Closing and Effective Time............   37
Conversion of Shares..................   37
Exchange of Certificates..............   38
Dividends.............................   38
Starwood Options......................   38
Representations and Warranties........   39
Business of Starwood Hotels Pending
  the Restructuring...................   39
Indemnification.......................   39
Conditions to the Consummation of the
  Restructuring.......................   39
Termination...........................   40
Waiver................................   40
AMENDMENT AND RESTATEMENT OF THE
  DECLARATION OF TRUST OF THE TRUST...   41
Current Provisions....................   41
Proposed Amendments...................   42
Purpose and Effect of Proposed
  Amendments..........................   42
Effective Time of the Amendment and
  Restatement.........................   43
AMENDMENT AND RESTATEMENT OF THE
  PAIRING AGREEMENT...................   43
MATERIAL FEDERAL INCOME TAX
  CONSEQUENCES........................   44
Federal Income Tax Consequences of the
  Restructuring.......................   45
Federal Income Taxation of the Trust
  After the Restructuring.............   46
Federal Income Taxation of the
  Corporation.........................   55
Federal Income Taxation of Holders of
  Units...............................   56
Information Reporting Requirements and
  Backup Withholding..................   59
Federal Income Tax Aspects of the
  Partnerships and the Subsidiary
  Entities............................   59
Other Tax Consequences................   60
DESCRIPTION OF CLASS B SHARES.........   60
Dividend Rights.......................   60
Liquidation Rights....................   61

                                        PAGE
                                        ----
Voting Rights.........................   62
Redemption Rights.....................   62
Exchange Rights.......................   62
Ownership Limits; Restrictions on
  Transfer; Repurchase and Redemption
  of Class B Shares...................   64
DESCRIPTION OF CLASS A SHARES.........   67
Dividend Rights.......................   67
Liquidation Rights....................   67
Voting Rights.........................   67
Redemption Rights.....................   68
TRUST PREFERRED SHARES................   68
Class A EPS...........................   68
Class B EPS...........................   70
Ownership Limits; Restrictions on
  Transfer; Repurchase and Redemption
  of Trust Preferred Shares...........   72
COMPARISON OF RIGHTS OF HOLDERS OF
  TRUST SHARES AND HOLDERS OF CLASS B
  SHARES..............................   73
Dividend Rights.......................   73
Liquidation Rights....................   73
Voting Rights.........................   73
Exchange Rights.......................   74
Authorized Capital....................   74
ELECTION OF TRUSTEES OF THE TRUST.....   74
Trustees Nominated This Year for Terms
  Expiring in 2001....................   74
Trustees with Terms Expiring in
  1999................................   75
Trustees with Terms Expiring in
  2000................................   75
ELECTION OF DIRECTORS OF THE
  CORPORATION.........................   76
Directors Nominated This Year for
  Terms Expiring in 2001..............   77
Directors with Terms Expiring in
  1999................................   77
Directors with Terms Expiring in
  2000................................   78
Board Meetings and Committees.........   79
Compensation of Trustees and
  Directors...........................   80
Section 16(a) Beneficial Ownership
  Reporting Compliance................   80
AMENDMENT AND RESTATEMENT OF THE
  LONG-TERM INCENTIVE PLANS...........   81
Proposed Amendments...................   81
Description of the Plans..............   82
Awards Granted Under the
  Incentive Plans.....................   85

                                        PAGE
                                        ----
Federal Income Tax Consequences.......   86
Recommendations.......................   86
SECURITY OWNERSHIP OF CERTAIN
  BENEFICIAL OWNERS AND MANAGEMENT....   87
Certain Beneficial Owners.............   87
Trustees and Executive Officers of the
  Trust...............................   88
Directors and Executive Officers of
  the Corporation.....................   90
EXECUTIVE COMPENSATION................   92
Summary of Cash and Certain Other
  Compensation........................   92
Option Grants.........................   94
Option Exercises and Holdings.........   95
Employment and Compensation Agreements
  with Executive Officers.............   95
Compensation Committee Interlocks and
  Insider Participation...............   99
Report on Executive Compensation......  103
SHAREHOLDER RETURN PERFORMANCE........  105
PRICE RANGES OF PAIRED SHARES;
  DISTRIBUTIONS.......................  106
Market Information....................  106
Distributions Made/Declared...........  106
CERTAIN RELATIONSHIPS AND RELATED
  TRANSACTIONS........................  107
Starwood Capital......................  107
Other.................................  107
LEGAL MATTERS.........................  107
EXPERTS...............................  108
SHAREHOLDER PROPOSALS FOR NEXT ANNUAL
  MEETINGS............................  108
WHERE YOU CAN FIND MORE INFORMATION...  109
LIST OF ANNEXES
Annex A -- Agreement and Plan of
           Restructuring
Annex B -- Amended and Restated Declaration
           of Trust
Annex C -- Amended and Restated Intercompany
           Agreement
Annex D -- Starwood Hotels & Resorts 1995
           Long-Term Incentive Plan
Annex E -- Starwood Hotels & Resorts
           Worldwide, Inc. 1995 Long-Term
           Incentive Plan
Annex F -- Opinion of Sidley & Austin

                 QUESTIONS AND ANSWERS ABOUT THE RESTRUCTURING

Q: Why is Starwood Hotels proposing the restructuring? How will Starwood Hotels and its shareholders benefit?

A: Starwood Hotels is currently a "paired share REIT" (i.e., the Trust Shares and Corporation Shares trade together as a unit on The New York Stock Exchange as Paired Shares). Starwood Hotels is also currently a "stapled entity," as defined by the Internal Revenue Code, because more than 50 percent (by value) of the shares of the Trust trade together as a unit with the Corporation Shares.

The "stapled entity" provisions of the Internal Revenue Code would ordinarily treat two entities (e.g., the Trust and the Corporation) as one entity for purposes of determining whether either entity (e.g., the Trust) qualified as a REIT. If these provisions applied to Starwood Hotels, then the Trust would not qualify as a REIT. However, Starwood Hotels is one of five remaining paired share REITs that were "grandfathered" when these "stapled entity" provisions were enacted in 1984. In other words, Starwood Hotels is currently a "grandfathered paired share REIT" and is not subject to the "stapled entity" provisions.

Recently, however, Congress enacted legislation that has the effect of eliminating this grandfathering for most interests in real property acquired after March 26, 1998. In general, with respect to interests in real property acquired after March 26, 1998, this new legislation treats grandfathered paired share REITs as one entity (i.e., as a "stapled entity") for REIT qualification purposes. Thus, if Starwood Hotels retained its status as a grandfathered paired share REIT, income and assets of the Corporation attributable to most interests in real property acquired after March 26, 1998 would be considered income and assets of the Trust and would likely prevent the Trust from qualifying as a REIT. Accordingly, unless Starwood Hotels restructures its operations, the restrictions imposed by the new legislation would significantly hamper Starwood Hotels' objectives to expand, diversify and improve its hotel portfolio while maintaining the Trust's REIT status.

After completion of the proposed restructuring, although each Class B Share of the Trust will be traded only as a unit with an attached Corporation Share (and vice versa), Starwood Hotels would no longer be a "stapled entity" under the Internal Revenue Code because less than 50 percent (by value) of the shares of the Trust would trade together with the Corporation Shares. Since Starwood Hotels would no longer be a "stapled entity," it would not be subject to the "stapled entity" provisions of the Internal Revenue Code, and the Trust and the Corporation would not be treated as one entity for purposes of determining whether the Trust qualifies as a REIT. In addition, Starwood Hotels would no longer qualify as a grandfathered paired share REIT. Therefore, since the recently enacted legislation affects only grandfathered paired share REITs, Starwood Hotels would no longer be affected by this legislation after the restructuring.

The restructuring proposal would thus allow Starwood Hotels to be able to continue to expand, diversify and improve its hotel portfolio while maintaining the Trust's REIT status. Starwood Hotels believes that the benefits expected to be obtained by retaining its ability to expand, diversify and improve its hotel portfolio outweigh the benefits of retaining its status as a grandfathered paired share REIT. To review the background of and the reasons for the restructuring in greater detail, and related uncertainties, see pages 30 through 33 and pages 16 and 17.

Q: Why is the Trust issuing Class B Shares to trade together with the Corporation Shares?

A: Starwood Hotels decided that maintaining the beneficial tax attributes of the Trust's status as a REIT under the tax laws was more beneficial to Starwood Hotels and its shareholders and stockholders than for the Trust to cease to qualify as a REIT. In order to maintain the Trust's status as a REIT, the Trust must have at least 100 shareholders. Issuing the new Class B Shares is one method of ensuring that we have the necessary number of shareholders. The new Class B Shares would also permit you, our shareholders, to continue to have a direct equity interest in the Trust after the restructuring and to receive dividends at an annual rate initially fixed at $.60 per share directly from the Trust. In addition, as described in detail under "The
Restructuring -- Background of the Restructuring" starting on page 30, the restructuring will enable

Starwood Hotels to avoid potential conflicts of interest inherent in other alternative structures that we considered.

Q: What are the terms of the Class B Shares?

A: Subject to certain conditions, holders of Class B Shares would be entitled to receive a non-cumulative annual dividend at an annual rate initially fixed at $.60 per share to the extent the dividend is authorized by the Board of Trustees of the Trust. The dividend may increase after 1999 pursuant to a formula, and may not be paid under certain circumstances, as described in "Description of Class B Shares" starting on page 60. Unless dividends for the then current quarterly dividend period have been paid on the Class B Shares, the Trust would generally not be permitted to pay a dividend on the new Class A shares of beneficial interest in the Trust ("Class A Shares"), all of which would initially be held by the Corporation. The Class B Shares would not be entitled to vote, except upon matters materially and adversely affecting the rights of holders of Class B Shares disproportionately to the effect on holders of Class A Shares. Upon liquidation of the Trust, assets of the Trust remaining after all liabilities of the Trust had been satisfied and after the liquidation preferences of any preferred shares of beneficial interest in the Trust had been paid in full would be distributed as follows: first, the holders of the Class A Shares would be entitled to receive the aggregate book value of the total equity of the Trust on December 31, 1998, as shown on the balance sheet of the Trust filed with the SEC, less the amount of such book value represented by the Class A EPS and the Class B EPS (at September 30, 1998, such amount was approximately $7.0 billion); second, the holders of Class B Shares (together with the holders of the Class A Exchangeable Preferred Shares of the Trust ("Class A EPS") and Class B Exchangeable Preferred Shares of the Trust ("Class B EPS")) would be entitled to receive 10% of any remaining assets of the Trust; and third, the holders of the Class A Shares would be entitled to receive the remaining 90%.

Q: What do I need to do now?

A: Just indicate on your proxy card how you want to vote, sign it and mail it in the enclosed return envelope. You may attend the annual meetings, which will take place one promptly after the other on January 6, 1999, rather than returning your proxy card. In addition, you may revoke your proxy before it is exercised at the annual meetings by following the directions starting on page 20, and either change your vote or attend the meetings and vote in person.

Q: Who can vote on the restructuring? What vote is required to approve the restructuring?

A: Holders of Trust Shares, Class A EPS or Class B EPS at the close of business on November 20, 1998 can vote at the Trust's annual meeting. Holders of Corporation Shares at the close of business on November 20, 1998 can vote at the Corporation's annual meeting. The restructuring must be approved by both

- the holders of a majority of the outstanding Trust Shares, Class A EPS and Class B EPS (voting together as a single class) and

- the holders of a majority of the outstanding Corporation Shares.

Q: If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A: Your broker will vote your shares with respect to the restructuring proposal only if you provide instructions on how to vote. You should instruct your broker to vote your shares, following the directions provided by your broker.

Q: Should I send in my stock certificates now?

A: No. After the restructuring is completed, we will send you instructions for exchanging your stock certificates.

Q: Would holders of Class A EPS and Class B EPS receive anything in the restructuring?

A: No. Shares of Class A EPS and Class B EPS would continue to remain outstanding after the restructuring and holders of Class A EPS and Class B EPS would continue to have the same rights as before, except that, pursuant to their terms, (i) each Class A EPS would be exchangeable for one Corporation Share and one Class B Share instead of one Paired Share and (ii) holders of the Class A EPS and Class B EPS would be entitled to vote upon only those matters upon which the Class B Shares have the right to vote (as described above), instead of upon those matters upon which holders of Trust Shares currently have the right to vote. Accordingly, holders of Class A EPS and Class B EPS would no longer have the right to vote in the election of

Trustees (or other matters submitted generally to the shareholders of the Trust). The special voting rights of the holders of Class A EPS and Class B EPS and the rights of the holders of Class B EPS to elect trustees in certain circumstances, all as described under the captions "Trust Preferred
Shares -- Class A EPS -- Voting Rights" on page 70 and "-- Class B EPS -- Voting Rights" on page 72, would be unaffected.

Q: Would I receive any dividends?

A: If the restructuring were completed, you would receive dividends when, as and if authorized on the Class B Shares of the Trust as described above. The Corporation does not anticipate paying any dividends in the foreseeable future. As a result, if the restructuring is completed, shareholders of Starwood Hotels will receive dividends only on the Class B Shares (at an annual rate of approximately $.60 per share for 1999). This is significantly less than the current annual dividend rate of $2.08 per Trust Share (based on the first three quarters of 1998).

Q: When do you expect the restructuring to be completed?

A: We are working to complete the restructuring during January 1999.

Q: What would be the tax consequences to holders of Paired Shares of the restructuring?

A: The exchange of Trust Shares for Class B Shares would be tax-free for federal income tax purposes and holders of Paired Shares would not recognize any gain or loss as a result of the restructuring. To review the federal income tax consequences in greater detail, see page 44.

Q: Would I be entitled to appraisal rights?

A: No. You would not be entitled to appraisal rights with respect to your Trust Shares because the Trust Shares are traded on The New York Stock Exchange or with respect to your Corporation Shares because the Corporation is not a constituent corporation in the merger. Holders of Class A EPS and Class B EPS would not be entitled to appraisal rights because their shares would continue to be shares of the Trust, which would be the successor in the merger, after the restructuring.

                       WHO CAN HELP ANSWER YOUR QUESTIONS

    If you have more questions about the restructuring, you should contact:

                           STARWOOD HOTELS & RESORTS
                             777 Westchester Avenue
                          White Plains, New York 10604
                        Attention: Shareholder Relations
                          Phone Number: (914) 640-8100

                   STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
                             777 Westchester Avenue
                          White Plains, New York 10604
                        Attention: Shareholder Relations
                          Phone Number: (914) 640-8100

       If you would like additional copies of this Joint Proxy Statement, or if you have questions about the restructuring, you should contact:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                    Phone Number: (800) 488-8035 (toll free)

                                    SUMMARY

     This summary highlights selected information from this Joint Proxy Statement and may not contain all the information that is important to you. To understand the restructuring fully and for a more complete description of the legal terms of the restructuring, you should read carefully this entire document, including the Annexes, and the documents to which we have referred you. See "Where You Can Find More Information" starting on page 109.

                           STARWOOD HOTELS & RESORTS
                   STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

                             777 WESTCHESTER AVENUE
                          WHITE PLAINS, NEW YORK 10604
                                 (914) 640-8100

     Starwood Hotels & Resorts Worldwide, Inc. (the "Corporation") and Starwood Hotels & Resorts (the "Trust" and, together with the Corporation, "Starwood Hotels") are, together with their subsidiaries, one of the world's leading hotel operating companies and one of the largest real estate investment trusts in the United States, respectively. The Corporation conducts its hotel business through its subsidiaries, including ITT Sheraton Corporation ("Sheraton") and Ciga, S.P.A., and engages in the gaming business through its subsidiary Caesars World, Inc. Through the Sheraton, Westin, The Luxury Collection, St. Regis, W, Ciga, Four Points Hotels and Caesars brand names, Starwood Hotels is represented in most major markets of the world.

     The Trust owns fee, ground leasehold and mortgage loan interests in hotel properties located throughout the United States and in Mexico and Scotland. The Corporation leases properties from the Trust and operates them directly or through third-party management companies. As of September 30, 1998, Starwood Hotels owned equity interests in approximately 215 hotel properties, held mortgage interests in eight hotel properties, operated approximately 205 hotel properties on behalf of third-party owners and earned franchise fees by licensing one of its brand names to approximately 235 hotel properties. Gaming operations generally are marketed under either the Caesars or Sheraton brand names and service marks and are currently represented in, among other areas, Las Vegas, Atlantic City, Tunica County, Mississippi and Harrison County, Indiana, in five foreign countries and on two cruise ships that operate in international waters.

     The common shares of beneficial interest in the Trust ("Trust Shares") and the shares of common stock of the Corporation ("Corporation Shares") are "paired" pursuant to a Pairing Agreement between the Trust and the Corporation (the "Pairing Agreement") and may be held and transferred only in combined units consisting of one Trust Share and one Corporation Share (a "Paired Share").

                       OUR REASONS FOR THE RESTRUCTURING

     We believe the restructuring will alleviate the adverse effects of new federal tax legislation on the operations, financial condition and competitive position of Starwood Hotels by giving up our status as a "grandfathered paired share REIT" to avoid restrictions on our operations imposed by the legislation. Those restrictions as a practical matter prevent the Corporation from operating hotels acquired in the future by either the Trust or the Corporation. We believe those restrictions would, over time, adversely affect our competitive position and financial condition. We also believe that of the various restructuring alternatives considered, the proposed restructuring is the best alternative for Starwood Hotels in light of this recent legislation.

     Other alternatives we considered included:

- modifying or terminating the pairing arrangement such that some or all of the Trust Shares and Corporation Shares could be sold separately;

- retaining the paired structure but leasing all newly acquired hotel properties to a third party not affiliated with Starwood Hotels; and

- merging the Trust and Corporation and abandoning the Trust's REIT status.

We rejected the first two alternatives mainly because of the inherent conflicts of interest they could present due to diverging ownership interests. We rejected the third alternative because it is less financially advantageous for holders of Paired Shares than our proposed restructuring. These alternatives, and the reasons we are recommending that you approve the restructuring proposal, are discussed in detail under "The Restructuring -- Background of the Restructuring" starting on page 30.

                              OUR RECOMMENDATIONS

     The Board of Trustees of the Trust (the "Trust Board") and the Board of Directors of the Corporation (the "Corporation Board" and, together with the Trust Board, the "Boards") believe that the restructuring is in your best interest and unanimously recommend that you vote FOR the proposal to restructure Starwood Hotels pursuant to the Agreement and Plan of Restructuring (as amended, the "Restructuring Agreement"), a copy of which is attached to this Joint Proxy Statement as Annex A, and such that:

- the Trust will become a subsidiary of the Corporation, which will hold all outstanding shares of the new Class A shares of beneficial interest in the Trust having the terms described under "Description of Class A Shares" starting on page 67 ("Class A Shares");

- each outstanding Trust Share will be converted into one share of the new Class B shares of beneficial interest in the Trust having the terms described under "Description of Class B Shares" starting on page 60 (the "Class B Shares");

- the Declaration of Trust of the Trust will be amended and restated as set forth in Annex B hereto (which is marked to show the proposed amendments); and

- the Pairing Agreement will be amended and restated to read as set forth in Annex C hereto. The amended and restated Pairing Agreement will be renamed the "Intercompany Agreement" and will provide, among other things, for the trading of each Class B Share only as a unit with an attached Corporation Share (and vice versa) and for the right of the Corporation to exchange for all or any portion of the Class B Shares cash, Corporation Shares or other property in certain circumstances.

                  CONSIDERATIONS RELATING TO THE RESTRUCTURING

     The Boards believe that the restructuring will benefit shareholders and stockholders by continuing to align their ownership interests in the Corporation and the Trust, and allowing them to continue to participate in both the ownership and operations aspects of the hotel business. The restructuring will permit Starwood Hotels to continue its policy of expanding and diversifying its hotel portfolio, without the adverse effects of recent tax legislation that would limit the ability of Starwood Hotels in its current form to both own and operate newly acquired hotels. See "The Restructuring -- Background of the Restructuring" starting on page 30 and "-- Recommendation of the Trust Board and the Corporation Board; Reasons for the Restructuring" starting on page 33.

     As a result of the restructuring, Starwood Hotels will pay significantly more in federal income taxes, will pay a smaller dividend, and will have the ability to retain significantly more earnings than currently. While the Boards believe that Starwood Hotels should be able to earn a higher after-tax return on retained capital than the average shareholder would be able to earn if that capital were returned to the shareholders and that, accordingly, such shareholders would be better off financially as a result of the restructuring, there can be no assurance of this. In addition, it is possible that there will be new legal interpretations with respect to the restructuring that could have a material adverse effect on Starwood Hotels. See "Risk Factors" starting on page 16.

     Certain members of management and the Boards may have interests in the restructuring that are different from the interests of holders of Paired Shares, Class A EPS or Class B EPS generally. Holders of Class A EPS and Class B EPS will not have any vote in elections for Trustees of the Trust or Directors of the Corporation after the restructuring. Starwood Capital Group, L.L.C. (which is an affiliate of Barry S. Sternlicht, the Chairman and Chief Executive Officer of the Trust and the Chairman of the Board of the Corporation, Madison F. Grose, a Trustee of the Trust, and Jonathan D. Eilian, a Director of the Corporation), Goldman, Sachs & Co. (which is an affiliate of Stuart M. Rothenberg, a Trustee of the Trust, and Barry S. Volpert, a Director of the Corporation) and certain of their respective affiliates are significant holders of Class A EPS and Class B EPS.

                                  RISK FACTORS

     Shareholders and stockholders should consider, in addition to all the other information in this Joint Proxy Statement, the specific risk factors associated with the restructuring discussed in the section entitled "Risk Factors" starting on page 16. These risk factors include: the increased retention of capital by Starwood Hotels, the increased federal income taxes that Starwood Hotels will pay, the different rights of the holders of Class B Shares as compared to the holders of Trust Shares, the possibility of future amendments to the Pairing Agreement without shareholder approval, and the possibility of new or changed legal interpretations relating to the structure to be adopted in the restructuring that could adversely affect Starwood Hotels.

                               THE RESTRUCTURING

     In the restructuring, a newly organized, wholly owned subsidiary of the Corporation will merge into the Trust with the result that, among other things,
(i) each Trust Share will be converted into one Class B Share and (ii) each outstanding common share of beneficial interest in such subsidiary (all of which will be owned by the Corporation) will be converted into one Class A Share of the Trust (with the result that the Trust will become a subsidiary of the Corporation). Subject to certain conditions, holders of Class B Shares will be entitled to receive a non-cumulative annual dividend, at an initial annual rate of $.60 per share, to the extent the dividend is authorized by the Board of Trustees of the Trust. The dividend may increase after 1999 pursuant to a formula, and may not be paid under certain circumstances, as described in "Description of Class B Shares" starting on page 60. Unless dividends for the then current quarterly dividend period have been paid on the Class B Shares, the Trust will not be permitted to pay a dividend on the Class A Shares (except in certain circumstances described in "Description of Class B Shares" starting on page 60), all of which will be initially held by the Corporation. The holders of Class B Shares would not be entitled to vote, except upon matters materially and adversely affecting the rights of holders of Class B Shares disproportionately to the effect on holders of Class A Shares. Upon liquidation of the Trust, assets of the Trust remaining after all liabilities of the Trust have been satisfied and after the liquidation preferences of any preferred shares of beneficial interest in the Trust have been paid in full will be distributed as follows: first, the holders of the Class A Shares will be entitled to receive the aggregate book value of the total equity of the Trust on December 31, 1998, as shown on the balance sheet of the Trust filed with the SEC, less the amount of such book value represented by the Class A EPS and the Class B EPS (at September 30, 1998, such amount was approximately $7.0 billion); second, the holders of Class B Shares (together with the holders of the Class A EPS and Class B EPS) will have the right to receive 10% of any remaining assets of the Trust; and third, the holders of the Class A Shares will have the right to receive the remaining 90%. Each Class B Share will be attached to and trade as a unit with the Corporation Share that had been paired with the Trust Share converted into the Class B Share. The Corporation Shares will be unaffected by the restructuring.

     The Restructuring Agreement is attached as Annex A to this Joint Proxy Statement. We encourage you to read the Restructuring Agreement, because it is the legal document that governs the restructuring.

     Holders of Paired Shares should not send in their stock certificates for exchange until instructed to do so after the restructuring is completed. Even though the Corporation Shares are unaffected by the restructuring, the certificates representing Paired Shares are "back-to-back" certificates: the certificate representing Corporation Shares is printed on the back of the certificate representing the Trust Shares. Accordingly, after the restructuring, the entire certificate must be submitted for exchange and a new "back-to-back" certificate representing Corporation Shares and Class B Shares will be issued.

Class A EPS and Class B EPS

     Holders of the Trust's Class A EPS and Class B EPS will continue to hold their existing shares, which will remain outstanding securities of the Trust after the restructuring. As a result of the restructuring, the Class A EPS will become exchangeable pursuant to its terms into units consisting of one Corporation Share and one Class B Share. The Class B EPS will continue to be convertible into Class A EPS. In addition, holders of Class A EPS and Class B EPS will be entitled to vote upon only those matters upon which the holders of Class B Shares have the right to vote (as described above), instead of upon those matters upon which holders of Trust Shares currently have the right to vote. Accordingly, holders of Class A EPS and Class B EPS will no longer have the right to vote in the election of Trustees (or other matters submitted generally to the shareholders of the Trust). The special voting rights of the holders of Class A EPS and Class B EPS and the rights of the holders of Class B EPS to elect trustees in certain circumstances, as described under the captions "Trust Preferred Shares -- Class A EPS -- Voting Rights" on page 70 and "-- Class B EPS -- Voting Rights" on page 72, will be unaffected.

Conditions to the Restructuring

     We will complete the restructuring only if certain conditions are satisfied or (in some cases) waived, including the following:

- the restructuring proposal is approved by the shareholders of the Trust and the stockholders of the Corporation;

- there is no law, rule, regulation, executive order, decree, injunction or other order that restrains, enjoins or otherwise prohibits consummation of the restructuring, and no governmental authority institutes any proceeding for any of the foregoing;

- the relevant waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), expires or is terminated; and

- any material consents, approvals, orders or authorizations of or registrations, declarations or filings with any governmental entity are obtained, made or have occurred and are in full force and effect.

Regulatory Approvals

     The Trust and the Corporation have made certain filings and taken other actions necessary to obtain approvals from certain U.S. regulatory authorities in connection with the Restructuring, including U.S. competition authorities. The waiting period under the HSR Act for the restructuring will expire on December 25, 1998, unless the Department of Justice or the Federal Trade Commission issues a request for additional information or other documentary materials. In addition, Starwood Hotels has made certain filings with, and taken such other necessary actions with respect to, all relevant casino gaming regulatory agencies in connection with the restructuring. See "The
Restructuring -- Regulatory Approvals" on page 36.

Material Federal Income Tax Consequences

     Sidley & Austin, special tax counsel to Starwood Hotels, is opining that, based on certain assumptions, statements, and factual representations, none of the Trust, the Corporation, or our shareholders will recognize any gain or loss for federal income tax purposes in the restructuring and that, after the restructuring, the Trust's proposed method of operation will enable it to continue to comply with the requirements for taxation as a REIT. See "Material Federal Income Tax Consequences" starting on page 44 for more details.

Accounting Treatment

     The restructuring will be accounted for as a reorganization of two companies under common control. There will be no revaluation of the assets and liabilities of the combining companies. Starwood Hotels will, however, take a one-time charge of approximately $1 billion, primarily related to a deferred tax liability that will result from the reorganization, as required by Statement of Financial Accounting Standards (SFAS) No. 109.

     After the restructuring, Starwood Hotels' financial statements will be presented on a consolidated basis representing the operations of the Corporation and its subsidiaries, including the Trust. Because the Class B Shares will be registered under the Securities Exchange Act of 1934, as amended, it is anticipated that separate financial statements of the Trust will continue to be presented and filed in Starwood Hotels' annual and quarterly reports to the SEC.

No Dissenters' Rights

     Under Maryland law, holders of Paired Shares, Class A EPS and Class B EPS are not entitled to exercise appraisal rights in connection with the restructuring, because the Paired Shares are traded on The New York Stock Exchange and because the Class A EPS and Class B EPS will continue to be shares of the Trust, which will be the successor in the merger, after the restructuring.

Listing and Trading of Class B Shares

     The Class B Shares will be listed on The New York Stock Exchange and traded together as a unit with the Corporation Shares in the same way that the Trust Shares and Corporation Shares are now listed and traded.

Termination of the Restructuring Agreement

     The Restructuring Agreement may be terminated at any time prior to the completion of the restructuring, whether before or after any approval of the matters presented in connection with the restructuring by the shareholders of the Trust or the stockholders of the Corporation, (i) by mutual written consent of the Trust and the Corporation; (ii) by either the Trust or the Corporation if there has been a material breach of the representations and warranties, covenants and agreements on the part of the other set forth in the Restructuring Agreement, which breach has not been cured within twenty business days following receipt by the breaching party of notice of such breach from the non-breaching party; (iii) by either the Trust or the Corporation if any court or other governmental entity shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order, decree, injunction or other order or taken any other action permanently enjoining, restraining or otherwise prohibiting or making illegal the restructuring and such law, rule, regulation, executive order, decree, injunction or other order or other action shall have become final and nonappealable; (iv) by either the Trust or the Corporation if the restructuring has not been consummated before June 30, 1999, unless the failure to consummate the restructuring is the result of a material breach of the Restructuring Agreement by the party seeking to terminate the Restructuring Agreement; (v) by either the Trust or the Corporation if the shareholders of the Trust do not approve the restructuring proposal at the Trust Meeting; or (vi) by either the Trust or the Corporation if the stockholders of the Corporation do not approve the restructuring proposal at the Corporation Meeting.

  MATERIAL DIFFERENCES IN RIGHTS OF HOLDERS OF TRUST SHARES AND CLASS B SHARES

     Holders of Class B Shares will be entitled to receive a non-cumulative annual dividend initially fixed at $.60 per share, as described above, to the extent authorized by the Trust Board and subject to certain conditions and the rights of the holders of Class A EPS and Class B EPS (whose dividend rights will not change, except that they will have the right to participate in dividends authorized on the Class B Shares, rather than in dividends authorized on the Trust Shares), while holders of Trust Shares are entitled to receive, subject to the rights of the holders of Class A EPS and Class B EPS, dividends in any amount authorized by the Trust Board. The new dividend may increase after 1999 pursuant to a formula, and may not be paid under certain circumstances. After the restructuring, upon liquidation of the Trust, assets of the Trust remaining after all liabilities of the Trust have been satisfied and after the liquidation preferences of any preferred shares of beneficial interest in the Trust have been paid in full would be distributed as follows: first, the holders of the Class A Shares will be entitled to receive the aggregate book value of the total equity of the Trust on December 31, 1998, as shown on the balance sheet of the Trust filed with the SEC, less the amount of such book value represented by the Class A EPS and the Class B EPS (at September 30, 1998, such amount was approximately $7.0 billion); second, the holders of Class B Shares (together with holders of Class A EPS and Class B EPS) will be entitled to receive 10% of any remaining assets of the Trust; and third, the holders of the Class A Shares will be entitled to receive the remaining 90%. Holders of Trust Shares (together with holders of Class A EPS and Class B EPS) are currently entitled to receive all assets legally available for distribution on liquidation of the Trust, after the payment of preferences to holders of Class A EPS and Class B EPS. Holders of Class B Shares will not be entitled to vote, including to vote in the election of Trustees, except upon matters materially and adversely affecting the rights of holders of Class B Shares disproportionately to the effect on holders of Class A Shares, while holders of Trust Shares currently have the right to vote on all matters submitted generally to the shareholders at meet-ings of the shareholders of the Trust, including in the election of Trustees.

     The Corporation will also have the right to exchange the Class B Shares upon certain conditions, while currently the Corporation and the Trust have no right to exchange, redeem or convert any Trust Shares (except with regard to the Ownership Limit and gaming licenses, as described below).

            STRUCTURE OF STARWOOD HOTELS PRIOR TO THE RESTRUCTURING

     Currently, the structure of Starwood Hotels is as follows:

[CHART: Structure of Starwood Hotels Prior to the Restructuring]

     Starwood Hotels is a "paired share REIT" and consists of two companies: the Trust and the Corporation, the shares of which are "paired" or "stapled" together so they trade as a single unit. The Class A EPS, the Class B EPS and the limited partnership units (the "Partnership Units") of SLT Realty Limited Partnership (the "Realty Partnership") and SLC Operating Limited Partnership (the "Operating Partnership" and, together with the Realty Partnership, the "Partnerships") are (subject to the ownership limitation provisions of the Trust and the Corporation) exchangeable (directly or indirectly) for, at the option of the Trust and the Corporation, either cash, Paired Shares representing up to approximately 11% of the outstanding Paired Shares after such exchange, or a combination of cash and Paired Shares.

              STRUCTURE OF STARWOOD HOTELS AFTER THE RESTRUCTURING

     In the restructuring, a newly organized, wholly owned subsidiary of the Corporation will merge into the Trust (the "Merger") with the result that:

     - the Trust will be the surviving entity;

     - the Corporation will own all the newly created outstanding Class A Shares of the Trust; and

     - the current holders of Paired Shares will own all the newly created outstanding Class B Shares of the Trust.

Each Class B Share will be attached to and trade as a unit (a "Unit") with the Corporation Share that had been paired with the Trust Share converted into the Class B Share.

     After the restructuring, the structure of Starwood Hotels will be as follows:

[CHART: Structure of Starwood Hotels After the Restructuring]

     Because the Class B Shares will not have voting rights (except to the limited extent described in "Description of Class B Shares" below), the Corporation will have 100% voting control over the Trust through its ownership of the Class A Shares. The Class A EPS and Class B EPS will remain outstanding, but will be entitled to vote upon all matters upon which the Class B Shares will have the right to vote, instead of upon all matters upon which Trust Shares currently have the right to vote. Accordingly, holders of Class A EPS and Class B EPS will no longer have the right to vote in the election of Trustees (or other matters submitted generally to the shareholders of the Trust). The special voting rights of the holders of Class A EPS and Class B EPS and the rights of the holders of Class B EPS to elect trustees in certain circumstances, all as described under the captions "Trust Preferred Shares -- Class A EPS -- Voting Rights" and "-- Class B EPS -- Voting Rights," would be unaffected.

     The Class A EPS, the Class B EPS and the Partnership Units will be (subject to the ownership limitation provisions of the Trust and the Corporation) exchangeable (directly or indirectly) for, at the option of the Trust and the Corporation, either cash, Units representing up to approximately 11% of the outstanding Units after such exchange, or a combination of cash and Units.

                         OTHER MATTERS TO BE VOTED UPON
                                AT THE MEETINGS

     At the Trust Meeting, in addition to the restructuring proposal, shareholders of the Trust will consider and vote upon the proposed amendment and restatement ("the Trust LTIP Amendment and Restatement") of the 1995 Long-Term Incentive Plan of the Trust, and the election of three Trustees to the Trust Board. At the Corporation Meeting, in addition to the restructuring proposal, stockholders of the Corporation will consider and vote upon the proposed amendment and restatement ("the Corporation LTIP Amendment and Restatement") of the 1995 Long-Term Incentive Plan of the Corporation, and the election of four Directors to the Corporation Board. Both the Trust LTIP Amendment and Restatement and the Corporation LTIP Amendment and Restatement will change the periods during which awards under the respective plan may be exercised after termination of employment. In addition, the Corporation LTIP Amendment and Restatement will include under the Corporation plan certain grants of options made to Richard D. Nanula in connection with the commencement of his employment by the Corporation.

     The Trust Board unanimously recommends that you vote FOR the Trust LTIP Amendment and Restatement and FOR each of the nominees for Trustee named under "Election of Trustees." The Corporation Board also unanimously recommends that you vote FOR the Corporation LTIP Amendment and Restatement and FOR each of the nominees for Director named under "Election of Directors."

                              THE ANNUAL MEETINGS

Record Date

     You are entitled to vote at the Trust's 1998 Annual Meeting of Shareholders (the "Trust Meeting") if you owned Trust Shares, Class A EPS or Class B EPS at the close of business on November 20, 1998 (the "Record Date"). You will have one vote for each Trust Share, share of Class A EPS or share of Class B EPS you owned on the Record Date for the restructuring proposal, the Trust LTIP Amendment and Restatement and for each of the three nominees for election as Trustees.

     You are entitled to vote at the Corporation's 1998 Annual Meeting of Stockholders (the "Corporation Meeting") if you owned Corporation Shares at the close of business on the Record Date. You will have one vote for each Corporation Share you owned on the Record Date for the restructuring proposal, the Corporation LTIP Amendment and Restatement and for each of the four nominees for election as Directors.

     On the Record Date, there were 175,521,662 Trust Shares and Corporation Shares (which trade together as Paired Shares), 4,376,000 Class A EPS and 3,860,757 Class B EPS outstanding.

Votes Required

     The favorable vote of the holders of a majority of the outstanding Trust Shares, Class A EPS and Class B EPS (voting together as a single class) and of a majority of the Corporation Shares is required to approve the restructuring proposal.

     The favorable vote of a majority of the Trust Shares, Class A EPS and Class B EPS voted at the Trust Meeting is required to approve the Trust LTIP Amendment and Restatement, provided that the total vote cast on such proposal represents over 50% in interest of all securities entitled to vote on such proposal. The favorable vote of a majority of the Corporation Shares voted at the Corporation Meeting is required to approve the Corporation LTIP Amendment and Restatement, provided that the total vote cast on such proposal represents over 50% in interest of all securities entitled to vote on such proposal.

     Trustees and Directors are elected by a plurality of the votes cast at the applicable meeting.

Share Ownership of Management

     On the Record Date, Trustees and executive officers of the Trust owned and were entitled to vote 191,073 Trust Shares, 1,749 Class A EPS and 1,474 Class B EPS, and Mr. Sternlicht had voting control over entities owning 377,069 Trust Shares, 2,179,187 Class A EPS and 1,835,622 Class B EPS, collectively representing approximately 2.5% of the voting power of the outstanding shares of the Trust on the Record Date. On the Record Date, Directors and executive officers of the Corporation owned and were entitled to vote 815,801 Corporation Shares, and Mr. Sternlicht had voting control over entities owning 377,069 Corporation Shares, collectively representing approximately 0.7% of the shares of common stock of the Corporation outstanding on the Record Date.

                STARWOOD HOTELS SUMMARY SELECTED FINANCIAL DATA

     We are providing the following summary selected historical and pro forma financial information to aid you in your analysis of the financial aspects of the restructuring. The following tables set forth selected consolidated combined historical and consolidated pro forma financial information for Starwood Hotels. After the restructuring, the Corporation will hold all of the outstanding shares of the new Class A Shares. As a result, the Corporation will have a controlling interest in the Trust and significant influence over its operations. As such, the consolidated financial statements for Starwood Hotels will include the accounts of the Trust, as presented herein.

     The following information should be read in conjunction with (i) the historical financial statements and notes thereto for Starwood Hotels and Management's Discussion and Analysis of Combined Financial Condition and Results of Operations, which are included in Starwood Hotels' Joint Annual Report on Form 10-K for the year ended December 31, 1997 (the "1997 10-K") and Starwood Hotels' Joint Quarterly Reports on Form 10-Q for the periods ended March 31, 1998, June 30, 1998 and September 30, 1998 (the "1998 Quarterly Reports"), (ii) Starwood Hotels' Joint Current Report on Form 8-K dated February 23, 1998 (the "February 23 8-K"), (iii) the financial statements and notes thereto for ITT Corporation ("ITT") and Management's Discussion and Analysis of Financial Condition and Results of Operations which are included in ITT's Annual Reports on Form 10-K for the years ended December 31, 1996, 1995, 1994 and 1993 and (iv) the financial statements and notes thereto for ITT that are included in the February 23 8-K. Pro forma financial information relating to Starwood Hotels' acquisitions of ITT and Westin Hotels & Resorts Worldwide, Inc. ("Westin Worldwide") and certain affiliated entities (the "Westin Subsidiaries" and, together with Westin Worldwide, "Westin") is contained herein and in the February 23 8-K. Because the acquisition of ITT (the "ITT Merger") was accounted for using reverse purchase accounting, the historical financial information of Starwood Hotels as of December 31, 1997, 1996, 1995, 1994 and 1993 and for the years then ended is the historical financial information of ITT. For further discussion of the ITT Merger, see "ITT Merger Accounting Treatment" below. The historical financial information as of September 30, 1998 and for the nine months then ended is the historical financial information of ITT for the nine months ended September 30, 1998, and of the Trust and the Corporation, including Westin, for the period from the ITT Merger (February 23, 1998) to September 30, 1998. The historical financial information as of September 30, 1997 and for the nine months ended September 30, 1997 is the historical financial results of ITT as a result of the reverse purchase accounting for the ITT Merger. The historical financial information described above has been derived from the audited financial statements for the years ended December 31, 1997, 1996, 1995, 1994 and 1993 and the unaudited financial statements for the nine months ended September 30, 1997 that are incorporated by reference herein. In the opinion of management of Starwood Hotels, the financial data as of September 30, 1998 and 1997 and for the nine months ended September 30, 1998 and 1997 include all adjustments necessary to present fairly the information set forth therein.

     The pro forma operating and other data for the nine months ended September 30, 1998 and for the year ended December 31, 1997 have been prepared as if the ITT Merger, the acquisition of Westin (the "Westin Acquisition") and the Restructuring had been completed on January 1, 1997. The pro forma financial information is not necessarily indicative of what the actual financial position and results of operations of Starwood Hotels would have been as of and for the periods indicated, nor does it purport to represent Starwood Hotels' future financial position and results of operations. See "Selected Financial Information" and "Where You Can Find More Information."

ITT MERGER ACCOUNTING TREATMENT

     Starwood Hotels accounted for the ITT Merger as a reverse purchase in accordance with Accounting Principles Board Opinion No. 16. Purchase accounting for a combination is similar to the accounting treatment used in the acquisition of any asset group. Although the Trust and the Corporation issued Paired Shares to ITT stockholders and survived the ITT Merger, the Trust and the Corporation are considered the acquired companies for accounting purposes since the prior ITT stockholders held a majority of the outstanding Paired Shares after the ITT Merger was consummated. The fair market value of the Paired

Shares outstanding and available upon conversion of the Partnership Units held by the Starwood Hotels' stockholders prior to the ITT Merger and the Partnership Unit holders, respectively (using the stock price of $54.31 per Paired Share, based on the average of the high and low prices per Paired Share of Starwood Hotels as reported on The New York Stock Exchange ("NYSE") on November 12,
1997), is used as the valuation basis for the combination. The fair market value of the Paired Shares outstanding of Starwood Hotels at February 23, 1998 (the ITT Merger closing date) in excess of the net book value of the assets and liabilities of Starwood Hotels is allocated to plant, property and equipment and goodwill on a preliminary basis. The goodwill is being amortized over a 40-year period. The allocation of the excess of fair market value of the assets and liabilities will be finalized when Starwood Hotels completes its evaluation of the assets acquired and liabilities assumed. The calculation of the excess of the fair market value of the Paired Shares over the book value of Starwood Hotels' assets and liabilities at February 23, 1998 is as follows (in millions):

Total Paired Shares and Partnership Units outstanding prior
  to the ITT Merger.........................................       80
Fair market value of Starwood Hotels' stock using the stock
  price of $54.31 (based on the average of the high and low
  prices per Paired Share of Starwood Hotels as reported on
  the NYSE on November 12, 1997)............................  $ 4,350
Book value of Starwood Hotels' combined consolidated
  equity....................................................   (1,775)
Transaction-related fees....................................       37
Minority interest related to the Partnerships...............     (152)
                                                              -------
Excess of fair market value of Paired Shares over the book
  value of net assets.......................................  $ 2,460
                                                              =======

     Because the acquisition of ITT is treated as a reverse purchase for financial accounting purposes, the statements of income, comprehensive income and cash flows for the nine months ended September 30, 1998 include the accounts of the Trust and the Corporation for the period from the closing of the ITT Merger on February 23, 1998 through September 30, 1998 and the accounts of ITT for the nine months ending September 30, 1998. Historical stockholders' equity of Starwood Hotels prior to the ITT Merger is retroactively restated for the equivalent number of shares received in the ITT Merger after giving effect to the difference in par value between Starwood Hotels' and ITT's stock. Unless otherwise indicated, all references herein to the number of Paired Shares and per share amounts have been restated to reflect the impact of the reverse acquisition at the conversion factor of 1.543.

                                      FOR THE NINE MONTHS
                                      ENDED SEPTEMBER 30,                FOR THE YEAR ENDED DECEMBER 31,
                                    ------------------------   ---------------------------------------------------
                                     PRO                        PRO
                                    FORMA                      FORMA
                                     1998     1998     1997     1997     1997     1996     1995     1994     1993
                                    ------   ------   ------   ------   ------   ------   ------   ------   ------
                                                       (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
OPERATING DATA
  Revenues........................  $6,646   $6,296   $4,237   $7,134   $5,899   $5,718   $5,396   $3,876   $3,184
  Income (Loss) from continuing
    operations....................  $  (48)  $   (3)  $  321   $ (283)  $ (270)  $  226   $  161   $   44   $  (38)
  Income (Loss) from continuing
    operations per Paired Share...  $ (.28)  $ (.10)  $ 2.55   $(1.52)  $(2.13)  $ 1.81   $ 1.27   $  .35   $ (.30)

                                             AS OF SEPTEMBER 30,
                                          --------------------------
                                            PRO                                    AS OF DECEMBER 31,
                                           FORMA                       ------------------------------------------
                                           1998      1998      1997     1997     1996     1995     1994     1993
                                          -------   -------   ------   ------   ------   ------   ------   ------
                                                                       (IN MILLIONS)
BALANCE SHEET DATA
  Total Assets..........................  $15,763   $16,227   $8,592   $8,525   $8,922   $8,225   $4,873   $3,629
  Total Debt, including capital
    leases..............................  $ 7,683   $ 8,418   $1,749   $1,968   $2,331   $2,011   $  744   $  297

                                                   FOR THE NINE
                                                   MONTHS ENDED
                                                   SEPTEMBER 30,         FOR THE YEAR ENDED DECEMBER 31,
                                                  ---------------   -----------------------------------------
                                                   1998     1997    1997    1996     1995      1994     1993
                                                  -------   -----   -----   -----   -------   -------   -----
                                                             (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
CASH FLOW AND DIVIDEND DATA
  Net cash provided by operating activities.....  $    28   $ 183   $ 146   $ 420   $   444   $   164   $  67
  Net cash provided by (used in) investing
    activities..................................  $ 1,917   $ 602   $ 288   $(595)  $(2,606)  $(1,450)  $(332)
  Net cash provided by (used in) financing
    activities..................................  $(1,886)  $(552)  $(426)  $ 250   $ 2,024   $   610   $ 392
  Cash distributions per share..................  $  1.56   $  --   $  --   $  --   $    --   $    --   $  --

                                  RISK FACTORS

     Stockholders and shareholders of Starwood Hotels, in considering whether to approve the restructuring proposal, should consider, in addition to the other information in this Joint Proxy Statement, the matters discussed in this Section.

     This Joint Proxy Statement contains or incorporates statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements appear in a number of places in this Joint Proxy Statement, including, without limitation, under "Summary," "Risk Factors," "Starwood Hotels & Resorts Worldwide Inc. Selected Financial Information" and "The Restructuring," and may include, among others, statements regarding the intent, belief or current expectations of Starwood Hotels or its Directors, Trustees or officers with respect to the matters discussed in this Joint Proxy Statement. Shareholders and stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those in the forward-looking statements as a result of various uncertainties and other factors, including, without limitation, completion of the transactions described herein and future acquisitions, the availability of capital for acquisitions and for renovations, the ability to maintain existing management, franchise, or representation agreements and to obtain new agreements on current terms, competition within the lodging industry and the gaming industry, the cyclicality of the real estate business, the hotel business and the gaming business, real estate and economic conditions, the continuing ability of the Trust to qualify as a REIT and other risks described below and in the annual, quarterly and current reports of Starwood Hotels incorporated by reference herein, including those identified in Starwood Hotels' Joint Annual Report on Form 10-K for the year ended December 31, 1997. See "Where You Can Find More Information" starting on page 109.

RETENTION OF CAPITAL

     As a result of the proposed restructuring, Starwood Hotels would change from an enterprise that pays a relatively large dividend (a rate of approximately $2.08 per share per annum based on the first three quarters of
1998) to an enterprise that, while paying significantly more in federal income taxes, would pay a substantially smaller dividend beginning in the fourth quarter of 1998 (a rate of approximately $.60 per share per annum for 1999 on a pro forma basis) and therefore would retain significantly more capital in the enterprise. As described under "The Restructuring -- Recommendation of the Trust Board and the Corporation Board; Reasons for the Restructuring" starting on page 33, the Boards believe that Starwood Hotels should be able, through investing in its business, to earn a higher after-tax return on that retained capital than the average shareholder would be able to earn if that capital were returned to the shareholders and that accordingly, such shareholders of Starwood Hotels would be financially better off as a result of the restructuring, although there can be no assurance of this. If, however, Starwood Hotels were not able to earn such a return, then the restructuring could be financially disadvantageous to Starwood Hotels' shareholders.

ADOPTION OF ADDITIONAL LEGISLATION, REGULATIONS OR INTERPRETATIONS

     The United States Congress recently enacted tax legislation that adversely affects the ability of Starwood Hotels to acquire additional hotel properties because of the Trust's status as a "real estate investment trust" (a "REIT") under the federal tax code and the existing "paired share" structure of Starwood Hotels. While the Trust and the Corporation believe that the proposed restructuring of the two companies will alleviate the adverse effects of the new legislation, that the restructuring is the best alternative in light of such legislation and that the new structure of Starwood Hotels does not raise the same concerns that led Congress to enact such legislation, no assurance can be given that additional legislation, regulations or administrative interpretations will not be adopted that could eliminate or reduce certain benefits of the restructuring and have a material adverse effect on the results of operations, financial condition and prospects of Starwood Hotels.

CHANGE IN NATURE OF INVESTMENT IN THE TRUST

     Currently, holders of Trust Shares are entitled to receive dividends as authorized by the Trust Board. They (together with the holders of Class A EPS and Class B EPS) are also entitled to receive all assets available for distribution upon any liquidation of the Trust, after the payment of preferences to the holders of Class A EPS and Class B EPS. After the restructuring, these same holders, as holders of Class B Shares, will be entitled to receive a non-cumulative dividend initially fixed at $.60 per share annually, to the extent authorized by the Trust Board. The dividend may increase after 1999 pursuant to a formula, and may not be paid under certain circumstances. Generally, the Trust may not pay a dividend on the Class A Shares unless it has first paid the dividend on the Class B Shares. However, in certain cases, such as to comply with the terms of a credit or other borrowing agreement, the Trust Board may declare a dividend on the Class A Shares without paying a dividend on the Class B Shares. Upon liquidation of the Trust, assets of the Trust remaining after all liabilities of the Trust have been satisfied and after the liquidation preferences of any preferred shares of beneficial interest in the Trust have been paid in full will be distributed as follows: first, the holders of the Class A Shares will be entitled to receive the aggregate book value of the total equity of the Trust on December 31, 1998, as shown on the balance sheet of the Trust filed with the SEC, less the amount of such book value represented by the Class A EPS and the Class B EPS (at September 30, 1998, such amount was approximately $7.0 billion); second, the holders of Class B Shares (together with the holders of Class A EPS and Class B EPS) will have the right to receive 10% of any remaining assets of the Trust; and third, the holders of the Class A Shares will have the right to receive the remaining 90%.

     In addition, the Trust Shares, Class A EPS and Class B EPS combined currently represent 100% of the value and voting control of the Trust. After the restructuring, the Class B Shares, Class A EPS and Class B EPS will represent less than 50% of the value of the Trust, and none of the voting control (except on certain matters as described under the captions "Description of Class B Shares -- Voting Rights" on page 62, "Trust Preferred Shares -- Class A
EPS -- Voting Rights" on page 70 and "-- Class B EPS -- Voting Rights" on page
72). The remaining interest and voting control of the Trust will vest in the Class A Shares, which will be owned by the Corporation. The direct voting control of the holders of Class B Shares will be diluted in that such holders will have indirect control over the Trust through their concurrent ownership of the Corporation Shares, but they will no longer have direct voting control over the Trust. There will be no restriction set forth in the terms of the Class B Shares on the ability of the Corporation to sell or otherwise dispose of the Class A Shares.

POSSIBILITY OF FUTURE AMENDMENTS TO THE PAIRING AGREEMENT

     After the Pairing Agreement is amended, restated and renamed the "Intercompany Agreement," the Boards may amend the Pairing Agreement at any time without the consent of the holders of Class B Shares or Corporation Shares. An amendment to the Pairing Agreement will require approval of the holders of Class B Shares only if the amendment would materially and adversely affect the rights of the holders of Class B Shares under the exchange provisions of the Pairing Agreement, explained under "Description of Class B Shares -- Exchange Rights" starting on page 62. Any other amendments, including any other amendment that might materially and adversely affect the rights of holders of Class B Shares under provisions other than the exchange provisions, can take effect with approval only of the Boards.

EFFECT OF ADVERSE CONDITIONS ON CERTAIN FORWARD LOOKING STATEMENTS

     Certain forward-looking statements previously made by Starwood Hotels following the announcement of the Restructuring have been updated due to uncertainties related to, among other things, adverse financial market conditions (including conditions in the high-yield debt markets) and consequent delays in refinancing Starwood Hotels' indebtedness (thereby delaying reductions in Starwood Hotels' interest expense), delays in the completion of asset sales (which would have permitted Starwood Hotels to repay a portion of its indebtedness, thereby also reducing its interest expense), lower expected levels of external growth and current forecasts of global economic conditions (particularly in the Asia-Pacific region). See "The Restructuring -- Certain Forward Looking Statements" starting on page 35.

                              THE ANNUAL MEETINGS

     This Joint Proxy Statement is being furnished to shareholders of the Trust and stockholders of the Corporation in connection with the solicitation of proxies (i) from the Trust shareholders by the Trust Board for use at the Trust Meeting and (ii) from the Corporation stockholders by the Corporation Board for use at the Corporation Meeting.

DATE, TIME AND PLACE

     The Trust Meeting and the Corporation Meeting are to be held on January 6, 1999 at 10:00 a.m. (local time), and immediately after the Trust Meeting, respectively, at the Caribbean Ballroom of the Sheraton Bal Harbour, 9701 Collins Avenue, Bal Harbour, Florida.

MATTERS TO BE CONSIDERED

     At the Trust Meeting, the shareholders of the Trust will consider and vote upon

     - a proposal (the "Restructuring Proposal") to restructure (the "Restructuring") Starwood Hotels pursuant to the Restructuring Agreement, and pursuant to which proposal, among other things, (i) a newly organized, wholly owned subsidiary of the Corporation will merge into the Trust, with the Trust surviving as a subsidiary of the Corporation, which will hold all outstanding Class A Shares; (ii) each outstanding Trust Share will be converted into one Class B Share; (iii) the Declaration of Trust of the Trust will be amended and restated as set forth in Annex B hereto (which is marked to show the proposed amendments); and (iv) the Pairing Agreement between the Trust and the Corporation will be amended and restated to read as set forth in Annex C hereto;

     - the Trust LTIP Amendment and Restatement;

     - the election of three Trustees to the Board of Trustees of the Trust; and

     - such other business as may properly come before the Trust Meeting.

     The Trust Board is not aware of any matter that will be presented at the Trust Meeting other than as described above. If any other matter is presented at the Trust Meeting, the persons named as proxies on the enclosed proxy card will, in the absence of shareholder instructions to the contrary, vote the Trust Shares, Class A EPS or Class B EPS, as applicable, for which such persons have voting authority in accordance with their best judgment on such matter.

     At the Corporation Meeting, the stockholders of the Corporation will consider and vote upon

     - the Restructuring Proposal;

     - the Corporation LTIP Amendment and Restatement;

     - the election of four directors to the Board of Directors of the Corporation; and

     - such other business as may properly come before the Corporation Meeting.

     The Corporation Board is not aware of any matter that will be presented at the Corporation Meeting other than as described above. If any other matter is presented at the Corporation Meeting, the persons named as proxies on the enclosed proxy card will, in the absence of stockholder instructions to the contrary, vote the Corporation Shares for which such persons have voting authority in accordance with their best judgment on such matter.

VOTING RIGHTS; VOTE REQUIRED

     The Trust. The Trust Board has fixed the close of business on November 20, 1998 as the record date (the "Record Date") for determining the shareholders of the Trust entitled to notice of, and to vote at, the Trust Meeting. On the Record Date there were outstanding and entitled to vote 175,521,662 Trust Shares held of record by approximately 38,000 persons, 4,376,000 Class A EPS held of record by approximately fifteen persons and 3,860,757 Class B EPS held of record by approximately fifteen persons. The Trust Shares, Class A EPS and Class B EPS are the only outstanding classes of voting securities of the Trust as of the Record Date. Each holder of Trust Shares, Class A EPS or Class B EPS will be entitled to one vote for each Trust Share, share of Class A EPS or share of Class B EPS held of record by such shareholder on the Record Date on each matter that may be properly submitted to a vote at the Trust Meeting. Shareholders of the Trust do not have the right to cumulate votes in the election of Trustees.

     A majority of the outstanding Trust Shares, Class A EPS and Class B EPS entitled to vote must be present, either in person or by duly executed proxy, at the Trust Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Trust Meeting.

     As of the Record Date, Trustees and executive officers of the Trust as a group had the right to vote an aggregate of 191,073 Trust Shares, 1,749 Class A EPS and 1,474 Class B EPS, and Mr. Sternlicht had voting control over entities owning 377,069 Trust Shares, 2,179,187 Class A EPS and 1,835,622 Class B EPS, collectively representing approximately 2.5% of the aggregate voting power of all the shares of the Trust outstanding on such date. All such Trustees and executive officers have indicated that they intend to vote all such shares held by them in favor of approval of the Restructuring Proposal and the Trust LTIP Amendment and Restatement and in favor of the election of the nominees for Trustee named herein.

     The affirmative vote of a majority of all the votes entitled to be cast on the matter is required for approval of the Restructuring Proposal at the Trust Meeting. For purposes of the vote on the Restructuring Proposal, abstentions and broker non-votes will have the same effect as votes against such proposal, although they will count toward the presence of a quorum. The affirmative vote of a majority of the votes cast on the proposal is required for approval of the Trust LTIP Amendment and Restatement, provided that the total vote cast on such proposal represents over 50% in interest of all securities entitled to vote on such proposal. For purposes of the vote on the Trust LTIP Amendment and Restatement, an abstention or a broker non-vote will have the effect of a vote cast against the proposal, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, in which event neither an abstention nor a broker non-vote will have any effect on the result of the vote. Trustees are elected by a plurality of the votes actually cast. Accordingly, shares that are not voted with respect to the election of Trustees will not have any effect on the outcome of the election of Trustees.

     The Corporation. The Board of Directors has fixed the close of business on the Record Date as the record date for determining the stockholders entitled to notice of, and to vote at, the Corporation Meeting. On the Record Date there were outstanding and entitled to vote 175,521,662 Corporation Shares held of record by approximately 38,000 persons. The Corporation Shares are the only outstanding class of voting securities of the Corporation and each stockholder of the Corporation will be entitled to one vote for each Corporation Share held of record by such stockholder on the Record Date on each matter that may be properly submitted to a vote at the Corporation Meeting. Stockholders of the Corporation do not have the right to cumulate votes in the election of Directors.

     A majority of the outstanding Corporation Shares entitled to vote must be present, either in person or by duly executed proxy, at the Corporation Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Corporation Meeting.

     As of the Record Date, Directors and executive officers of the Corporation as a group had the right to vote an aggregate of 815,801 Corporation Shares, and Mr. Sternlicht had voting control over entities owning 377,069 Corporation Shares, collectively representing approximately 0.7% of the Corporation Shares outstanding on such date. All such Directors and executive officers have indicated that they intend to vote all such shares held by them in favor of approval of the Restructuring Proposal and the Corporation LTIP Amendment and Restatement and in favor of the election of the nominees for Director named herein.

     The affirmative vote of a majority of all the votes entitled to be cast on the matter is required for approval of the Restructuring Proposal at the Corporation Meeting. For purposes of the vote on the Restructuring Proposal, abstentions and broker non-votes will have the same effect as votes against such proposal, although they will count toward the presence of a quorum. The affirmative vote of a majority of the votes cast on the proposal is required for approval of the Corporation LTIP Amendment and Restatement, provided that the total vote cast on such proposal represents over 50% in interest of all securities entitled to vote on such proposal. For purposes of the vote on the Corporation LTIP Amendment and Restatement, an abstention or a broker non-vote will have the effect of a vote cast against the proposal, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, in which event neither an abstention nor a broker non-vote will have any effect on the result of the vote. Directors are elected by a plurality of the votes actually cast. Accordingly, shares that are not voted with respect to the election of Directors will not have any effect on the outcome of the election of Directors.

PROXIES

     The Trust. Each Trust Share, share of Class A EPS and share of Class B EPS represented at the Trust Meeting by a duly executed proxy solicited by the Trust Board will, unless such proxy previously has been revoked, be voted at the Trust Meeting in accordance with the shareholder instructions specified thereon. If no instructions are specified, such Trust Shares, Class A EPS and Class B EPS will be voted FOR the approval of the Restructuring Proposal, FOR the Trust LTIP Amendment and Restatement and FOR the election of the nominees for Trustee named herein.

     If a quorum is not present at the time the Trust Meeting is convened, or if for any other reason the Trust Board believes that the Trust Meeting should be adjourned, the Trust Meeting may be adjourned with the vote of a majority of the shares the holders of which are present in person or by proxy. If the Trust Board proposes to adjourn the Trust Meeting, the persons named as proxies on the enclosed proxy card will have discretion to vote on such adjournment all Trust Shares for which such persons have voting authority. It is intended that such persons will vote on any such matter in accordance with the recommendation of the Trust Board.

     A shareholder of the Trust may revoke a proxy at any time prior to exercise of such proxy by (i) filing with the Secretary of the Trust an instrument of revocation bearing a date later than the date of the proxy, (ii) duly executing a subsequent proxy relating to the same Trust Shares, Class A EPS or Class B EPS and delivering such proxy to the Secretary of the Trust, or (iii) attending the Trust Meeting and voting in person, although attendance at the Trust Meeting will not in and of itself constitute a revocation of a proxy. Any instrument of revocation should be sent to Starwood Hotels & Resorts, 777 Westchester Avenue, White Plains, New York 10604, Attention: Secretary.

     The Corporation. Each Corporation Share represented by a duly executed proxy solicited by the Corporation Board will, unless such proxy previously has been revoked, be voted at the Corporation Meeting in accordance with the stockholder instructions specified thereon. If no instructions are specified, such Corporation Shares will be voted FOR the approval of the Restructuring Proposal, FOR the Corporation LTIP Amendment and Restatement and FOR the election of the nominees for Director named herein.

     If a quorum is not present at the time the Corporation Meeting is convened, or if for any other reason the Corporation Board believes that the Corporation Meeting should be adjourned, the Corporation Meeting may be adjourned by the stockholders entitled to vote thereat present in person or by proxy. If the Corporation Board proposes to adjourn the Corporation Meeting, the persons named as proxies on the enclosed proxy card will have discretion to vote on such adjournment all Corporation Shares for which such persons have voting authority. It is intended that such persons will vote on any such matter in accordance with the recommendation of the Corporation Board.

     A stockholder of the Corporation may revoke a proxy at any time prior to exercise of such proxy by (i) filing with the Secretary of the Corporation an instrument of revocation bearing a date later than the date of the proxy, (ii) duly executing a subsequent proxy relating to the same Corporation Shares and delivering such proxy to the Secretary of the Corporation, or (iii) attending the Corporation Meeting and voting in person, although attendance at the Corporation Meeting will not in and of itself constitute a revocation of a proxy. Any instrument of revocation should be sent to: Starwood Hotels & Resorts Worldwide, Inc., 777 Westchester Avenue, White Plains, New York 10604, Attention: Secretary.

SOLICITATION OF PROXIES

     The expenses of this solicitation of proxies by the Trust Board and the Corporation Board, including the costs of preparing and mailing this Joint Proxy Statement, will be borne by the Trust and the Corporation. In addition to solicitation by use of the mails, proxies may be solicited in person or by telephone, telegram or other appropriate means of communication by Trustees, Directors, officers and employees of the Trust or the Corporation. Such individuals will receive no additional compensation for, but may be reimbursed for their out-of-pocket expenses incurred in connection with, such solicitation. The Trust and the Corporation have engaged the services of D.F. King & Co., Inc. to solicit proxies and to assist in the distribution of proxy materials for a fee of $17,500 plus reimbursement of reasonable out-of-pocket expenses. The Trust and the Corporation will reimburse persons holding Paired Shares in their names or the names of their nominees but not owning such shares beneficially (such as brokerage houses, banks and other fiduciaries) for out-of-pocket expenses incurred in forwarding soliciting materials to the beneficial owners of such shares. All the foregoing fees and expenses will be paid or reimbursed in equal parts by the Trust and the Corporation.

INDEPENDENT ACCOUNTANTS

     A representative of Arthur Andersen LLP ("Arthur Andersen"), the independent public accountants for 1998 for the Trust and the Corporation, is expected to be present at the Trust Meeting and the Corporation Meeting, will have an opportunity to make a statement if so desired and will be available to respond to appropriate questions.

     On April 24, 1998, Starwood Hotels dismissed Coopers & Lybrand LLP ("Coopers & Lybrand") as the independent public accountants for Starwood Hotels and retained Arthur Andersen as its new public accountants. Arthur Andersen had been the auditors of ITT and Westin Worldwide and certain of its affiliates prior to the acquisition of such companies by Starwood Hotels. The Audit Committee of the Trust Board and the Audit Committee of the Corporation Board participated in and approved the decision to change independent accountants.

     The reports of Coopers & Lybrand on the financial statements of Starwood Hotels for the past two fiscal years contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with Coopers & Lybrand's audits for Starwood Hotels' two most recent fiscal years and through April 24, 1998, there have been no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements if not resolved to the satisfaction of Coopers & Lybrand would have caused them to make reference thereto in their report on the financial statements for such years. During Starwood Hotels' two most recent fiscal years and through April 24, 1998, there has been no "reportable event" which would have required disclosure herein under applicable rules of the SEC.

                   STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

                         SELECTED FINANCIAL INFORMATION

     We are providing the following selected historical and pro forma financial information to aid you in your analysis of the financial aspects of the Restructuring. The following tables set forth selected consolidated combined historical and consolidated pro forma financial information for Starwood Hotels. The following information should be read in conjunction with (i) the historical financial statements and notes thereto for Starwood Hotels and Management's Discussion and Analysis of Combined Financial Condition and Results of Operations, which are included in the 1997 10-K and the 1998 Quarterly Reports,
(ii) the February 23 8-K, (iii) the financial statements and notes thereto for ITT and Management's Discussion and Analysis of Financial Condition and Results of Operations, which are included in ITT's Annual Reports on Form 10-K for the years ended December 31, 1996, 1995, 1994 and 1993 and (iv) the financial statements and notes thereto for ITT that are included in the February 23 8-K. Pro forma financial information relating to Starwood Hotels' acquisitions of ITT and Westin is contained herein and in the February 23 8-K. Because the ITT Merger was accounted for using reverse purchase accounting, the historical financial information of Starwood Hotels as of December 31, 1997, 1996, 1995, 1994 and 1993 and for the years then ended is the historical financial information of ITT. The historical financial information as of September 30, 1998 and for the nine months then ended is the historical financial information of ITT for the nine months ended September 30, 1998, and of the Trust and the Corporation, including Westin, for the period from the ITT Merger (February 23, 1998) to September 30, 1998. The historical financial information as of September 30, 1997 and for the nine months ended September 30, 1997 is the historical financial results of ITT as a result of the reverse purchase accounting for the ITT Merger. The historical financial information described above has been derived from the audited financial statements for the years ended December 31, 1997, 1996, 1995, 1994 and 1993 and the unaudited financial statements for the nine months ended September 30, 1997 that are incorporated by reference herein. In the opinion of management of Starwood Hotels, the financial data as of September 30, 1998 and 1997 and for the nine months ended September 30, 1998 and 1997 include all adjustments necessary to present fairly the information set forth therein.

     The pro forma operating and other data for the nine months ended September 30, 1998 and for the year ended December 31, 1997 have been prepared as if the ITT Merger, the Westin Acquisition and the Restructuring had been completed on January 1, 1997. The pro forma financial information is not necessarily indicative of what the actual financial position and results of operations of Starwood Hotels would have been as of and for the periods indicated, nor does it purport to represent Starwood Hotels' future financial position and results of operations.

     As noted, the pro forma effects of the ITT Merger and the Westin Acquisition which were consummated in 1998 are included in the pro forma financial information. For a further description of these transactions, see the February 23 8-K.

                   STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

                        UNAUDITED CONDENSED CONSOLIDATED
                         PRO FORMA STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

     The following unaudited condensed consolidated pro forma statement of income for the nine months ended September 30, 1998 gives effect, as of January 1, 1998, to the ITT Merger, the Westin Acquisition and the Restructuring. The pro forma information is based upon historical information and does not purport to present what actual results would have been had such transactions, in fact, occurred at January 1, 1998, or to project results for any future period. Historical results are for the nine months ended September 30, 1998 (see Note
(a) in the accompanying notes to this financial statement).

                                                                         PRO FORMA ADJUSTMENTS
                                                             ---------------------------------------------
                                                             STARWOOD    DESERT                               PRO
                                             HISTORICAL(A)   HOTELS(B)   INN(C)    OTHERS    RESTRUCTURING   FORMA
                                             -------------   ---------   ------    ------    -------------   ------
                                                              (IN MILLIONS, EXCEPT PER SHARE DATA)
Revenues...................................     $6,296         $437      $ (87)     $ --         $ --        $6,646

Costs and expenses:
  Salaries, benefits and other operating...      4,614          325        (92)       --           --         4,847
  Selling, general and administrative......        706           42         --       (31)(d)(e)    --           717
  Restructuring and other special
    charges................................        240           --         --        --           --           240
  Depreciation and amortization............        414           43        (12)       13 (f)       --           458
                                                ------         ----      -----      ----         ----        ------
                                                 5,974          410       (104)      (18)          --         6,262
                                                ------         ----      -----      ----         ----        ------
                                                   322           27         17        18           --           384

Interest expense, net......................       (439)         (25)        --       (39)(g)       --          (434)
                                                                                      57 (h)
                                                                                       3 (i)
                                                                                       9 (j)

Gain on investment in Madison Square
  Garden...................................         31           --         --       (31)(k)       --            31
Miscellaneous income, net..................          6            4          2        --           --            12
                                                ------         ----      -----      ----         ----        ------
                                                   (80)           6         19        48           --            (7)

Income tax benefit (expense)...............         79           (2)        (6)      (20)         (91)(l)       (40)
Minority equity............................         (2)           1         --        --           --            (1)
                                                ------         ----      -----      ----         ----        ------
Income (loss) from continuing operations...     $   (3)        $  5      $  13      $ 28         $(91)       $  (48)
                                                ======         ====      =====      ====         ====        ======
Basic earnings per Paired Share:
  Loss from continuing operation...........     $ (.10)                                                      $ (.28)
                                                ======                                                       ======
Diluted earnings per Paired Share:
  Loss from continuing operations..........     $ (.10)                                                      $ (.28)
                                                ======                                                       ======
Weighted average number of Paired Shares...        187                                                          187
                                                ======                                                       ======
Weighted average number of equivalent
  Paired Shares............................        187                                                          187
                                                ======                                                       ======

  The accompanying notes are an integral part of the above unaudited pro forma statement.

                   STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

                   NOTES TO UNAUDITED CONDENSED CONSOLIDATED
                         PRO FORMA STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

(a) Represents the consolidated results of ITT for the nine months ended September 30, 1998 and of the Trust and the Corporation, including Westin, for the period from the ITT Merger (February 23, 1998) through September 30, 1998.

(b) Represents the combined consolidated historical results of the Trust and the Corporation, including Westin, for the period from January 1, 1998 through the closing of the ITT Merger on February 23, 1998.

(c) Represents the elimination of the Desert Inn from continuing operations. Starwood Hotels has announced its intention to sell the Desert Inn and, as a result, has excluded its results from continuing operations.

(d) Represents effects of termination of certain executives under contractual severance agreements, net of additional costs for new executives under employment contracts, removal of duplicate third-party consulting fees and termination of certain advertising contracts and rental agreements, less related termination fees.

(e) Represents the effects of the combination of certain identified benefit plans as a result of the ITT Merger as if the new combined plans had been in place as of January 1, 1998.

(f) Represents the depreciation and amortization expense related to the excess value recorded as a result of the purchase consideration exceeding the fair market value of the combined net assets of Starwood Hotels and Westin as if the transactions had taken place on January 1, 1998.

(g) Represents additional interest expense as if the ITT Merger had occurred on January 1, 1998, using an average rate of 7.5%, on the additional debt incurred to finance (i) the $2.991 billion representing the cash portion of the purchase price for the ITT Shares acquired from the ITT stockholders;
     (ii) the $312 million representing cash used to retire ITT stock options; and (iii) the $102 million of fees and expenses incurred in connection with the ITT Merger including amounts paid as commitment fees for advisory services and finders fees.

(h) Represents reduction of interest expense, using an average rate of 7.5%, for the paydown of the term loans with proceeds from actual or planned asset dispositions as if the dispositions had occurred on January 1, 1998. The actual dispositions include the disposition of ITT World Directories, Inc. ("WD") for gross proceeds of $2.1 billion to VNU International B.V. in February 1998; the sale of ITT's interest in WBIS+, Channel 31 in New York City, to Paxson Communications Corporation for gross proceeds of $128 million in March 1998; the exercise of one of the two "put" options in April 1998 pursuant to which Cablevision Systems Corporation ("Cablevision") purchased one-half of ITT's 7.81% interest in Madison Square Garden Corporation ("MSG") for gross proceeds of $94 million; the sale of an aircraft for gross proceeds of $39 million in April 1998; and the sale of approximately 13 million shares of ITT Educational Services, Inc. ("ESI") for gross proceeds of $315 million in June 1998. The planned asset dispositions include the exercise of the remaining "put" option pursuant to the contractual obligation with Cablevision and MSG, the sale of Starwood Hotels' remaining 35% interest in ESI through various alternatives including a private placement or a registered public offering of its shares, and the sale of the Desert Inn. The pro forma net proceeds of the planned dispositions, after certain costs and income taxes, would reduce debt by approximately $735 million. Starwood Hotels believes that the planned dispositions are probable as required by Regulation S-X, Rule 11-01(a).

(i) Represents the reduction of interest expense, using an average rate of 7.5%, for the paydown of term loans with the proceeds of $245 million, net of costs of $6 million, from the sale of 4.6 million Paired Shares on February 24, 1998 as if such offering had taken place on January 1, 1998.

(j) Represents a reduction of the amortization recognized on the deferred loan fees which were incurred in connection with the one-year $1.0 billion term loan facility as if the asset dispositions had occurred on January 1, 1998. This reduction is net of the increased amortization of deferred loan fees recognized for the period from January 1, 1998 through the closing of the ITT Merger on February 23, 1998 for the costs incurred in connection with the additional debt (see Note (g)).

(k) Represents the pro forma effects on the pretax gain on investment in MSG as a result of the exercise of one of the MSG put options (See Note (h)).

(l) Represents the additional tax expense to Starwood Hotels as a result of the Restructuring. The Restructuring results in an increased effective tax rate that results from the Trust becoming a subsidiary of the Corporation, and, therefore, the remaining net income of the Trust after an estimated payment of dividends to Class B shareholders of $0.60 per Class B share on an annual basis being subject to federal income tax. The estimated payment of the dividend may have varied from what would have been actually paid had the dividend been authorized and paid during the nine months ended September 30, 1998.

    The calculation of the additional tax expense is as follows for the nine months ended September 30, 1998:

    Trust pro forma income from operations..................    $285
    Non-cumulative annual dividend of $0.60 per share ($0.15
    per quarter) to Class B shareholders....................     (57)
    Trust pro forma net income after dividend payment to be
    consolidated with the Corporation's taxable income......     228
                                                                ----
    Income taxes at an expected tax rate of 40% on the
      Trust taxable income..................................    $ 91
                                                                ====

                   STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

                        UNAUDITED CONDENSED CONSOLIDATED
                         PRO FORMA STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997

     The following unaudited condensed consolidated pro forma statement of income for the year ended December 31, 1997 gives effect, as of January 1, 1997, to the ITT Merger, the Westin Acquisition and the Restructuring. The pro forma information is based upon historical information and does not purport to present what actual results would have been had such transactions, in fact, occurred at January 1, 1997, or to project results for any future period. Historical results are for the year ended December 31, 1997 (see Note (a) in the accompanying notes to this financial statement).

                                        PRO FORMA            PRO FORMA ADJUSTMENTS
                                         STARWOOD     -----------------------------------
                                          HOTELS      DESERT                                    PRO
                                        AND ITT(A)    INN(B)    OTHERS      RESTRUCTURING      FORMA
                                        ----------    ------    ------      -------------      ------
                                                    (IN MILLIONS, EXCEPT PER SHARE DATA)
Revenues..............................    $7,222       $(88)     $ --           $ --           $7,134

Costs and expenses:
  Salaries, benefits and other
     operating........................     5,308       (114)       --             --            5,194
  Selling, general and
     administrative...................       781         --       (52)(c)(d)                      729
  Restructuring charge................       691         --        --             --              691
  Depreciation and amortization.......       535         (8)       --             --              527
                                          ------       ----      ----           ----           ------
                                           7,315       (122)      (52)            --            7,141
                                          ------       ----      ----           ----           ------
                                             (93)        34        52             --               (7)

Interest expense, net.................      (456)        --        87 (e)         --             (357)
                                                                   18 (f)
                                                                   (6)(g)

Miscellaneous income (expense), net...      (155)         3        --             --             (152)

Income tax expense....................       246        (15)       --             --(h)           231
Minority equity.......................         2         --        --             --                2
                                          ------       ----      ----           ----           ------
Loss from continuing operations.......    $ (456)      $ 22      $151           $ --           $ (283)
                                          ======       ====      ====           ====           ======
Basic earnings per Paired Share:
  Income from continuing operation....    $(2.45)                                              $(1.52)
                                          ======                                               ======
Diluted earnings per Paired Share:
  Income from continuing operations...    $(2.45)                                              $(1.52)
                                          ======                                               ======
Weighted average number of Paired
  Shares..............................       186                    5 (f)                         191
                                          ======                 ====                          ======
Weighted average number of equivalent
  Paired Shares.......................       186                    5                             191
                                          ======                 ====                          ======

  The accompanying notes are an integral part of the above unaudited pro forma statement.

                   STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

                   NOTES TO UNAUDITED CONDENSED CONSOLIDATED
                         PRO FORMA STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997

(a) Represents the consolidated pro forma results of ITT, the Trust and the Corporation, including Westin, for the year ended December 31, 1997, which are incorporated by reference to the February 23 8-K. These pro forma results are based on the historical results of ITT, the Trust and the Corporation, including Westin, for the year ended December 31, 1997.

(b) Represents the elimination of the Desert Inn from continuing operations. Starwood Hotels has announced its intentions to sell the Desert Inn and, as a result, has excluded its results from continuing operations.

(c) Represents effects of termination of certain executives under contractual severance agreements, net of additional costs for new executives under employment contracts, removal of duplicate third-party consulting fees and termination of certain advertising contracts and rental agreements, less related termination fees.

(d) Represents the effects of the combination of certain identified benefit plans as a result of the ITT Merger as if the new combined plans had been in place as of January 1, 1997.

(e) Represents reduction of interest expense, using an average rate of 7.5%, for the paydown of the term loans with proceeds from actual or planned asset dispositions as if the dispositions had occurred on January 1, 1997. The actual dispositions include the exercise of one of the two "put" options in April 1998 pursuant to which Cablevision purchased one-half of ITT's 7.81% interest in MSG for gross proceeds of $94 million; the sale of an aircraft for gross proceeds of $39 million in April 1998; and the sale of approximately 13 million shares of ESI for gross proceeds of $315 million in June 1998. The planned asset dispositions include the exercise of the remaining "put" option pursuant to the contractual obligation with Cablevision and MSG, the sale of Starwood Hotels' remaining 35% interest in ESI through various alternatives including a private placement or a registered public offering of its shares, and the sale of the Desert Inn. The pro forma net proceeds of the planned dispositions, after certain costs and income taxes, would reduce debt by approximately $735 million. Starwood Hotels believes that the planned dispositions are probable as required by Regulation S-X, Rule 11-01(a).

(f) Represents the reduction of interest expense, using an average rate of 7.5%, for the paydown of term loans with the proceeds of $245 million, net of costs of $6 million, from the sale of 4.6 million Paired Shares on February 24, 1998 as if such offering had taken place on January 1, 1997.

(g) Represents increased amortization of deferred loan fees as if they were incurred on January 1, 1997 in connection with the ITT Merger.

(h) Represents the additional tax expense to Starwood Hotels as a result of the Restructuring. The Restructuring results in an increased effective tax rate that results from the Trust becoming a subsidiary of the Corporation, and, therefore, the remaining net income of the Trust after an estimated payment of dividends to Class B shareholders of $0.60 per Class B share on an annual basis being subject to federal income tax. The estimated payment of the dividend may have varied from what would have been actually paid had the dividend been authorized and paid during the year ended December 31, 1997.

    No additional tax expense is reflected as a pro forma adjustment for the year ended December 31, 1997 as the Corporation experienced a net loss for the year.

                   STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1998

     The following unaudited pro forma consolidated balance sheet as of September 30, 1998 gives effect, as of such date, to the ITT Merger, the Westin Acquisition and the Restructuring. The pro forma information is based upon historical information and does not purport to present what the actual financial position would have been had such transactions, in fact, occurred at September 30, 1998, or to project the financial position for any future period.

                                                                           PRO FORMA ADJUSTMENTS
                                                                           ----------------------    PRO FORMA
                                                          HISTORICAL(A)    OTHER    RESTRUCTURING    ADJUSTED
                                                          -------------    -----    -------------    ---------
                                                                    (IN MILLIONS, EXCEPT SHARE DATA)
                         ASSETS
Current assets:
  Cash and cash equivalents.............................     $   260       $  --       $    --        $   260
  Accounts receivable, net..............................         640          --            --            640
  Inventories...........................................          67          --            --             67
  Prepaid expenses and other............................         228          --                          228
                                                             -------       -----       -------        -------
         Total current assets...........................       1,195          --            --          1,195
Plant, property and equipment, net......................       9,853          --            --          9,853
Investment in Madison Square Garden.....................          43         (43)(b)        --             --
Other investments.......................................         317          --            --            317
Long-term receivables, net..............................         408          --            --            408
Other assets............................................         381          --            --            381
Goodwill, net...........................................       3,602                        --          3,602
Net assets held for sale................................         394        (387)(b)        --              7
Net assets of discontinued operations...................          34         (34)(b)                       --
                                                             -------       -----       -------        -------
                                                             $16,227        (464)                     $15,763
                                                             =======       =====       =======        =======
          LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable......................................     $   271       $  --       $    --        $   271
  Accrued expenses......................................       1,112          --            --          1,112
  Notes payable and current maturities of long-term
    debt................................................         982          --            --            982
  Other current liabilities.............................         200          --                          200
                                                             -------       -----       -------        -------
         Total current liabilities......................       2,565                        --          2,565
Long-term debt..........................................       7,436        (735)(c)        --          6,701
Deferred income taxes...................................         585                     1,000 (d)      1,585
Other liabilities.......................................         450                        --            450
Minority interest.......................................         583                       433 (e)      1,016
                                                             -------       -----       -------        -------
                                                              11,619        (735)         1433         12,317
                                                             -------       -----       -------        -------
Equity put options and forward equity contracts.........         430          --            --            430
                                                             -------       -----       -------        -------
Class B exchangeable preferred shares, at redemption
  value.................................................        (153)         --          (153)(e)         --
                                                             -------       -----       -------        -------
Commitments and contingencies
Stockholders' equity:
  Class A exchangeable preferred shares.................           5          --            (5)(e)         --
Corporation common stock at September 30, 1998; $0.01
  par value; 1,050,000,000 authorized; 182,837,403
  outstanding at September 30, 1998.....................           2          --            --              2
Trust common shares of beneficial interest at September
  30, 1998; $0.01 par value; 1,200,000,000 authorized;
  182,837,403 outstanding at September 30, 1998.........           2          --            (2)(f)         --
Class B common shares at September 30, 1998; $0.01 par
  value; 1,200,000,000 authorized; 182,837,403
  outstanding at September 30, 1998.....................          --          --             2 (f)          2
Additional paid-in capital..............................        2500          --          (275)(e)       2225
Cumulative translation adjustment and marketable
  securities adjustment.................................        (103)         --            --           (103)
Retained earnings (accumulated deficit).................       1,619         271        (1,000)           890
                                                             -------       -----       -------        -------
         Total stockholders' equity.....................        4025         271          1280           3016
                                                             -------       -----       -------        -------
                                                             $16,227       $(464)      $    --        $15,763
                                                             =======       =====       =======        =======

  The accompanying notes are an integral part of the above unaudited pro forma statement.

                   STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

             NOTES TO PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1998

(a) Represents the combined consolidated balance sheet of the Trust and the Corporation, including Westin and ITT, as of September 30, 1998.

(b) Represents the planned asset dispositions including the exercise of the remaining "put" option pursuant to the contractual obligation with Cablevision and MSG, the sale of Starwood Hotels' remaining 35% interest in ESI through various alternatives including a private placement or a registered public offering of its shares, and the sale of the Desert Inn (see Note (h) to the pro forma statement of income for the nine months ended September 30, 1998). Starwood Hotels believes that the planned dispositions are probable as required by Regulation S-X, Rule 11-01(a).

(c) Represents the reduction of debt with the net proceeds of the planned dispositions in Note (b).

(d) Represents the deferred tax liability resulting from the Restructuring as required by SFAS No. 109. See "The Restructuring -- Accounting Treatment."

(e) Subsequent to the Restructuring, the Class A EPS and Class B EPS will remain outstanding securities of the Trust and represent a minority interest in the Corporation. This represents the reclassification of the Class A EPS and Class B EPS as minority interest on a consolidated basis.

(f)  Represents conversion of each outstanding Trust Share into one Class B
     Share.

                               THE RESTRUCTURING

BACKGROUND OF THE RESTRUCTURING

     Current Paired Share Structure. Since 1980, Starwood Hotels has conducted its business under a "paired" share structure, consisting of an operating company (the Corporation) and a "real estate investment trust" or "REIT" (the Trust), as defined in Section 856 of the Internal Revenue Code of 1986, as amended (the "Code").

     The Trust was organized in 1969 as a Maryland REIT and has invested in fee, ground leasehold and mortgage loan interests in hotel properties located throughout the United States and in Mexico and Scotland. In order for the Trust to maintain its status as a REIT, it cannot operate its hotels directly or participate in the net profits of its hotels. Therefore, prior to 1980 the Trust leased all its hotels to third-party operators for specified rents.

     In 1980, the Trust formed the Corporation as a Maryland corporation, distributed the shares of the Corporation to the shareholders of the Trust, and adopted a policy of leasing its hotels to the Corporation and subsidiaries of the Corporation.

     Concurrently with the distribution in 1980 of the Corporation's shares, the Trust and the Corporation entered into the Pairing Agreement, pursuant to which the Trust Shares and the Corporation Shares are paired on a one-for-one basis and may be held or transferred only in units consisting of one Trust Share and one Corporation Share. Under the current paired share structure, because the Trust and the Corporation are owned by the same persons (with the exception of the Class A EPS and Class B EPS, which represent approximately 4.5% of the voting power of the shareholders of the Trust) and because substantially all the Trust's properties are leased to the Corporation or its subsidiaries, holders of Paired Shares participate in both the ownership and operational aspects of the hotel business. Starwood Hotels received a private letter ruling from the Internal Revenue Service (the "IRS") in 1980 to the effect that Starwood Hotels' paired share structure would not prevent the Trust from continuing to qualify as a REIT.

     Federal Legislation on Paired Structure. In 1984, Congress enacted legislation that treats a REIT and a non-REIT, the shares of which are paired, as one entity for purposes of determining whether either company qualifies as a REIT. However, the "grandfathering" provision of that legislation has permitted the Trust to continue to qualify as a REIT.

     In July 1998, the Code was amended in a manner that has the effect of restricting the benefits of the grandfathering from the 1984 legislation to interests in real property acquired by the Trust or the Corporation on or before March 26, 1998. See "Material Federal Income Tax Consequences -- Federal Income Taxation of the Trust After the Restructuring -- Requirements for Qualification."

     The amendments make it difficult for Starwood Hotels to acquire and operate additional hotels while still maintaining the Trust's status as a "grandfathered paired share REIT." Those amendments, as a practical matter, prevent the Corporation from operating hotels that are acquired in the future by the Trust or the Corporation. The Boards believe these restrictions would, over time, adversely affect Starwood Hotels' competitive position and financial condition. The acquisition of real property interests pursuant to the Westin Acquisition in January 1998 and the ITT Merger in February 1998 are not subject to the new amendments. However, Starwood Hotels' policy of continuing to expand and diversify its hotel portfolio would likely be significantly hampered by the amendments under Starwood Hotels' current organizational structure. See "Material Federal Income Tax Consequences -- Federal Income Taxation of the Trust After the Restructuring."

     The Restructuring Proposal; Other Alternatives. The Trust and the Corporation have considered a number of options to minimize the adverse effect of the recent Code amendments on the results of operations, financial condition and prospects of Starwood Hotels, including: modifying or terminating the pairing arrangement such that some or all of the Trust Shares and Corporation Shares could be sold separately (a "Paper Clip Structure"); retaining the paired structure but leasing newly acquired hotel properties to a third party not affiliated with Starwood Hotels (a "Third Party Management Structure"); merging the Trust and the Corporation and abandoning the Trust's REIT status (a "Non-REIT Structure"); and the Restructuring Proposal.

     Beginning in March 1998, in anticipation of the enactment of legislation, Starwood Hotels retained Bear, Stearns & Co. Inc. ("Bear Stearns") as its financial advisor and Sidley & Austin as its outside counsel and special tax counsel to assist it in evaluating its alternatives from a financial, legal and tax perspective, and developing a response to the then proposed legislation. Through August 1998, management of the Trust and the Corporation, together with their legal and financial advisors, held numerous discussions and meetings to review and consider the alternatives available to Starwood Hotels, including proposed terms of a restructuring and various strategic, legal, financial and tax issues.

     At their meetings on June 25, 1998 and July 15, 1998, the Trust Board and the Corporation Board received preliminary oral assessments from management and Starwood Hotels' financial and legal advisors of the various alternative responses under consideration (i.e., the Restructuring, a Paper Clip Structure, a Third Party Management Structure and a Non-REIT Structure).

     On August 12, 1998, the Trust Board and the Corporation Board met to review the proposed Restructuring. In connection with this review, members of Starwood Hotels' management made a presentation on the different alternatives evaluated and the strategic, financial, legal and tax advantages and disadvantages of each. Representatives of Bear Stearns compared the proposed restructuring from a financial standpoint to other alternatives then under consideration by Starwood Hotels. Members of Sidley & Austin made presentations concerning the federal income tax aspects of the Restructuring, including the effect of the recent legislation on the Restructuring as compared to other alternatives, other legal issues relating to the Restructuring and the Boards' duties to Starwood Hotels and its stockholders and shareholders in considering transactions such as the Restructuring. Sidley & Austin noted that the Restructuring Proposal, a Paper Clip Structure and a Non-REIT Structure would avoid the restrictions imposed by the new legislation because Starwood Hotels would relinquish its status as a "grandfathered paired share REIT," and that a Third Party Management Structure would reduce the effect of the restrictions imposed by the new legislation because the Corporation would not be operating newly acquired hotel properties. In addition, Sidley & Austin advised the Boards that in order for Starwood Hotels not to be deemed "stapled entities" (as that term is defined in Section 269B(c)(2) of the Code), no more than 50% in value of the beneficial ownership in either the Trust or the Corporation could consist of "stapled interests" (i.e., the aggregate value of the outstanding Class B Shares must be less than the aggregate value of the outstanding Class A Shares, Class A EPS and Class B
EPS). Although the Boards satisfied themselves that the aggregate value of the Class B Shares would be significantly less than such 50%, based on the advice of management and the terms of the Class B Shares and the Class A Shares (including the dividends to be paid on the Class B Shares and the right of the holders of the Class A Shares to receive, upon liquidation of the Trust, after all liabilities of the Trust had been satisfied and after the liquidation preference of any preferred shares of beneficial interest in the Trust had been paid in full, the aggregate book value of the total equity of the Trust on December 31, 1998, as shown on the balance sheet of the Trust filed with the SEC, less the amount of such book value represented by the Class A EPS and the Class B EPS, and, thereafter, 90% of any remaining assets of the Trust), the Boards did not attempt to precisely value the Class B Shares. They considered the precise value not to be relevant (so long as it were significantly below such 50%) because the shareholders of the Trust would, after the Restructuring, continue to own directly and indirectly through their ownership of the Corporation Shares the same interest in the Trust as they currently own directly. Sidley & Austin noted that, particularly because the portion of the income of the Trust that would be paid as dividends on the Class B Shares would be deducted from the taxable income of the Trust (and therefore would not be subject to federal entity-level tax), the Restructuring would be more favorable to Starwood Hotels from a tax perspective than a Non-REIT Structure.

     In addition, Sidley & Austin discussed the potential and actual conflicts of interest inherent in a Paper Clip Structure, and noted their mitigation or absence in the other alternatives under consideration. Sidley & Austin noted that with a Paper Clip Structure, over time the shareholders of the Trust and the stockholders of the Corporation would diverge as current shareholders and stockholders transferred their Trust Shares and Corporation Shares separately. Because the Trust Board and the Corporation Board owe duties to shareholders of the Trust and stockholders of the Corporation, respectively, the various arrangements between the Trust and the Corporation (e.g., hotel management contracts and human resources, legal and accounting arrangements) would need to be scrutinized closely and continually by the

Boards. In addition, a Paper Clip Structure could increase the risk of litigation by shareholders or stockholders claiming a breach of duty by the Trust Board or the Corporation Board. Unlike either the current structure or the Restructuring Proposal (or a Non-REIT Structure), each of which involves an identity between the shareholders of the Trust and the stockholders of the Corporation, a Paper Clip Structure could create continuous conflicts of interest between the Trust and the Corporation.

     Similarly, management advised the Boards at the August 12 meeting that the Third Party Management Structure could create conflicts between Starwood Hotels, as the owner of newly-acquired hotels, and the third party operators of those hotels. These conflicts could manifest themselves in numerous ways, including conflicts over capital expenditures to upgrade and maintain hotels. Management advised the Boards that, over time, these conflicts and the conflicts inherent in the Paper Clip Structure could significantly and adversely affect the competitive position and financial condition of Starwood Hotels. Both management and Bear Stearns advised the Boards that these effects, while potentially significant and adverse, were not quantifiable. Although similar conflicts between the Trust and the Corporation could be present after the Restructuring, holders of Units cannot be disadvantaged by the resolution of these conflicts because the same shareholders will own (and currently own) all of the common equity interests in both the Trust and the Corporation.

     Management also advised the Boards that the ability to retain earnings would make Starwood Hotels less dependent upon the capital equity markets for capital to fund its operations.

     On August 19, 1998, the Trust Board and the Corporation Board again met to review the proposed Restructuring with their management, Bear Stearns and Sidley & Austin. After making an additional presentation concerning the Restructuring, management of Starwood Hotels made a recommendation to the Corporation Board and the Trust Board that the Restructuring be approved. Following lengthy discussion, the Trust Board and the Corporation Board concluded that the Restructuring was in the best interests of the Trust and the Corporation and, each by a unanimous vote, approved the Restructuring.

     The Boards believe that the other alternatives are less advantageous to Starwood Hotels and its shareholders and stockholders than the Restructuring. Both a Paper Clip Structure and a Third Party Management Structure present an inherent conflict of interest between the owner and the operator of hotels. The Boards believe that, over time, these conflicts could adversely affect the competitive position and financial condition of Starwood Hotels, though these effects cannot be quantified, and the Boards did not rely on quantitative analysis in rejecting these alternatives. A Non-REIT Structure, while not presenting these conflicts, would involve relinquishing the tax advantages inherent in maintaining the Trust's status as a REIT in the Restructuring.

     At the conclusion of the August 19 meeting, the Boards requested that management consider and make a recommendation concerning the dividend level to be established for the Class B Shares.

     On August 26, 1998, at a meeting of the Boards, management recommended and the Boards approved the dividends to be established for the Class B Shares. See "Description of Class B Shares -- Dividend Rights." The Boards were advised by Sidley & Austin that, in order to maintain the tax-free nature of the Restructuring, the Class B Shares would need to have fixed or formulaic dividend rights (unlike the current Trust Shares or the Class A Shares, each of which permits the Trust Board to authorize dividends in any amount determined by the Trust Board in its discretion). Because the Boards expect the operating and net income of the Trust to increase in future years, the Boards did not want the Class B Shares to have a fixed dividend rate that may in the future be too low. Accordingly, the Boards determined to adopt management's recommendation that the Class B Shares pay an initial $.60 per share annual dividend and that such amount increase after 1999 pursuant to the formula described under "Description of Class B Shares -- Dividend Rights." In considering the dividend policy, management and the Boards took into consideration the aggregate amount of dividends required to be paid in relation to its anticipated capital needs, the dividend yields of comparable companies and the potential in the future to increase dividends based upon growth in earnings (see "Risk Factors -- Retention of Capital").

     At the August 26 meeting, the Boards also determined that, effective upon completion of the Restructuring, Barry S. Sternlicht would become Chairman and Chief Executive Officer of the Corporation and Richard D. Nanula would become President and Chief Operating Officer. In addition, the Boards authorized the repurchase from time to time of up to $1 billion of Paired Shares, such purchases to be made on The New York Stock Exchange ("NYSE") or otherwise from time to time at prices deemed advantageous by the respective Executive Committees of the Boards, and which may include the repurchase of shares issued in earlier forward equity transactions and transactions in derivatives of Paired Shares.

     On August 26, 1998, the Trust and the Corporation issued a joint press release announcing the proposed Restructuring. On September 16, 1998, the Trust and the Corporation executed the Restructuring Agreement.

RECOMMENDATION OF THE TRUST BOARD AND THE CORPORATION BOARD; REASONS FOR THE RESTRUCTURING

     THE TRUST BOARD AND THE CORPORATION BOARD APPROVED THE RESTRUCTURING PROPOSAL AND THE MERGER AND RECOMMEND THAT SHAREHOLDERS OF THE TRUST AND STOCKHOLDERS OF THE CORPORATION VOTE FOR APPROVAL OF THE RESTRUCTURING PROPOSAL.

     The recommendations of the Trust Board and the Corporation Board are based on the following material factors considered by the Boards:

     - The Boards' belief, based on their experience with Starwood Hotels' businesses and on the analysis of management, that maintaining the existing "paired share" structure would be significantly disadvantageous under the recent Code amendments (see "-- Background of the Restructuring" above) because of the new restrictions imposed on Starwood Hotels' ability to own and operate newly acquired hotels.

     - The Boards' belief that Starwood Hotels' philosophy of, to the extent practicable, owning and operating its hotels, in order to align the interests of both the owners and the operators for Starwood Hotels' shareholders, is in the best interests of its shareholders (for the reasons discussed above).

     - The Boards' view, based on management's past performance and the Boards' expectations of future performance, that, after the Restructuring, Starwood Hotels should be able to earn a higher after-tax return on retained capital than the average shareholder would be able to earn if that capital were returned to the shareholders (see "Risk
       Factors -- Retention of Capital").

     - The projected results of operations, financial condition and competitive position of Starwood Hotels on a prospective basis after giving effect to the Restructuring, as contrasted with other alternatives available to the companies.

     - The judgment and advice of Starwood Hotels' management, Bear Stearns and Sidley & Austin, described above.

     - The relative levels of potential and actual conflicts of interest inherent in the various alternatives under consideration.

     - The potential reactions to the various alternatives by Starwood Hotels' shareholders and stockholders, creditors, third parties under various contracts and customers; the debt rating agencies and bond markets; and federal and state legislators and regulators. The Boards desired an alternative that the shareholders and stockholders would approve, that would encourage creditors, third parties and customers to continue to want to deal with Starwood Hotels on favorable terms, that would receive a positive reaction from debt rating agencies and bond markets and permit Starwood Hotels to obtain debt financing on more favorable terms, and that would be acceptable to both federal and state legislators and regulators, including Congress and the various gaming regulatory authorities. The Boards expect all these constituencies generally to have neutral to favorable reactions to the Restructuring, although the Boards are aware that certain institutional shareholders that desire to invest in REIT equity securities because of the relatively high dividends generally associated with such securities might reduce or eliminate their holdings in Starwood Hotels as a result of the Restructuring.

     - The risk that Starwood Hotels will not be able to earn a higher after-tax rate of return on its increased retained capital resulting from the Restructuring (due to the proposed smaller dividend payout, albeit offset by the payment of higher federal income taxes) than the average shareholder would be able to earn if that capital were returned to the shareholders. The Boards did not specifically determine the rate that an individual shareholder would be able to achieve by reinvesting the dividends received from Starwood Hotels. However, in evaluating whether Starwood Hotels could reinvest its retained earnings at rates that would equal or exceed those that could be achieved by shareholders, the Boards reviewed information concerning the rates of return that Starwood Hotels would be required to achieve in order to match shareholder reinvestment rates ranging from 5% to 15%, both for fully taxable and non-taxable shareholders, over periods of time ranging from 5 to 20 years. See "Risk Factors -- Retention of Capital."

     - The Boards considered advice and input from various representatives and advisors, including Board members, including former Senator George J. Mitchell, members of the Corporation's Public Policy Advisory Committee, including former Senator Robert J. Dole, certain officers of Starwood Hotels, Verner, Liipfert, Bernhard, McPherson and Hand, Sidley & Austin and PricewaterhouseCoopers, LLP, as to the likelihood that changes in legislation, regulations or administrative interpretations would adversely affect the new structure of Starwood Hotels. See "Risk
       Factors -- Adoption of Additional Legislation, Regulations or Interpretations."

     - The Boards considered the differences in the dividend, liquidation and voting rights of the Class B Shares as compared to the Trust Shares.

     - The Boards' judgment that the ability to retain earnings would make Starwood Hotels less dependent upon the capital equity markets for capital to fund its operations.

     The Boards of the Corporation and the Trust did not assign relative weights to the foregoing factors or determine that any factor was of particular importance. Rather, the Boards viewed their recommendations as being based on the totality of the information presented and considered by them.

INTERESTS OF CERTAIN PERSONS IN THE RESTRUCTURING

     In considering the recommendation of the Trust Board and the Corporation Board, shareholders and stockholders should be aware that, as described below, certain members of management of the Trust, the Trust Board and the Corporation Board may have interests in the Restructuring that are different from the interests of holders of Paired Shares, Class A EPS or Class B EPS generally. Barry S. Sternlicht, the Chairman and Chief Executive Officer of the Trust and the Chairman of the Board of the Corporation, is the founder and General Manager of Starwood Capital Group, L.L.C. ("Starwood Capital") which, together with its affiliates, owned 2,179,187 Class A EPS and 1,835,622 Class B EPS as of the Record Date. In addition, Madison F. Grose, a Trustee of the Trust, is a Senior Managing Director and General Counsel of Starwood Capital and owns, directly or indirectly, an aggregate of 29,213 Class A EPS and Class B EPS. Jonathan D. Eilian, a Director of the Corporation, is also a Senior Managing Director of Starwood Capital.

     Stuart M. Rothenberg, a Trustee of the Trust, and Barry S. Volpert, a Director of the Corporation, are Managing Directors of Goldman, Sachs & Co. ("Goldman Sachs"). As of the Record Date, Goldman Sachs and its affiliates owned 2,179,184 Class A EPS and 2,008,851 Class B EPS.

     The Declaration of Trust of the Trust (the "Trust Declaration") provides that holders of Class A EPS and Class B EPS are entitled to vote on all matters upon which holders of Trust Shares (which is defined to be the existing Trust Shares or any shares of beneficial interest in the Trust into which the Trust Shares may be changed) have the right to vote. In the Restructuring, the Trust Shares will be changed into Class B Shares, which would not be entitled to vote, except upon matters materially and adversely affecting the rights of holders of Class B Shares disproportionately to the effect on holders of Class A Shares. Accordingly, after the Restructuring, holders of Class A EPS and Class B EPS will no longer be entitled to vote in the election of Trustees. Because the Class A EPS and Class B EPS are not "paired" with any shares of stock of the Corporation and thus the holders have no right to elect Directors of the Corporation, after the Restructuring, holders of Class A EPS and Class B EPS will not have any vote in elections for Directors of the Corporation or Trustees of the Trust.

     In addition, Mr. Rothenberg is the designee of an affiliate of Goldman Sachs on the Trust Board. The Trust has agreed to include Mr. Rothenberg (or a successor to Mr. Rothenberg designated by such affiliate) on each management slate of nominees to the Trust Board for so long as Goldman Sachs and its affiliates meet certain share ownership criteria. Mr. Volpert is the designee of an affiliate of Goldman Sachs on the Corporation Board. The Corporation has agreed to include Mr. Volpert (or a successor to Mr. Volpert designated by such affiliate) on each management slate of nominees to the Corporation Board for so long as Goldman Sachs and its affiliates meet certain ownership criteria. Roger
S. Pratt is the designee of The Prudential Insurance Company of America ("Prudential") on the Trust Board pursuant to an agreement which entitles Prudential to designate one representative to be nominated for election to the Trust Board, and requires the Trust to cause the Trust Board to so nominate such designee, and to support such nomination along with the other nominees of Management and the Trust Board, for election to the Trust Board, for so long as Prudential meets certain share ownership criteria. After the Restructuring, the Corporation will have the right to elect all Trustees as well as to increase or decrease the size of the Trust Board (currently fixed at nine members).

TRUST BOARD AFTER THE RESTRUCTURING

     The Boards have not yet determined the size or makeup of the Trust Board after the Restructuring or whether the Trustees would receive the same compensation as current members of the Trust Board receive.

ACCOUNTING TREATMENT

     The Restructuring will be accounted for as a reorganization of two companies under common control. There will be no revaluation of the assets and liabilities of the combining companies. Starwood Hotels will take a one-time charge of approximately $1 billion, primarily related to a deferred tax liability that will result from the reorganization, as required by SFAS No. 109.

     After the Restructuring, Starwood Hotels' financial statements will be presented on a consolidated basis representing the operations of the Corporation and its subsidiaries, including the Trust. Because the Class B Shares will be registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), it is anticipated that separate financial statements of the Trust will continue to be presented and filed in Starwood Hotels' annual and quarterly reports to the SEC.

CERTAIN FORWARD LOOKING STATEMENTS

     On August 27, 1998, following the announcement of the Restructuring, representatives of Starwood Hotels participated in a conference telephone call with members of the investment community. During the call, Starwood Hotels disclosed certain statements. THESE STATEMENTS WERE NOT PREPARED IN COMPLIANCE WITH THE PUBLISHED GUIDELINES OF THE SEC OR THE GUIDELINES ESTABLISHED BY THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS REGARDING PROJECTIONS OR FORECASTS. THESE STATEMENTS ARE FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES, MANY OF WHICH ARE BEYOND THE CONTROL OF STARWOOD HOTELS, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM SUCH PROJECTIONS. SEE "RISK FACTORS." ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THESE STATEMENTS WILL PROVE ACCURATE, AND ACTUAL RESULTS MAY BE MATERIALLY DIFFERENT FROM THOSE CONTAINED IN THE PROJECTIONS. THERE CAN BE NO ASSURANCE THAT CHANGES IN CIRCUMSTANCES OR EVENTS WILL NOT CAUSE SUCH STATEMENTS TO BE INACCURATE. THE INCLUSION OF THESE STATEMENTS HEREIN SHOULD NOT BE RELIED UPON AS SUCH OR AS A REPRESENTATION AS TO FUTURE RESULTS. STARWOOD HOTELS DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THESE STATEMENTS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS EVEN IN THE EVENT THAT THESE STATEMENTS ARE SHOWN TO BE IN ERROR IN ANY RESPECT.

     The statements disclosed were that, assuming the Restructuring is effected, Starwood Hotels expected that: (i) principally as a result of the reduced dividend requirements, it could retain between $800 million and $1 billion, net of taxes, over the next three years which would be available to reinvest in its assets and business; (ii) going forward, it expected to report substantial earnings per share ("EPS") next year, and expected that its EPS could grow significantly faster than its historical rate of growth; specifically, Starwood Hotels believed that, depending on future trends and uncertainties, its 1999 EPS would fall in the range of then current analyst estimates of between $1.80 and $2 per share and could roughly double over a three-year period; (iii) it believed that there was substantial upside potential in both average daily rate ("ADR") and occupancy rate which should allow it to continue to be an industry leader in growth; and (iv) it believed that it would be an industry leader in earnings before interest, taxes, depreciation and amortization ("EBITDA") margin growth. The basis for these statements was management's assessment at the time the statements were made of then current operations and future trends and opportunities, as described under or incorporated by reference in "Management's Discussion and Analysis of Combined Financial Condition and Results of Operations" included in the 1997 10-K and the 1998 Quarterly Reports. Based upon, among other factors, adverse financial market conditions and consequent delays in refinancing its indebtedness, delays in the completion of asset sales, lower expected levels of external growth and current forecasts of global economic conditions, Starwood Hotels currently believes that a more accurate estimate for its 1999 EPS is in the range of $1.50 to $2.00 per share. As discussed above, Starwood Hotels' ability to perform at these levels is subject to a number of risks and uncertainties, including, among other things, risks associated with the integration of Starwood Hotels, ITT and Westin, the risk that Starwood Hotels would not be successful in implementing its capital expenditure program to renovate existing properties or that such expenditures would not result in enhanced revenues from such properties, risks associated with the opening of new hotel and gaming properties and risks relating to general economic conditions. For more information about these and other risks, read "Risk Factors" starting on page 16 and the descriptions of risks included in the 1997 10-K and the 1998 Quarterly Reports.

REGULATORY APPROVALS

     The Trust and the Corporation have made certain filings and taken other actions necessary to obtain approvals from certain U.S. regulatory authorities in connection with the Restructuring, including U.S. competition authorities. The waiting period under the HSR Act for the Restructuring will expire on December 25, 1998, unless the Department of Justice or the Federal Trade Commission issues a request for additional information or other documentary materials.

     For a description of the various casino gaming regulatory requirements applicable to Starwood Hotels, see "Regulation and Licensing" under Part I of Starwood Hotels' Joint Annual Report on Form 10-K for the year ended December 31, 1997. In addition, Starwood Hotels has made certain filings with, and taken such other necessary actions with respect to, all relevant casino gaming regulatory agencies in connection with the Restructuring.

NO DISSENTERS' RIGHTS

     Under Maryland law, holders of Trust Shares, Class A EPS and Class B EPS are not entitled to appraisal rights under Maryland law in connection with the Restructuring, because the Trust Shares are listed on the NYSE and because (as to the Class A EPS and Class B EPS) the Trust is the successor in the Merger and the Merger will not alter the contract rights of the Class A EPS or the Class B EPS as set forth in the Trust Declaration and the Class A EPS and Class B EPS will not be changed or converted in the Merger into anything other than shares of beneficial interest in the successor.

     Holders of Corporation Shares are not entitled to appraisal rights under Maryland law in connection with the Restructuring because the Corporation is not a constituent corporation in the Merger.

CERTAIN FEDERAL SECURITIES LAWS CONSEQUENCES

     The issuance of Class B Shares pursuant to the Restructuring is exempt from registration under the Securities Act by virtue of the exemption afforded by
Section 3(a)(9) under the Securities Act and, in general, such shares will be freely transferable by the holders thereof. However, Class B Shares held by "affiliates" (within the meaning of the Securities Act) of the Trust will need to be resold pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act. Class B Shares received in the Restructuring in exchange for securities that were "unrestricted" for purposes of Rule 144 would be similarly unrestricted and could be sold by affiliates of Starwood Hotels pursuant to Rule 144, without regard to the holding requirements thereof. For purposes of resales under Rule 144, of securities received in the restructuring by affiliates in exchange for securities that were "restricted" for purposes of such Rule, the holding period for the securities received may be "tacked" to the holding period of the securities surrendered.

                          THE RESTRUCTURING AGREEMENT

     The description of the Restructuring Agreement contained in this Joint Proxy Statement is qualified by reference to the complete text of the Restructuring Agreement, a copy of which is attached hereto as Annex A and is incorporated herein by reference. All shareholders and stockholders are urged to read carefully the Restructuring Agreement in its entirety.

GENERAL

     The Restructuring Agreement provides for the merger of a newly organized, wholly owned subsidiary of the Corporation ("Merger Sub") with and into the Trust at the Effective Time (as defined below), whereupon the separate existence of Merger Sub will cease and the Trust will continue as the surviving entity (the "Surviving Entity"). As a result of the Merger, the Trust will become a subsidiary of the Corporation.

CLOSING AND EFFECTIVE TIME

     Subject to the satisfaction or waiver of the conditions to the Restructuring, the closing of the Restructuring (the "Closing") shall take place on January 5, 1999 or, if on such date all the conditions set forth in the Restructuring Agreement have not been satisfied or waived, then on such later date when all the conditions set forth in the Restructuring Agreement have been satisfied or waived, or at such time and/or on such other date as the Corporation and the Trust may agree, by duly filing Articles of Merger, in the form required by, and executed in accordance with, the relevant provisions of Maryland law. The Restructuring will be effective at such time as the Articles of Merger are duly filed with, and accepted for record by, the State Department of Assessments and Taxation of the State of Maryland (the "Effective Time"). The Articles of Merger will be filed on the date of the Closing. The date on which the Effective Time will occur is referred to in this Joint Proxy Statement as the "Closing Date."

     At the Effective Time, the Declaration of Trust shall be amended and restated as set forth in Annex B hereto (which is marked to show the proposed amendments). As so amended and restated, the Declaration of Trust of the Trust shall be the Declaration of Trust of the Surviving Entity. The Trustees' Regulations of the Trust, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Entity. See "Comparison of Rights of Holders of Trust Shares and Holders of Class B Shares -- Authorized Capital."

CONVERSION OF SHARES

     As of the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, the Trust or the holders of any securities of the Trust or Merger Sub:

     - each issued and outstanding common share of beneficial interest, par value $.01 per share, in Merger Sub will be converted into one validly issued, fully paid and nonassessable Class A Share of the Surviving Entity;

     - all Trust Shares that have been acquired by the Trust or by any of its wholly owned subsidiaries and Trust Shares owned by the Corporation or any of its wholly owned subsidiaries will be canceled and no cash, shares of beneficial interest in the Trust or other consideration will be delivered in exchange therefor;

     - each Trust Share issued and outstanding immediately prior to the Effective Time (other than shares to be canceled as described above) shall be converted into, and become exchangeable for, one Class B Share of the Surviving Entity;

     - each share of Class A EPS will remain outstanding and will be exchangeable pursuant to its terms for one Unit (which consists of one Class B Share and one Corporation Share) (subject to adjustment in certain circumstances); and

     - each share of Class B EPS will remain outstanding and will continue to be convertible pursuant to its terms into one share of Class A EPS (subject to adjustment in certain circumstances).

EXCHANGE OF CERTIFICATES

     As soon as practicable after the Effective Time, Starwood Hotels will deposit with the exchange agent for the Restructuring (the "Exchange Agent"), in trust for the holders of Trust Shares, "back-to-back" certificates representing an equal number of Units (such shares being hereinafter referred to as the "Exchange Fund"). Although Corporation Shares are not being converted in the Merger, the certificates representing Paired Shares are "back-to-back" certificates (i.e., each certificate representing Corporation Shares is printed on the back of a certificate representing Trust Shares). Accordingly, in order to surrender Trust Shares to receive Class B Shares, a holder of Trust Shares must also send in his, her or its Corporation Shares. The Corporation will cancel the old certificate and issue a new one.

     As soon as practicable after the Effective Time, the Exchange Agent will mail to each holder of record of a certificate or certificates representing Paired Shares (i) a letter of transmittal and (ii) instructions for use in effecting the surrender of the certificates.

     Upon surrender for cancellation to the Exchange Agent of a certificate, together with the letter of transmittal, duly executed, the holder of the certificate will be entitled to receive a new "back-to-back" certificate representing the number of Units equal to the number of Paired Shares that were represented by the certificate surrendered. If a new certificate is to be issued or delivered in a name other than that in which the certificate surrendered is registered, it will be a condition of such exchange that the certificate surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will pay to the Exchange Agent any transfer or other taxes required by reason of the issuance of new certificates in a name other than that of the registered holder of the certificate surrendered, or will establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

     After the Effective Time, there will be no further transfers of Trust Shares on the stock transfer books of the Trust. If a certificate representing Paired Shares is presented for transfer, it will be canceled and a certificate representing the appropriate number of Units will be issued in exchange for the old certificate. After the Effective Time and until surrendered, each Trust Share will be deemed for all purposes, other than the payment of any dividends and distributions, to evidence only the right to receive a Class B Share.

DIVIDENDS

     Subject to the effect of applicable law, all dividends or other distributions that are declared on or after the Effective Time on Class B Shares, or are payable to the holders of record thereof on or after the Effective Time, will be paid, at the appropriate payment date or as promptly as practicable thereafter, (i) in the case of Class B Shares for which new certificates have already been issued, to the holders of record of such Class B Shares as of the record date(s) established for such dividends or distributions, or (ii) in the case of Class B Shares for which new certificates have not been issued, to the holder of record of the certificate(s) representing the Trust Shares converted into such Class B Shares in the Merger. In no event shall the person entitled to receive such dividends or other distributions be entitled to receive interest on such dividends or other distributions.

STARWOOD OPTIONS

     Each option to purchase Paired Shares (a "Starwood Option" or "Paired Option") which is outstanding immediately prior to the Effective Time pursuant to Starwood Hotels' long-term incentive plans will become and represent an option (a "Substitute Option") to purchase the number of Units equal to the number of Paired Shares subject to such Starwood Option, at an exercise price per Unit equal to the current exercise price per Paired Share under such Starwood Option. Each Substitute Option will be otherwise exercisable upon the same terms and conditions as were applicable under the related Starwood Option immediately prior to or at the Effective Time.

REPRESENTATIONS AND WARRANTIES

     In the Restructuring Agreement, the Trust made certain customary representations and warranties to the Corporation and the Corporation made substantially identical representations and warranties to the Trust.

BUSINESS OF STARWOOD HOTELS PENDING THE RESTRUCTURING

     Each of the Corporation and the Trust has agreed that, during the period from the date of the Restructuring Agreement to the Effective Time (except as otherwise approved by the other party), its business and that of its subsidiaries shall be conducted in the ordinary and usual course consistent with past practice and, to the extent consistent therewith, it and its subsidiaries shall use all reasonable efforts to preserve its business organization intact and maintain its existing relations and goodwill with customers, suppliers, distributors, creditors, lessors, employees and business associates.

INDEMNIFICATION

     Pursuant to the Restructuring Agreement, the Corporation has agreed that all rights to indemnification and exculpation from liabilities for acts or omissions occurring prior to the Effective Time now existing in favor of the current or former Trustees or officers of the Trust and its subsidiaries as provided in their respective declarations of trust, articles or certificates of incorporation or by-laws (or comparable organizational documents) and any indemnification agreements of the Trust will survive the Merger and will continue in full force and effect in accordance with their terms for a period of not less than six years from the Effective Time and the obligations of the Trust in connection therewith shall be assumed by the Corporation.

CONDITIONS TO THE CONSUMMATION OF THE RESTRUCTURING

     Conditions to Each Party's Obligation to Effect the Restructuring. The respective obligation of each party to consummate the Restructuring is subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:

     - the Restructuring Agreement and the amendment and restatement of the Trust Declaration and the Pairing Agreement shall have been duly approved by the holders of the Trust Shares, Class A EPS and Class B EPS and the amendment and restatement of the Pairing Agreement shall have been duly approved by the holders of the Corporation Shares;

     - the Class B Shares issuable in the Restructuring shall have been authorized for listing on the NYSE, subject to official notice of issuance;

     - the waiting period applicable to the consummation of the Restructuring under the HSR Act shall have expired or been terminated and all notices, reports and other filings required to be made prior to the Effective Time by the Trust or the Corporation or any of their respective subsidiaries with, and all consents, registrations, approvals, permits and authorizations required to be obtained prior to the Effective Time by the Trust or the Corporation or any of their respective subsidiaries from, any governmental entity in connection with the execution and delivery of the Restructuring Agreement and the consummation of the Restructuring shall have been made or obtained (as the case may be), except those the failure to make or to obtain are not, individually or in the aggregate, reasonably likely to have a material adverse effect on the Trust or the Corporation; and

     - no court or other governmental entity having jurisdiction over the Trust, the Corporation or any of their respective subsidiaries shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) that is then in effect and that restrains, enjoins or otherwise prohibits consummation of the Restructuring, and no governmental entity shall have instituted any proceeding therefor.

     Conditions to Obligations of the Trust. The obligation of the Trust to effect the Restructuring is also subject to the satisfaction or waiver by the Trust at or prior to the Effective Time of certain conditions, including the following:

     - subject to certain limitations, the representations and warranties of the Corporation set forth in the Restructuring Agreement shall be true and correct in all material respects at and as of the Effective Time as though made at and as of the Effective Time; and

     - the Corporation shall have performed in all material respects all material obligations required to be performed by it under the Restructuring Agreement at or prior to the Effective Time.

     Conditions to Obligation of the Corporation. The obligation of the Corporation to effect the Restructuring is also subject to the satisfaction or waiver by the Corporation at or prior to the Effective Time of certain conditions, including the following:

     - subject to certain limitations, the representations and warranties of the Trust set forth in the Restructuring Agreement shall be true and correct in all material respects at and as of the Effective Time as though made at and as of the Effective Time; and

     - the Trust shall have performed in all material respects all material obligations required to be performed by it under the Restructuring Agreement at or prior to the Effective Time.

TERMINATION

     The Restructuring Agreement may be terminated at any time prior to the Effective Time, whether before or after any approval of the matters presented in connection with the Restructuring by the shareholders of the Trust or the stockholders of the Corporation:

     - by mutual written consent of the Trust and the Corporation;

     - by either the Trust or the Corporation if there has been a material breach of the representations and warranties, covenants and agreements on the part of the other set forth in the Restructuring Agreement, which breach has not been cured within twenty business days following receipt by the breaching party of notice of such breach from the non-breaching party;

     - by either the Trust or the Corporation if any court or other governmental entity having jurisdiction over either of them or any of their respective subsidiaries shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order, decree, injunction or other order or taken any other action permanently enjoining, restraining or otherwise prohibiting or making illegal the Restructuring and such law, rule, regulation, executive order, decree, injunction or other order or other action shall have become final and nonappealable;

     - by either the Trust or the Corporation if the Restructuring has not been consummated before June 30, 1999, unless the failure to consummate the Restructuring is the result of a material breach of the Restructuring Agreement by the party seeking to terminate the Restructuring Agreement;

     - by either the Trust or the Corporation if the shareholders of the Trust do not approve the Restructuring Proposal at the Trust Meeting; or

     - by either the Trust or the Corporation if the stockholders of the Corporation do not approve the Restructuring Proposal at the Corporation Meeting.

WAIVER

     At any time prior to the Effective Time, the parties may (i) extend the time for the performance of any of the obligations or other acts of the other parties under the Restructuring Agreement, (ii) waive any inaccuracies in the representations and warranties contained in the Restructuring Agreement or in any document delivered pursuant to the Restructuring Agreement and (iii) waive compliance with any of the agreements or conditions contained in the Restructuring Agreement which may legally be waived. Any determination to waive a condition would depend upon the facts and circumstances existing at the time of such waiver and would be made by the waiving party's respective Board, exercising its duties to such party and its shareholders or stockholders. If, after approval of the Restructuring Proposal by shareholders of the Trust and stockholders of the Corporation, the Trust or the Corporation waives any material condition to the consummation of the Restructuring, the Trust and the Corporation will, to the extent they deem it necessary under applicable law or desirable, resolicit the approval of shareholders and stockholders to the Restructuring, taking into account such waived condition. Neither the Trust nor the Corporation has any current intention to waive any material provisions or conditions of the Restructuring Agreement.

       AMENDMENT AND RESTATEMENT OF THE DECLARATION OF TRUST OF THE TRUST

     The Trust Board approved and declared advisable the amendment and restatement of the Trust Declaration as set forth in Annex B (which is marked to show the proposed amendments) to this Joint Proxy Statement (the "Trust Declaration Amendment and Restatement") and directed that the Trust Declaration Amendment and Restatement be submitted to shareholders of the Trust at the Trust Meeting. As described below, the Trust Declaration Amendment and Restatement would (i) increase the number of authorized shares of beneficial interest of the Trust by 5,000 shares and classify 5,000 shares of beneficial interest as "Class A Shares" and 1,000,000,000 shares of beneficial interest as "Class B Shares,"
(ii) make certain changes to reflect the proposed amendment and restatement of the Pairing Agreement and (iii) make certain other changes.

CURRENT PROVISIONS

     Authorized Shares of Beneficial Interest. The Trust Declaration currently authorizes the Trust to issue 1.35 billion shares of beneficial interest in the Trust, consisting of (i) one billion Trust Shares, (ii) 200 million Excess Trust Shares, (iii) 100 million Trust Preferred Shares and (iv) 50 million Excess Trust Preferred Shares. The Trust Declaration grants to the Trustees the power to create and authorize the issuance of one or more classes or series of Trust Preferred Shares having such voting rights, such rights to dividends and distributions and rights in liquidation, such conversion, exchange and redemption rights, and such designations, preferences and participations and other limitations or restrictions as are not prohibited by the Trust Declaration or applicable law and as are specified by the Trustees in their discretion.

     As of September 30, 1998, 182,837,403 Trust Shares were issued and outstanding and 34,533,337 Trust Shares were reserved for issuance and 8,380,091 Trust Preferred Shares were issued and outstanding and 4,750,986 Trust Preferred Shares were reserved for issuance.

     It is currently anticipated that approximately 180 million Class B Shares will be issued and 35 million will be reserved for issuance in connection with the Restructuring. The Trust Declaration currently does not permit the Board of Trustees, without the approval of the shareholders of the Trust, to change the classification of the Trust Shares to Class B Shares. Accordingly, adoption of the amendments is necessary in order to permit the Trust to effect the Restructuring and to set forth the preferences, conversion and other rights, voting powers, limitation as to dividends or distributions, qualifications, or terms or conditions of redemption of the Class A Shares and the Class B Shares.

     Pairing Agreement. The Trust Declaration currently provides that until the limitation on transfer provided for in the Pairing Agreement is terminated, among other things, the Trust Shares shall not be transferable unless a simultaneous transfer is made by the same transferor to the same transferee, or such transferor has previously arranged with the Corporation for the acquisition by the transferee, of a like number of Corporation Shares and such shares and Trust Shares are paired with one another.

     As further discussed under the caption "Amendment and Restatement of the Pairing Agreement," after the Restructuring, the Class B Shares, and not the Trust Shares, will be attached to and trade together with the Corporation Shares. Accordingly, the Trust Declaration must be amended to provide for the new arrangement.

PROPOSED AMENDMENTS

     Authorized Shares of Beneficial Interest. The Trust Declaration Amendment and Restatement provides that the Trust may issue 1,350,005,000 shares of beneficial interest in the Trust, consisting of (i) 5,000 Class A Shares, (ii) one billion Class B Shares, (iii) 200 million Excess Trust Shares, (iv) 30 million Class A EPS, (v) 15 million Class B EPS, (vi) 55 million Trust Preferred Shares and (vii) 50 million Excess Trust Preferred Shares. In addition, the amendment would provide that the Trustees would have the power to classify or reclassify any unissued shares of one or more classes, or one or more series within any class by setting or changing the preferences, conversion and other rights, voting powers, limitation as to dividends or distributions, qualifications, or terms or conditions of redemption as not prohibited by the Trust Declaration Amendment and Restatement. If the shareholders of the Trust approve the Trust Declaration Amendment and Restatement, Section 6.1 of the Trust Declaration will be amended to read as set forth in Annex B to this Joint Proxy Statement.

     Pairing Agreement. The Trust Declaration Amendment and Restatement would provide that until the Pairing Agreement (as it is proposed to be amended and restated as described under the caption "Amendment and Restatement of the Pairing Agreement") is terminated, the Trust shall comply in all material respects with the restrictions on transfer of its shares of beneficial interest and all other provisions set forth in that agreement. If the shareholders of the Trust approve the Trust Declaration Amendment and Restatement, Section 6.14 of the Trust Declaration will be amended to read in its entirety as set forth in Annex B to this Joint Proxy Statement, with the effective date of the proposed amendment and restatement of the Pairing Agreement inserted at the appropriate place.

     Classification of Class A Shares and Class B Shares. The Trust Declaration Amendment and Restatement would authorize and designate the Class A Shares and Class B Shares. The amendment would set forth the preferences, conversion and other rights, voting powers, limitations as to dividends or distributions, qualifications, and terms or conditions of redemption of the Class A Shares and Class B Shares. For a description of the Class A Shares and Class B Shares, see "Description of Class A Shares" and "Description of Class B Shares." If the shareholders of the Trust approve the Trust Declaration Amendment and Restatement, Sections 6.18 and 6.19 will be inserted into the Trust Declaration, as set forth in Annex B to this Joint Proxy Statement.

     Other Amendments. If the shareholders of the Trust approve the Trust Declaration Amendment and Restatement, the other changes that are reflected in the Trust Declaration Amendment and Restatement, including conforming changes relating to the voting rights of the shares of beneficial interest of the Trust, would also be effected.

PURPOSE AND EFFECT OF PROPOSED AMENDMENTS

     Authorized Shares of Beneficial Interest. The purpose of the proposed changes to Section 6.1 of the Trust Declaration is to provide for the Class A Shares and the Class B Shares in order to consummate the Restructuring and to provide the Trust Board with the authority to classify or reclassify any unissued shares of beneficial interest in the Trust, if and when needed, for issuance from time to time for any proper purpose approved by the Trust Board, including issuances to raise capital, effect acquisitions or preserve the Trust's status as a REIT for federal income tax purposes, and for other Trust purposes. (The Trust may also issue debt securities for such purposes.) Although there are no present arrangements, agreements or understandings for the issuance of shares of beneficial interest (other than the shares previously reserved for issuance as described above, and the shares to be issued pursuant to the Restructuring and in connection with acquisitions in the ordinary course of business), the Trust Board believes that the authority to classify or reclassify any unissued shares upon approval of the Trust Board without the necessity for, or the delay inherent in, a meeting of the shareholders of the Trust will be beneficial to the Trust and its shareholders by providing the Trust with the flexibility required to promptly consider and respond to future business opportunities and needs as they arise.

     If the proposed amendment is approved by shareholders of the Trust, the Trust Board does not presently intend to seek further shareholder approval with respect to any particular issuance, classification or reclassification of shares, unless required by applicable law, by regulatory authorities, or by the policies, rules and regulations of the NYSE or such other stock exchange on which the securities of the Trust may then be listed.

     Shareholders of the Trust do not have any preemptive or similar rights to subscribe for or purchase any additional shares that may be issued in the future and, therefore, future issuances, depending upon the circumstances, may have a dilutive effect on the earnings per share, book value per share, voting power and other interests of the existing shareholders.

     Pairing Agreement. The purpose of the proposed change to Section 6.14 of the Trust Declaration is to provide that the Trust shall comply with the restrictions on transfer set forth in the proposed amendment and restatement of the Pairing Agreement, rather than providing for the pairing of the Trust Shares with Corporation Shares.

EFFECTIVE TIME OF THE AMENDMENT AND RESTATEMENT

     If approved, the Trust Declaration Amendment and Restatement is expected to take effect at the Effective Time. If the Closing under the Restructuring Agreement does not occur, the Trust Declaration Amendment and Restatement will not be effected. Approval of the Restructuring Proposal will include approval of the Trust Declaration Amendment and Restatement.

               AMENDMENT AND RESTATEMENT OF THE PAIRING AGREEMENT

     The Trust and the Corporation are parties to the Pairing Agreement, which provides, among other things, that neither the Trust nor the Corporation may issue or transfer or agree to issue or transfer shares of beneficial interest in the Trust or Corporation Shares unless effective provision is made for the issuance or transfer to the same person of the same number of shares of beneficial interest in the Trust and Corporation Shares and that shares of beneficial interest in the Trust and Corporation Shares may not be transferred on the respective books of either entity unless the transferee acquires the same number of shares of beneficial interest in the Trust and Corporation Shares.

     Following the Effective Time, the Class B Shares, and not the Trust Shares, will be attached to and trade together with the Corporation Shares. The Class A Shares, which will all be owned by the Corporation, will not be required to be held and transferred with any shares of stock of the Corporation. In order to permit this arrangement, the Trust Board and the Corporation Board have adopted an amendment and restatement of the Pairing Agreement (the "Pairing Agreement Amendment and Restatement") and directed that such amendment and restatement be submitted to the shareholders of the Trust at the Trust Meeting and to the stockholders of the Corporation at the Corporation Meeting.

     The Pairing Agreement Amendment and Restatement would amend and restate the Pairing Agreement to read substantially as set forth in Annex C.

     The adoption of the Pairing Agreement Amendment and Restatement would rename the Pairing Agreement the "Intercompany Agreement." In addition, all references in the Pairing Agreement to Trust Shares would be changed to Class B Shares, so that the Class B Shares will be attached to the Corporation Shares. The Pairing Agreement Amendment and Restatement also provides for the adjustment of the number and class of securities comprising a Unit upon certain events, including any distribution of Class B Shares or Corporation Shares or the subdivision, combination or other reclassification of the Class B Shares or Corporation Shares.

     The Pairing Agreement Amendment and Restatement provides that the Trust Board and the Corporation Board may amend the agreement without the consent of the holders of Class B Shares or Corporation Shares, except that no such amendment may materially and adversely affect the rights of the holders of the Class B Shares pursuant to the provisions of the agreement relating to the Corporation's exchange right without the prior approval of the holders of a majority of the then outstanding Class B Shares.

     Finally, the Pairing Agreement Amendment and Restatement provides that if a Tax Event, a Creditor Event or any Other Event (each as defined under the caption "Description of Class B Shares -- Exchange Rights") shall occur and be continuing, or at any time after the date that is five years after the Effective Time, the Corporation, at its sole option, but solely in accordance with the Trust Declaration, will have the right to exchange for all or any portion of the outstanding Class B Shares cash, Corporation Shares, or other property with a fair market value, in the good faith judgement of the Trust Board, at least equal to the fair market value of the Class B Shares being exchanged. See "Description of Class B Shares -- Exchange Rights" for a description of this exchange right.

     If approved, the Pairing Agreement Amendment and Restatement is expected to take effect upon the Closing under the Restructuring Agreement. If the Closing under the Restructuring Agreement does not occur, the Pairing Agreement Amendment and Restatement will not be effected. Approval of the Restructuring Proposal will include approval of the Pairing Agreement Amendment and Restatement.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the material federal income tax consequences of the Restructuring to Starwood Hotels and its shareholders and stockholders. This summary is for information purposes only and is not tax advice. Except as discussed below, no ruling or determination letters from the IRS or opinions of counsel have been rendered or will be requested by Starwood Hotels on any tax issue connected with the Restructuring.

     This summary is based upon the Code, as currently in effect, applicable Treasury Regulations thereunder and judicial and administrative interpretations thereof, all of which are subject to change, including changes that may be retroactive. No assurance can be given that the IRS will not challenge the propriety of one or more of the tax positions described herein or that such a challenge would not be successful.

     This summary does not purport to deal with all aspects of taxation that may be relevant to Starwood Hotels or to its shareholders and stockholders in light of their personal investment or tax circumstances. Sidley & Austin, special tax counsel for Starwood Hotels, is opining on certain federal income tax consequences of the proposed Restructuring for Starwood Hotels and the shareholders and stockholders of Starwood Hotels. Such opinion has been included as Annex F to this Joint Proxy Statement. Sidley & Austin has advised Starwood Hotels that such opinion is not binding on the IRS or any court and no assurance can be given that the IRS will not challenge the propriety of part or all of such opinion or that such a challenge would not be successful. Such opinion of Sidley & Austin relies upon and is premised on the accuracy of factual statements and representations of Starwood Hotels concerning its business and properties, ownership, organization, sources of income, future operations, levels of distributions and recordkeeping, and the judgments of Starwood Hotels with respect to the fair market value of its real estate assets, the relative value of the Trust Shares and the Corporation Shares to the value of the Paired Shares, the relative value of the Class B Shares to the total shares of beneficial interest of the Trust, the reasonableness of the guaranty fee paid by the Corporation to the Trust with respect to indebtedness of the Corporation, and the ability of the Corporation to have arranged for debt financing for the ITT Merger without a guaranty of the Trust. Such statements and representations by Starwood Hotels are incorporated by reference into Sidley & Austin's opinion letter. Except as specifically provided, the discussion below does not address foreign, state or local tax consequences, nor does it specifically address the tax consequences to taxpayers subject to special treatment under the federal income tax laws (including dealers in securities, foreign persons, life insurance companies, tax-exempt organizations, financial institutions, and taxpayers subject to the alternative minimum tax). The discussion below assumes that the Paired Shares and the Units (each of which consists of one Class B Share and one Corporation Share) are or will be held as "capital assets" within the meaning of Section 1221 of the Code. No assurance can be given that legislative, judicial or administrative changes will not affect the opinions contained in the

Sidley & Austin opinion letter and/or the accuracy of any statements in this Joint Proxy Statement with respect to transactions entered into or contemplated prior to the effective date of such changes.

     EACH SHAREHOLDER AND STOCKHOLDER OF STARWOOD HOTELS IS URGED TO CONSULT HIS, HER OR ITS OWN TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES TO HIM, HER OR IT OF THE RESTRUCTURING, INCLUDING THE FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE RESTRUCTURING AND OF POTENTIAL CHANGES IN THE APPLICABLE TAX LAWS.

FEDERAL INCOME TAX CONSEQUENCES OF THE RESTRUCTURING

     Federal Income Tax Consequences to the Trust Shareholders

     Pursuant to the proposed Restructuring, a wholly-owned subsidiary of the Corporation will merge with and into the Trust. In the opinion of Sidley & Austin, the Restructuring will be treated for federal income tax purposes as if the holders of Trust Shares had exchanged a portion of their outstanding Trust Shares for Class B Shares in a transaction qualifying as a recapitalization under Section 368(a)(1)(E) of the Code, and as if the holders of Trust Shares had contributed the remaining portion of their Trust Shares to the Corporation in a transaction qualifying under Section 351(a) of the Code. Therefore, a holder of Trust Shares will not recognize any gain or loss as a result of the Restructuring.

     A shareholder's tax basis in his, her or its Units will be equal to the shareholder's tax basis in his, her or its Paired Shares. The tax basis of the Class B Shares received by such holder will be equal to the tax basis of the portion of the Trust Shares treated as surrendered therefor and the holding period of the Class B Shares will include the holding period of the portion of the Trust Shares treated as so surrendered. A shareholder's tax basis in his, her or its Corporation Shares will be increased by the excess of such holder's tax basis in the Trust Shares over the amount of such tax basis that is allocated to the Class B Shares received by such holder. A shareholder's holding period in Corporation Shares will remain the same.

     Federal Income Tax Consequences to the Holders of Class A EPS and Class B
EPS

     Sidley & Austin is of the opinion that no gain or loss will be recognized by holders of Class A EPS and Class B EPS as a result of the Restructuring.

     Federal Income Tax Consequences to the Trust, the Corporation and the Corporation Stockholders

     Sidley & Austin is of the opinion that no gain or loss will be recognized by the Trust, the Corporation or the stockholders of the Corporation as a result of the Restructuring. The Corporation will have a tax basis in the Trust Shares treated as received by the Corporation equal to the tax basis in the portion of the Trust Shares in the hands of the Trust shareholders treated as contributed to the Corporation.

     However, in anticipation of the proposed Restructuring, the Trust will not distribute the total amount of its required annual distribution for 1998 in 1998. See "Federal Income Taxation of the Trust After the
Restructuring -- Requirements for Qualification -- Annual Distribution Requirements," below. Instead, the Trust will declare and pay to the Corporation a special dividend with respect to the Class A Shares in January 1999. The Trust intends to make an election pursuant to Section 858 of the Code to have this special dividend relate back to the Trust's 1998 taxable year for REIT qualification purposes. The Trust will, however, be required to pay a nondeductible 4% excise tax on a portion of this special dividend and the Corporation will be taxable on the amount of the special dividend.

     After the Restructuring, the Corporation will own all of the Class A Shares and the Corporation will be subject to federal income tax on the amount of any dividends paid with respect to the Class A Shares and will not be entitled to a dividends received deduction with respect to such dividends.

FEDERAL INCOME TAXATION OF THE TRUST AFTER THE RESTRUCTURING

     Background

     In 1980, prior to the establishment of the Corporation and the pairing of its shares with the shares of the Trust, the IRS issued a Private Letter Ruling (the "Ruling") to the Trust in which the IRS held that the pairing of the Trust Shares and the Corporation Shares and the operation of the Corporation would not preclude the Trust from qualifying as a REIT. The Ruling does not impose any continuing limitations on the Trust or the Corporation. Subsequent to the issuance of the Ruling, (i) the IRS announced that it would no longer issue rulings to the effect that a REIT whose shares are paired with those of a non-REIT will qualify as a REIT if the activities of the paired entities are integrated and (ii) Congress, in 1984, enacted Section 269B(a)(3) of the Code, which, in certain circumstances, treats a REIT and a non-REIT, the paired shares of which were not paired on or before June 30, 1983, as one entity for purposes of determining whether either company qualifies as a REIT. Section 269B(a)(3) of the Code has not applied to the Trust and the Corporation (because the Trust Shares and the Corporation Shares were paired prior to that date), and the Ruling's conclusions were not adversely affected thereby.

     In 1994, the Trust requested and received a determination letter from the IRS (the "IRS Letter"). The IRS Letter provided that the Trust's failure to send the shareholder demand letters required by the REIT Provisions (defined below) terminated its election to be taxed as a REIT beginning with the Trust's taxable year ended December 31, 1991 and permitted the Trust to re-elect to be taxed as a REIT commencing with its taxable year ended December 31, 1995. The IRS Letter also directed the Trust to file amended federal income tax returns for its taxable years ended December 31, 1991 and 1992 as a C corporation (and not as a REIT) and to file its federal income tax returns for its taxable years ended December 31, 1993 and 1994 as a C corporation. The Trust has filed such returns. Because the Trust had net losses for federal income tax purposes and did not pay any dividends during its taxable years ended December 31, 1991, 1992, 1993 and 1994, the IRS Letter did not result in the Trust owing any federal income tax. The Trust has instituted REIT compliance controls that are intended to prevent the reoccurrence of any such failure to comply with the reporting and recordkeeping requirements for REITs.

     The Internal Revenue Service Restructuring and Reform Act of 1998 ("H.R. 2676") was enacted on July 22, 1998. H.R. 2676 has the effect of limiting the grandfathering from the anti-pairing rules of Section 269B(a)(3) of the Code of which Starwood Hotels has enjoyed the benefits since 1984. Under H.R. 2676, for purposes of the gross income tests for qualification as a REIT, the Trust and the Corporation would be treated as one entity with respect to interests in real property acquired directly or indirectly after March 26, 1998 by the Trust or the Corporation, or a subsidiary or partnership in which a 10% or greater interest is owned by the Trust or the Corporation (collectively, the "REIT Group"), unless (i) the interests in real property are acquired pursuant to a written agreement binding on March 26, 1998 and at all times thereafter or (ii) the acquisition of such interests in real property was described in a public announcement or in a filing with the SEC on or before March 26, 1998. H.R. 2676 also provides that an interest in real property held by the REIT Group that is not subject to these rules would become subject to such rules in the event an improvement to such interest in real property is placed in service after December 31, 1999 that changes the use of the property and the cost of such improvement is greater than 200% of (x) the undepreciated cost of the property (prior to the improvement) or (y) in the case of property acquired where there is a substituted basis, the fair market value of the property on the date it was acquired by the REIT Group. There is an exception for improvements placed in service before January 1, 2004 pursuant to a binding contract in effect as of December 31, 1999 and at all times thereafter.

     After the Restructuring, the restrictions of H.R. 2676 will no longer apply to Starwood Hotels, and thus will not prevent Starwood Hotels from acquiring additional interests in real property. Prior to the completion of the Restructuring, Starwood Hotels will monitor the acquisition of interests in real property by the REIT Group to ensure that such acquisitions do not prevent the Trust from qualifying for taxation as a REIT.

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

     General

     The Trust has elected to be taxed as a REIT under Sections 856 through 860 of the Code and applicable Treasury Regulations (the "REIT Provisions") commencing with its taxable year ended December 31, 1995. The Trust believes that, commencing with such taxable year, it was organized and has operated in such a manner so as to qualify for taxation as a REIT and the Trust intends to continue to operate in such a manner after the Restructuring; however, no assurance can be given that the Trust has qualified as a REIT or will continue to so qualify.

     The REIT Provisions are highly technical and complex. The following discussion sets forth the material aspects of the REIT Provisions that govern the federal income tax treatment of a REIT and its shareholders. This summary is qualified in its entirety by the REIT Provisions and administrative and judicial interpretations thereof.

     Sidley & Austin has rendered an opinion to the effect that after the Restructuring, the Trust's proposed method of operation will enable it to continue to comply with the REIT Provisions for its taxable year ending December 31, 1999 and future taxable years. It must be emphasized that such qualification and taxation as a REIT depend upon the Trust's ability to meet, through actual annual operating results, certain distribution levels, specified diversity of stock ownership and various other qualification tests imposed under the REIT Provisions, as discussed below. The Trust's annual operating results will not be reviewed by Sidley & Austin. Accordingly, no assurance can be given that the actual results of the Trust's operations for any particular taxable year will satisfy such requirements. Further, the anticipated federal income tax treatment described in this Joint Proxy Statement may be changed, perhaps retroactively, by legislative, administrative, or judicial action at any time. For a discussion of the tax consequences of failure to qualify as a REIT, see "-- Failure to Qualify," below.

     As long as the Trust qualifies for taxation as a REIT, it will not be subject to federal corporate income taxes on net income that it currently distributes to shareholders, except in the circumstances set forth in this paragraph. The Trust, even if it qualifies for taxation as a REIT, will be subject to federal income or excise tax in the following circumstances. First, the Trust will be taxed at regular corporate rates on any undistributed REIT taxable income (as discussed below), including undistributed net capital gains. Second, under certain circumstances, the Trust will be subject to the "alternative minimum tax" on its items of tax preference, if any. Third, if the Trust has (i) net income from the sale or other disposition of "foreclosure property" (which is, in general, property acquired on foreclosure or otherwise on default on a loan secured by such property or a lease of such property) or
(ii) other non-qualifying income from foreclosure property, it will be subject to tax at the highest corporate rate on such income. Fourth, if the Trust has net income from "prohibited transactions" (which are, in general, certain sales or other dispositions of property, other than foreclosure property, held primarily for sale to customers in the ordinary course of business), such income will be subject to a 100% tax. Fifth, if the Trust should fail to satisfy the 75% gross income test or the 95% gross income test (as discussed below), but nonetheless maintains its qualification as a REIT because certain other requirements are met, it will be subject to a 100% tax on the net income attributable to the greater of the amount by which the Trust fails the 75% or 95% test, multiplied by a fraction intended to reflect the Trust's profitability. Sixth, if the Trust should fail to distribute during each calendar year at least the sum of (i) 85% of its REIT ordinary income for such year, (ii) 95% of its REIT capital gain net income for such year and (iii) any undistributed taxable income from prior periods, the Trust will be subject to a 4% excise tax on the excess of such required distributions over the amounts actually distributed. Seventh, pursuant to IRS Notice 88-19, if the Trust has a net unrealized built-in gain, with respect to any asset (a "Built-in Gain Asset") held by the Trust on January 1, 1995 or acquired by the Trust from a corporation that is or has been a C corporation (i.e., generally a corporation subject to full corporate-level tax) in certain transactions in which the basis of the Built-in Gain Asset in the hands of the Trust is determined by reference to the basis of the asset in the hands of the C corporation, and the Trust directly or indirectly recognizes gain on the disposition of such asset during the 10-year period (the "Recognition Period") beginning on January 1, 1995 with respect to assets held by the Trust on such date or, with respect to other assets, the date on which such asset was acquired by the Trust, then, to the extent of the Built-in Gain (i.e., the excess of (a) the fair market value
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

of such asset over (b) the Trust's adjusted basis in such asset, determined as of the beginning of the Recognition Period), such gain will be subject to tax at the highest regular corporate rate pursuant to Treasury Regulations that have not yet been promulgated. The results described above with respect to the recognition of Built-in Gain assume that the Trust will make an election pursuant to IRS Notice 88-19 with respect to assets acquired by the Trust from a corporation that is or has been a C corporation. The Trust believes that it had Built-in Gain Assets as of January 1, 1995 and that it acquired additional Built-in Gain Assets as a result of the Westin Acquisition and, thus, direct or indirect sales of such Built-in Gain Assets by the Trust during the applicable Recognition Period is likely to result in a federal income tax liability to the Trust to the extent that, in general, the net Built-in Gain exceeds available loss carryforwards.

     Requirements for Qualification

     To qualify as a REIT, the Trust must elect to be so treated and must meet on a continuing basis certain requirements (as discussed below) relating to the Trust's organization, sources of income, nature of assets, and distribution of income to shareholders.

     The Code defines a REIT as a corporation, trust or association: (i) that is managed by one or more trustees or directors; (ii) the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest; (iii) that would be taxable as a domestic corporation, but for the REIT Provisions; (iv) that is neither a financial institution nor an insurance company subject to certain provisions of the Code; (v) the beneficial ownership of which is held by 100 or more persons; (vi) during the last half of each taxable year not more than 50% in value of the outstanding stock of which is owned, directly or indirectly, by five or fewer individuals (defined in the Code to include certain entities); (vii) that, as of the close of the taxable year, has no earnings and profits accumulated in any non-REIT year; (viii) that is not electing to be taxed as a REIT prior to the fifth taxable year which begins after the first taxable year for which its REIT status terminated or was revoked or the IRS has waived the applicability of such waiting period; (ix) that has the calendar year as its taxable year; and (x) that meets certain other tests, described below, regarding the nature of its income and assets. The REIT Provisions provide that conditions (i) to (iv), inclusive, must be met during the entire taxable year and that condition (v) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months. Conditions (v) and (vi) do not apply until after the first taxable year for which an election is made by the REIT to be taxed as a REIT.

     The Trust believes that it satisfies conditions (i) through (x) described in the immediately preceding paragraph. The Trust believes that the dividends paid and to be paid by the Trust and its predecessors will enable the Trust to satisfy condition (vii) above. In addition, the Trust Declaration and the charter of the Corporation (the "Corporation Charter") provide for restrictions regarding the transfer and ownership of shares, which restrictions are intended to assist the Trust in continuing to satisfy the share ownership requirements described in conditions (v) and (vi) above. After the Restructuring, although the Class A Shares will constitute more than 50% in value of the shares of the Trust and will be held by the Corporation, the Trust will continue to satisfy condition (vi) above because, for purposes of such condition, the Class A Shares will be considered to be owned by the Corporation's stockholders. With respect to its taxable years which ended before January 1, 1998, in order to maintain its election to be taxed as a REIT, the Trust must also maintain certain records and request certain information from its shareholders designed to disclose the actual ownership of its stock. The Trust believes that it has complied and will comply with these requirements.

     If a REIT owns a "Qualified REIT Subsidiary," the Code provides that such Qualified REIT Subsidiary is disregarded for federal income tax purposes, and all assets, liabilities and items of income, deduction and credit of the Qualified REIT Subsidiary are treated as assets, liabilities and such items of the REIT itself. A Qualified REIT Subsidiary is a corporation all of the capital stock of which is owned by the REIT and, for taxable years beginning on or before August 5, 1997, has been owned by the REIT from the commencement of such corporation's existence. Unless the context otherwise requires, all

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

references to the Trust in this "Material Federal Income Tax Consequences"
section include the Trust's Qualified REIT Subsidiaries.

     As part of the Westin Acquisition, the Realty Partnership acquired substantially all of the stock of certain corporations, which corporations intend to elect to be taxed as REITs (the "Subsidiary REITs"). The Subsidiary REITs will not be treated as Qualified REIT Subsidiaries and will be subject to the REIT Provisions as described in this section. Also, as part of the Westin Acquisition, certain of the assets of Westin, including third party management, franchise and representation agreements and certain trademarks and other intangible property, are held by corporations (the "Management Subsidiaries") of each of which the Trust owns all of the nonvoting stock and voting stock comprising less than 10% of the outstanding voting stock. The remainder of the voting stock of the Management Subsidiaries is owned by the Corporation. The Management Subsidiaries will not be treated as Qualified REIT Subsidiaries.

     In the case of a REIT that is a partner in a partnership, the REIT Provisions provide that the REIT is deemed to own its proportionate share of the assets of the partnership based on the REIT's capital interest in the partnership and is deemed to be entitled to the income of the partnership attributable to such proportionate share. In addition, the character of the assets and gross income of the partnership will retain the same character in the hands of the REIT for purposes of satisfying the gross income tests and the asset tests, described below. Similar treatment applies with respect to lower-tier partnerships which the REIT indirectly owns through its interests in higher-tier partnerships. Thus, the Trust's proportionate share of the assets, liabilities and items of income of the Realty Partnership and the other partnerships and limited liability companies in which the Trust owns a direct or indirect interest (collectively, the "Realty Subsidiary Entities"), will be treated as assets, liabilities and items of income of the Trust for purposes of applying the gross income tests and the asset tests described below, provided that the Realty Partnership and the Realty Subsidiary Entities are treated as partnerships for federal income tax purposes. See "-- Federal Income Tax Aspects of the Partnerships and the Subsidiary Entities" below. Sidley & Austin has advised Starwood Hotels, however, that if the gross income tests and the asset tests described below were applied to partnerships in a manner different from that described in this paragraph, then the Trust might not be able to satisfy one or more of the gross income tests or asset tests and, in such a case, the Trust would lose its REIT status.

     Paired Shares. Section 269B(a)(3) of the Code provides that if a REIT and a non-REIT are "stapled entities," as such term is defined in Section 269B(c)(2), then the REIT and the non-REIT shall be treated as one entity for purposes of determining whether either company qualifies as a REIT. The term "stapled entities" means any group of two or more entities if more than 50% in value of the beneficial ownership in each of such entities consists of "stapled interests." If Section 269B(a)(3) applied to the Trust and the Corporation, then the Trust would not be able to satisfy the gross income tests (described below) and thus would not be eligible to be taxed as a REIT. Except to the extent provided in H.R. 2676, Section 269B(a)(3) does not apply if the shares of a REIT and a non-REIT were paired on or before June 30, 1983 and the REIT was taxable as a REIT on or before June 30, 1983. This grandfathering rule does not, by its terms, require that the Trust be taxed as a REIT at all times after June 30, 1983. Therefore, the termination of the Trust's REIT election for the taxable years ended December 31, 1991 through 1994 did not result in Section 269B(a)(3) becoming applicable to the Trust. Sidley & Austin has rendered an opinion to the effect that Section 269B(a)(3) has not applied to the Trust and will continue not to apply to the Trust after the Restructuring because, after the Restructuring, although each Class B Share will trade only as a unit with an attached Corporation Share, the Trust and the Corporation will not be "stapled entities." Sidley & Austin's opinion is based on the Trust's representation that the value of the Class B Shares will at all relevant times be less than 50% of the value of the shares of beneficial interest of the Trust. The Trust's representation is based on its analysis of the terms of the Class B Shares relative to the terms of the other shares of the Trust that will be outstanding after the Restructuring, including that the Class B Shares are nonvoting (except upon matters materially and adversely affecting the rights of the holders of Class B Shares disproportionately to the effect on holders of Class A Shares), will only participate (together with the Class A EPS and Class B EPS) in 10% of the liquidation proceeds of the Trust after the payment of the liquidation preference of the Class A

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

Shares, and the dividends paid with respect to the Class B Shares are expected to be less than the dividends paid with respect to the Class A Shares.

     Sidley & Austin has rendered an opinion to the effect that, after the Restructuring, the Trust and the Corporation will no longer be "stapled entities" for purposes of Section 269B(a)(3) of the Code. As a result, Starwood Hotels will cease to qualify as a "grandfathered paired share REIT." Because the anti-paired share REIT provisions of H.R. 2676 only apply to grandfathered paired share REITs, after the Restructuring Starwood Hotels will no longer be subject to such provisions.

     Sidley & Austin has advised Starwood Hotels that, even though Section 269B(a)(3) of the Code does not apply to the Trust and the Corporation, the IRS could assert that the Trust and the Corporation should be treated as one entity under general tax principles. In general, such an assertion would only be upheld if the separate corporate identities of the Trust and the Corporation are a sham or unreal. Not all of the Trustees of the Trust are also Directors of the Corporation. In addition, the Trust and the Corporation have represented that they and the Realty Partnership, the Operating Partnership and the entities in which they own a direct or indirect interest will each maintain separate books and records and all material transactions among them have been and will be negotiated and structured with the intention of achieving an arm's-length result. Sidley & Austin has rendered an opinion to the effect that, based on the foregoing, the separate corporate identities of the Trust and the Corporation will be respected.

     The Trust, the Corporation, the Realty Partnership, the Operating Partnership and certain of the entities in which they own a direct or indirect interest are controlled by the same interests. As a result, the IRS could, pursuant to Section 482 of the Code, seek to distribute, apportion or allocate gross income, deductions, credits or allowances between or among them if it determines that such distribution, apportionment or allocation is necessary in order to prevent evasion of taxes or to clearly reflect income. It is the policy of the Trust and the Corporation to evaluate material intercompany transactions and to attempt to set the terms of such transactions so as to achieve substantially the same result as they believe would have been the case if they were unrelated parties. As a result, the Trust and the Corporation believe that
(i) all material transactions between them and among them and the Realty Partnership, the Operating Partnership, and the entities in which they own a direct or indirect interest have been and will be negotiated and structured with the intention of achieving an arm's-length result, and (ii) the potential application of Section 482 of the Code should not have a material effect on the Trust or the Corporation. Application of Section 482 of the Code depends on whether, as a factual matter, transactions between commonly controlled entities are at arm's-length. As a result, no opinion of counsel can be given with respect to the potential application of Section 482 of the Code.

     Income Tests. In order to maintain qualification as a REIT, the Trust must annually satisfy certain gross income requirements (the "gross income tests"). First, at least 75% of the Trust's gross income (excluding gross income from prohibited transactions) for each taxable year must consist of defined types of income derived directly or indirectly from investments relating to real property or mortgages on real property (including "rents from real property," as described below, and in certain circumstances, interest) or from certain types of qualified temporary investments. Second, at least 95% of the Trust's gross income (excluding gross income from prohibited transactions) for each taxable year must be derived from the same items which qualify under the 75% income test and from dividends, interest and gain from the sale or disposition of stock or securities that do not constitute dealer property or from any combination of the foregoing. Pursuant to H.R. 2676, prior to the effective date of the Restructuring, with respect to certain interests in real property acquired after March 26, 1998, the Trust and the Corporation will be treated as a single entity for purposes of the gross income tests.

     Rents received or deemed to be received by the Trust will qualify as "rents from real property" for purposes of the gross income tests only if several conditions are met. First, the amount of rent must not be based in whole or in part on the income or profits of any person. However, an amount received or accrued generally will not be excluded from the term "rents from real property" solely by reason of being based on a fixed percentage or percentages of receipts or sales (or items thereof). Second, the Code provides that rents received from a tenant will not qualify as "rents from real property" in satisfying the gross income

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tests if the REIT, or a direct or indirect owner of 10% or more of the REIT directly or indirectly, owns 10% or more of such tenant (a "Related Party Tenant"). Third, if rent attributable to personal property, leased in connection with a lease of real property, is greater than 15% of the total rent received under the lease, then the portion of rent attributable to such personal property will not qualify as "rents from real property." Finally, if a REIT renders or furnishes services to its tenants, the income will qualify as "rents from real property" only if the services are of a type that a tax-exempt organization can provide to its tenants without causing its rental income to be unrelated business taxable income under the Code. Services that would give rise to unrelated business taxable income if provided by a tax-exempt organization ("Prohibited Services") must be rendered or furnished by an "independent contractor" who is adequately compensated and from whom the REIT does not derive any income. Payments for services furnished (whether or not rendered by an independent contractor) that are not customarily rendered or furnished to tenants in properties of a similar class in the geographic market in which the REIT's property is located will not qualify as "rents from real property." The provision of Prohibited Services by a REIT in connection with a lease of real property will not cause the rent to fail to qualify as "rents from real property" unless the amount treated as received for the Prohibited Services exceeds 1% of all amounts received or accrued during the taxable year directly or indirectly by the REIT with respect to such property.

     A substantial portion of the Trust's income will be derived from its partnership interests in the Realty Partnership and the Realty Subsidiary Entities and its indirect ownership of the Subsidiary REITs. The Trust, the Realty Partnership, the Realty Subsidiary Entities and the Subsidiary REITs currently lease for a fixed period all of their fee and leasehold interests in their hotels and associated property to the Corporation, the Operating Partnership, the partnerships, limited liability companies or corporations owned in whole or in part by the Operating Partnership (collectively, the "Operating Subsidiary Entities"), or to unrelated persons (the "Leases"). The Leases are net leases which generally provide for payment of rent equal to the greater of a fixed rent or a percentage rent. The percentage rent is determined by calculating a fixed percentage of the gross room revenues and adding, for certain hotels, fixed percentages of other types of gross revenues in excess of certain levels. Pursuant to the proposed Restructuring, substantially all of the Leases to the Operating Partnership and the Operating Subsidiary Entities will be transferred to the Corporation as of December 31, 1998.

     In order for the rents paid under the Leases to constitute "rents from real property," the Leases must be respected as true leases for federal income tax purposes and not treated as service contracts, joint ventures or some other type of arrangement. The determination of whether the Leases are true leases depends upon an analysis of all of the surrounding facts and circumstances. In making such a determination, courts have considered a variety of factors, including the intent of the parties, the form of the agreement, the degree of control over the property that is retained by the property owner and the extent to which the property owner retains the risk of loss with respect to the property.

     Sidley & Austin has rendered an opinion to the effect that the Leases will be treated as true leases for federal income tax purposes, which opinion is based, in part, on the following facts: (i) the lessors and the lessees intend for their relationship to be that of lessor and lessee and each such relationship will be documented by a lease agreement; (ii) the lessees will have the right to exclusive possession and use and quiet enjoyment of the leased premises during the term of the Leases; (iii) the lessees will bear the cost of, and be responsible for, day-to-day maintenance and repair of the leased premises, other than the cost of certain capital expenditures, and will dictate how the leased premises are operated and maintained; (iv) the lessees will bear all of the costs and expenses of operating the leased premises during the term of the Leases; (v) the term of the Leases is less than the economic life of the leased premises and the lessees do not have purchase options with respect to the leased premises; (vi) the lessees are required to pay substantial fixed rent during the term of the Leases; and (vii) each lessee stands to incur substantial losses or reap substantial profits depending on how successfully it operates the leased premises.

     Investors should be aware, however, that there are not controlling authorities involving leases with terms substantially the same as the Leases. Therefore, the opinion of Sidley & Austin is based upon an analysis of the facts and circumstances and upon rulings and judicial decisions involving situations that are
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analogous. If any significant Lease is recharacterized as a service contract or a partnership agreement, rather than as a true lease, the Trust would not be able to satisfy either the 75% or 95% gross income tests or, in the case of the recharacterization of a Lease of a Subsidiary REIT, one or more of the asset tests, and, as a result, would lose its REIT status.

     In order for rent payments under the Leases to qualify as "rents from real property," the rent must not be based on the income or profits of any person. The percentage rent under the Leases will qualify as "rents from real property" if it is based on percentages of receipts or sales and the percentages (i) are fixed at the time the Leases are entered into; (ii) are not renegotiated during the term of the Leases in a manner that has the effect of basing percentage rent on income or profits; and (iii) conform with normal business practice. More generally, percentage rent will not qualify as "rents from real property" if, considering the Leases and all the surrounding circumstances, the arrangement does not conform with normal business practice, but is in reality used as a means of basing the percentage rent on income or profits. The Trust and the Corporation believe that the Leases conform with normal business practice and the percentage rent will be treated as "rents from real property" under this requirement. The Trust has represented that, with respect to hotel properties that it may directly or indirectly acquire in the future, the Trust will not charge rent that is based in whole or in part on the net income or profits of any person (except by reason of being based on a fixed percentage of receipts or sales, as described above).

     Another requirement for rent payments under a Lease to constitute "rents from real property" is that the rent attributable to personal property under the Lease must not be greater than 15% of the rent received under the Lease. For this purpose, rent attributable to personal property is the amount that bears the same ratio to the total rent for the taxable year as the average of the adjusted basis of the personal property at the beginning and at the end of the taxable year bears to the average of the aggregate adjusted basis of both the real property and personal property leased under, or in connection with, such lease. If with respect to a sufficient number of the Leases rent attributable to personal property is greater than 15% of the total rent, then the Trust would not be able to satisfy either the 75% or 95% gross income tests, or, in the case of a Lease of a Subsidiary REIT, one or more of the asset tests, and, as a result, would lose its REIT status. With respect to both the Leases and future acquisitions, the Trust has represented that it will monitor the 15% test to ensure continued qualification as a REIT.

     A third requirement for qualification of rent under the Leases as "rents from real property" is that neither the Trust nor any Subsidiary REIT may own, directly or constructively, 10% or more of any tenant under a Lease. If the Trust or any Subsidiary REIT were to own directly or indirectly, 10% or more of such tenant, the tenant would be a Related Party Tenant and the rent paid by the tenant with respect to the leased property would not qualify as income of the type that can be received by a REIT. In order to prevent such a situation, which would likely result in the disqualification of the Trust as a REIT, the Trust Declaration and the Corporation Charter contain restrictions on the amount of Units that any one person can own. These restrictions generally provide that any attempt by any one person to actually or constructively acquire 8.0% or more of the outstanding Units will be ineffective. Sidley & Austin has advised Starwood Hotels, however, that notwithstanding such restrictions, because the Code's constructive ownership rules for purposes of the 10% ownership limit are broad and it is not possible to continually monitor direct and indirect ownership of Units, it is possible for a person to own sufficient Units to cause the termination of the Trust's REIT status. The Trust, the Realty Partnership, the Realty Subsidiary Entities and the Subsidiary REITs currently lease all of their fee and leasehold interests in their hotels and associated property to the Corporation, the Operating Partnership, the Operating Subsidiary Entities or to unrelated persons. Pursuant to the proposed Restructuring, effective as of December 31, 1998, substantially all of the Leases to the Operating Partnership and the Operating Subsidiary Entities will be transferred to the Corporation. Sidley & Austin is of the opinion that the Corporation will not be a Related Party Tenant with respect to the Trust or the Subsidiary REITs.

     Finally, rent under the Leases will not qualify as "rents from real property" if the Trust or any Subsidiary REIT renders or furnishes Prohibited Services to the occupants of the properties (subject to a de minimis rule) other than through an independent contractor from whom the Trust or such Subsidiary REIT does not derive any income. So long as the Leases are treated as true leases, neither the Trust nor any Subsidiary REIT will be treated as rendering or furnishing Prohibited Services to the occupants of the properties as a result of the Leases. The Trust has represented that neither it, the Realty Partnership, nor any of the Realty Subsidiary Entities, the Subsidiary REITs or the Management Subsidiaries will render or furnish Prohibited Services to the Corporation, the Operating Partnership or any Operating Subsidiary Entity. Sidley & Austin has advised Starwood Hotels that if the IRS were to successfully assert that the Trust, the Realty Partnership, any Realty Subsidiary Entity, any Subsidiary REIT or any Management Subsidiary was rendering or furnishing Prohibited Services to the Corporation, the Operating Partnership or any Operating Subsidiary Entity or was managing or operating any assets owned directly or indirectly by the Trust, the Realty Partnership, any Realty Subsidiary Entity, any Subsidiary REIT or any Management Subsidiary, then, in certain cases, the Trust would not be able to satisfy either the 75% or 95% gross income test, or one or more of the asset tests, and, as a result, would lose its REIT status.

     A corporation cannot qualify as an independent contractor if more than 35% of the total combined voting power of its stock is owned directly or indirectly by one or more persons who own 35% or more of the REIT. Therefore, after the Restructuring, certain entities owned directly or indirectly by the Corporation will not qualify as independent contractors. The Corporation has represented that any Prohibited Services to be provided by any non-independent contractor entity will not be rendered or furnished by or on behalf of the Trust.

     Based on the foregoing, Sidley & Austin has rendered an opinion to the effect that, except with respect to Leases that, as of December 31, 1998, are not transferred to the Corporation, the rent payable under the Leases will be treated as "rents from real property" for purposes of the 75% and 95% gross income tests. There can, however, be no assurance that the IRS will not successfully assert a contrary position or that there will not be a change in circumstances (such as the entering into of new leases) which would result in a portion of the rent received to fail to qualify as "rents from real property." If such failure were in sufficient amounts, the Trust or a Subsidiary REIT would not be able to satisfy either the 75% or 95% gross income test and, as a result, would lose its REIT status.

     For purposes of the gross income tests, the term "interest" generally does not include any amount received or accrued (directly or indirectly) if the determination of such amount depends in whole or in part on the income or profits of any person. However, an amount received or accrued generally will not be excluded from the term "interest" solely by reason of being based on a fixed percentage or percentages of receipts or sales. The Trust, the Realty Partnership and certain of the Realty Subsidiary Entities hold notes and may advance money from time to time to tenants for the purpose of financing tenant improvements, making real estate loans or holding or acquiring additional notes. None of the notes currently held by the Trust, the Realty Partnership or the Realty Subsidiary Entities provides for the payment of any amount based on the income or profits of any person other than amounts based on a fixed percentage or percentages of receipts or sales. In addition, none of the Trust, the Realty Partnership or the Realty Subsidiary Entities intends to charge interest that will depend in whole or in part on the income or profits of any person or to make loans (not secured in substantial part by real estate mortgages) in amounts that could jeopardize the Trust's compliance with the 75% and 5% asset tests, discussed below. Accordingly, to the extent the notes held by the Trust, the Realty Partnership or the Realty Subsidiary Entities are secured by real property, the interest received or accrued with respect to such notes will be treated as qualifying income for both the 75% and the 95% gross income tests. Certain of the notes held by the Trust and the Realty Partnership are not secured by real property and, with respect to such notes that are secured by real property (including notes issued in connection with the ITT Merger), it is possible that the amount of such notes will exceed the fair market value of the real property security therefor. To the extent such notes are not secured by real property, interest received or accrued with respect to such notes will be treated as qualifying income for the 95% gross income test but will not be treated as qualifying income for the 75% gross income test. However, Starwood Hotels believes that the amount of such interest will not cause the Trust to fail to satisfy the 75% gross income test.

     The Trust has guaranteed certain indebtedness of the Corporation. The fees paid to the Trust for such guarantee are unlikely to be treated as qualifying income for either the 75% or the 95% gross income tests.

However, Starwood Hotels believes that the amount of such fees will not cause the Trust to fail to satisfy either the 75% or the 95% gross income test.

     The net income from a prohibited transaction is subject to a 100% tax. The Trust believes that no asset directly or indirectly owned by it is held for sale to customers and that the sale of any such property will not be in the ordinary course of the business of the Trust, the Realty Partnership, any Realty Subsidiary Entity or any Subsidiary REIT.

     If the Trust fails to satisfy one or both of the 75% or 95% gross income tests for any taxable year, it will nevertheless qualify as a REIT for such year if it is entitled to and receives relief under certain provisions of the Code. No assurance can be given that the Trust would be entitled to the benefit of these relief provisions. Even if these relief provisions apply, a tax would be imposed with respect to the excess net income.

     Asset Tests. In order to maintain qualification as a REIT, a REIT, at the close of each quarter of its taxable year, must also satisfy three tests relating to the nature of its assets. First, at least 75% of the value of the REIT's total assets must be represented by "real estate assets" (including stock or debt instruments held for not more than one year purchased with the proceeds of a stock offering or long-term (at least five years) debt offering of the
REIT), cash, cash items and government securities and shares of REITs. Second, not more than 25% of the REIT's total assets may be represented by securities other than those in the 75% asset class. Third, of the investments included in the 25% asset class, the value of any one issuer's securities owned by the REIT may not exceed 5% of the value of the REIT's total assets, and the REIT may not own more than 10% of any one issuer's outstanding voting securities.

     The Trust believes that commencing with its taxable year ended December 31, 1995 it has complied with the asset tests. A substantial portion of the Trust's investments are in properties owned by the Realty Partnership and the Realty Subsidiary Entities, at least 75% of which represent qualifying real estate assets. A portion of the indebtedness of the Corporation and the Operating Partnership to the Trust and the Realty Partnership may not be qualifying assets under the 75% asset test. However, such portion does not exceed 5% of the value of the assets of the Trust and, thus, will not cause the Trust to fail the 5% asset test.

     The Trust owns all of the nonvoting stock and less than 10% of the voting stock of each Management Subsidiary. The Trust also acquired, as a result of the Westin Acquisition, certain intangible assets of Westin. The Trust believes that, as of the end of each calendar quarter commencing with the calendar quarter ending March 31, 1998, the value of the securities of each Management Subsidiary held by the Trust will not exceed 5% of the value of the Trust's total assets and that not more than 25% of the value of the Trust's total assets will consist of assets other than "real estate assets," cash and cash items (including receivables), government securities and shares of REITs. The Trust's belief is based in part upon its analysis of the estimated values of the various securities and other assets owned by the Trust and the Realty Partnership. There can be no assurance, however, that the IRS will not successfully assert that certain securities held by the Trust or the Realty Partnership cause the Trust to fail either the 5% or 10% asset tests or that less than 75% of the value of the Trust's total assets consists of "real estate assets," cash and cash items (including receivables), government securities and shares of REITs.

     After meeting the asset tests at the close of any quarter, the Trust will not lose its status as a REIT for failure to satisfy the asset tests at the end of a subsequent quarter solely by reason of changes in asset values. If the failure to satisfy the asset tests results from an acquisition of securities or other property during a quarter, the failure can be cured by disposition of sufficient non-qualifying assets within 30 days after the close of that quarter. The Trust intends to maintain adequate records of the value of its assets to ensure compliance with the asset tests and to take such actions within 30 days after the close of any quarter as may be required to cure any non-compliance.

     Annual Distribution Requirements. The Trust, in order to qualify as a REIT, is required to distribute dividends (other than capital gain dividends) to its shareholders in an amount at least equal to (i) the sum of (a) 95% of the Trust's "REIT taxable income" (computed without regard to the dividends paid deduction and the Trust's net capital gain) and (b) 95% of the net income (after tax), if any, from foreclosure property, minus (ii) the sum of certain items of non-cash income. In addition, if the Trust directly or indirectly disposes of any Built-in Gain Asset during its Recognition Period, the Trust will be required, pursuant to Treasury Regulations that have not yet been promulgated, to distribute at least 95% of the Built-in Gain (after tax), if any, recognized on the disposition of such asset. Distributions must be paid in the taxable year to which they relate, or in the following taxable year if declared before the Trust timely files its tax return for such year and if paid on or before the first regular dividend payment after such declaration. To the extent that the Trust does not distribute all of its net capital gain or distributes at least 95%, but less than 100%, of its "REIT taxable income," as adjusted, it will be subject to tax thereon at regular ordinary and capital gain corporate tax rates. Furthermore, if the Trust should fail to distribute during each calendar year at least the sum of (i) 85% of its REIT ordinary income for such year, (ii) 95% of its REIT capital gain net income for such year, and (iii) any undistributed taxable income from prior periods, the Trust will be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed.

     The Trust intends to make timely distributions sufficient to satisfy the annual distribution requirements. It is possible, however, that the Trust, from time to time, may not have sufficient cash or other liquid assets to meet the distribution requirements described above. In order to meet the distribution requirements in such cases, the Trust, the Realty Partnership or a Subsidiary REIT may find it necessary to arrange for short-term or possibly long-term borrowings.

     Under certain circumstances, the Trust will be permitted to rectify a failure to meet the distribution requirements for a year by paying "deficiency dividends" to shareholders in a later year, which would be included in the Trust's deduction for dividends paid for the earlier year. In such case, the Trust would be able to avoid being taxed on amounts distributed as deficiency dividends; however, the Trust will be required to pay interest based upon the amount of any deduction taken for deficiency dividends.

     Failure to Qualify

     If the Trust fails to qualify for taxation as a REIT in any taxable year, and the relief provisions do not apply, the Trust will be subject to tax (including any applicable alternative minimum tax) on its taxable income at regular corporate rates, although the Trust may, in such case, be eligible to file a consolidated return with the Corporation. Distributions to shareholders in any year in which the Trust fails to qualify will not be deductible by the Trust nor will they be required to be made. As a result, the Trust's failure to qualify as a REIT could reduce the cash available for distribution by the Trust to its shareholders. In addition, if the Trust fails to qualify as a REIT, all distributions to shareholders will be taxable as ordinary income to the extent of the Trust's current and accumulated earnings and profits, and, subject to certain limitations of the Code, corporate distributees (including the Corporation) may be eligible for the dividends-received deduction. Unless entitled to relief under specific statutory provisions, the Trust will also be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost. It is not possible to state whether in all circumstances the Trust would be entitled to such statutory relief.

FEDERAL INCOME TAXATION OF THE CORPORATION

     The Corporation is subject to federal income tax on its taxable income. A portion of the interest paid or accrued by the Corporation with respect to its indebtedness to the Trust or to the Realty Partnership may not be currently deductible. The amount of any such deferred interest deductions for a taxable year will depend on the amount and sources of income and expense of the Corporation and the extent to which the holders of Units are exempt from federal income tax. No opinion of counsel is being rendered on the deductibility of such interest expense because no controlling legal authority exists with respect to the application of the relevant sections of the Code to such interest expense. The Corporation will be taxable on the dividends it receives from the Trust and will not be entitled to a dividends-received deduction with respect to such dividends.

FEDERAL INCOME TAXATION OF HOLDERS OF UNITS

     Federal Income Taxation of Taxable U.S. Holders

     As used herein, the term "U.S. Shareholder" means a holder of Units who is:
(i) a citizen or resident of the United States; (ii) a corporation, partnership, or other entity created or organized in or under the laws of the United States or of any political subdivision thereof; or (iii) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source. As long as the Trust qualifies as a REIT, distributions made to the Trust's U.S. Shareholders up to the amount of the Trust's current or accumulated earnings and profits (and not designated as capital gain dividends) will be taken into account by such U.S. Shareholders as ordinary income and will not be eligible for the dividends-received deduction for corporations. Distributions that are properly designated by the Trust as capital gain dividends will be taxed as long-term capital gain (to the extent they do not exceed the Trust's actual net capital gain for the taxable year) without regard to the period for which the holder has held its stock. Certain capital gain dividends will be taxed at different rates, depending on the type of gain recognized by the Trust. However, corporate holders will, in certain circumstances, be required to treat up to 20% of certain capital gain dividends as ordinary income, and capital gains dividends are not eligible for the dividends-received deduction. Distributions in excess of the Trust's current and accumulated earnings and profits will not be taxable to a holder to the extent that they do not exceed the adjusted basis of the U.S. Shareholder's Class B Shares, but rather will reduce the adjusted basis of such Class B Shares. To the extent that such distributions exceed the adjusted basis of a U.S. Shareholder's Class B Shares they will be included in income as long-term capital gain (or short-term capital gain if the shares have been held for one year or less). In addition, any dividend declared by the Trust in October, November or December of any year payable to a U.S. Shareholder of record on a specified date in any such month will be treated as both paid by the Trust and received by the U.S. Shareholder on December 31 of such year, provided that the dividend is actually paid by the Trust during January of the following calendar year.

     If the Trust elects to retain and pay tax on its net capital gains, the U.S. Shareholders will be required to include their proportionate share of the undistributed long-term capital gains in income and will receive a credit for their share of the tax paid by the Trust. The basis of the U.S. Shareholders' Class B Shares would be increased by a corresponding amount.

     The Trust will be treated as having sufficient earnings and profits to treat as a dividend any distribution by the Trust up to the amount required to be distributed in order to avoid imposition of the 4% excise tax discussed above. In such a case, U.S. Shareholders will be required to treat certain distributions that would otherwise result in a tax-free return of capital as taxable distributions. Moreover, any "deficiency dividend" will be treated as a "dividend" (either as ordinary or capital gain dividend, as the case may be), regardless of the Trust's earnings and profits.

     Distributions from the Trust and gain from the disposition of the Class B Shares will not be treated as passive activity income and, therefore, U.S. Shareholders will not be able to apply any "passive losses" against such income. Dividends from the Trust (to the extent they do not constitute a return of capital) will generally be treated as investment income for purposes of the investment interest expense limitation. Gain from the disposition of shares and capital gains dividends will not be treated as investment income unless the U.S. Shareholders elect to have the gain taxed at ordinary income rates.

     Distributions from the Corporation up to the amount of the Corporation's current or accumulated earnings and profits will be taken into account by U.S. Shareholders as ordinary income and will be eligible for the dividends-received deduction for corporations. Distributions in excess of the Corporation's current and accumulated earnings and profits will not be taxable to a U.S. Shareholder to the extent that they do not exceed the adjusted basis of the U.S. Shareholder's Corporation Shares, but rather will reduce the adjusted basis of such Corporation Shares. To the extent that such distributions exceed the adjusted basis of a U.S. Shareholder's Corporation Shares they will be included in income as long-term capital gain (or short-term capital gain if the stock has been held for one year or less).

     In general, a U.S. Shareholder will realize capital gain or loss on the disposition of Units equal to the difference between the amount realized on such disposition and the U.S. Shareholder's adjusted basis in such Units. Such gain or loss will generally constitute long-term capital gain or loss if the U.S. Shareholder held such Units for more than one year. However, any loss upon a sale or exchange of Class B Shares by a U.S. Shareholder who has held such shares for six months or less (after applying certain holding period rules) will be treated as a long-term capital loss to the extent of distributions from the Trust that are treated by such U.S. Shareholder as long-term capital gain. U.S. Shareholders who directly or indirectly hold Class A EPS or Class B EPS immediately prior to the Restructuring should consult their tax advisors regarding the potential application of Section 306 of the Code to a sale or other disposition of Class B Shares or Units.

     For U.S. Shareholders who are individuals, the maximum capital gains tax rate for sales of Units will be: (i) 20%, if such shares have been held for more than 12 months, or (ii) 18%, if such shares have been held for more than five years and the holding period for such shares begins after December 31, 2000. The eligibility of capital gains dividends for lower capital gains tax rates is subject to special rules.

     U.S. Shareholders will not be permitted to include in their individual income tax returns any net operating losses or capital losses of the Trust or the Corporation.

     Federal Taxation of Tax-Exempt Holders of Units

     The IRS has ruled that amounts distributed as dividends by a REIT to a tax-exempt employee's pension trust do not constitute unrelated business taxable income ("UBTI"). Based on this ruling and the analysis therein, distributions by the Trust will not, subject to certain exceptions described below, be UBTI to a qualified plan, IRA or other tax-exempt entity (a "Tax-Exempt Shareholder") provided the Tax-Exempt Shareholder has not held its shares as "debt financed property" within the meaning of the Code and the shares are not otherwise used in an unrelated trade or business of the Tax-Exempt Shareholder. Similarly, income from the sale of Class B Shares will not, subject to certain exceptions described below, constitute UBTI unless the Tax-Exempt Shareholder has held such Class B Shares as a dealer (under Section 512(b)(5)(B) of the Code) or as "debt-financed property" within the meaning of Section 514 of the Code. Revenue rulings are interpretive in nature and subject to revocation or modification by the IRS.

     For Tax-Exempt Shareholders that are social clubs, voluntary employee benefit associations, supplemental unemployment benefit trusts and qualified group legal services plans exempt from federal income taxation under Sections 501(c)(7), (c)(9), (c)(17) and (c)(20) of the Code, respectively, income from an investment in the Trust will constitute UBTI unless the organization is able to deduct properly amounts set aside or placed in reserve for certain purposes so as to offset the income generated by its investment in the Trust. Such prospective investors should consult their tax advisors concerning these "set-aside" and reserve requirements.

     Notwithstanding the above, however, a portion of the dividends paid by a "pension held REIT" will (subject to a de minimis exception) be treated as UBTI as to any trust that (i) is described in Section 401(a) of the Code, (ii) is tax-exempt under Section 501(a) of the Code, and (iii) holds more than 10% (by value) of the interests in the REIT. The Trust does not expect to be a "pension held REIT" within the meaning of the Code.

     Federal Taxation of Non-U.S. Holders of Units

     The rules governing United States federal income taxation of the ownership and disposition of stock by persons that are, for purposes of such taxation, non-resident alien individuals, foreign corporations, foreign partnerships, or foreign estates or trusts (collectively, "Non-U.S. Shareholders") are complex, and no attempt is made herein to provide more than a brief summary of such rules. Accordingly, the discussion does not address all aspects of United States federal income tax and does not address state, local or foreign tax consequences that may be relevant to a Non-U.S. Shareholder in light of its particular circumstances. Prospective Non-U.S. Shareholders should consult with their own tax advisors to determine the effect of federal, state, local, and foreign income tax laws with regard to an investment in Units, including any reporting requirements.

     Treasury Regulations were issued on October 14, 1997 (the "1997 Final Regulations") that will affect the United States federal income taxation of distributions by the Trust or Corporation to Non-U.S. Shareholders. The 1997 Final Regulations are generally effective for payments made after December 31, 1999. In addition, the 1997 Final Regulations provide for the replacement of a number of current tax certification forms (including IRS Form W-8 and IRS Form
4224) with a single, revised IRS Form W-8 (which, in certain circumstances, requires more information than previously required). The discussion below does not include a complete discussion of the 1997 Final Regulations, and prospective Non-U.S. Shareholders are urged to consult their tax advisors concerning the tax consequences of their investment in light of the 1997 Final Regulations.

     In general, a Non-U.S. Shareholder will be subject to regular United States income tax with respect to its investment in Units if the income or gain attributable to such investment is "effectively connected" with the Non-U.S. Shareholder's conduct of a trade or business in the United States. A corporate Non-U.S. Shareholder that receives income that is (or is treated as) effectively connected with a United States trade or business may also be subject to the branch profits tax under Section 884 of the Code, which is payable in addition to regular United States corporate income tax. The following discussion will apply to Non-U.S. Shareholders whose income or gain attributable to such investment in Units is not so effectively connected.

     Distributions. Distributions by the Trust to a Non-U.S. Shareholder that are neither attributable to gain from sales or exchanges by the Trust of United States real property interests nor designated by the Trust as capital gains dividends and distributions by the Corporation will be treated as dividends of ordinary income to the extent that they are made out of current or accumulated earnings and profits of the Trust or the Corporation, as the case may be. Such distributions ordinarily will be subject to United States withholding tax on a gross basis at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. Any such amounts withheld should be creditable against the Non-U.S. Shareholder's United States federal income tax liability.

     Distributions in excess of current or accumulated earnings and profits of the Trust or the Corporation, as the case may be, will not be taxable to a Non-U.S. Shareholder to the extent that they do not exceed the adjusted basis of the Non-U.S. Shareholder's Class B Shares or Corporation Shares, as the case may be, but rather will reduce the adjusted basis of such shares. To the extent that such distributions exceed the adjusted basis of a Non-U.S. Shareholder's Class B Shares or Corporation Shares, as the case may be, they will give rise to gain from the sale or exchange of such Non-U.S. Shareholder's Units if the Non-U.S. Shareholder otherwise would be subject to tax on any gain from the sale or other disposition of Units, as described below. Distributions to Non-U.S. Shareholders that reduce the adjusted basis of Class B Shares or Corporation Shares and distributions to Non-U.S. Shareholders that exceed the adjusted basis of Class B Shares or Corporation Shares will ordinarily be subject to a withholding tax on a gross basis at a 10% rate, regardless of whether such distributions result in gain to the Non-U.S. Shareholder. The Trust or the Corporation, as the case may be, is permitted to apply to the IRS for a certificate that reduces or eliminates this withholding tax. Any such amounts withheld will be creditable against the Non-U.S. Shareholder's United States federal income tax liability.

     If it cannot be determined at the time a distribution is made whether or not such distribution will be in excess of current or accumulated earnings and profits, the distribution will generally be treated as a dividend for withholding purposes. However, amounts thus withheld are generally refundable if it is subsequently determined that such distribution was, in fact, in excess of current or accumulated earnings and profits of the Trust or the Corporation, as the case may be. The Trust and the Corporation expect to withhold United States income tax at the rate of 30% on the gross amount of any such distributions made to a Non-U.S. Shareholder unless (i) a lower rate is provided for under an applicable tax treaty and the shareholder files the required form evidencing eligibility for that reduced rate with the Trust and the Corporation or (ii) the Non-U.S. Shareholder files an IRS Form 4224 (or, for payments made after

December 31, 1999, a revised IRS Form W-8) with the Trust and the Corporation claiming that the distribution is "effectively connected" income.

     Distributions to a Non-U.S. Shareholder that are attributable to gain from sales or exchanges by the Trust of United States real property interests will cause the Non-U.S. Shareholder to be treated as recognizing such gain as income effectively connected with a United States trade or business. Non-U.S. Shareholders would thus generally be taxed at the same rates applicable to U.S. Shareholders (subject to any applicable alternative minimum tax and a special alternative minimum tax in the case of non-resident alien individuals). Also, such gain would be subject to a 30% branch profits tax in the hands of a Non-U.S. Shareholder that is a corporation and that is not entitled to an exemption under a tax treaty. The Trust is required to withhold and remit to the IRS 35% of any distribution that could be designated a capital gains dividend. That amount is creditable against the Non-U.S. Shareholder's United States federal income tax liability.

     Sale of Units. Gain recognized by a Non-U.S. Shareholder upon a sale or other disposition of Units generally will not be subject to United States federal income tax if (i) in the case of Class B Shares, the Trust is a "domestically controlled REIT" or (ii) (a) the Units are regularly traded on an established securities market (e.g., the NYSE, where the Units are expected to be traded) and (b) the selling Non-U.S. Shareholder held 5% or less of the outstanding Units at all times during the specified period, unless, in the case of a Non-U.S. Shareholder who is a non-resident alien individual, such individual is present in the United States for 183 days or more and certain other conditions apply. A domestically controlled REIT is defined generally as a REIT in which at all times during a specified testing period less than 50% in value of the stock was held directly or indirectly by foreign persons. The Trust believes that it qualifies as a domestically controlled REIT.

INFORMATION REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

     Under certain circumstances, U.S. Shareholders will be subject to backup withholding at a rate of 31% on payments made with respect to, or on cash proceeds of a sale or exchange of, Units. Backup withholding will apply only if the holder: (i) fails to furnish its taxpayer identification number ("TIN") (which, for an individual, would be his or her Social Security number); (ii) furnishes an incorrect TIN; (iii) is notified by the IRS that the holder has failed to report properly payments of interest and dividends; or (iv) under certain circumstances, fails to certify, under penalty of perjury, that the holder has furnished a correct TIN and has not been notified by the IRS that the holder is subject to backup withholding for failure to report interest and dividend payments. Backup withholding will not apply with respect to payments made to certain exempt recipients, such as corporations and tax-exempt organizations. In addition, the Trust and the Corporation will be required to withhold a portion of capital gain distributions made to any holders who fail to certify their non-foreign status. Additional issues may arise pertaining to information reporting and withholding with respect to Non-U.S. Shareholders and each Non-U.S. Shareholder is urged to consult his, her or its tax advisor with respect to any such information reporting and withholding requirements.

FEDERAL INCOME TAX ASPECTS OF THE PARTNERSHIPS AND THE SUBSIDIARY ENTITIES

     A substantial portion of the Trust's assets are held directly or indirectly through the Realty Partnership and a substantial portion of the Corporation's assets are held directly or indirectly through the Operating Partnership.

     The Realty Partnership, the Operating Partnership, the Realty Subsidiary Entities and the Operating Subsidiary Entities involve special tax considerations, including the possibility of a challenge by the IRS of the status of any of such partnerships or limited liability companies taxable as a partnership (as opposed to an association taxable as a corporation) for federal income tax purposes. If any of such partnerships or limited liability companies were to be treated as an association, they would be taxable as a corporation and, therefore, subject to an entity level tax on their income. In addition, if the Realty Partnership or certain Realty Subsidiary Entities were to be taxable as corporations, the Trust would not qualify as a

REIT. Furthermore, any change in the status of a partnership or limited liability company for tax purposes might be treated as a taxable event in which case the Trust or the Corporation might incur a tax liability without any related cash distributions.

OTHER TAX CONSEQUENCES

     Starwood Hotels and the shareholders and stockholders may be subject to state, local or foreign taxation in various jurisdictions, including those in which it or they transact business or reside. The state, local or foreign tax treatment of the Trust, the Corporation and the holders of Units may not conform to the federal income tax consequences discussed above. CONSEQUENTLY, SHAREHOLDERS AND STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE EFFECT OF STATE, LOCAL AND FOREIGN TAX LAWS ON THE RESTRUCTURING AND ON THE PURCHASE, OWNERSHIP AND SALE OF UNITS.

                         DESCRIPTION OF CLASS B SHARES

     The statements under this caption relating to the Class B Shares are a summary of the provisions for the Class B Shares set forth in the Trust Declaration Amendment and Restatement (the "Class B Provisions") and the Pairing Agreement as it is proposed to be amended and restated.

     When issued as contemplated in the Restructuring Agreement, the Class B Shares required to be issued thereunder will be validly issued, fully paid and nonassessable. The holders of Class B Shares will not have any preemptive rights with respect to the issuance of any shares of beneficial interest in the Trust or any securities convertible into, exchangeable for or carrying rights or options to purchase any such shares. There is no provision for any sinking fund with respect to the Class B Shares. The Class B Shares will be attached to and trade with the Corporation Shares for the purposes of the Pairing Agreement.

     The transfer agent, registrar and distribution disbursement agent for the Class B Shares will initially be ChaseMellon Shareholder Services, LLC.

     The Trust Declaration Amendment and Restatement will authorize one billion Class B Shares (the number of Trust Shares currently authorized by the Trust Declaration). It is expected that approximately 180 million Class B Shares will be issued in the Restructuring. The Class B Shares will have a par value of $.01 per share and will have the following rights, designations, preferences, participations and other limitations and restrictions.

DIVIDEND RIGHTS

     Subject to certain conditions and to the prior rights of the holders of Class A EPS and Class B EPS, the holders of Class B Shares will be entitled to receive a non-cumulative annual dividend (the "Class B Dividend") in an amount per share equal to the Class B Dividend Amount (as defined below) as, if and when authorized by the Trust Board out of assets of the Trust available for payment.

     So long as any Class B Shares are outstanding, no dividends may be declared or paid or set apart for payment on the Class A Shares with respect to any fiscal quarter unless all accrued dividends on the Class B Shares with respect to such quarter have been or are concurrently declared and paid; provided, however, that this restriction on the payment of dividends on the Class A Shares shall not apply to the extent (x) that the Trust is restricted, under the terms of any bona fide loan or credit agreement or indenture relating to a borrowing by the Trust or the Corporation or any of their respective subsidiaries, from declaring or paying, with respect to any fiscal quarter, any dividend on the Class B Shares but not on the Class A Shares, (y) the Trust makes an election pursuant to Section 858 of the Code with respect to any such dividend or (z) necessary, in the good faith judgment of the Trust Board, to permit the Trust to continue to qualify for taxation as a REIT. One loan agreement to which the Trust and the Corporation are parties restricts the dividends that the Trust may pay to its shareholders (other than the Corporation) for any twelve-month period to an aggregate amount not to exceed the lesser of $150 million (such amount to be increased, for periods ending after such increase, by 20% on each anniversary of the Restructuring) or 15% of adjusted funds from operation for such period. There can be no assurance that loan or credit agreements relating to future borrowings by the Trust, the Corporation or any of their respective subsidiaries will not contain similar restrictions.

     The Class B Dividend will rank junior to the Class A EPS Preferred Dividend (as defined below under the caption "Trust Preferred Shares -- Class A
EPS -- Dividend Rights") and the Class B EPS Preferred Dividend (as defined below under the caption "Trust Preferred Shares -- Class B EPS -- Dividend Rights"), and holders of Class A EPS and Class B EPS have the right to participate in dividends declared on the Class B Shares. See "Trust Preferred Shares -- Class A EPS -- Dividend Rights" and "-- Class B EPS -- Dividend Rights."

     The following definitions apply for the purposes hereof:

          "Class B Dividend Amount" shall mean an amount equal to $.60 per Class B Share per annum; provided that such amount shall increase by 15% per annum commencing January 1, 2000 (rounded to the nearest $.01); provided further that if the Dividend Amount for any calendar year would (without giving effect to this proviso) exceed 25% (but be less than or equal to 35%) of FFO Per Share (as defined below) for the prior calendar year, then the Dividend Amount shall increase by 5% for such year (so rounded); provided further that if the Dividend Amount for such calendar year would (without giving effect to the preceding proviso) exceed 35% of FFO Per Share for such prior calendar year, then the Dividend Amount for such calendar year shall equal the Dividend Amount for such prior calendar year; and provided further that in no calendar year shall the Dividend Amount exceed an amount equal to 49% of the Taxable Income Per Share for the prior calendar year (so rounded).

          "Common Shares and Equivalents" shall mean the Class A Shares, the Class B Shares, the Class A EPS Underlying Class B Shares (as defined under "Trust Preferred Shares -- Class A EPS -- Exchange Rights"), which shares shall be deemed outstanding to the extent the corresponding Class A EPS is outstanding, the Class B EPS Underlying Class B Shares (as defined under "Trust Preferred Shares -- Class B EPS -- Exchange and Redemption Rights"), which shares shall be deemed outstanding to the extent the corresponding Class B EPS is outstanding, and any other shares of beneficial interest in the Trust that do not entitle the holders thereof to a liquidation preference with respect to the Class A Shares and the Class B Shares, but shall not include the Class A EPS or the Class B EPS.

          "FFO Per Share" for any calendar year shall mean "funds from operations" of the Trust for such year, as such amount is calculated and publicly disclosed by the Trust from time to time, divided by the average number of Common Shares and Equivalents outstanding during such calendar year.

          "Taxable Income Per Share" for any calendar year shall mean the taxable income of the Trust under the Code as reported by the Trust to the IRS for such calendar year, divided by the average number of Common Shares and Equivalents outstanding during such calendar year.

LIQUIDATION RIGHTS

     Upon the occurrence of any liquidation, dissolution or winding up of the affairs of the Trust, whether voluntary or involuntary, the holders of Class B Shares (and of any shares of beneficial interest in the Trust entitled to participate in such distributions received by the holders of the Class B Shares, including the Class A EPS (to the extent of the Class A EPS Liquidation Participation Right (as defined below under the caption "Trust Preferred
Shares -- Class A EPS -- Liquidation Rights")) and the Class B EPS (to the extent of the Class B EPS Liquidation Participation Right (as defined below under the caption "Trust Preferred Shares -- Class B EPS -- Liquidation Rights"))) will be entitled to receive out of the assets of the Trust legally available for liquidating distributions to holders of shares of beneficial interest in the Trust, after the payment in full of any liquidation preference of any outstanding shares of beneficial interest in the Trust (other than Junior Shares (as defined below)), including the Class A EPS (to the extent of the Class A EPS Liquidation Preference (as defined below under the caption "Trust Preferred Shares -- Class A EPS -- Liquidation Rights")) and Class B EPS (to the extent of the Class B EPS Liquidation Preference (as defined below under the caption "Trust Preferred Shares -- Class B EPS -- Liquidation Rights")), and after payment in full of the Class A Liquidating Distribution (as defined below), a liquidating distribution in an amount equal to 10% of such assets, with the remaining 90% of such assets to be distributed concurrently to the holders of the Class A Shares (and of any shares of beneficial interest in the Trust entitled to participate in such distributions received by the holders of Class A Shares). See "Description of Class A
Shares -- Liquidation Rights," "Trust Preferred Shares -- Class A EPS -- Liquidation Rights" and "-- Class B EPS -- Liquidation Rights." For such purposes, the consolidation or merger of the Trust with one or more entities, a statutory share exchange, or the sale or transfer of all or substantially all the Trust's assets, shall be deemed not to be a liquidation, dissolution or winding up of the Trust.

     The following definitions apply for the purposes hereof:

          "Class A Liquidating Distribution" shall mean the payment to the holders of the Class A Shares (and of any shares of beneficial interest in the Trust entitled to participate in such distributions received by the holders of Class A Shares) of a liquidating distribution, out of the assets of the Trust legally available for liquidating distributions to holders of shares of beneficial interests in the Trust, in the amount of the aggregate book value of the total equity of the Trust on December 31, 1998, as shown on the balance sheet of the Trust filed with the SEC, less the amount of such book value represented by the Class A EPS and the Class B EPS. At September 30, 1998, such amount was approximately $7.0 billion.

          "Junior Shares" shall mean the Class A Shares, the Class B Shares and any other shares of beneficial interest in the Trust that do not entitle the holders thereof to a liquidation preference with respect to the Class A Shares and the Class B Shares, but shall not include the Class A EPS or the Class B EPS.

VOTING RIGHTS

     Except as described below, the holders of Class B Shares shall not be entitled to vote upon any matter regardless of whether holders of Class A Shares have the right to vote on such matter.

     So long as any Class B Shares are outstanding, in addition to any other vote or consent of holders of such shares required by the Trust Declaration Amendment and Restatement, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of all outstanding Class B Shares, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for that purpose, shall be necessary for effecting or validating any amendment, alteration or repeal of any of the provisions of the Trust Declaration Amendment and Restatement that materially and adversely affects the rights of the holders of the Class B Shares disproportionately to the effect of such amendment, alteration or repeal on the holders of Class A Shares; provided, however, that (i) any amendment of the provisions of the Trust Declaration Amendment and Restatement so as to authorize or classify, or to increase the authorized amount of, any class or series of shares of beneficial interest in the Trust, whether ranking prior to, on a parity with or junior to the Class B Shares shall be deemed not to materially and adversely affect the rights of the holders of Class B Shares and (ii) no filing with the State Department of Assessments and Taxation of Maryland or otherwise in connection with a merger, consolidation or sale of all or substantially all the assets of the Trust shall be deemed to be an amendment, alteration or repeal of any of the provisions of the Declaration unless such filing expressly purports to amend, alter or repeal the Class B Provisions. For these purposes, each Class B Share will have one vote per share.

REDEMPTION RIGHTS

     Except as described below, the Trust will not have the right to, and the holders of the Class B Shares will not have the right to require the Trust to, redeem any or all of the Class B Shares at any time.

EXCHANGE RIGHTS

     If a Tax Event, a Creditor Event or any Other Event (each as defined below) shall occur and be continuing, or at any time after the date that is five years after the Effective Time, the Corporation, at its sole option upon written notice (an "Exchange Notice"), will have the right (the "Exchange Right") to exchange for all or any portion of the Class B Shares cash, Corporation Shares, or other property with a fair market value, in the good faith judgment of the Trust Board, at least equal to the fair market value of the Class B Shares being exchanged (the "Exchange Amount").

     Such exchange shall be deemed to have been made as of the close of business on the applicable date fixed by the Corporation for such exchange (the "Exchange Date") and after such Exchange Date, provided that the Exchange Amount has been duly paid or set apart for payment in full, dividends shall cease to accrue on the Class B Shares called for exchange, such shares shall be deemed to be no longer outstanding and all rights of the holders of such shares as shareholders of the Trust shall cease, except the right to receive the Exchange Amount, without interest thereon, upon surrender of the certificates evidencing such Class B Shares.

     The Exchange Notice shall be given by the Corporation to the Trust not less than ten nor more than sixty days prior to the Exchange Date. Each Exchange Notice shall concurrently be given by the Corporation by first class mail to each holder of shares to be exchanged at such holder's address as shown on the sharebooks of the Trust and shall specify (i) the Exchange Date, (ii) the number of Class B Shares to be exchanged in the aggregate and from such holder, (iii) the Exchange Amount, specifying whether the Exchange Amount will be paid in cash, Corporation Shares or other property (and identifying such other property, if other property is to be exchanged), (iv) the place or places where certificates for the Class B Shares to be exchanged are to be surrendered for payment of the Exchange Amount and (v) that dividends will cease to accrue on the Class B Shares to be exchanged on the Exchange Date. If less than all outstanding Class B Shares are to be exchanged, the shares to be exchanged shall be selected pro rata, by lot or in such other manner as the Trust deems appropriate.

     Upon receipt of an Exchange Notice, each holder of Class B Shares being exchanged shall surrender to the Transfer Agent a certificate or certificates evidencing such shares. As soon as practicable, and in any event within five business days, after such surrender, the Trust shall cause the Corporation to pay the applicable Exchange Amount to such holder and, if less than the full number of shares represented by the certificate or certificates so surrendered are to be exchanged, the Trust shall promptly deliver to such holder a certificate or certificates evidencing the excess Class B Shares not being exchanged. The Trust shall cause the Corporation to deliver promptly to such holder a certificate or certificates evidencing the Corporation Shares previously evidenced by the certificate or certificates surrendered. The Exchange Amount, if payable in cash, shall be payable at the election of the Corporation by check or by wire transfer to an account designated in writing by the holder at least two (2) Business Days prior to the applicable Exchange Date, if one has been so designated; if the Exchange Amount is not payable in cash, then the Exchange Amount shall be payable in such manner as may be determined by the Corporation and set forth in the Exchange Notice.

     With respect to any Corporation Shares or other securities to be issued pursuant to such exchange, the Trust shall cause the Corporation or the issuer of such other securities to issue and deliver, at the office of the Transfer Agent to the exchanging holder, a certificate or certificates for the number of full Corporation Shares or other securities deliverable in accordance with the Class B Provisions, and cash shall be paid in lieu of any fractional Corporation Shares (the date of delivery of such certificate or certificates being sometimes referred to herein as the "Exchange Issuance Date"). Any such Corporation Shares or other securities issued upon such exchange shall be deemed to have been issued immediately prior to the close of business on the Exchange Issuance Date, and the person or persons in whose name or names any certificate or certificates for Corporation Shares or other securities shall be issuable pursuant to such exchange shall be deemed to have become the holder or holders of record of the Corporation Shares or other securities represented thereby at such time on such date unless the share transfer records for the Corporation Shares or other securities shall be closed on such date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such share transfer books are open.

     The following definitions apply for the purposes hereof:

          "Creditor Event" means the occurrence of one or more material defaults (whether or not any applicable cure period has expired), as determined in good faith by the Corporation Board or the
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
     Trust Board, under any agreement or instrument governing a material amount of indebtedness of the Trust, the Corporation or any of their subsidiaries, including, without limitation, the Credit Agreement, dated as of February 23, 1998, among the Corporation, the Trust, the Realty Partnership and ITT, certain additional borrowers, various lenders and Lehman Brothers Commercial Paper Inc., as Syndication Agent, and Bankers Trust Company and The Chase Manhattan Bank, as Administrative Agents, together with the related documents thereto (including any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented, replaced, refinanced or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder or adding or deleting subsidiaries of the Corporation or the Trust as additional borrowers or guarantors thereunder) all or any portion of the indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

          "Other Event" means any of the following: (i) the consummation of any public offering or distribution of equity securities of the Trust (other than as Units), (ii) the consummation of any transaction or series of transactions that results in the Corporation beneficially owning securities carrying less than 50% of the aggregate voting power of all the outstanding voting securities of the Trust, (iii) consummation by the Corporation of any transaction or series of related transactions in which stock of the Corporation or securities convertible into or exchangeable or exercisable for stock of the Corporation is issued, if the stock of the Corporation has or will have upon issuance voting power or value equal to or in excess of 20% of the voting power or value, respectively, of the stock of the Corporation outstanding before the issuance of such stock of the Corporation or securities convertible into or exchangeable or exercisable for stock of the Corporation or (iv) any change (including any prospective change) after the Effective Time in the accounting principles applicable to the preparation of the financial statements filed by the Trust or the Corporation with the SEC that, in the good faith determination of the Trust Board or the Corporation Board, respectively, has or would have a material adverse effect on the Trust or the Corporation in the event the Exchange Right were not exercised, but which effect would be mitigated by such exercise.

          "Tax Event" means (i) the good faith determination by the Trust Board, after consultation with counsel experienced in such matters, that, as a result of any amendment to, or change (including any enacted prospective amendment or change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the Effective Time, there is a substantially increased likelihood that (A) dividends payable by the Trust are not, or within 90 days after the date of such determination, will not be, deductible by the Trust, in whole or in part, for United States federal income tax purposes, or (B) the Trust is not, or within 180 days after the date of such determination will not be, taxable as a REIT or (ii) the Trust revokes or terminates or states its intention to revoke or terminate its election to be taxed as a REIT.

OWNERSHIP LIMITS; RESTRICTIONS ON TRANSFER; REPURCHASE AND REDEMPTION OF CLASS B SHARES

     The Corporation Charter provides, and the Trust Declaration Amendment and Restatement will provide, that, subject to certain exceptions specified in the Corporation Charter and the Trust Declaration Amendment and Restatement, no one person or group of related persons may own, or be deemed to own by virtue of the attribution provisions of the Code, more than 8.0% of the shares of beneficial interest in the Trust or stock of the Corporation, respectively, whether measured by vote, value or number of shares outstanding (other than for shareholders who owned in excess of 8.0% as of January 31, 1995, who may not so own or be deemed to own more than the lesser of 9.9% or the percentage of shares in the Trust or stock of the Corporation they held on such date) (the "Ownership Limit"). The Trust Board and the Corporation Board may, but are not required to, waive the Ownership Limit if evidence satisfactory to the Trust Board and the Corporation Board and the tax counsel to the Trust and the Corporation is presented that such ownership will not jeopardize the Trust's status as a REIT. As a condition of such waiver, each of the Trust Board and the Corporation Board may require opinions of counsel satisfactory to it and/or an undertaking from the applicant with respect to preserving the REIT status of the Trust. If shares which would cause the Trust to be beneficially owned by fewer than 100 persons are issued or transferred to any person, such issuance or transfer shall be null and void and the intended transferee will acquire no rights to the stock. Any acquisition of shares in the Trust or stock of the Corporation and continued holding or ownership of shares in the Trust or stock of the Corporation constitutes, under the Trust Declaration Amendment and Restatement and the Corporation Charter, a continuous representation of compliance with the Ownership Limit.

     In the event of a purported transfer or other event that would, if effective, result in the ownership of shares in the Trust or stock of the Corporation in violation of the Ownership Limit, such transfer with respect to that number of shares that would be owned by the transferee in excess of the Ownership Limit would be deemed void ab initio and such shares in the Trust or stock of the Corporation would automatically be exchanged for Excess Shares or Excess Stock, as applicable (collectively, "Excess Stock"), authorized by the Trust Declaration Amendment and Restatement and the Corporation Charter, according to rules set forth in the Trust Declaration Amendment and Restatement and the Corporation Charter, to the extent necessary to ensure that the purported transfer or other event does not result in ownership of shares in the Trust or stock of the Corporation in violation of the Ownership Limit. Any purported transferee or other purported holder of Excess Stock is required to give written notice immediately to the Trust and the Corporation of a purported transfer or other event that would result in the issuance of Excess Stock.

     Any Excess Shares and Excess Stock which may be issued in exchange for Units will be attached in the same manner that the Class B Shares and the Corporation Shares comprising such Units were attached prior to such exchange. Excess Stock will not be Treasury stock but rather will continue as issued and outstanding shares in the Trust and stock of the Corporation. While outstanding, Excess Stock will be held in trust. The trustees of such trusts shall be appointed by the Trust and the Corporation and shall be independent of the Trust, the Corporation and the holder of Excess Stock. The beneficiary of such trust shall be one or more charitable organizations selected by the trustee. If, after the purported transfer or other event resulting in an exchange of shares in the Trust or stock of the Corporation for Excess Stock and prior to the discovery by the Trust and the Corporation of such exchange, dividends or distributions are paid with respect to the shares in the Trust or the stock of the Corporation that were exchanged for Excess Stock, then such dividends or distributions are to be repaid to the trustee upon demand for payment to the charitable beneficiary. The trustee shall vote the Excess Stock, which shall have the same voting rights as the shares in the Trust or the stock of the Corporation exchanged for such Excess Stock. Any vote cast by the purported transferee or purported record transferee will, at the election of the trustee, be void ab initio. While Excess Stock is held in trust, an interest in that trust may be transferred by the trustee only to a person whose ownership of shares in the Trust or stock of the Corporation will not violate the Ownership Limit, at which time the Excess Stock will be automatically exchanged for the same number of shares in the Trust or stock of the Corporation of the same type and class as the shares in the Trust or stock of the Corporation for which the Excess Stock was originally exchanged. The Corporation Charter contains, and the Trust Declaration Amendment and Restatement will contain, provisions that are designed to ensure that the purported transferee or other purported holder of the Excess Stock may not receive in return for such a transfer an amount that reflects any appreciation in the shares in the Trust or stock of the Corporation for which such Excess Stock was exchanged during the period that such Excess Stock was outstanding. Any amount received by a purported transferee or other purported holder in excess of the amount permitted to be received must be turned over to the charitable beneficiary of the trust. If the foregoing restrictions are determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the intended transferee or holder of any Excess Stock may be deemed, at the option of the Trust and the Corporation, to have acted as an agent on behalf of the Trust and the corporation in acquiring or holding such Excess Stock and to hold such Excess Stock on behalf of the Trust and the Corporation.

     The Corporation Charter further provides, and the Trust Declaration Amendment and Restatement will further provide, that the Trust and the Corporation may purchase, for a period of 90 days during the time the Excess Stock is held in trust, all or any portion of the Excess Stock from the original transferee-shareholder at the lesser of the price paid for the shares in the Trust or the stock of the Corporation by the purported transferee (or if no notice of such purchase price is given, at a price to be determined by the Trust Board and the Corporation Board, in their sole discretion, but no lower than the lowest market price of such stock (based on the market price of the Units or other shares in the Trust or stock of the Corporation) at any time during the period in which the Excess Stock is held in trust) and the closing market price for the Units or other shares in the Trust or stock of the Corporation on the date the Trust and the Corporation exercise their option to purchase. The 90-day period begins on the date of the violative transfer if the original transferee-shareholder gives notice to the Trust and the Corporation of the transfer or (if no notice is given) the date the Trust Board and the Corporation Board determine that a violative transfer has been made.

     The Ownership Limit will not be removed automatically even if the REIT provisions of the Code are changed so as to no longer contain any ownership concentration limitation or if the ownership concentration limitation is increased. Except as otherwise described above, any change in the Ownership Limit would require an amendment to the Trust Declaration Amendment and Restatement and the Corporation Charter. Amendments to the Trust Declaration Amendment and Restatement will generally require the affirmative vote of holders owning a majority of the outstanding Class A Shares and amendments to the Corporation Charter generally require the affirmative vote of holders owning a majority of the outstanding Corporation Shares, except that changes to the Ownership Limit require two-thirds approval. In addition to preserving the Trust's status as a REIT, the Ownership Limit may have the effect of delaying, deferring, or preventing a change in control of the Trust and the Corporation without the approval of the Trust Board and the Corporation Board.

     All persons who own, directly or by virtue of the attribution provisions of the Code, 5% or more (or such other percentage as may be required by the Code or regulations promulgated thereunder) of the outstanding shares in the Trust or stock of the Corporation must file an affidavit with the Trust and the Corporation containing the information specified in the Trust Declaration Amendment and Restatement and the Corporation Charter before January 30 of each year. In addition, each shareholder and stockholder shall upon demand be required to disclose to the Trust and the Corporation in writing such information with respect to the direct, indirect and constructive ownership of shares as the Trust Board or the Corporation Board deems necessary to comply with the provisions of the Surviving Trust Declaration and the Corporation Charter or the Code applicable to a REIT or to comply with the requirements of any taxing authority or governmental agency.

     All certificates representing shares in the Trust (including the Class B Shares) or stock of the Corporation will bear a legend referring to the restrictions described above.

     In addition, the Corporation Charter provides that (i) all Starwood Hotels' securities are subject to redemption to the extent necessary to prevent the loss, or to secure the reinstatement, of any casino gaming license held by any of Starwood Hotels' subsidiaries in any jurisdiction within or without the United States; (ii) all Starwood Hotels' securities are held subject to the condition that if a holder is found by a gaming authority in any jurisdiction to be disqualified or unsuitable pursuant to any gaming law, such holder will be required to dispose of all such securities, and failing such disposition, the Corporation may redeem the securities at the lesser of their market price or the disqualified holder's original purchase price; and (iii) it is unlawful for any such disqualified person to (a) receive payments of interest or dividends on any such securities; (b) exercise, directly or indirectly, any rights conferred by any such securities; or (c) receive any remuneration in any form, for services rendered or otherwise, from the subsidiary that holds the gaming license in the applicable jurisdiction.

                         DESCRIPTION OF CLASS A SHARES

     The statements under this caption relating to the Class A Shares are a summary of certain provisions of the Trust Declaration Amendment and Restatement. Except for liquidation rights, the Class A Shares will have rights identical to those of the Trust Shares, as follows.

     When issued as contemplated in the Restructuring Agreement, the Class A Shares required to be issued thereunder will be validly issued, fully paid and nonassessable. The holders of Class A Shares will not have any preemptive rights with respect to the issuance of any shares of beneficial interest in the Trust or any securities convertible into, exchangeable for or carrying rights or options to purchase any such shares. There is no provision for any sinking fund with respect to the Class A Shares. The Class A Shares will not be attached to any shares of stock of the Corporation for purposes of the Pairing Agreement.

     The Class A Shares will have a par value of $.01 per share and will have the following rights, designations, preferences, participations and other limitations and restrictions.

DIVIDEND RIGHTS

     Subject to the prior rights of the holders of the Class B Shares, Class A EPS and Class B EPS (and any other class or series of shares of beneficial interest that may from time to time be issued), the holders of Class A Shares shall be entitled to receive, when, as and if authorized by the Trustees, out of assets of the Trust available for payment, dividends payable in cash or other form.

LIQUIDATION RIGHTS

     Upon the occurrence of any liquidation, dissolution or winding up of the affairs of the Trust, whether voluntary or involuntary, the holders of Class A Shares (and of any shares of beneficial interest in the Trust entitled to participate in such distributions received by the holders of Class A Shares) will be entitled to receive out of the assets of the Trust legally available for liquidating distributions to holders of shares of beneficial interest in the Trust, (i) after the payment in full of any liquidation preference of any outstanding shares of beneficial interest in the Trust (other than Junior Shares), including the Class A EPS (to the extent of the Class A EPS Liquidation Preference) and Class B EPS (to the extent of the Class B EPS Liquidation Preference), the Class A Liquidating Distribution, and (ii) after the payment in full of the Class A Liquidating Distribution, a liquidating distribution in an amount equal to 90% of such assets with the remaining 10% of such assets to be distributed concurrently to the holders of the Class B Shares (and of any shares of beneficial interest in the Trust entitled to participate in such distributions received by the holders of the Class B Shares, including the Class A EPS (to the extent of the Class A EPS Liquidation Participation Right) and the Class B EPS (to the extent of the Class B EPS Liquidation Participation Right)). See "Description of Class B Shares -- Liquidation Rights," "Trust Preferred Shares -- Class A EPS -- Liquidation Rights" and "-- Class B EPS -- Liquidation Rights." For such purposes, the consolidation or merger of the Trust with one or more entities, a statutory share exchange or the sale or transfer of all or substantially all the Trust's assets, shall be deemed not to be a liquidation, dissolution or winding up of the Trust.

     As described under "Description of Class B Shares -- Liquidation Rights," the amount of the Class A Liquidation Distribution is the aggregate book value of the total equity of the Trust on December 31, 1998, as shown on the balance sheet of the Trust filed with the SEC, less the amount of such book value represented by the Class A EPS and the Class B EPS. At September 30, 1998, such amount was approximately $7.0 billion.

VOTING RIGHTS

     The holders of Class A Shares shall be entitled to one vote per share upon all matters submitted to the vote of holders of shares of beneficial interest in the Trust at any meeting of shareholders of the Trust. Accordingly, immediately after the Restructuring, the Corporation, as the sole holder of the Class A Shares, will be the only person entitled to vote in the election of Trustees of the Trust.

REDEMPTION RIGHTS

     The Trust will not have the right to, and the holders of the Class A Shares will not have the right to require the Trust to, redeem any or all of the Class A Shares at any time except in the event of a violation of the Ownership Limit or to the extent necessary to prevent the loss, or to secure the reinstatement, of any casino gaming license held by any of Starwood Hotels' subsidiaries. See "Description of Class B Shares -- Ownership Limits; Restrictions on Transfer; Repurchase and Redemption of Class B Shares."

                             TRUST PREFERRED SHARES

     In connection with the Westin Acquisition, the Trust Board adopted Articles Supplementary designating two new classes of the Trust Preferred Shares -- Class A EPS and Class B EPS.

CLASS A EPS

     Under the Articles Supplementary classifying the Class A EPS, shares of Class A EPS have a par value of $.01 per share and, after the Restructuring, will have the following rights, designations, preferences, participations and other limitations and restrictions.

     Dividend Rights. The holders of Class A EPS will be entitled (i) to receive as described below a preferred dividend (a "Class A EPS Preferred Dividend") based on the payment of any dividend on the Corporation Shares (other than a dividend or distribution constituting a Class A EPS Adjustment Event as described below) or any liquidating distribution in respect of the Corporation Shares and (ii) to participate on the basis described below in any dividend (other than a dividend or distribution constituting a Class A EPS Adjustment Event) paid on the Class B Shares, when and if authorized by the Trustees out of assets of the Trust available for payment (a "Class A EPS Participation Dividend").

     Upon the payment of any dividend on the Corporation Shares (other than a dividend or distribution that constitutes a Class A EPS Adjustment Event) or any liquidating distribution in respect of the Corporation Shares, a Class A EPS Preferred Dividend in a corresponding amount will automatically accrue with respect to the Class A EPS based on the number of Class A EPS Underlying Corporation Shares (as defined below) for which each share of Class A EPS is then exchangeable upon exercise of the Class A EPS Exchange Right described below. Each Class A EPS Preferred Dividend will be cumulative from the date on which it accrues.

     No Class B Dividend may be authorized unless the Trust Board concurrently authorizes a Class A EPS Participation Dividend entitling each share of Class A EPS to receive a dividend equal to the amount of the Class B Dividend authorized on each Class B Share multiplied by the number of Class A EPS Underlying Class B Shares into which each share of Class A EPS is then convertible upon exercise of the Class A EPS Exchange Right.

     Liquidation Rights. Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Trust, the holders of Class A EPS will be entitled (i) to receive out of the assets of the Trust legally available for liquidating distributions to holders of shares of beneficial interests in the Trust, prior to any distribution or payment to holders of Class B Shares or any other class or series of shares of beneficial interest in the Trust ranking junior to the Class A EPS (including the Class A Shares), a liquidating distribution in an amount equal to the Class A EPS Liquidation Preference described below and (ii) to participate on the basis described below in any liquidating distribution to holders of Class B Shares (the "Class A EPS Liquidation Participation Right"). For such purposes, the consolidation or merger of the Trust with or into any other corporation, trust or entity, or the sale, lease or conveyance of all or substantially all of the property or business of the Trust, shall not be deemed to constitute a liquidation, dissolution or winding up of the Trust.

     The "Class A EPS Liquidation Preference" of a share of Class A EPS as of any date shall mean the sum of (x) the fair market value as of such date of the number of Class A EPS Underlying Corporation Shares for which each Class A EPS is exchangeable as of such date upon exercise of the Class A EPS

Exchange Right plus (y) the amount of any accrued but unpaid Class A EPS Preferred Dividends in respect of each share of Class A EPS as of such date.

     In addition to being entitled to receive the Class A EPS Liquidation Preference upon any liquidation, dissolution or winding up of the Trust, the holders of Class A EPS will be entitled to participate, pursuant to the Class A EPS Liquidation Participation Right, ratably with the holders of Class B Shares in any liquidating distributions to such holders. For such purpose, each share of Class A EPS shall be deemed to represent a number of Class B Shares equal to the number of Class A EPS Underlying Class B Shares (as defined below) for which each share of Class A EPS is then exchangeable upon exercise of the Class A EPS Exchange Right.

     Exchange Rights. Shares of Class A EPS will be exchangeable at any time at the option of the holder for Units based on a one-to-one exchange ratio (subject to adjustment as described below) (the "Class A EPS Exchange Right"); provided that the Trust may instead, at its option, deliver to the holder upon exercise of the Class A EPS Exchange Right the cash equivalent of some or all of such Units based on the average closing price of the Units on the NYSE during the preceding five trading days (the "Cash Equivalent"). In addition, in the event that the delivery by the Trust to the exchanging holder of the full number of Units requested to be delivered by such holder (the "Requested Shares") would result in a violation of the Ownership Limit, the Trust may either (x) deliver to such holder the maximum number of Units that may be delivered without causing such a violation (the "Delivered Shares", with the number of Requested Shares in excess of the Delivered Shares being referred to herein as the "Excess Shares"), together with either the Cash Equivalent of the Excess Shares or an Exchange Promissory Note (as defined below) in a principal amount equal to such Cash Equivalent of the Excess Shares or (y) deliver to such holder the Cash Equivalent of the Requested Shares. If the delivery of the full number of Requested Shares would violate either the Ownership Limit or the REIT Provisions because the exchanging holder, together with its affiliates, beneficially owns Units other than through the ownership of securities directly or indirectly issued pursuant to the Transaction Agreement dated as of September 8, 1997 pursuant to which Starwood Hotels acquired Westin (the "Westin Transaction Agreement"), the Trust will have the option (the "Registered Sale Option"), in lieu of delivering an Exchange Promissory Note in a principal amount equal to the Cash Equivalent of the Excess Shares, to procure the filing of a registration statement under the Securities Act, and to publicly offer and sell pursuant to such registration statement a number of Units equal to the number of such Excess Shares, the net proceeds of which sale (after deducting any applicable underwriting discounts or commissions and the expenses of such offering) shall be paid to such holder. If the Trust elects to substitute an Exchange Promissory Note for the Excess Shares or elects the Registered Sale Option, the exchanging holder will have the right to withdraw its exchange request. For the purposes of the foregoing, an "Exchange Promissory Note" means an unsecured promissory note of the Trust with a maturity date 90 days after the date of issuance and bearing interest in an amount equal to the amount of any dividends paid during the period that such note remains outstanding on a number of Units equal to the Excess Shares, which interest shall be payable on the dates of payment of the corresponding dividends.

     The exchange ratio of shares of Class A EPS for Units will be subject to adjustment from time to time based on the occurrence of stock dividends, stock splits, reverse stock splits and other similar events in respect of the Units ("Class A EPS Adjustment Events"). The number of Units for which each share of Class A EPS is exchangeable at any given time is referred to as the "Class A EPS Underlying Units", with the Corporation Shares component of such Class A EPS Underlying Units being referred to as the "Class A EPS Underlying Corporation Shares" and the Class B Shares component of such Class A EPS Underlying Units being referred to as the "Class A EPS Underlying Class B Shares". In addition, in the event any capital reorganization or reclassification of the Class B Shares or the Corporation Shares, or consolidation or merger of the Trust or the Corporation with another corporation, trust or other entity, or the sale, transfer, or lease of all or substantially all of the assets of the Trust or the Corporation to another person, is effected in such a way that holders of Class B Shares or Corporation Shares will be entitled to receive stock, securities or other assets with respect to or in exchange for Class B Shares or Corporation Shares, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or lease, the Class A EPS Exchange Right shall become exercisable, to the extent provided above, for the kind and amount of stock, securities or other assets which such holders would have owned or been entitled to receive immediately after the transaction if such holders had exchanged their Class A EPS for the Class A EPS Underlying Units immediately prior to the effective date of such transaction.

     If there are any accrued but undeclared Class A EPS Preferred Dividends on any Class A EPS being exchanged pursuant to any exercise of the Class A EPS Exchange Right, the number of Units to be delivered pursuant to such exercise shall be increased by a number of Units equal to the amount of such accrued but undeclared Class A EPS Preferred Dividends divided by the average closing price of the Units on the NYSE during the five trading days preceding the date of delivery of the applicable Class A EPS Exchange Notice.

     Voting Rights. Except as required by law, the holders of Class A EPS will be entitled to vote on any matter on which the holders of Class B Shares will be entitled to vote. Each share of Class A EPS held of record on the record date for the determination of holders of Class B Shares entitled to vote on such matter (or, if no record date is established, on the date such vote is taken) shall entitle the holder thereof to cast a number of votes equal to the largest whole number of Class A EPS Underlying Class B Shares for which such shares of Class A EPS could be exchanged at such time.

CLASS B EPS

     Under the Articles Supplementary classifying the Class B EPS, shares of Class B EPS have a par value of $.01 per share and, after the Restructuring, will have the following rights, designations, preferences, participations and other limitations and restrictions:

     Dividend Rights. The holders of Class B EPS will be entitled (i) to receive as described below a preferred dividend (a "Class B EPS Preferred Dividend") based on the payment of any dividend on the Corporation Shares (other than a dividend or distribution constituting a Class A EPS Adjustment Event) or any liquidating distribution in respect of the Corporation Shares and (ii) to participate on the basis described below in any dividend (other than a dividend or distribution constituting a Class A EPS Adjustment Event) paid on the Class B Shares, when and if authorized by the Trustees out of assets of the Trust available for payment (a "Class B EPS Participation Dividend").

     Upon the payment of any dividend on the Corporation Shares (other than a dividend or distribution that constitutes a Class A EPS Adjustment Event) or any liquidating distribution in respect of the Corporation Shares, a Class B EPS Preferred Dividend will automatically accrue with respect to the Class B EPS based on the number of Class B EPS Underlying Corporation Shares (as defined below) for which each share of Class B EPS is then indirectly exchangeable. Each Class B EPS Preferred Dividend will be cumulative from the date on which it accrues.

     No Class B Dividend may be authorized unless the Trust Board concurrently authorizes a Class B EPS Participation Dividend entitling each share of Class B EPS to receive a dividend equal to the amount of the Class B Dividend authorized on each Class B Share multiplied by the number of Class B EPS Underlying Class B Shares (as defined below) for which each share of Class B EPS is then indirectly exchangeable.

     Liquidation Rights. Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Trust, the holders of Class B EPS will be entitled (i) to receive out of the assets of the Trust legally available for liquidating distributions to holders of shares of beneficial interest in the Trust, prior to any distribution or payment to holders of Class B Shares or any other class or series of shares of beneficial interest in the Trust ranking junior to the Class B EPS (including the Class A Shares), a liquidating distribution in an amount equal to the Class B EPS Liquidation Preference described below and (ii) to participate on the basis described below in any liquidating distribution to holders of Class B Shares (the "Class B EPS Liquidation Participation Right").

     The "Class B EPS Liquidation Preference" of a share of Class B EPS as of any date shall mean the sum of (x) $38.50 plus (y) the amount of any accrued but unpaid Class B EPS Preferred Dividends in respect of each share of Class B EPS as of such date.

     In addition to being entitled to receive the Class B EPS Liquidation Preference upon any liquidation, dissolution or winding up of the Trust, the holders of Class B EPS will be entitled to participate, pursuant to the Class B EPS Liquidation Participation Right, ratably with the holders of Class B Shares in any liquidating distributions to such holders. For such purpose, each share of Class B EPS shall be deemed to represent a number of Class B Shares equal to the number of Class B EPS Underlying Class B Shares for which each share of Class B EPS is then indirectly exchangeable.

     Exchange and Redemption Rights. Each share of Class B EPS will be exchangeable at any time from and after the first anniversary of the date of issuance of the Class B EPS through the date that is two business days after the Cross-Over Date (as defined below), at the option of the holder, for one share of Class A EPS, subject to adjustment in the event of a Class B EPS Adjustment Event or as otherwise set forth below (the "Class B EPS Exchange Right").

     At any time and from time to time beginning on the Cross-Over Date, a holder of Class B EPS may require that the Trust either (x) redeem such shares of Class B EPS for a cash redemption price equal to the Class B EPS Liquidation Preference as of the date notice of such exchange is made or (y) convert each such share of Class B EPS into a number of shares of Class A EPS (the "Redemption Number of Shares") equal to the quotient obtained by dividing (i) the Class B EPS Liquidation Preference as of the date notice of such exchange is made by (ii) the Underlying Unit Value (as defined below) of one share of Class A EPS (the "Class B EPS Redemption Right"). Prior to the first anniversary of the Cross-Over Date, an exchanging holder may elect whether to receive the cash redemption price specified above or the Redemption Number of Shares, whereas with respect to an exchange notice given on or after the first anniversary of the Cross-Over Date, the Trust will have the right to elect whether to deliver the cash redemption price or the Redemption Number of Shares.

     At any time and from time to time after the Cross-Over Date, the Trust, at its option, will have the right (the "Trust Redemption Right") to (i) redeem the Class B EPS, in whole or in part, for cash at a redemption price equal to the Class B EPS Liquidation Preference as of the date of such Trust Redemption Notice or (ii) exchange the Class B EPS, in whole or in part, for a number of shares of Class A EPS equal to the Redemption Number of Shares; provided, however, that prior to the first anniversary of the Cross-Over Date, the Trust must redeem such shares of Class B EPS for the cash redemption price rather than exchanging such shares for shares of Class A EPS.

     The following definitions apply for the purposes hereof:

          "Cross-Over Date" means the fifth anniversary of the Westin Acquisition, subject to extension as described below under the caption "Special Default Rights".

          "Underlying Unit Value" as of a given date means the product of (A) the average closing price of the Units on the NYSE during the five trading days preceding such date multiplied by (B) the number of Units for which each share of Class A EPS is then exchangeable upon exercise of the Class A EPS Exchange Right.

     On or prior to the Cross-Over Date, the exchange ratio of shares of Class B EPS for shares of Class A EPS shall be subject to adjustment from time to time based on the occurrence of stock dividends, stock splits, reverse stock splits and other similar events in respect of the Class A EPS ("Class B EPS Adjustment Events"). The Units for which each share of Class B EPS will be indirectly exchangeable at any given time (assuming both (i) the exercise of the Class B EPS Exchange Right and (ii) the concurrent exercise of the Class A EPS Exchange Right in respect of the shares of Class A EPS issuable upon exercise of such Class B EPS Exchange Right) are referred to as the "Class B EPS Underlying Units", with the Corporation Shares component of such Class B EPS Underlying Units being referred to as the "Class B EPS Underlying Corporation Shares" and the Class B Shares component of such Class B

EPS Underlying Units being referred to as the "Class B EPS Underlying Class B Shares". In addition, in the event of the occurrence of any capital reorganization or reclassification of the Class A EPS, or consolidation or merger of the Trust with another corporation, trust or other entity, or the sale, transfer or lease of all or substantially all of the assets of the Trust to another person, that is effected in such a way that holders of Class A EPS will be entitled to receive stock, securities or other assets with respect to or in exchange for Class A EPS, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or lease, the Class B EPS Exchange Right and the Trust Redemption Right shall be modified so that, upon exercise thereof, the Class B EPS will be exchanged for the kind and amount of stock, securities or other assets which the holders of such Class B EPS would have owned or been entitled to receive immediately after the transaction if such holders had exchanged their Class B EPS into the shares of Class A EPS immediately prior to the effective date of such transaction, subject to further adjustment upon the occurrence of the events described above.

     If there are any accrued but undeclared Class B EPS Preferred Dividends in respect of the shares of Class B EPS subject to an exchange request, the number of shares of Class A EPS issuable pursuant to such exchange shall be increased by a number of shares equal to (i) the amount of such accrued but undeclared dividends divided by (ii) the product of (A) the average closing price of the Units on the NYSE during the five trading days preceding the date of delivery of such Class A EPS Exchange Notice multiplied by (B) the number of Units for which each share of Class A EPS is then exchangeable upon exercise of the Class A EPS Exchange Right.

     Special Default Rights. In the event that the Trust defaults in its obligations with respect to any valid exercise of the Class B EPS Exchange Right, the Class B EPS Redemption Right or the Trust Redemption Right and such default is not cured within 30 days (an "Uncured Default"), then: (i) the holders of the Class B EPS will have the right to designate two additional Trustees for the Trust (such persons to be designated by the holders of a majority of the outstanding shares of Class B EPS), (ii) the dividend rate on the Class B EPS will be increased as described below, (iii) the holders of Class B EPS will have registration rights similar to those set forth in the Registration Rights Agreement entered into pursuant to the Westin Transaction Agreement and (iv) the Cross-Over Date will be extended by a number of days equal to the number of days during which such Uncured Default remains uncured. Upon the occurrence and during the continuation of any Uncured Default, cumulative dividends ("Default Rate Dividends") shall accrue on the $38.50 stated value of the Class B EPS at a rate per annum equal to LIBOR plus 4% and will be payable quarterly; provided that if at any time when there are accrued but unpaid Default Rate Dividends, a Class B EPS Preferred Dividend or Class B EPS Participation Dividend would have become payable pursuant to the normal dividend rights of the Class B EPS described above that would exceed the amount of such accrued but unpaid Default Rate Dividends, the holders of the Class B EPS shall be entitled to receive such Class B EPS Preferred Dividend or Class B EPS Participation Dividend in lieu of such Default Rate Dividends, and the accrued amount of such Default Rate Dividends shall be reset to zero.

     Voting Rights. Except as required by law, the holders of Class B EPS will be entitled to vote on any matter on which the holders of Class B Shares are entitled to vote. Each share of Class B EPS held of record on the record date for the determination of holders of Class B Shares entitled to vote on such matter (or, if no record date is established, on the date such vote is taken) shall entitle the holder thereof to cast a number of votes equal to the largest whole number of Class B EPS Underlying Class B Shares for which such shares of Class B EPS could be indirectly exchanged at such time (assuming the exercise of the Class B EPS Conversion Right and the concurrent exercise of the Class A EPS Exchange Right with respect to the shares of Class A EPS issuable upon exercise of such Class B EPS Conversion Right).

OWNERSHIP LIMITS; RESTRICTIONS ON TRANSFER; REPURCHASE AND REDEMPTION OF TRUST PREFERRED SHARES

     Ownership of Class A EPS and Class B EPS is, and will continue to be, subject to the Ownership Limit and the restrictions on transfer, repurchase and redemption rights described above under the caption "Description of Class B Shares -- Ownership Limits; Restrictions on Transfer; Repurchase and

Redemption of Class B Shares." All certificates representing Class A EPS or Class B EPS will bear a legend referring to these restrictions.

              COMPARISON OF RIGHTS OF HOLDERS OF TRUST SHARES AND
                           HOLDERS OF CLASS B SHARES

     If the Restructuring were consummated, holders of Trust Shares would become holders of Class B Shares. The rights of shareholders of the Trust are, and would continue to be after the Restructuring, governed by and subject to the provisions of Maryland law. The rights of holders of Class B Shares following the Restructuring would be governed by the Trust Declaration Amendment and Restatement, rather than the Trust Declaration, and would continue to be governed by the Trustees' Regulations of the Trust. The Trust Declaration Amendment and Restatement would be the same in all material respects as the Trust Declaration except that the Trust Declaration Amendment and Restatement would contain the terms of the Class A Shares and the Class B Shares and except as set forth below.

DIVIDEND RIGHTS

     Subject to certain conditions and to the prior rights of the holders of Class A EPS and Class B EPS, the holders of Class B Shares would be entitled to receive a non-cumulative annual dividend at an initial rate of $.60 per share, to the extent the dividend is authorized by the Board of Trustees of the Trust. The dividend may increase after 1999 pursuant to a formula, and may not be paid under certain circumstances. See "Description of Class B Shares -- Dividend Rights." Subject to the prior rights of the holders of the Class A EPS and Class B EPS, the holders of Trust Shares are entitled to receive, when, as and if authorized by the Trust Board, out of assets of the Trust available for payment, dividends payable in cash or other form. Because of the REIT qualification rules of the Code, the dividends on Trust Shares have been based primarily on a percentage of the Trust's taxable income. Accordingly, as a result of the Restructuring, Starwood Hotels would change from an enterprise that pays a relatively large dividend (at a rate of approximately $2.08 per share per annum based on the first three quarters of 1998) to an enterprise that would pay a smaller dividend beginning in the fourth quarter of 1998 (at a rate of approximately $.60 per share per annum for 1999 on a pro forma basis).

LIQUIDATION RIGHTS

     Upon liquidation of the Trust after the Restructuring, assets remaining after all liabilities of the Trust have been satisfied and after the liquidation preferences of any preferred shares of beneficial interest in the Trust have been paid in full would be distributed as follows: first, the holders of the Class A Shares would be entitled to receive the aggregate book value of the total equity of the Trust on December 31, 1998, as shown on the balance sheet of the Trust filed with the SEC, less the amount of such book value represented by the Class A EPS and the Class B EPS (at September 30, 1998, such amount was approximately $7.0 billion); second, the holders of the Class B Shares (together with the holders of the Class A EPS and Class B EPS) would have the right to receive 10% of any remaining assets of the Trust; and third, the holders of the Class A Shares would have the right to receive the remaining 90%. See "Description of Class B Shares -- Liquidation Rights."

     Holders of Trust Shares (together with the holders of the Class A EPS and Class B EPS) currently have the right to all assets, if any, legally available for liquidating distributions to holders of shares of beneficial interest in the Trust remaining after all liabilities of the Trust have been satisfied and after all liquidation preferences (currently only those of the Class A EPS and Class B
EPS) have been satisfied.

VOTING RIGHTS

     Except in the limited circumstances described above under the caption "Description of Class B Shares -- Voting Rights", the holders of Class B Shares would not be entitled to vote on any matter (including the election of Trustees) on which the holders of the Class A Shares are entitled to vote. The current holders of Trust Shares are entitled to vote generally upon all matters submitted to the vote of holders of shares of beneficial interest in the Trust at any meeting of shareholders of the Trust.

EXCHANGE RIGHTS

     As described above under the caption "Description of Class B
Shares -- Exchange Rights", the Corporation has the right to exchange the Class B Shares upon the occurrence of certain events. The Corporation and the Trust do not have any right to exchange, redeem or convert the Trust Shares except in the event of a violation of the Ownership Limit or to the extent necessary to prevent the loss, or to secure the reinstatement, of any casino gaming license held by any of Starwood Hotels' subsidiaries. See "Description of Class B
Shares -- Ownership Limits; Restrictions on Transfer, Repurchase and Redemption of Class B Shares."

AUTHORIZED CAPITAL

     The Trust Declaration currently authorizes the Trust to issue 1.35 billion shares of beneficial interest, consisting of (i) one billion Trust Shares, (ii) 200 million Excess Trust Shares, (iii) 100 million Trust Preferred Shares (which include 30 million Class A EPS and 15 million Class B EPS) and (iv) 50 million Excess Trust Preferred Shares. The Trust Declaration grants to the Trustees the power to classify and authorize the issuance of one or more classes or series of Trust Preferred Shares having such voting rights, such rights to dividends and distributions and rights in liquidation, such conversion, exchange and redemption rights, and such designations, preferences and participations and other limitations or restrictions as are not prohibited by the Trust Declaration or applicable law and as are specified by the Trustees in their discretion.

     The Trust Declaration Amendment and Restatement will authorize the Trust to issue 1,350,005,000 shares of beneficial interest in the Trust, consisting of
(i) five thousand Class A Shares, (ii) one billion Class B Shares, (iii) 55 million Trust Preferred Shares, (iv) 30 million Class A EPS, (v) 15 million Class B EPS, (vi) 200 million Excess Trust Shares and (vii) 50 million Excess Trust Preferred Shares. The Trust Declaration Amendment and Restatement will also grant to the Trustees the power to classify and authorize the issuance of one or more classes or series of Trust Preferred Shares having such voting rights, such rights to dividends and distributions and rights in liquidation, such conversion, exchange and redemption rights, and such designations, preferences and participations and other limitations or restrictions as are not prohibited by the Trust Declaration Amendment and Restatement or applicable law and as are specified by the Trustees in their discretion.

                       ELECTION OF TRUSTEES OF THE TRUST

     The Trust Board is divided into three classes. One class is elected at each annual meeting of shareholders to serve for a three-year term and until successor Trustees are duly elected and qualify.

     At the Trust Meeting, the terms of three Trustees are expiring. Those Trustees nominated for election at this annual meeting would hold office for a three-year term expiring in 2001 and until successor Trustees are duly elected and qualify. Other Trustees are not up for election this year and will continue in office for the remainder of their terms.

     If a nominee is unavailable for election, proxy holders will vote for another nominee proposed by the Trust Board or, as an alternative, the Trust Board may reduce the number of Trustees to be elected at the meeting.

TRUSTEES NOMINATED THIS YEAR FOR TERMS EXPIRING IN 2001

     MADISON F. GROSE, 45, has been a Managing Director or Senior Managing Director and the General Counsel or Co-General Counsel of Starwood Capital Group, L.L.C. (and its predecessor entities) since July 1992. From November 1983 through June 1992, he was a Partner in the law firm of Pircher, Nichols & Meeks. Mr. Grose has been a Trustee of the Trust since December 1994.

     GEORGE J. MITCHELL, 65, has been Special Counsel to the law firm of Verner, Liipfert, Bernhard, McPherson and Hand since January 1995. Senator Mitchell served as a United States Senator from January 1980 to January 1995, and was the Majority Leader from 1989 to 1995. Senator Mitchell serves as a director of The Walt Disney Company, Federal Express Corporation, Xerox Corporation, UNUM Corporation, KTI, Inc. and Staples, Inc. In addition, Senator Mitchell serves as Chairman of the International Crisis Group, a non-profit organization dedicated to the prevention of crises in international affairs. From 1995 to 1997, Senator Mitchell served as the Special Advisor to the President of the United States on economic initiatives in Ireland. At the request of the British and Irish Governments, he served as Chairman of the International Commission on Disarmament in Northern Ireland, and as Chairman of the peace negotiations in Northern Ireland. Senator Mitchell serves as Chairman of the Ethics Committee of the U.S. Olympic Committee and as Chairman of the National Health Care Commission created by the Pew Charitable Foundation. Senator Mitchell has been a Trustee of the Trust since November 1997.

     STUART M. ROTHENBERG, 35, is a Managing Director in the Real Estate Principal Investment Area of Goldman Sachs and the head of acquisitions for that firm's Whitehall Real Estate Funds. Over the past 10 years, Mr. Rothenberg has held various management and other positions with Goldman Sachs. Mr. Rothenberg is a director of The Archon Group, Gestion d'Actifs Haussmann and The Wellsford Whitehall, L.L.C. Mr. Rothenberg serves on the Mt. Sinai Board of Obstetrics and Gynecology and the Fisher Center for Real Estate and Urban Economics Policy Advisory Board, and is a member of the boards of the Wharton Real Estate Center and Downtown Alliance. Mr. Rothenberg has been a Trustee of the Trust since January 1998.

     Pursuant to the Westin Transaction Agreement, the Trust has agreed to include Mr. Rothenberg (and such successors to Mr. Rothenberg as shall be designated by The Goldman Sachs Group, L.P. ("GS Group") or an affiliate thereof designated by GS Group) on each management slate of nominees to the Trust Board. This right to designate a Trustee will expire if affiliates of the GS Group sell (to unaffiliated persons) more than 75% of the securities of Starwood Hotels and the Partnerships received by affiliates of the GS Group in the transactions provided for in the Westin Transaction Agreement (or securities of Starwood Hotels issued in exchange for such securities).

     The Trust Board recommends a vote FOR these nominees.

TRUSTEES WITH TERMS EXPIRING IN 1999

     ROGER S. PRATT, 46, is a Managing Director and Senior Portfolio Manager of Prudential Real Estate Investors. Since January 1992, Mr. Pratt has been the portfolio manager for Prudential Property Investment Separate Account II, a real estate fund managed by Prudential Real Estate Investors for pension fund clients. Mr. Pratt has been with Prudential for more than 15 years, serving in a variety of roles in development, asset management, hotel management and administration. Mr. Pratt is a member of the American Institute of Certified Planners and serves on the Multi-Family Council of the Urban Land Institute. He is also a trustee of the George Street Playhouse. Mr. Pratt is the designee of Prudential on the Trust Board pursuant to a Contribution Agreement dated as of January 15, 1997, which entitles Prudential to designate one representative to be nominated for election to the Trust Board, and requires the Trust to cause the Trust Board to so nominate such designee, and to support such nomination along with the other nominees of management and the Trust Board, for election to the Trust Board, for so long as Prudential meets certain share ownership criteria. Mr. Pratt has been a Trustee of the Trust since February 1997.

     STEPHEN R. QUAZZO, 38, has been the Managing Director, Chief Executive Officer and co-founder of Transwestern Investment Company, L.L.C., a real estate principal investment firm, since March 1996. From April 1991 to March 1996, Mr. Quazzo was President of Equity Institutional Investors, Inc., a subsidiary of Equity Group Investments, Inc., a Chicago-based holding company controlled by Samuel Zell. Mr. Quazzo is an advisory board member of City Year Chicago. Mr. Quazzo has been a Trustee of the Trust since August 1995.

     RAYMOND S. TROUBH, 72, is a financial consultant in New York City and a former Governor of the American Stock Exchange. He was also a general partner of Lazard Freres & Co., an investment banking firm. Mr. Troubh is a director of ARIAD Pharmaceuticals, Inc., Becton, Dickinson and Company, Diamond Offshore Drilling, Inc., Foundation Health Systems, Inc., General American Investors Company, Olsten Corporation, Triarc Companies, Inc. and WHX Corporation and is a Trustee of MicroCap Liquidating Trust and Petrie Stores Liquidating Trust. Mr. Troubh has been a Trustee of the Trust since April 1998.

TRUSTEES WITH TERMS EXPIRING IN 2000

     JEAN-MARC CHAPUS, 39, has been Managing Director and Portfolio Manager of Trust Company of the West and President of TCW/Crescent Mezzanine L.L.C., a private investment fund, since March 1995. Prior to that time, Mr. Chapus was a Managing Director and Principal of Crescent Capital Corporation with primary responsibility for the firm's private lending and private placement activities. Mr. Chapus was a Director of the Corporation from August 1995 to November 1997, and is currently a member of the Board of Directors of Home Asset Management Company and Firstamerica Automotive, Inc. Mr. Chapus has been a Trustee of the Trust since November 1997.

     BRUCE W. DUNCAN, 47, has been the Chairman, President and Chief Executive Officer of The Cadillac Fairview Corporation Limited, a real estate operating company, since December 1995. From October 1994 to December 1995, Mr. Duncan was President of Blakely Capital, Inc., a private firm focusing on investments in real estate and telecommunications. From 1992 to 1994, Mr. Duncan was President and Co-Chief Executive Officer of JMB Institutional Realty Corporation providing advice and management for investments in real estate by tax-exempt investors and from 1978 to 1992, he worked for JMB Realty Corporation where he served as Executive Vice-President and a member of the Board of Directors. Mr. Duncan is a trustee of Amresco Capital Trust and Kenyon College and is a member of the Board of Directors of The Cadillac Fairview Corporation Limited and the Canadian Institute of Public Real Estate Companies. In addition, Mr. Duncan is a member of the Urban Land Institute and a member and past trustee of the International Council of Shopping Centres. Mr. Duncan has been a Trustee of the Trust since August 1995.

     BARRY S. STERNLICHT, 38, is the Chairman and Chief Executive Officer of the Trust. Mr. Sternlicht also has been the President and Chief Executive Officer of Starwood Capital and its predecessor entities since its formation in 1991. Mr. Sternlicht is currently the Chairman of the Board of the Corporation, a Trustee of Equity Residential Properties Trust, the Chairman of the Board of Trustees of Starwood Financial Trust (a specialized real estate finance company organized as a REIT), and a Director of each of U.S. Franchise Systems and ITT Educational Services, Inc. Mr. Sternlicht is a member of the Urban Land Institute and of the National Multi-Family Housing Council. Mr. Sternlicht is a member of the Board of Directors of the Juvenile Diabetes Foundation International and of the Council for Christian and Jewish Understanding, is a member of the Young Presidents Organization and is on the Board of Directors of Junior Achievement for Fairfield County, Connecticut. Mr. Sternlicht has been a Trustee of the Trust since December 1994.

                    ELECTION OF DIRECTORS OF THE CORPORATION

     The Corporation Board is divided into three classes. One class is elected at each annual meeting of stockholders to serve for a three-year term and until successor Directors are duly elected and qualify.

     At the Corporation Meeting, the terms of four Directors are expiring. Those Directors nominated for election at this annual meeting would hold office for a three-year term expiring in 2001 and until successor Directors are duly elected and qualify. Other Directors are not up for election this year and will continue in office for the remainder of their terms.

     If a nominee is unavailable for election, proxy holders will vote for another nominee proposed by the Corporation Board or, as an alternative, the Corporation Board may reduce the number of Directors to be elected at the meeting.

DIRECTORS NOMINATED THIS YEAR FOR TERMS EXPIRING IN 2001

     BRUCE M. FORD, 59, has been President of F.K.B. Management Corporation, a hotel and restaurant management company, since 1988. Mr. Ford has been a member of Gibson 25 Associates, LLC, a hotel developer, since March 1995; the President of Ford Management Corporation, a hotel/motel management and development company, since June 1998; and was the President of FST and Associates from 1988 until August 1997. Prior to that time, Mr. Ford was Senior Vice President of Operations of Ramada Inns. Mr. Ford has been a Director of the Corporation since September 1983.

     GRAEME W. HENDERSON, 65, was Chairman of the Trust from July 1989 to December 1994 and a Trustee of the Trust from September 1986 to December 1994. He has been a private investor since January 1990. Prior to January 1990, Mr. Henderson was President of Henderson Consulting, Inc., a private financial consulting firm. Mr. Henderson has been President of Capstan, Inc. (formerly Seymour, Inc.), a manufacturer of machine tool controls, since 1982. Mr. Henderson is currently a director of Capital Southwest Corporation. Mr. Henderson has been a Director of the Corporation since December 1994.

     EARLE F. JONES, 72, was the Chairman of the Board of the Corporation from February 1989 to September 1997. He has been Co-Chairman since 1988 of MMI Hotel Group, a hotel company, and is the Co-Chairman of MMI Dining Systems. From 1967 to 1968, Mr. Jones was President of the International Association of Holiday Inns and served two terms as a director. Mr. Jones is a member of the board of trustees for each of the National Multiple Sclerosis Society, Mississippi Chapter, Millsap College and Jackson 2000, and is Co-Chairman of the Mississippi Olympic Committee. Mr. Jones is a general partner of Orlando Plaza Suite Hotel, Ltd-A, which filed a petition under Chapter 11 of the U.S. Bankruptcy Code in May 1996. An order confirming the debtor's plan of restructuring was issued by the court on January 27, 1997. Mr. Jones has been a Director of the Corporation since September 1985.

     DANIEL W. YIH, 40, has been a general partner of Chilmark Partners, L.P. since June 1995. Mr. Yih served as interim Chief Financial Officer of Midway Airlines (from September 1995 to December 1995), President of Merco-Savory, Inc., a manufacturer of food preparation equipment (from March 1995 to June
1995), and as a senior executive of Welbilt Corporation (from September 1993 to March 1995). Mr. Yih has been a Director of the Corporation since August 1995.

     The Corporation Board recommends a vote FOR these nominees.

DIRECTORS WITH TERMS EXPIRING IN 1999

     BRENDA C. BARNES, 45, is a director of Sears, Roebuck & Company, the New York Times Company, Avon Products, Inc., Lucas Arts and Digital Equipment Corporation. Ms. Barnes was the President and Chief Executive Officer of Pepsi-Cola North America from April 1996 to January 1998, and was the Chief Operating Officer of Pepsi-Cola North America from January 1993 to March 1996. Ms. Barnes is also a member of the Advisory Board of The For All Kids Foundation and of the Board of Trustees of Augustana College. Ms. Barnes has been a Director of the Corporation since April 1998.

     MICHAEL A. LEVEN, 61, has been the Chairman of the Board, President and Chief Executive Officer of U.S. Franchise Systems, a hotel franchising and development company, since September 1995. From October 1990 to September 1995, Mr. Leven was President and Chief Operating Officer of Holiday Inn Worldwide. Mr. Leven is a director of U.S. Franchise Systems and Servico, Inc. Mr. Leven is also a member of the Board of Governors and the Chairman of the BioMedical Services Board of the American Red Cross. Mr. Leven has been a Director of the Corporation since August 1995.

     DANIEL H. STERN, 37, has been the President of Reservoir Capital Group, L.L.C., a New York-based investment management firm, since July 1997. Mr. Stern was a Trustee of the Trust from

August 1995 to November 1997. From December 1992 to July 1997, Mr. Stern was President of Ziff Brothers Investments, L.L.C., a diversified investment management firm. Mr. Stern has been a Director of the Corporation since November 1997.

     BARRY S. VOLPERT, 39, is a Managing Director in the Principal Investment Area of Goldman Sachs. Over the past 11 years, Mr. Volpert has held various other management positions with that company. Mr. Volpert is a director of Elifin S.A. (Luxembourg), Insilco Corp. and Rockefeller Center Properties, Inc. Mr. Volpert has been a Director of the Corporation since January 1998.

     Pursuant to the Westin Transaction Agreement, the Corporation has agreed to include Mr. Volpert (and such successors to Mr. Volpert as shall be designated by GS Group or an affiliate thereof designated by GS Group) on each management slate of nominees to the Corporation Board. This right to designate a Director will expire if affiliates of the GS Group sell (to unaffiliated persons) more than 50% of the securities of Starwood Hotels and the Partnerships received by affiliates of the GS Group in the transactions provided for in the Westin Transaction Agreement (or securities of Starwood Hotels issued in exchange for such securities).

DIRECTORS WITH TERMS EXPIRING IN 2000

     JUERGEN BARTELS, 58, has been the Chief Executive Officer of Starwood Hotels' Hotel Group since March 1998. From May 1995 to March 1998, Mr. Bartels was the Chairman and Chief Executive Officer of Westin Hotels & Resorts. Prior to joining Westin, Mr. Bartels was the President and Chief Executive Officer of Carlson Hospitality Group, Inc. ("Carlson"), which controls Radisson Hotels International, T.G.I. Friday's restaurants and Country Inns and Suites. Prior to joining Carlson in 1983, Mr. Bartels was the President of Ramada's worldwide holding company and founder of Ramada Renaissance Hotels. Mr. Bartels has been a Director of the Corporation since January 1998.

     JONATHAN D. EILIAN, 30, has been a Senior Managing Director, Managing Director or executive officer of Starwood Capital and its predecessor entities since its formation in 1991. Prior to being a founding member of Starwood Capital, Mr. Eilian served as an Associate for JMB Realty Corporation, a real estate investment firm, and for The Palmer Group, L.P., a private investment firm specializing in corporate acquisitions. Mr. Eilian is currently a Trustee of Starwood Financial Trust (a specialized real estate finance company organized as a REIT) and is a member of the board of the Wharton Real Estate Center. Mr. Eilian has been a Director of the Corporation since August 1995.

     RICHARD D. NANULA, 38, joined the Corporation as its President and Chief Executive Officer in June 1998. Prior to joining the Corporation, Mr. Nanula was the Chief Financial Officer of The Walt Disney Co. ("Disney") from 1996 through 1998 and from 1991 through 1995. Mr. Nanula was the President of Disney Stores, a division of Disney, from 1995 through 1996 and a senior executive vice president of Disney from 1996. Prior to 1991, Mr. Nanula worked in the strategic planning department at Disney. Mr. Nanula has been a Director of the Corporation since June 1998.

     BARRY S. STERNLICHT, 38, is the Chairman and Chief Executive Officer of the Trust. Mr. Sternlicht also has been the President and Chief Executive Officer of Starwood Capital and its predecessor entities since its formation in 1991. Mr. Sternlicht is currently the Chairman of the Board of the Corporation, a Trustee of Equity Residential Properties Trust, the Chairman of the Board of Trustees of Starwood Financial Trust (a specialized real estate finance company organized as a REIT) and a Director of each of U.S. Franchise Systems and ITT Educational Services, Inc. Mr. Sternlicht is a member of the Urban Land Institute and of the National Multi-Family Housing Council. Mr. Sternlicht is a member of the Board of Directors of the Juvenile Diabetes Foundation International and the Council for Christian and Jewish Understanding, is a member of the Young Presidents Organization and is on the Board of Directors of Junior Achievement for Fairfield County, Connecticut. Mr. Sternlicht has been a Director of the Corporation since December 1994.

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

BOARD MEETINGS AND COMMITTEES

     In 1997, the full Trust Board met 32 times and the full Corporation Board met 32 times. In addition to meetings of the full Boards, Trustees and Directors attended meetings of individual Board committees and often considered issues separate from these meetings. For the incumbent Trust Board as a whole, attendance in 1997 at full Board and committee meetings exceeded 78% and for the incumbent Corporation Board as a whole, attendance in 1997 at full Board and committee meetings exceeded 80%. Each Trustee and Director attended at least 75% of the meetings of the respective full Board and committees on which he or she served except Messrs. Chapus and Leven.

     The Trust Board and the Corporation Board have each established Executive, Audit, Compensation and Option Committees, and the Corporation Board has established a Gaming Audit Committee and a Public Policy Advisory Committee, the principal functions of which are described below.

     Executive Committees. To the extent permitted by law, the Executive Committee of each Board is authorized to exercise the power of the Board with respect to the management of the business and affairs of the Trust and the Corporation, as the case may be, between meetings of the Board, except that the Executive Committee of the Corporation may not authorize dividends on stock, issue stock except in the limited circumstances permitted by statute, recommend to the stockholders any action which requires stockholder approval, amend the Corporation's Bylaws, or approve any merger or share exchange which does not require stockholder approval. During 1997, the Executive Committees of the Trust and the Corporation met twice each. The Executive Committee of the Trust Board is currently comprised of Messrs. Sternlicht and Grose and the Executive Committee of the Corporation Board is currently comprised of Messrs. Sternlicht, Nanula and Eilian.

     Audit Committees. The Audit Committee of each Board provides oversight regarding accounting, auditing and financial reporting practices of Starwood Hotels. Each Audit Committee selects, subject to the approval of the applicable Board, the firm of independent public accountants to serve as auditors with whom it discusses the scope and results of their audit. The Audit Committees also discuss with the independent public accountants and with management financial accounting and reporting principles, policies and practices and the adequacy of Starwood Hotels' accounting, financial and operating controls. The Audit Committees each met three times during 1997. The current members of the Audit Committee of the Trust Board are Messrs. Troubh (chairman), Pratt and Quazzo and the current members of the Audit Committee of the Corporation Board are Messrs. Yih (chairman), Leven and Jones.

     Gaming Audit Committee. The Corporation also has a Gaming Audit Committee, which provides oversight regarding compliance with applicable gaming laws. The current members of the Gaming Audit Committee are Ms. Barnes and Messrs. Nanula and Leven (chairman).

     Compensation Committees. The Compensation Committee of each Board makes recommendations to the applicable Board with respect to the salaries and other compensation to be paid to the executive officers and administers Starwood Hotels' employee benefit plans other than the option plans. The Compensation Committee of the Trust Board did not meet and the Compensation Committee of the Corporation Board met once during 1997. The current members of the Compensation Committee of the Trust Board are Messrs. Sternlicht and Grose and the members of the Compensation Committee of the Corporation Board are Messrs. Jones and Sternlicht.

     Option Committees. The Option Committee of each Board administers the Long-Term Incentive Plan of the Trust and the Long-Term Incentive Plan of the Corporation, as applicable. The Option Committee of the Trust Board met seven times and the Option Committee of the Corporation Board met eight times during 1997. The present members of the Option Committee of the Trust Board are Messrs. Quazzo (chairman), Duncan and Chapus. William E. Simms, who resigned from the Trust Board in June 1997, served as a member of the Option Committee of the Trust prior to his resignation. The present members of the Option Committee of the Corporation Board are Messrs. Yih (chairman), Leven and Jones.

     Public Policy Advisory Committee. The Public Policy Advisory Committee of the Corporation Board makes recommendations to the Corporation Board on public and social policy issues impacting the Corporation. The Advisory Committee met on an informal basis during 1997. The present members of the Advisory Committee are Senator Robert J. Dole (Chairman), former Majority Leader of the U.S. Senate, James Miller, a former senior U.S. Treasury official in the Bush Administration, John Merigan, an attorney, and Jeffrey R. Rosenthal, the Chief Operating Officer of Starwood Capital.

COMPENSATION OF TRUSTEES AND DIRECTORS

     Trustees and Directors who are Starwood Hotels employees receive no fees for their services as Trustees and Directors. Non-employee Trustees and Directors receive separate compensation for Board service. That compensation includes:

        Annual Fee:          $50,000, payable in four equal installments of Paired Shares
                             (based on the market value of a Paired Share on the
                             preceding December 31). A Trustee or Director may elect to receive up to one half of the Annual Fee in cash and may
                             defer (at an annual interest rate of LIBOR plus 1 1/2% for deferred cash amounts) any or all of his or her Annual Fee.
                             The Annual Fee was increased from $25,000 to $50,000 as of
                             January 1, 1998.
        Attendance Fees:     $750 for each Board meeting ($500 in the case of a
                             telephonic meeting)
                             $500 for each Committee meeting ($1,000 for the chairman of the Committee)
                             Expenses related to attendance
        Starwood Options:    Annual grants of 4,500 Paired Shares under the applicable
                             Incentive Plan

     Mr. Jones also received an additional fee of $2,500 per year (prorated) for his services during 1997 as Chairman of the Corporation Board. Messrs. Quazzo and Yih each received an additional fee of $400,000 (half in Paired Shares and half in cash) for serving as the chairmen of the Special Committees of the Trust and the Corporation, respectively, formed in connection with the negotiations to acquire Westin.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Trustees, Directors and executive officers of Starwood Hotels, and persons who own more than 10 percent of the outstanding Paired Shares, to file with the SEC (and provide a copy to Starwood Hotels) certain reports relating to their ownership of Paired Shares and other equity securities of Starwood Hotels.

     To Starwood Hotels' knowledge, based solely on a review of the copies of these reports furnished to Starwood Hotels and written representations that no other reports were required, during the fiscal year ended December 31, 1997, all
Section 16(a) filing requirements applicable to its Trustees, Directors, officers and greater than 10 percent beneficial owners were complied with for the most recent fiscal year and prior fiscal years, with the exception that through inadvertence, Mr. Sternlicht did not include in his initial report of ownership of Paired Shares an indirect pecuniary interest in Paired Shares held by a partnership that he may be deemed to control indirectly, and omitted in 1995 to file two reports with respect to the indirect pecuniary interest in Partnership Units exchangeable for Paired Shares that were acquired in exchange for assets contributed to the Partnerships in a restructuring by limited partnerships that Mr. Sternlicht may be deemed to control indirectly. A form reporting these holdings and transactions was promptly filed by Mr. Sternlicht after the oversight was discovered. Starwood Hotels believes that all such holdings and transactions were properly and timely reported by Mr. Sternlicht on
Schedule 13D (filed under a different Exchange Act provision) and amendments thereto, and that all such holdings and transactions have been properly and timely disclosed in Starwood Hotels' proxy statements and annual reports.

           AMENDMENT AND RESTATEMENT OF THE LONG-TERM INCENTIVE PLANS

     The Trust Board is proposing for approval by shareholders of the Trust the amendment and restatement of the existing 1995 Long-Term Incentive Plan of the Trust (as so amended and restated, the "Trust LTIP") and the Corporation Board is proposing for approval by the stockholders of the Corporation the amendment and restatement of the existing 1995 Long-Term Incentive Plan of the Corporation (as so amended and restated, the "Corporation LTIP"). The Trust LTIP and the Corporation LTIP (together, the "Incentive Plans") are separate plans under which separate grants of awards ("Awards") may be granted. Reference is made to Annexes D and E to this Joint Proxy Statement for the complete text of each of the Incentive Plans, which are summarized below.

     The purposes of each Incentive Plan are (i) to align the interests of the shareholders of the Trust or the stockholders of the Corporation, as the case may be, and recipients of awards under such Incentive Plan by increasing the proprietary interest of such recipients in the growth and success of the Trust and the Corporation and (ii) to advance the interests of the Trust and the Corporation by attracting and retaining officers, key employees, consultants and advisers, as well as qualified persons for service as Trustees or Directors, as the case may be. Under each Incentive Plan, non-qualified stock options, "incentive stock options" (within the meaning of Section 422 of the Code), stock awards and performance awards may be granted.

     The primary objective of the Trust Board and the Corporation Board with respect to executive compensation is to establish programs which attract and retain key managers and align the compensation received by executive officers and other employees with the overall business strategies, values, performance and financial condition of Starwood Hotels and to the achievement of individual performance goals. To this end, the Trust Board and the Corporation Board have each endorsed an executive compensation philosophy which includes the following considerations:

     - A "pay-for-performance" orientation that differentiates compensation results based upon corporate and individual performance;

     - An emphasis on stock incentives which vest over time as a significant component of total compensation in order to more closely align the interests of Starwood Hotels' executives and other employees with the long-term interests of the shareholders;

     - An emphasis on total compensation vs. cash compensation, which motivates and rewards Starwood Hotels' executives and other employees with total compensation (including incentive programs) at or above competitive levels if performance is superior;

     - Recognition that as an executive's level of responsibility increases, a greater portion of the total compensation opportunity should be based upon stock and other performance incentives and less on salary and employee benefits;

     - An appropriate mix of short-term and long-term compensation which facilitates retention of talented executives who may have other opportunities and encourages stock ownership and capital accumulation by executives and other employees; and

     - An appropriate distribution of Awards to senior executives and other members of Starwood Hotels' management team, and the expansion of the distribution of Awards to include property-level executives and other personnel.

     As of October 30, 1998, an aggregate of 17,753,631 Paired Shares have been issued or granted under the Incentive Plans, and 9,674,630 Paired Shares are currently available for issuance under the Incentive Plans.

     For purposes of this section, the term "Paired Share" refers to a Paired Share if prior to the Effective Time and to a Unit if after the Effective Time.

PROPOSED AMENDMENTS

     The Trust Board and the Corporation Board each believe that the current Incentive Plans have enabled the Trust and the Corporation to provide compensation packages including long-term incentive awards to their respective officers, key employees, Trustees and Directors that have better served the goals of aligning the interests of such persons with those of the shareholders and stockholders and advancing the interests of the Trust and the Corporation by attracting and retaining qualified persons to serve as officers, key employees, trustees and directors.

     The adoption of the Trust LTIP Amendment and Restatement and the Corporation LTIP Amendment and Restatement would provide that, unless provided in the agreement relating to a Starwood Option, upon the voluntary termination of a holder's employment or service as a consultant or advisor, each Starwood Option held by such holder will be exercisable only to the extent that such Starwood Option was exercisable on the effective date of such termination of employment or service and shall be exercisable for thirty days after such termination (or until the expiration date of such Starwood Option, if earlier). Unless otherwise agreed in the context of a particular grant, upon the involuntary termination of employment or service, each Starwood Option held by such holder will be exercisable only to the extent that such Starwood Option was exercisable on the effective date of such termination of employment or service and shall be exercisable for three months after such termination (or until the expiration date of such Starwood Option, if earlier).

     In addition, the adoption of the Corporation LTIP Amendment and Restatement would include under the Corporation LTIP the grant of 300,000 Restricted Stock Units, vesting 120 days after June 1, 1998, and certain premium-priced Starwood Options to Richard D. Nanula in connection with the commencement of his employment as the President and Chief Executive Officer of the Corporation. The fair market value of a Paired Share on the date of grant of these options was $50.75 and the last sale price on December 2, 1998 was $28.63. Such Starwood Options include (i) a Starwood Option to purchase 600,000 Paired Shares at an exercise price of $53.2875 per Paired Share, (ii) a Starwood Option to purchase 400,000 Paired Shares at an exercise price of $53.2875 per Paired Share, (iii) a Starwood Option to purchase 1,000,000 Paired Shares at an exercise price of $55.825 per Paired Share, (iv) a Starwood Option to purchase 500,000 Paired Shares at an exercise price of $63.4375 per Paired Share and (v) a Starwood Option to purchase 500,000 Paired Shares at an exercise price of $76.125 per Paired Share. Each such Starwood Option vests in 48 equal monthly installments beginning on May 1, 1998 provided that Mr. Nanula is still employed by the Corporation on such monthly vesting date, terminates one year (two years in certain circumstances) after the termination of Mr. Nanula's employment and in all events expires ten years after the date of grant.

     The Trust and the Corporation are not proposing to change the aggregate number of Paired Shares with respect to which Starwood Options or Restricted Stock Awards may be made, but are substituting for the formula (set forth in the current Incentive Plans) by which the number of Paired Shares available is determined, the number obtained by applying such formula.

DESCRIPTION OF THE PLANS

     Administration. Each Incentive Plan is administered by a committee of the applicable Board (the "Committee") consisting of two or more trustees or directors who are not eligible to receive discretionary awards under such Incentive Plan or any other plan of the Trust or the Corporation, as the case may be, or any of its affiliates, and, at the election of the applicable Board, are "outside directors" within the meaning of Section 162(m) of the Code. Each Incentive Plan may be amended by the applicable Board at any time, subject to any requirement of shareholder approval required by applicable law, rule or regulation and provided that no amendment may be made without shareholder approval if such amendment would, among other things, (i) change the persons eligible to participate in such Incentive Plan or (ii) change the maximum number of Paired Shares available under such Incentive Plan.

     Stock Options -- General. Pursuant to the Incentive Plans and the Pairing Agreement, each option to purchase Corporation Shares shall be granted together with an option to purchase an equal number of Trust Shares (after the Effective Time, Class B Shares) (together, a "Starwood Option"). Each Committee will determine the conditions to the exercisability of a Starwood Option granted under the Incentive Plan which such Committee administers. Upon exercise of a Starwood Option, including a Starwood Option which is comprised in part of an "incentive stock option" within the meaning of Section 422 of the Code (an "Incentive Starwood Option"), the purchase price may be paid in cash or by delivery of previously owned Paired Shares. Certain terms of a Starwood Option (including certain terms relating to the exercisability of a Starwood Option described below) may be modified in the agreement entered into in connection with the grant of such Starwood Option. Without the approval by the shareholders of the Trust and the stockholders of the Corporation, outstanding Starwood Options may not be amended to reduce their exercise price.

     Starwood Options. The number of Paired Shares subject to a Starwood Option, the exercise price per Paired Share (which may not be less than the fair market value of a Paired Share on the date of grant) and the period for the exercise of a Starwood Option will be determined by the applicable Committee; provided that no Incentive Starwood Option will be exercisable more than ten years after its date of grant, unless the recipient of the Incentive Starwood Option owns greater than ten percent of the voting power of (i) all classes of shares of beneficial interest in the Trust (in the case of an Incentive Starwood Option granted under the Trust LTIP) or (ii) all classes of stock of the Corporation (in the case of an Incentive Starwood Option granted under the Corporation LTIP), as the case may be (a "ten percent holder"), in which case the Incentive Starwood Option will be exercisable for no more than five years after its date of grant; and provided further that the exercise price of an Incentive Starwood Option will not be less than the fair market value of a Paired Share on the date of grant of such Starwood Option, except that if the recipient of the Incentive Starwood Option is a ten percent holder, the exercise price will be the price required by the Code, currently 110% of fair market value.

     Unless otherwise agreed in the context of a particular grant, in the event of the termination of employment or service of a holder by reason of death or disability, each Starwood Option will become fully vested and will be exercisable for a period of one year after the date of such termination, but in no event after the expiration of such Starwood Option. In the event of the termination of employment or service of a holder for cause, each Starwood Option will terminate on the date of such termination. In the event of the voluntary termination of employment or service of a holder, each Starwood Option, to the extent exercisable on the effective date of such holder's termination of employment or service, may thereafter be exercised for a period of thirty days after the date of such termination, but in no event after the expiration of such Starwood Option. In the event of the termination of employment or service of a holder for any other reason, each Starwood Option, to the extent exercisable on the termination date, may thereafter be exercised for a period of three months after the date of such termination, but in no event after the expiration of such Starwood Option. If a holder of a Starwood Option dies during the one-year period following termination of employment or service by reason of disability, during the thirty-day period following the voluntary termination of employment or service, or during the three-month period following termination of employment or service for any other reason, each Starwood Option may thereafter be exercised, to the extent exercisable on the date of the holder's death, for a period of thirty days, in the case of voluntary termination, or three months, in any other case, from the date of death (no less than one year after termination of employment or service if the holder's termination was by reason of disability) but in no event after the expiration of such Starwood Option.

     Restricted Stock Awards. Each Committee will determine the conditions, if any, to which a Restricted Stock Award shall be subject. The terms of each such award, including the performance measures (if any) and restriction period applicable to the award, will be set forth in the agreement relating to such award. Unless otherwise set forth in the agreement relating to a Restricted Stock Award, the holder of such award shall have all rights of a stockholder of the Corporation and shareholder of the Trust, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Paired Shares.

     Unless otherwise set forth in the agreement relating to a Restricted Stock Award, in the event of termination of employment or service by reason of death, disability or involuntary termination by Starwood Hotels without cause, the restriction period terminates and the performance measures, if any, are to be computed through the date of such termination. Unless otherwise set forth in the agreement relating to a Restricted Stock Award, in the event of termination of employment or service for any reason other than death, disability or involuntary termination without cause, the portion of such award that is subject to a restriction period on the date of such termination shall be forfeited.

     Performance Awards. Each Committee will determine the terms and conditions, if any, to which an award of a right, contingent upon the attainment of specified performance measures within a specified performance period, to receive a payment in cash (a "Performance Award") shall be subject. Performance Awards may be granted only in tandem with Starwood Options concurrently or previously granted under the applicable Incentive Plan and will apply to all or such portion of the Paired Shares subject to such Starwood Options as designated by the Committee. The performance period and performance measures applicable to any Performance Award will be designated by the applicable Committee, but in the absence of such designation, the performance period will be the five-year period commencing on August 12, 1996 and the performance measures will be a 15% per annum compounded increase in the fair market value of an investment in Paired Shares on August 12, 1996 at the then fair market value per Paired Share plus all dividends and distributions paid with respect to Paired Shares subsequent to such date and assuming reinvestment in additional Paired Shares of all such dividends and distributions (the "Base Performance Measure"). Performance Awards will vest upon satisfaction of the performance measures for the specified performance period and will be settled in cash to the extent that both the applicable Starwood Option has been exercised and the performance period has expired. The cash amount will be the sum (without interest or compounding) of all dividends and distributions per Paired Share during the performance period and thereafter through the date of any subsequent exercise of the applicable Starwood Options multiplied by the number of Paired Shares purchased upon exercise of the applicable Starwood Options.

     Unless otherwise agreed in the context of a particular grant, in the event of termination of employment or service by reason of death, disability or involuntary termination by Starwood Hotels without cause, the performance period will be deemed to expire on the date of such termination and the performance measures will be computed for the performance period through such date and the Performance Award settled within ten days thereafter or, if later, when the applicable Starwood Options are exercised. In the event of termination of employment or service for any reason other than death, disability or involuntary termination without cause, the Performance Award shall be canceled.

     In the event of a change of control, Starwood Options will immediately become fully exercisable for their remaining term and Restricted Stock Awards under the Incentive Plans will immediately vest in full. In addition, in the event of a change of control, the performance period for Performance Awards will expire and the performance measures will be computed through the date of such change of control and the applicable Performance Award will be settled on the date of such change in control or, if later, upon exercise of the applicable Starwood Options. The ITT Merger constituted a change in control under the Incentive Plans. Accordingly, at the effective time of the ITT Merger, all outstanding Starwood Options became fully exercisable for their remaining terms (and the performance period for any related Performance Award expired and performance measures were computed through the date of the ITT Merger) and all outstanding Restricted Stock Awards vested in full, except for those Starwood Options and Restricted Stock Awards for which the related agreements (or other agreements) provided otherwise.

     Trustee and Director Options and Paired Share Awards. On June 30 of each year, each non-employee Trustee and Director is automatically granted non-qualified Starwood Options to purchase 4,500 Paired Shares at an exercise price per Paired Share equal to the fair market value of a Paired Share on the date of grant. Such Starwood Options are fully exercisable on the date of grant and expire ten years after the date of grant (notwithstanding termination of service as a Trustee or Director, as the case may be, for any reason prior to ten years after the date of grant). If a Trustee or Director dies while a Starwood Option granted to such Trustee or Director is outstanding, such Starwood Option may be exercised until and including the expiration date of the Starwood Option.

     During each calendar year, each non-employee Trustee and Director (other than a Trustee or Director only of a subsidiary of the Trust or the Corporation) on the last day of March, June, September and December will be awarded, on a current or deferred basis at the election of each Trustee and Director, a number of Paired Shares equal to one-quarter of $50,000 divided by the fair market value of a Paired Share on the immediately preceding December 31; provided that the number of Paired Shares issued in payment of such Annual Fee may be reduced, to the extent that such Trustee or Director indicates an advance election to receive cash (of no more than $25,000) in lieu of Paired Shares.

AWARDS GRANTED UNDER THE INCENTIVE PLANS

     The following table sets forth the number of Paired Shares underlying Starwood Options that were granted on April 15, 1998 subject to the approval of the Corporation LTIP Amendment and Restatement by the stockholders of the Corporation. The following table does not include discretionary grants of Awards made under the existing Incentive Plans or non-discretionary grants to non-employee Trustees and Directors the provisions for which would not be amended in the Trust LTIP Amendment and Restatement or the Corporation LTIP Amendment and Restatement.

                                                             NUMBER OF PAIRED      NUMBER OF PAIRED
                                                             SHARES UNDERLYING    SHARES CONSTITUTING
                     NAME AND POSITION                        PAIRED OPTIONS         OTHER AWARDS
                     -----------------                       -----------------    -------------------
Awards Granted Under Trust LTIP
     Barry S. Sternlicht...................................        0                   0
     Gary M. Mendell.......................................        0                   0
     Ronald C. Brown.......................................        0                   0
     Steven R. Goldman.....................................        0                   0
     All Current Executive Officers of the Trust, as a
       Group...............................................        0                   0
     All Current Trustees who are not Executive Officers of
       the Trust, as a Group...............................        0                 10,880   (1)
     All Employees of the Trust, including all Current
       Officers who are not Executive Officers of the
       Trust, as a Group...................................        0                   0
Awards Granted Under Corporation LTIP
     Eric A. Danziger......................................        0                   0
     Theodore W. Darnall...................................        0                   0
     Steven R. Goldman.....................................        0                   0
     Alan M. Schnaid.......................................        0                   0
     All Current Executive Officers of the Corporation, as
       a Group.............................................    2,400,000  (2)          0
     All Current Directors who are not Executive Officers
       of the Corporation, as a Group......................        0                 12,240   (1)
     All Employees of the Corporation, including all
       Current Officers who are not Executive Officers of
       the Corporation, as a Group.........................        0                   0

---------------
(1) Assumes that no Trustee or Director elected to receive cash in lieu of Paired Shares in connection with the annual fee of $50,000, which is payable in four equal installments of Paired Shares (or up to one half of which may be paid in cash at the election of the Trustee or Director).

(2) Includes the following premium-priced (over the fair market value of a Paired Share on the date of grant of $50.75) Starwood Options granted to Richard D. Nanula, the President and Chief Executive Officer of the
    Corporation: (i) a Starwood Option to purchase 400,000 Paired Shares at an exercise price of $53.2875 per Paired Share, (ii) a Starwood Option to purchase 1,000,000 Paired Shares at an exercise price of $55.825 per Paired Share, (iii) a Starwood Option to purchase 500,000 Paired Shares at an exercise price of $63.4375 per Paired Share and (iv) a Starwood Option to purchase 500,000 Paired Shares at an exercise price of $76.125 per Paired Share. Each Starwood Option vests in 48 equal monthly installments beginning on May 1, 1998 provided that the holder is still employed by the Corporation on such monthly vesting date.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the U.S. federal income tax consequences of awards made under each Incentive Plan.

     Starwood Options. A participant will not recognize any income upon the grant of a Starwood Option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for Starwood Hotels employees) upon exercise of a non-qualified Starwood Option equal to the excess of the fair market value of the Paired Shares purchased over the exercise price, and the Corporation or the Trust, as the case may be, will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an Incentive Starwood Option, in the case of an Incentive Starwood Option granted before the Restructuring, to the extent such option is an option to purchase shares of the participant's employer, and provided that the Incentive Starwood Option is exercised either while the participant is an employee of the Corporation or the Trust, as the case may be, or within 3 months (one year if the participant is disabled within the meaning of Section 22(c)(3) of the Code) following the participant's termination of employment. If shares acquired by such exercise of an Incentive Starwood Option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Corporation or the Trust, as the case may be, will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of (i) the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over (ii) the exercise price, and the Corporation or the Trust, as the case may be, will be entitled to a corresponding deduction.

     Restricted Stock Awards. A participant will not recognize taxable income at the time of the grant of a Restricted Stock Award, and the Corporation or the Trust, as the case may be, will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at the time such Restricted Stock Award is granted. If such election is not made, the participant will recognize taxable income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the Paired Shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by a participant by making the above-described election or upon the lapse of the restrictions is deductible by the Corporation or Trust, as the case may be, as compensation expense, except to the extent the limit of Section 162(m) of the Code applies. In addition, a participant receiving dividends with respect to Paired Shares subject to a Restricted Stock Award for which the above-described election has not been made and prior to the time the restrictions lapse will recognize taxable compensation (subject to income tax withholding for Starwood Hotels employees), rather than dividend income, in an amount equal to the dividends paid and the Corporation or Trust, as the case may be, will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) of the Code applies.

     Performance Awards. A participant will not recognize taxable income upon the grant of a Performance Award, and the Corporation or Trust, as the case may be, will not be entitled to a tax deduction at such time. Upon the settlement of a Performance Award, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for Starwood Hotels employees) in an amount equal to the cash paid to the participant, and the Corporation or Trust, as the case may be, will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) of the Code applies.

RECOMMENDATIONS

     THE TRUST BOARD RECOMMENDS THAT SHAREHOLDERS OF THE TRUST VOTE FOR APPROVAL OF THE TRUST LTIP AMENDMENT AND RESTATEMENT AND THE CORPORATION BOARD RECOMMENDS THAT STOCKHOLDERS OF THE CORPORATION VOTE FOR APPROVAL OF THE CORPORATION LTIP AMENDMENT AND RESTATEMENT.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Trust and the Corporation, as of the Record Date, no person "beneficially owned" 5% or more of the Paired Shares, except as follows. In general, "beneficial ownership" includes those shares a person or entity has the power to vote, or the power to transfer, and stock options that are exercisable currently or become exercisable within 60 days.

                                                                  AMOUNT          PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                        BENEFICIALLY OWNED     CLASS(1)
------------------------------------                        ------------------    ----------
Starwood Capital Group, L.L.C.,
its affiliated entities and Barry S. Sternlicht...........      11,050,083(2)        5.9%(2)
Three Pickwick Plaza, Suite 250
Greenwich, CT 06830
FMR Corp. ................................................       6,589,082(3)        3.8%(3)
82 Devonshire Street
Boston, MA 02109

-------------------------
(1) Based on the number of Paired Shares outstanding on the Record Date.

(2) Based on information in Amendment No. 2 to Schedule 13D dated December 31, 1996 filed by Starwood Capital, Barry S. Sternlicht, BSS Capital Partners, L.P., Sternlicht Holdings II, Inc., Harveywood Hotel Investors, L.P., Starwood Hotel Investors II-L.P., Starwood Opportunity Fund II, L.P. and Firebird Consolidated Partners, L.P. (collectively, the "Starwood Partners"), and additional information provided to Starwood Hotels, Mr. Sternlicht may be deemed to beneficially own, directly or through entities controlled by him, 477,069 Paired Shares and may be deemed to have either sole or shared power to vote and dispose of such Paired Shares. Mr. Sternlicht may also be deemed to beneficially own 2,579,500 Paired Shares subject to presently exercisable options. Mr. Sternlicht holds, directly or through trusts created by him for the benefit of members of his family, Partnership Units that are exchangeable for an aggregate of 508,120 Paired Shares. Starwood Partners may be deemed to hold shares of Class A EPS and Class B EPS that are exchangeable for an aggregate of 4,014,809 Paired Shares, and Partnership Units that are exchangeable for an aggregate of 3,470,585 Paired Shares. The amount beneficially owned and the percent of class calculated assumes that Starwood Capital, its affiliated entities and Mr. Sternlicht exchange Partnership Units for Paired Shares to the maximum extent permitted within the Ownership Limit.

(3) Based on information contained in Amendment No. 2 to Schedule 13G dated February 14, 1998, filed with respect to the Trust, 5,962,833 Paired Shares are held by Fidelity Management & Research Company, a wholly owned subsidiary of FMR Corp. ("FMRC"), and 626,249 Paired Shares are held by Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp. ("FMTC"). FMR Corp. has sole voting power with respect to 626,249 Paired Shares and dispositive power with respect to 6,589,082 Paired Shares.

    The amount beneficially owned and the percent of class calculated do not include 11,159,400 shares of common stock, no par value ("ITT Shares"), of ITT held by FMRC and 363,622 ITT Shares held by FMTC (as reported in Amendment No. 3 to Schedule 13G dated February 14, 1998, filed with respect to ITT), constituting approximately 9.8% of the ITT Shares outstanding on February 23, 1998. Pursuant to the ITT Merger, the former stockholders of ITT received cash and an aggregate of 126,716,121 Paired Shares upon consummation of the ITT Merger on February 23, 1998. Starwood Hotels believes the number of Paired Shares issued to FMR Corp. in connection with the ITT Merger to be at least 10,673,476. Such Amendment No. 3 also reports that FMR Corp. had sole voting power with respect to 287,922 ITT Shares and dispositive power with respect to 11,523,022 ITT Shares. Based on additional information provided to Starwood Hotels, these ITT Shares were held by various distinct entities no one of which, directly or by attribution, held in excess of 8.0% of the outstanding ITT Shares.

TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

     The following table sets forth the beneficial ownership of Paired Shares as of the Record Date, by each Trustee and each executive officer of the Trust named in the Summary Compensation Table who owns Paired Shares and by all Trustees and current executive officers of the Trust as a group. Except as otherwise provided below, each beneficial owner has sole voting and investment power with respect to all Paired Shares beneficially owned.

                                                                AMOUNT            PERCENT OF
NAME OF BENEFICIAL OWNER                                  BENEFICIALLY OWNED       CLASS(1)
------------------------                                  ------------------      ----------
Ronald C. Brown.........................................         131,806(2)              (3)
Jean-Marc Chapus........................................          31,837(4)              (3)
Bruce W. Duncan.........................................          42,499(5)              (3)
Steven R. Goldman.......................................         234,616(6)              (3)
Madison F. Grose........................................         219,331(7)              (3)
Gary M. Mendell.........................................         935,612(8)              (3)
George J. Mitchell......................................           7,410(9)              (3)
Roger S. Pratt..........................................       4,539,344(10)         2.6%
Stephen R. Quazzo.......................................          34,784(11)             (3)
Stuart M. Rothenberg....................................       4,404,855(12)         2.4%
Barry S. Sternlicht.....................................      11,050,083(13)         5.9%
Raymond S. Troubh.......................................          15,535(14)             (3)
All Trustees and executive officers as a group (10
  persons)..............................................      20,580,294(15)        10.7%

-------------------------
 (1) Based on the number of Paired Shares outstanding on the Record Date, including any exercise of options to purchase Paired Shares or any exchange of Class A EPS, Class B EPS or Partnership Units for Paired Shares.

 (2) Includes 85,500 Paired Shares subject to presently exercisable options. In March 1998, Mr. Brown resigned as an executive officer of the Trust to become an executive officer of the Corporation.

 (3) Less than 1%.

 (4) Includes 27,000 Paired Shares subject to presently exercisable options.

 (5) Includes 27,000 Paired Shares subject to presently exercisable options.

 (6) Includes 171,500 Paired Shares subject to presently exercisable options and Partnership Units that are exchangeable for 22,616 Paired Shares.

 (7) Includes 124,500 Paired Shares subject to presently exercisable options, Class A EPS and Class B EPS that are exchangeable for an aggregate of 3,223 Paired Shares, and Partnership Units that are exchangeable for an aggregate of 43,299 Paired Shares. Also includes Class A EPS and Class B EPS that are exchangeable for an aggregate of 25,990 Paired Shares and Partnership Units that are exchangeable for an aggregate of 2,382 Paired Shares, all owned by Mr. Grose's wife.

 (8) As of March 1998, the date Mr. Mendell resigned as an officer of the Trust, Mr. Mendell's beneficial ownership of Paired Shares included 300,000 Paired Shares subject to exercisable options and Partnership Units that were exchangeable for an aggregate of 599,112 Paired Shares, as well as Partnership Units owned by a limited partnership of which Mr. Mendell was general partner that were exchangeable for 36,500 Paired Shares.

 (9) Includes 7,410 Paired Shares subject to presently exercisable options.

(10) Includes 9,000 Paired Shares subject to presently exercisable options. Also includes 2,776,337 Paired Shares and Partnership Units that are exchangeable for an aggregate of 1,754,007 Paired Shares, all of which are beneficially owned by Prudential on behalf of Prudential Property Investment Separate Account II ("PRISA II"); by virtue of his investment control over PRISA II, Mr. Pratt may be deemed to have an indirect pecuniary interest in these Partnership Units and Paired Shares. Does not include Paired Shares held by Prudential on behalf of other accounts.

(11) Includes 27,000 Paired Shares subject to presently exercisable options, 7,087 Paired Shares owned by a trust of which Mr. Quazzo is settlor and over which he shares investment control, and 397 Paired Shares owned by a trust of which Mr. Quazzo's wife is settlor and over which she exercises some investment control.

(12) Includes 6,719 Paired Shares subject to presently exercisable options (all of which are held for the benefit of The Goldman Sachs Group, L.P. ("GSG"), pursuant to an agreement between Mr. Rothenberg and GSG). Also includes 6,719 Paired Shares subject to presently exercisable options held for the benefit of GSG by Barry S. Volpert, a Director of the Corporation, Class A EPS and Class B EPS that are exchangeable for an aggregate of 4,188,035 Paired Shares and Partnership Units that are exchangeable for an aggregate of 194,861 Paired Shares, all of which, together with an additional 8,521 Paired Shares, may be deemed to be owned by Goldman Sachs and GSG through certain investment partnerships; Mr. Rothenberg is a managing director of Goldman Sachs and may be deemed to have an indirect pecuniary interest in such securities. Mr. Rothenberg has disclaimed beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(13) See Note (2) under "Certain Beneficial Owners" above. Includes (i) 477,069 Paired Shares that may be deemed to be beneficially owned by Mr. Sternlicht, either directly or through entities controlled by him; (ii) 2,579,500 Paired Shares subject to presently exercisable options; (iii) Class A EPS and Class B EPS that may be deemed to be beneficially owned by Mr. Sternlicht, either directly or through entities controlled by him, and that are exchangeable for an aggregate of 4,014,809 Paired Shares; and (iv) Partnership Units that may be deemed to be beneficially owned by Mr. Sternlicht, either directly or through entities controlled by him, and that are exchangeable for an aggregate of 3,978,705 Paired Shares. Mr. Sternlicht has disclaimed beneficial ownership of all such Paired Shares, Class A EPS, Class B EPS and Partnership Units except to the extent of his actual pecuniary interest therein. By virtue of his service as both a Trustee of the Trust and a Director of the Corporation, Mr. Sternlicht's Paired Shares, options to purchase Paired Shares, Class A EPS, Class B EPS and Partnership Units are listed and totaled both here and in the chart below.

(14) Includes 5,535 Paired Shares subject to presently exercisable options.

(15) Includes 2,991,883 Paired Shares that may be acquired upon the exercise of presently exercisable options, 8,232,057 Paired Shares issuable upon the exchange of Class A EPS and Class B EPS and 5,995,870 Paired Shares issuable upon the exchange of Partnership Units.

DIRECTORS AND EXECUTIVE OFFICERS OF THE CORPORATION

     The following table sets forth the beneficial ownership of Paired Shares as of the Record Date, by each Director and each executive officer of the Corporation named in the Summary Compensation Table who owns Paired Shares and by all Directors and current executive officers of the Corporation as a group. Except as otherwise provided below, each beneficial owner has sole voting and investment power with respect to all Paired Shares beneficially owned.

                                                           NUMBER OF SHARES       PERCENT OF
NAME OF BENEFICIAL OWNER                                  BENEFICIALLY OWNED       CLASS(1)
------------------------                                  ------------------      ----------
Brenda C. Barnes........................................           6,535(2)              (3)
Juergen Bartels.........................................         566,166                 (3)
Eric A. Danziger........................................         400,222(4)              (3)
Theodore W. Darnall.....................................         206,783(5)              (3)
Jonathan D. Eilian......................................         128,837(6)              (3)
Bruce M. Ford...........................................          28,834(7)              (3)
Graeme W. Henderson.....................................          29,902(8)              (3)
Earle F. Jones..........................................          36,084(9)              (3)
Michael A. Leven........................................          28,337(10)             (3)
Richard D. Nanula.......................................         399,518(11)             (3)
Alan M. Schnaid.........................................          30,250(12)             (3)
Daniel H. Stern.........................................         113,965(13)             (3)
Barry S. Sternlicht.....................................      11,050,083(14)         5.9%
Barry S. Volpert........................................       4,404,855(15)         2.4%
Daniel W. Yih...........................................          32,761(16)             (3)
All Directors and executive officers as a group (15
  persons)..............................................      17,246,074(17)         9.0%

-------------------------
 (1) Based on the number of Paired Shares outstanding on the Record Date, including any exercise of options to purchase Paired Shares or any exchange of Class A EPS, Class B EPS or Partnership Units for Paired Shares.

 (2) Includes 5,535 Paired Shares subject to presently exercisable options.

 (3) Less than 1%.

 (4) As of February 1998, the date Mr. Danziger resigned as an officer of the Corporation, Mr. Danziger's beneficial ownership of Paired Shares included 300,000 Paired Shares subject to exercisable options.

 (5) Includes 160,000 Paired Shares subject to presently exercisable options.

 (6) Includes 124,500 Paired Shares subject to presently exercisable options.

 (7) Includes 27,000 Paired Shares subject to presently exercisable options and 86 Paired Shares owned by Mr. Ford's wife.

 (8) Includes 27,000 Paired Shares subject to presently exercisable options.

 (9) Includes 16,749 Paired Shares subject to presently exercisable options.

(10) Includes 27,000 Paired Shares subject to presently exercisable options.

(11) Includes 87,500 Paired Shares subject to presently exercisable options, 300,000 Paired Shares subject to a grant of restricted stock units and 100 Paired Shares owned by Mr. Nanula's wife.

(12) Includes 30,250 Paired Shares subject to presently exercisable options.

(13) Includes 27,000 Paired Shares subject to presently exercisable options and Partnership Units exchangeable for an aggregate of 86,965 Paired Shares.

(14) See Note (2) under "Certain Beneficial Owners" above. Includes (i) 477,069 Paired Shares that may be deemed to be beneficially owned by Mr. Sternlicht, either directly or through entities controlled by him; (ii) 2,579,500 Paired Shares subject to presently exercisable options; (iii) Class A EPS and Class B EPS that may be deemed to be beneficially owned by Mr. Sternlicht, either directly or through entities controlled by him, and that are exchangeable for an aggregate of 4,014,809 Paired Shares; and (iv) Partnership Units that may be deemed to be beneficially owned by Mr. Sternlicht, either directly or through entities controlled by him, and that are exchangeable for an aggregate of 3,978,705 Paired Shares. Mr. Sternlicht has disclaimed beneficial ownership of all such Paired Shares, Class A EPS, Class B EPS, Partnership Units except to the extent of his actual pecuniary interest therein. By virtue of his service as both a Director of the Corporation and a Trustee of the Trust, Mr. Sternlicht's Paired Shares, options to purchase Paired Shares, Class A EPS, Class B EPS and Partnership Units are listed and totaled both here and above.

(15) Includes 6,719 Paired Shares subject to presently exercisable options (all of which are held for the benefit of GSG pursuant to an agreement between Mr. Volpert and GSG). Also includes 6,719 Paired Shares subject to presently exercisable options held for the benefit of GSG by Stuart M. Rothenberg, a Trustee of the Trust, Class A EPS and Class B EPS that are exchangeable for an aggregate of 4,188,035 Paired Shares and Partnership Units that are exchangeable for an aggregate of 194,861 Paired Shares, all of which, together with an additional 8,521 Paired Shares, may be deemed to be owned by Goldman Sachs and GSG through certain investment partnerships; Mr. Volpert is a managing director of Goldman Sachs and may be deemed to have an indirect pecuniary interest in such securities. Mr. Volpert has disclaimed beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(16) Includes 27,000 Paired Shares subject to presently exercisable options.

(17) Includes 3,281,122 Paired Shares that may be acquired upon the exercise of presently exercisable options, 300,000 Paired Shares subject to a grant of restricted stock units, 8,202,844 Paired Shares issuable upon the exchange of Class A EPS and Class B EPS and 4,260,531 Paired Shares issuable upon the exchange of Partnership Units.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The Trust. The following table provides the before-tax compensation for Barry S. Sternlicht, Chief Executive Officer of the Trust, and for each other person who served as an executive officer of the Trust during the year ended December 31, 1997.

                           SUMMARY COMPENSATION TABLE

                                                              LONG-TERM COMPENSATION
                                                            ---------------------------
                                                            RESTRICTED
                                     ANNUAL COMPENSATION      STOCK        SECURITIES
                                    ---------------------    AWARD(S)      UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR   SALARY($)   BONUS($)      ($)(1)      OPTIONS(#)(2)   COMPENSATION($)
---------------------------  ----   ---------   ---------   ----------    -------------   ---------------
Barry S. Sternlicht          1997    307,500    2,650,000                     400,000
  Chairman and Chief         1996    181,252      250,000    956,250(3)     1,554,000
  Executive Officer          1995     91,667      150,000                     625,500
Gary M. Mendell(4)           1997    319,368                                  300,000
  President
Ronald C. Brown(5)           1997    200,000      250,000                      40,000
  Senior Vice President and  1996    175,000      100,000    540,000(6)        85,500         163,963(7)
  Chief Financial Officer    1995     66,666       65,000                      82,500
Steven R. Goldman(8)         1997    200,000      250,000                      50,000
  Senior Vice President      1996     43,750       75,000    900,000(9)        90,000          44,112(7)

-------------------------
(1) Value is calculated by multiplying the number of shares by the closing market price of the Paired Shares on the date of grant.

(2) For additional information with respect to these options, see "Option Exercises and Holdings" below.

(3) In February 1996, Mr. Sternlicht received Restricted Stock Awards in the form of two warrants to purchase an aggregate of 45,000 Paired Shares at an exercise price of $0.67 per Paired Share. One warrant was exercisable in full on the grant date; the second warrant became exercisable in full in January 1997; and the exercisability of both warrants generally was conditioned upon Mr. Sternlicht's continued employment by the Trust. Mr. Sternlicht exercised both of these warrants in full in 1997, and the restricted stock issued upon these exercises has fully vested. Dividends were paid to Mr. Sternlicht with respect to these Restricted Stock Awards. The value of such Paired Shares at December 31, 1997 was $2,604,375, based on the closing price of a Paired Share on the NYSE on such date ($57.875).

(4) Mr. Mendell became an officer of the Trust in January 1997 and resigned such position in March 1998.

(5) Mr. Brown became an officer of the Trust in July 1995; in March 1998 he resigned this position to become an executive officer of the Corporation.

(6) Mr. Brown was granted a Restricted Stock Award of 22,500 Paired Shares in August 1996. Such Restricted Stock Award was originally scheduled to vest in annual installments during the three years ended August 12, 1999. In accordance with the change of control provisions of the Trust LTIP, upon the consummation of the ITT Merger, such Restricted Stock Award vested in full. Dividends were paid to Mr. Brown with respect to such Restricted Stock Award. As of December 31, 1997, the value of such 22,500 Paired Shares was $1,302,188, based on the closing price of the Paired Shares on the NYSE on such date ($57.875).

(7) Amount shown reflects taxable reimbursement of relocation expenses.

(8) Mr. Goldman became an executive officer of the Trust in September 1996. Prior to September 1996, Mr. Goldman was an officer of the Corporation. For services rendered during 1996, the Corporation paid Mr. Goldman $131,250 in salary and a bonus of $25,000.

(9) Mr. Goldman was granted a Restricted Stock Award of 37,500 Paired Shares in August 1996. Such Restricted Stock Award was originally scheduled to vest in annual installments during the three years ended August 12, 1999. In accordance with the change of control provisions of the Trust LTIP, upon the consummation of the ITT Merger, such Restricted Stock Award vested in full. Dividends were paid to Mr. Goldman with respect to such Restricted Stock Award. As of December 31, 1997, the value of such 37,500 Paired Shares was $2,170,313 based on the closing price of the Paired Shares on the NYSE on such date ($57.875).

     The Corporation. The following table provides the before-tax compensation for Eric A. Danziger, who served as Chief Executive Officer of the Corporation until his resignation in February 1998, and for each other person who served as an executive officer of the Corporation during the year ended December 31, 1997.

                           SUMMARY COMPENSATION TABLE

                                                             LONG-TERM COMPENSATION
                                                           ---------------------------
                                                           RESTRICTED
                                    ANNUAL COMPENSATION      STOCK        SECURITIES
                                    --------------------    AWARD(S)      UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR   SALARY($)   BONUS($)     ($)(1)      OPTIONS(#)(2)   COMPENSATION($)
---------------------------  ----   ---------   --------   ----------    -------------   ---------------
Eric A. Danziger(3)          1997    365,000    375,000
  President and Chief        1996    175,711    150,000    2,455,451(4)     300,000          201,312(5)
  Executive Officer
Theodore W. Darnall(6)       1997    269,000    250,000                      40,000
  Executive Vice-President   1996    191,790    137,500    1,000,011(7)     150,000           41,758(5)
  and Chief Operating
  Officer
Steven R. Goldman(8)         1996    131,250     25,000
  Senior Vice President      1995    114,583     75,000                      69,000           19,800(9)
Alan M. Schnaid              1997    110,000    120,000                      25,000
  Vice President and         1996     85,228     22,500                       9,750           69,918(10)
  Corporate Controller       1995     55,000      8,500                       6,750

-------------------------
 (1) Value is calculated by multiplying the number of shares by the closing market price of the Paired Shares on the date of grant.

 (2) For information with respect to these options, see "Option Exercises and Holdings" below.

 (3) Mr. Danziger became an officer of the Corporation in July 1996 and resigned in February 1998.

 (4) Mr. Danziger was granted a Restricted Stock Award of 100,222 Paired Shares in June 1996. Such Restricted Stock Award was originally scheduled to vest in annual installments over the three years ended June 27, 1999. In accordance with the provisions of Mr. Danziger's employment contract, upon the termination of Mr. Danziger's employment with the Corporation, such Restricted Stock Award vested in full. Dividends were paid to Mr. Danziger with respect to such Restricted Stock Award. As of December 31, 1997, the value of such 100,222 Paired Shares was $5,800,348, based on the closing price of the Paired Shares on the NYSE on such date ($57.875).

 (5) Amount shown reflects taxable reimbursement of relocation expenses.

 (6) Mr. Darnall became an officer of the Corporation in April 1996.

 (7) Mr. Darnall was granted a Restricted Stock Award of 45,283 Paired Shares in April 1996. Such Restricted Stock Award was originally scheduled to vest in annual installments over the three years ended April 26, 1999. In accordance with the change of control provisions of the Corporation LTIP, upon the consummation of the ITT Merger, such Restricted Stock Award vested in full. Dividends were paid to Mr. Darnall with respect to such Restricted Stock Award. As of December 31, 1997, the value of such 45,283 Paired Shares was $2,620,754, based on the closing price of the Paired Shares on the NYSE on such date ($57.875).

 (8) Mr. Goldman resigned as an officer of the Corporation in September 1996, at which time he became an executive officer of the Trust. During 1996, the Trust paid Mr. Goldman $43,750 in salary and a bonus of $75,000, and reimbursed Mr. Goldman on a taxable basis for $44,112 of relocation expenses.

 (9) Amount shown reflects cash paid by the Corporation for housing allowance.

(10) Amount shown reflects $46,635 for relocation allowance and $23,303 for taxable reimbursement of relocation expenses.

OPTION GRANTS

     The following table gives more information on Starwood Options granted during the last fiscal year.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                            INDIVIDUAL GRANTS
                       -----------------------------------------------------------
                                       % OF TOTAL                                   POTENTIAL REALIZABLE VALUE
                        NUMBER OF       OPTIONS/                                    AT ASSUMED ANNUAL RATES OF
                        SECURITIES    SARS GRANTED                                   STOCK PRICE APPRECIATION
                        UNDERLYING    TO EMPLOYEES   EXERCISE                            FOR OPTION TERM*
                         OPTIONS/       IN LAST       PRICE                         --------------------------
NAME                   SARS GRANTED   FISCAL YEAR    ($/SH.)     EXPIRATION DATE       5% ($)       10% ($)
----                   ------------   ------------   --------   ------------------  ------------  ------------
Barry S.                 400,000         23.15        53.00     September 25, 2007   13,332,566    33,787,340
  Sternlicht.........
Ronald C. Brown......     40,000          2.32        53.00     September 25, 2007    1,333,257     3,378,734
Steven R. Goldman....     50,000          2.89        53.00     September 25, 2007    1,666,571     4,223,418
Theodore W.
  Darnall............     40,000          2.32        53.00     September 25, 2007    1,333,257     3,378,734
Alan M. Schnaid......     10,000          0.58        38.50     March 3, 2007           242,124       613,591
                          15,000          0.87        53.00     September 25, 2007      499,971     1,267,025
Gary M. Mendell......    300,000         17.36        37.417    February 14, 2007     7,059,405    17,889,918

-------------------------
* The dollar gains under these columns result from calculations assuming 5% and 10% growth rates as set by the SEC and are not intended to forecast future price appreciation of the Paired Shares. The gains reflect a future value based upon growth at these prescribed rates. Starwood Hotels did not use an alternative formula for a grant date valuation, an approach that would state gains at present, and therefore lower, value. Starwood Hotels is not aware of any formula that will determine with reasonable accuracy a present value based on future unknown or volatile factors.

  It is important to note that options have value to recipients, including the listed executives, only if the price of the Paired Shares advances beyond the grant date price shown in the table during the effective option period.

     The exercise price of each Starwood Option listed in the table above is equal to the fair market value of a Paired Share on the day that option was granted, as provided in the Trust LTIP and Corporation LTIP. Each of the options listed in the table above (other than the option granted to Mr. Mendell) originally was to become exercisable in three equal annual installments commencing on the first anniversary of the option grant date. In accordance with the change of control provisions of the Corporation LTIP, upon consummation of the ITT Merger, the option granted to Mr. Schnaid that expires in March 2007 became immediately exercisable for the full amount of Paired Shares subject to the option. The option granted to Mr. Mendell originally became exercisable as to one-fifth of the shares on each of the second, third and fourth anniversaries of the option grant date, and as to the balance of the shares on the fifth anniversary of the grant date. In accordance with Mr. Mendell's employment agreement with the Trust, upon the termination of his employment with the Trust, the option became exercisable in full.

OPTION EXERCISES AND HOLDINGS

     The following table shows the number and value of stock options (exercised and unexercised) for the executive officers of the Trust and the executive officers of the Corporation named in the Summary Compensation Tables above during the last fiscal year.

                    AGGREGATED OPTION/SAR EXERCISES IN 1997
                      AND DECEMBER 31, 1997 OPTION VALUES

                                                                NUMBER OF SHARES            VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED             IN-THE MONEY
                                                             OPTIONS/SARS AT FISCAL             OPTIONS/SARS
                                                                  YEAR-END (#)            AT FISCAL YEAR-END ($)(*)
                       SHARES ACQUIRED        VALUE        ---------------------------   ---------------------------
NAME                   ON EXERCISE (#)   REALIZED ($)(*)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   ---------------   ---------------   -----------   -------------   -----------   -------------
Barry S.
  Sternlicht.........                                        794,001       1,785,499     30,613,742     50,853,584
Gary M. Mendell......                                              0         300,000              0      6,126,900
Ronald C. Brown......       6,153            139,981          64,847         137,000      2,604,987      3,756,318
Steven R. Goldman....                                         66,500         142,500      2,710,028      3,618,647
Eric A. Danziger.....                                         62,500         237,500      2,083,750      7,983,838
Theodore W.
  Darnall............                                         25,000         165,000        893,918      4,525,660
Alan M. Schnaid......                                          5,500          33,750        212,121        594,601

-------------------------
(*) Value is calculated by subtracting the exercise price from the assumed fair market value of the Paired Shares underlying the option at December 31, 1997 and multiplying the result by the number of shares for which the option is "in the money." Fair market value was calculated based upon the average of the high and low sales prices of a Paired Share as reported by the NYSE at December 31, 1997 ($57.84). There is no assurance that if and when any such option is exercised, the option will have this value.

EMPLOYMENT AND COMPENSATION AGREEMENTS WITH EXECUTIVE OFFICERS

     The Trust. In February 1998, Barry S. Sternlicht and the Trust entered into an amended and restated employment agreement pursuant to which Mr. Sternlicht has agreed to continue to serve as the Chairman and Chief Executive Officer of the Trust until at least December 31, 1999. The amended and restated employment agreement provides that Mr. Sternlicht will receive a minimum annual base salary of $1,000,000 and a guaranteed minimum bonus for 1998 of $1,325,000. In addition, the Trust will purchase for Mr. Sternlicht a $10,000,000 life insurance policy on his life, and will pay to Mr. Sternlicht cash in an amount equal to the amount of any excise tax imposed on him as a result of the accelerated vesting of certain outstanding stock options. Mr. Sternlicht also will receive a cash payment in respect of taxes payable by Mr. Sternlicht as a result of the vesting of the restricted stock award granted in August 1996 to Starwood Capital under the Trust LTIP. In connection with such modifications, Mr. Sternlicht waived the accelerated vesting (as a result of the ITT Merger or the Westin Acquisition) of all awards to him under the Trust LTIP that otherwise would have vested in 1998; such awards accordingly will vest in accordance with their terms, as modified.

     Mr. Sternlicht's employment is terminable by the Trust with or without cause. In the event Mr. Sternlicht's employment by the Trust is terminated by the Trust other than for "cause" or by Mr. Sternlicht for "good reason" (each as defined), the Trust has agreed to pay to Mr. Sternlicht as a severance benefit an amount equal to two times the sum of his annual base salary then in effect plus the average of his bonus pay for the preceding two years. In addition, all then unvested awards made to Mr. Sternlicht under the Trust LTIP will vest in full, subject to certain exceptions.

     In connection with the execution and delivery of the amended and restated employment agreement, the Trust granted to Mr. Sternlicht an option under the Trust LTIP to purchase 2,500,000 Paired Shares, exercisable at $54.6875 per Paired Share (the market value of a Paired Share on the date of grant); this option vests in three equal annual installments, subject generally to Mr. Sternlicht's continued employment by the Trust. Until November 30, 1998, and subject to certain limitations, Mr. Sternlicht is permitted to transfer the right to purchase an aggregate of up to 500,000 of the Paired Shares subject to this option.

     In connection with a 1997 acquisition by Starwood Hotels, Gary M. Mendell and the Trust entered into an employment agreement dated as of January 15, 1997, pursuant to which Mr. Mendell was employed as the President of the Trust and elected as a member of the Trust Board. Pursuant to the employment agreement, Mr. Mendell received a minimum base salary of $365,000 and annual incentive compensation; in addition, he was granted (i) an option to purchase 300,000 Paired Shares exercisable at $37.417 per Paired Share (the market value of a Paired Share on the date of grant), which option vests in five equal annual increments beginning on the second anniversary of the grant date, and (ii) a performance award under the Trust LTIP entitling him to receive all distributions paid on the Paired Shares if certain performance criteria are satisfied over the five-year period ended December 5, 2001. Mr. Mendell's employment by the Trust was terminable by either party with or without cause, and was terminated by Mr. Mendell in March 1998. As a result of such termination, Mr. Mendell is entitled to a payment equal to the sum of his most recent annual base salary plus $255,500 and the immediate vesting of the option and the related performance award.

     As of March 25, 1998, Steven R. Goldman and the Trust entered into a new employment agreement in connection with Mr. Goldman's assuming the new position of Executive Vice President, Acquisitions and Development, for the Trust. Under the new agreement, Mr. Goldman's annual salary will be $325,000, with a bonus to be determined in accordance with a new plan that is expected to be considered by the Trust Board, and an additional retention bonus of one year's salary (at the current base salary level) conditioned upon Mr. Goldman's staying with the Trust at least one year after the closing of the ITT Merger. Mr. Goldman will also receive, conditioned upon Mr. Goldman's staying with the Trust for the same one-year period, a cash payment in respect of taxes payable by Mr. Goldman as a result of the vesting of the Restricted Stock Award granted to Mr. Goldman in August 1996. The Trust also undertakes to recommend to the Option Committee of the Trust Board that Mr. Goldman be granted an option under the Trust LTIP at an exercise price equal to the fair market value of Paired Shares on the date of grant; the option will be for such number of Paired Shares as is determined by the Option Committee and will vest over a three-year period. In addition, the new agreement calls for the Trust to pay (i) Mr. Goldman's reasonable out-of-pocket expenses in connection with his relocation to the Fairfield/Westchester county area, (ii) relocation costs related to a third-party purchase of Mr. Goldman's home in Phoenix to facilitate an expedient relocation and (iii) mortgage duplication expenses for a period not to exceed six months. Mr. Goldman's employment is terminable by the Trust or Mr. Goldman with or without cause. In the event his employment is terminated by the Trust without cause or by Mr. Goldman due to breach by the Trust, Mr. Goldman will be entitled to severance benefits of one year's base salary and the accelerated vesting of all outstanding options. The Trust also has made a five-year, non-interest-bearing loan to Mr. Goldman in the amount of $525,000, which is expected to be secured by a second mortgage on Mr. Goldman's new home in the Fairfield/Westchester county area.

     The Corporation. As of April 1998, Richard D. Nanula and the Corporation entered into an employment agreement pursuant to which Mr. Nanula has agreed to serve as the President and Chief Executive Officer of the Corporation until at least June 1, 2003. The employment agreement provides that Mr. Nanula will receive a minimum annual base salary of $950,000, with a bonus to be determined in 1998 by the Corporation Board and in later years to be determined in accordance with a new bonus plan expected to be considered by the Corporation Board. In addition, the Corporation will purchase for Mr. Nanula a $10,000,000 life insurance policy on his life. The agreement also calls for the Corporation to pay Mr. Nanula's reasonable out-of-pocket expenses in connection with his relocation to the Fairfield/ Westchester county area and any difference between the third-party purchase price and the appraised price of Mr. Nanula's home in California (subject to the right of the Corporation to elect to purchase the home at its appraised value).

     As an inducement to Mr. Nanula's entering into the employment agreement, the Option Committee of the Corporation Board granted to Mr. Nanula a Restricted Stock Unit Award under the Corporation

LTIP of 300,000 Restricted Stock Units. The Corporation agreed to pay to Mr. Nanula an amount equal to dividends or other distributions paid on the Paired Shares subject to such Restricted Stock Unit Award. This award vests 120 days after June 1, 1998.

     In addition, on April 15, 1998, the Option Committee of the Corporation Board granted Mr. Nanula Starwood Options to purchase (i) 600,000 Paired Shares at an exercise price of $53.2875 per Paired Share (which was in excess of the market value of a Paired Share on the date of grant), (ii) 400,000 Paired Shares at an exercise price of $53.2875 per Paired Share; (iii) 1,000,000 Paired Shares at an exercise price of $55.8250 per Paired Share; (iv) 500,000 Paired Shares at an exercise price of $63.4375 per Paired Share; and (v) 500,000 Paired Shares at an exercise price of $76.1250 per Paired Share. These options vest in 48 equal monthly installments beginning on May 1, 1998, subject generally to Mr. Nanula's continued employment by the Corporation. Each option will terminate one year after the termination of Mr. Nanula's employment by the Corporation, except that if his employment is terminated by the Corporation without "cause" or by Mr. Nanula for "good reason," each option will terminate two years after the termination of Mr. Nanula's employment. Each of the options (other than the first for 600,000 Paired Shares) is subject to the approval of the Corporation LTIP Amendment and Restatement by the stockholders of the Corporation. If the approval is not obtained by April 15, 1999, the Corporation has agreed to grant (the "Restorative Grants") to Mr. Nanula (if he is then employed by the Corporation) on each of May 1, 1999 and January 2, 2000 Starwood Options to purchase 900,000 Paired Shares and on January 2, 2001 a Starwood Option to purchase 600,000 Paired Shares, each exercisable at a price equal to the fair market value of a Paired Share on the date of grant and having the same vesting period as the options granted on April 15, 1998 (such that the options will be partially vested on the date of grant and will further vest over the 48 months beginning May 1, 1998). In the event of a change in control of the Corporation, the Restricted Stock Unit Award and the Starwood Options granted to Mr. Nanula shall become fully vested.

     Mr. Nanula's employment is terminable by the Corporation with or without cause. Upon the termination of Mr. Nanula's employment, he will be entitled to receive all Paired Shares subject to the Restricted Stock Unit Award referred to above and all Paired Shares underlying incentive compensation awards. If Mr. Nanula terminates his employment because Mr. Sternlicht has ceased to be Chairman and Chief Executive Officer of the Trust and Mr. Nanula has not approved of Mr. Sternlicht's successor, 50% of the Paired Shares underlying Mr. Nanula's Starwood Options and Restricted Stock Unit Awards shall become vested. If stockholder approval of the Corporation LTIP Amendment and Restatement is not obtained and Mr. Nanula's employment with the Corporation is terminated, Mr. Nanula shall be entitled to receive, upon exercise of an option included in the Restorative Grants, the excess (if any) of the exercise price per Paired Share of the Restorative Grant over the exercise price of its hypothetical equivalent (being in sequential order the options referred to in clauses (ii) through (v) above) multiplied by the number of Paired Shares purchased. If shareholder approval is not obtained and Mr. Nanula's employment is terminated prior to January 2, 2001 by the Corporation without "cause" or by Mr. Nanula for "good reason," and if the market price of a Paired Share (at the earlier of the second anniversary of such termination and the date of the last exercise of Starwood Options granted under Mr. Nanula's employment agreement) exceeds the exercise price per Paired Share with respect to any of the Restorative Grants that has not yet been granted, the Corporation shall also pay Mr. Nanula the excess of the market price over the exercise price multiplied by the number of Paired Shares that would be vested if the Restorative Grant had been made on April 15, 1998 with the 48-month vesting schedule described above.

     As of March 19, 1998, Juergen Bartels and the Corporation entered into an employment agreement in connection with Mr. Bartels's assuming the new position of Chief Executive Officer of the Hotel Group for the Corporation. Under the agreement, Mr. Bartels's annual salary will be $525,000, with a bonus to be determined in accordance with a new bonus plan expected to be considered by the Corporation Board. The Corporation also undertakes to recommend to the Option Committee of the Corporation Board that Mr. Bartels be granted an option under the Corporation LTIP at an exercise price equal to the fair market value of a Paired Share on the date of grant; the option will be for such number of Paired Shares as is determined by the Option Committee and will vest over a three-year period. In addition, the agreement

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

calls for the Corporation to pay (i) Mr. Bartels's reasonable out-of-pocket expenses in connection with his relocation to the Fairfield/Westchester county area and (ii) relocation costs relating to a third-party purchase of Mr. Bartels's home in Seattle to facilitate an expedient relocation. Mr. Bartels's employment is terminable by the Corporation or Mr. Bartels with or without cause. In the event his employment is terminated by the Corporation without cause or by Mr. Bartels due to breach by the Corporation, Mr. Bartels will be entitled to severance benefits of one year's base salary and the accelerated vesting of all outstanding options.

     Eric A. Danziger and the Corporation entered into an employment agreement dated as of June 27, 1996, pursuant to which Mr. Danziger was employed as President and Chief Executive Officer of the Corporation at an annual salary of $365,000 and was guaranteed a minimum bonus of $150,000 for 1996. Mr. Danziger also received an option to purchase up to 187,500 Paired Shares at a price of $24.50 per Paired Share (the fair market value of the Paired Shares on the date of grant) and a restricted stock award of 100,222 Paired Shares. (See "-- The Corporation -- Summary Compensation Table" above.) The Corporation also reimbursed Mr. Danziger for expenses incurred in connection with moving his residence from Dallas, Texas to Phoenix, Arizona, and provided Mr. Danziger with a one-year non-interest-bearing loan for $150,000 secured by a second mortgage on his new residence in Phoenix. This loan was paid in full by Mr. Danziger in February 1998. As a result of the termination of Mr. Danziger's employment in February 1998, Mr. Danziger is entitled to severance benefits of one year's base salary and the immediate vesting of all outstanding options and Restricted Stock Awards.

     As of March 25, 1998, Theodore W. Darnall and the Corporation entered into a new employment agreement in connection with Mr. Darnall's assuming the new position of Executive Vice President of Hotel Operations for the Corporation. Under the new agreement, Mr. Darnall's annual salary will be $350,000, with a bonus to be determined in accordance with the anticipated new bonus plan, and an additional retention bonus of one year's salary (at the current base salary level) conditioned upon Mr. Darnall's staying with the Corporation at least one year after the closing of the ITT Merger. Mr. Darnall will also receive, conditioned upon Mr. Darnall's staying with the Corporation for the same one-year period, a cash payment in respect of taxes payable by Mr. Darnall as a result of the vesting of the Restricted Stock Award originally granted to Mr. Darnall in August 1996. The Corporation also undertakes to recommend to the Option Committee of the Corporation Board that Mr. Darnall be granted an option under the Corporation LTIP at an exercise price equal to the fair market value of a Paired Share on the date of grant; the option will be for such number of Paired Shares as is determined by the Option Committee and will vest over a three-year period. In addition, the new agreement calls for the Corporation to pay (i) Mr. Darnall's reasonable out-of-pocket expenses in connection with his relocation to the Fairfield/Westchester county area and (ii) relocation costs in connection with a third-party purchase of Mr. Darnall's home in Phoenix to facilitate an expedient relocation. Mr. Darnall's employment is terminable by the Corporation or Mr. Darnall with or without cause. In the event his employment is terminated by the Corporation without cause or by Mr. Darnall due to breach by the Corporation, Mr. Darnall will be entitled to severance benefits of one year's base salary and the accelerated vesting of all outstanding options. The Corporation has also made a five-year, non-interest-bearing loan to Mr. Darnall in the amount of $600,000, which is expected to be secured by a second mortgage on Mr. Darnall's new home in the Fairfield/Westchester county area.

     In March 1998, Ronald C. Brown resigned as an officer of the Trust and became an executive officer of the Corporation. As of March 10, 1998, Mr. Brown and the Corporation entered into a new employment agreement in connection with Mr. Brown's assuming the new position of Executive Vice President and Chief Financial Officer for the Corporation. Under the new agreement, Mr. Brown's annual salary will be $325,000, with a bonus to be determined in accordance with the anticipated new bonus plan. Mr. Brown also will receive, conditioned upon Mr. Brown's staying with the Corporation at least one year after the closing of the ITT Merger, a cash payment in respect of taxes payable by Mr. Brown as a result of the vesting of the Restricted Stock Award originally granted to Mr. Brown in August 1996. The Corporation also undertakes to recommend to the Option Committee of the Corporation Board that Mr. Brown be granted an option under the Corporation LTIP at an exercise price equal to the fair market

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

value of a Paired Share on the date of grant; the Starwood Option will be for such number of Paired Shares as is determined by the Option Committee and will vest over a three-year period. Mr. Brown's employment is terminable by the Corporation or Mr. Brown with or without cause. In the event his employment is terminated by the Corporation without cause or by Mr. Brown due to breach by the Corporation, Mr. Brown will be entitled to severance benefits of one year's base salary and the accelerated vesting of all outstanding options.

     As of March 2, 1998, Susan R. Bolger and the Corporation entered into a new employment agreement in connection with Ms. Bolger's assuming the new position of Executive Vice President of Human Resources for the Corporation. Under the new agreement, Ms. Bolger's annual salary will be $300,000, with a bonus to be determined in accordance with the anticipated new bonus plan. For 1998 Ms. Bolger is guaranteed a minimum bonus equal to 50% of her base salary prorated for the calendar year, an additional bonus of $75,000 in respect of calendar year 1997, and an additional retention bonus of one year's salary (at the current base salary level) conditioned upon Ms. Bolger's staying with the Corporation at least one year after the closing of the ITT Merger. Ms. Bolger will also receive, conditioned upon Ms. Bolger's staying with the Corporation for the same one-year period, a cash payment in respect of taxes payable by Ms. Bolger as a result of the vesting of the Restricted Stock Award granted to Ms. Bolger in August 1996. The Corporation also undertakes to recommend to the Option Committee of the Corporation Board that Ms. Bolger be granted an option under the Corporation LTIP at an exercise price equal to the fair market value of a Paired Share on the date of grant; the Starwood Option will be for such number of Paired Shares as is determined by the Option Committee and will vest over a three-year period. In addition, the new agreement calls for the Corporation to pay (i) Ms. Bolger's reasonable out-of-pocket expenses in connection with her relocation to the Fairfield/Westchester county area, (ii) relocation costs in connection with a third-party purchase of Ms. Bolger's home in Phoenix to facilitate an expedient relocation and (iii) mortgage duplication expenses for a period not to exceed six months. Ms. Bolger's employment is terminable by the Corporation or Ms. Bolger with or without cause. In the event her employment is terminated by the Corporation without cause or by Ms. Bolger due to breach by the Corporation, Ms. Bolger will be entitled to severance benefits of one year's base salary and the accelerated vesting of all outstanding options. The Corporation also has made a five-year, non-interest-bearing loan to Ms. Bolger in the amount of $600,000, which is expected to be secured by a second mortgage on Ms. Bolger's new home in the Fairfield/Westchester county area.

     As of April 8, 1998, Alan M. Schnaid and the Corporation entered into a new employment agreement pursuant to which Mr. Schnaid continued to be employed as Vice President and Corporate Controller of the Corporation. Under the new agreement, Mr. Schnaid will receive an annual salary of $200,000, with a bonus to be determined in accordance with the anticipated new bonus plan, and an additional retention bonus of $75,000 conditioned upon Mr. Schnaid's staying with the Corporation at least one year after the closing of the ITT Merger. The Corporation also undertakes to recommend to the Option Committee of the Corporation Board that Mr. Schnaid be granted an option under the Corporation LTIP at an exercise price equal to the fair market value of a Paired Share on the date of grant; the Starwood Option will be for such number of Paired Shares as is determined by the Option Committee and will vest over a three-year period. Mr. Schnaid's employment is terminable by the Corporation or Mr. Schnaid with or without cause. In the event his employment is terminated by the Corporation without cause or by Mr. Schnaid due to breach by the Corporation, Mr. Schnaid will be entitled to severance benefits of one year's base salary and the accelerated vesting of all outstanding options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During early 1997, the Compensation Committee of the Trust Board (the "Trust Compensation Committee") was comprised of Messrs. Sternlicht and Grose and William E. Simms. Mr. Simms resigned from the Trust Board in June 1997. Based on informal discussions, the Trust Compensation Committee made recommendations to the Trust Board regarding the compensation of the Trust's executive officers other than Mr. Sternlicht. The Option Committee of the Trust Board (whose members during 1997 were Messrs. Duncan, Quazzo and (from November
1997) Chapus) made recommendations during 1997 to

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

such Board regarding Mr. Sternlicht's compensation. Based in part on the recommendations of the Trust Compensation Committee and, as to Mr. Sternlicht, the Trust Option Committee, the Trust Board made decisions with respect to the compensation of the Trust's executive officers. Messrs. Sternlicht and Goldman, who were executive officers of the Trust and members of the Trust Board, did not participate at meetings of the Trustees in discussions or votes with respect to their own compensation. Mr. Grose did not participate at meetings of the Trustees in discussions or votes with respect to Mr. Sternlicht's compensation.

     During most of 1997, the Compensation Committee of the Corporation Board (the "Corporation Compensation Committee") was made up of Messrs. Sternlicht, Jones and Chapus. Mr. Chapus resigned from the Corporation Board and became a Trustee of the Trust in November 1997. The Corporation Compensation Committee met informally during 1997 to discuss the compensation of the Corporation's executive officers. Based in part on the recommendations of the Corporation Compensation Committee, the Corporation Board made decisions with respect to the compensation of the Corporation's executive officers. Mr. Danziger did not participate at meetings of the Directors in discussions or votes with respect to his own compensation.

     Mr. Sternlicht, the Chairman and Chief Executive Officer and a Trustee of the Trust and the Chairman of the Board of Directors of the Corporation, serves as a director of U.S. Franchise Systems, Inc. Michael A. Leven, a Director of the Corporation, serves as Chairman of the Board and Chief Executive Officer of U.S. Franchise Systems, Inc.

  Certain Relationships and Related Transactions

     Mr. Sternlicht controls and has been the President and Chief Executive Officer of Starwood Capital since its formation. Mr. Stern is an affiliate of a limited partner of an affiliate of Starwood Capital, Mr. Quazzo is an affiliate of a partner of an affiliate of Starwood Capital and Mr. Yih is an affiliate of a member of a limited liability company that is a member of a limited liability company of which an affiliate of Starwood Capital is also a member.

     Starwood Capital Reimbursement Agreement. Starwood Capital and Starwood Hotels have agreed that, subject to approval by the independent Trustees or Directors, as appropriate, until December 31, 1998, Starwood Hotels will reimburse Starwood Capital for its out-of-pocket expenses and internal costs (including allocation of overhead) for services provided to Starwood Hotels, other than internal costs of Starwood Capital for services of senior management of Starwood Capital (effective August 12, 1997). During 1997 and the nine months ended September 30, 1998, Starwood Hotels reimbursed Starwood Capital approximately $620,000 in accordance with this agreement. Starwood Capital's engagement to act as financial advisor to Starwood Hotels in connection with the ITT Merger was not subject to this reimbursement limitation.

     Starwood Capital Noncompete. In connection with a restructuring of Starwood Hotels in 1995, Starwood Capital agreed (the "Starwood Capital Noncompete") that, with certain exceptions, it would not compete within the United States directly or indirectly with the Realty Partnership or the Operating Partnership and would present to the Partnerships all acquisitions of
(i) fee or ground interests or other equity interests in hotels in the United States and (ii) debt interests in hotels in the United States where it is anticipated that the equity will be acquired by the debt holder within one year from the acquisition of such debt. During the term of the Starwood Capital Noncompete, Starwood Capital is not to acquire any such interest. The term of the Starwood Capital Noncompete is until the later of July 1998 or the time at which no officer, director, general partner or employee of Starwood Capital is on either the Trust Board or the Corporation Board (subject to exception for certain restructurings, mergers or other combination transactions with unaffiliated parties). During 1997 and 1998, Starwood Hotels declined to invest and granted a limited number of waivers of the Starwood Capital Noncompete in connection with the purchase of a fixed stream of lease payments and residuals in a portfolio of hotels formerly leased to and operated by Red Lion Hotels; the investment in certain time-share properties in Mexico; the sale of an interest in the Davidson Hotel Properties 15-hotel portfolio, taking into account the fact that such a sale would result in the termination of any option Starwood Hotels might have to purchase such portfolio; the purchase and resale of the Radisson Golden Triangle Hotel in Raleigh, North Carolina; the proposed purchase of the

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

Hillsborough Days Inn and the acquisition of a mixed use retail and hotel property in Chevy Chase, Maryland.

     As described below, Starwood Capital owned an interest in Westin. Prior to the Westin Acquisition, the Trust and the Corporation entered into an agreement with Westin pursuant to which Westin agreed that during the period in which an officer, director, general partner or employee of Starwood Capital was on either the Trust Board or the Corporation Board, and Starwood Capital co-controlled Westin, Westin would not acquire or seek to acquire hotel equity interests in the United States, other than certain specified acquisitions, including, without limitation, minority equity investments made in connection with Westin's acquisition of a management contract and equity investments made in any asset which was under a management, franchise or representation agreement with Westin on the date of such agreement and where, at the time the initial equity investment is made by Westin, the asset remains subject to such management, franchise or representation agreement. The Trust and the Corporation each waived the foregoing restriction to the extent applicable with respect to a hotel property in the U.S. Virgin Islands. The Trust and the Corporation also agreed that under certain circumstances, if Westin were prohibited from consummating an opportunity that was not being independently pursued by the Trust and the Corporation prior to such prohibition, the Trust and the Corporation would not pursue such opportunity for 270 days after such prohibition. Upon the consummation of the Westin Acquisition, the agreements with Westin described in this paragraph were terminated.

     Acquisition of Westin. Prior to the Westin Acquisition, Starwood Capital and certain of its affiliates and certain Trustees, Directors and executive officers had interests in Westin as follows:

          (i) WHWE L.L.C. ("WHWE") held an approximately 50% voting (an approximately 35.16% interest in profits) Class A membership interest in W&S LLC (the "LLC"), which owned in excess of 99% of the outstanding equity securities of Westin Worldwide and the Westin Subsidiaries. The majority of the interests in WHWE was held by investment funds under the indirect control of The Goldman Sachs Group, L.P. The Goldman Sachs Group, L.P. may be deemed to have been the beneficial owners of the shares held by WHWE and Messrs. Volpert and Rothenberg may be deemed to have been the beneficial owners of the shares of Westin Worldwide and a similar proportionate number of shares of the Westin Subsidiaries beneficially owned by WHWE or The Goldman Sachs Group, L.P. through partnership in or employment by Goldman Sachs or one or more of its affiliates; however, such beneficial ownership was disclaimed.

          (ii) Starwood Capital, through certain of its affiliates, was the general partner of Woodstar Investor Partnership, which held an approximately 50% voting interest (an approximately 35.23% interest in profits) in the LLC. Starwood Capital and, therefore, Mr. Sternlicht, may be deemed to have been the beneficial owner of the shares held by Woodstar Investor Partnership, a privately held real property investment partnership.

          (iii) Mr. Stern was a director of Westin immediately prior to the Westin Acquisition, and Mr. Sternlicht had been a director of Westin prior to September 1997.

          (iv) Mr. Bartels held a 2.69% Class A membership interest in the profits of the LLC and accordingly may be deemed to have been the beneficial owner of 2.69% of Westin Worldwide and the Westin Subsidiaries; however, Mr. Bartels disclaimed such beneficial ownership.

          (v) Messrs. Sternlicht, Grose and Eilian were investors in, and Mr. Stern was an affiliate of an investor in a partner in Woodstar Investor Partnership.

     In connection with the Westin Acquisition, all of the outstanding shares of Westin Worldwide were canceled and the members of the LLC received their proportionate shares (which approximated their respective profit interests in the LLC) of the shares of Class A EPS and Class B EPS that were issued in the Westin Acquisition. In connection with the contributions of the Westin Subsidiaries to the Partnerships, the members received their proportionate shares (which approximated their profit interests in the LLC ) of the Partnership Units that were issued in connection with such contributions.

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

     Other Westin Relationships. Starwood Capital and its affiliates hold a 37% interest in a golf course management company that currently manages one golf course that is associated with a Westin hotel and a 20% interest in a Mexican company that operates timeshare resorts adjacent to the three Westin hotels in Mexico. Individuals affiliated with Starwood Capital, including individuals who are Trustees and Directors, and certain other affiliates of Starwood Capital hold a 75% interest in the company that operates the Westin Innisbrook Resort and the Tamarron Hilton.

     Acquisition of ITT. Starwood Hotels engaged Starwood Capital to act as its financial advisor in connection with the ITT Merger and related transactions. Starwood Capital received a fee of $10.5 million in cash and 131,388 Paired Shares plus a tax gross-up payment of $5 million upon the closing of the ITT Merger as full consideration for services rendered in connection with the ITT Merger and related dispositions. Pursuant to its engagement by Starwood Hotels, the principals of Starwood Capital led the structuring and negotiations of the ITT Merger, conducted and coordinated the due diligence investigation (including conducting management interviews, reviewing and analyzing financial data and visiting properties), advised and procured financing, oversaw the implementation of the public and investor relations and contacts with government officials, coordinated the receipt of gaming regulatory approvals and coordinated legal and tax advice. In addition, the principals of Starwood Capital have led negotiations for the disposition of non-strategic ITT assets, including the disposition of ITT World Directories, and a portion of the Corporation's interest in ITT Educational Services, Inc.

     Trademark License. Starwood Capital has granted to Starwood Hotels an exclusive, non-transferable, royalty-free license to use the "Starwood" name and trademarks in connection with the hotel and hospitality services business in North America, and to use the "Starwood" name in its corporate name worldwide, in perpetuity.

     Aircraft Lease. In February 1998, a subsidiary of the Corporation leased a Gulfstream III Aircraft from an affiliate of Starwood Capital. The term of the lease is one year and automatically renews for one-year terms thereafter unless either party terminates the lease upon 90 days' written notice. The rent for the aircraft is (i) a monthly rent of 1.25% of the lessor's total costs relating to the aircraft (approximately $123,000 at the beginning of the lease) which shall be increased accordingly for additional costs incurred by the lessor plus (ii) $300 for each hour that the aircraft is in use.

     Policies of Board of Trustees and Board of Directors. Pursuant to the policy of the Trust Board and the Corporation Board that any contract or transaction between the Trust or the Corporation, as the case may be, and any other entity in which one or more of its Trustees, Directors or officers are directors or officers, or have a financial interest, must be approved by a majority of the disinterested Trustees or Directors after the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to them, each of the transactions described above between Starwood Hotels and Starwood Capital was so approved.

     Other. Russell Sternlicht, the brother of Barry S. Sternlicht, the Chairman and Chief Executive Officer of the Trust and the Chairman of the Board of the Corporation, has been employed by the Corporation since February 1998 as its Senior Vice President, Corporate Development for a monthly salary of $30,000.

     In July 1998, a timeshare operator in which Starwood Capital is an investor leased two kiosks at Caesars Palace in Las Vegas. The term of the lease is two years and may be renewed by the timeshare operator for an additional two-year term. The rent for the kiosks is $8,500 per month. In addition, the lessor issues to the timeshare operator for $16,500 330 vouchers, which are initially for admission to Caesars attractions, credit toward slot machine play or gaming tokens, for distribution to visitors to the kiosks. In addition, the timeshare operator has agreed to operate, at its own expense, a shuttle bus to transport visitors from the timeshare resort and Caesars Palace.

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

REPORT ON EXECUTIVE COMPENSATION

     During 1997, the Board of Trustees of the Trust and Board of Directors of the Corporation made decisions (jointly, other than with respect to the compensation for the Chairman and Chief Executive Officer of the Trust) with respect to executive compensation for executive officers of the Trust and the Corporation, based on the recommendations of the respective Compensation Committees and have furnished the following report on executive compensation. Although the Board of Trustees of the Trust and the Board of Directors of the Corporation make independent compensation decisions with respect to their respective executive officers, as described herein they follow compensation policies that are similar to one another and measure the performance of their respective executive officers based in large part on the performance of Starwood Hotels as a whole because of the current "paired share" structure. (This is not expected to change after the Restructuring.)

     The primary objective of the Board of Trustees of the Trust and Board of Directors of the Corporation with respect to executive compensation is to establish programs which attract and retain key managers and align the compensation received by executive officers with the overall business strategies, values, performance and financial conditions of Starwood Hotels and to the achievement of individual performance goals. To this end, the Board of Directors of the Corporation and the Board of Trustees of the Trust have each endorsed an executive compensation philosophy which includes the following considerations:

     - A "pay-for-performance" orientation that differentiates compensation results based upon corporate performance (as measured by the price of Paired Shares, EBITDA and FFO) and individual performance as evaluated subjectively by an individual's superiors (with the result that compensation for individuals who may not apparently contribute significantly to corporate performance due to their responsibilities or other factors may reflect superior individual performance);

     - An emphasis on stock incentives as a significant component of total compensation in order to more closely align the interest of Starwood Hotels executives with the long-term interests of the shareholders;

     - An emphasis on total compensation (including incentive programs) vs. cash compensation, to motivate and reward executives of Starwood Hotels at or above competitive levels (based primarily on hotel industry surveys and proxy information for certain other major hotel companies) if performance is superior. In 1997, the Boards also considered the compensation levels of executives of Westin prior to its acquisition by Starwood Hotels and the recommendations of an independent compensation consultant regarding Starwood Hotels' executive retention program in connection with the then pending acquisition of Westin.

     - Recognition that as an executive's level of responsibility increases, a greater portion of the total compensation opportunity should be based upon stock and other performance incentives and less on salary and employee benefits; and

     - An appropriate mix of short-term and long-term compensation which facilitates retention of talented executives and encourages stock ownership and capital accumulation.

     The primary components of the program are: (a) base salaries, (b) annual cash incentive opportunities and (c) long-term incentive opportunities in the form of Paired Options.

     Individual compensation is subject to variation based on financial, strategic and individual performance. The Board of Trustees of the Trust and Board of Directors of the Corporation consider the total compensation (earned or potentially earned) in establishing each element of compensation.

     The base salary levels of executive officers are determined periodically by evaluating the performance of the executive officers and their contributions to the Trust and the Corporation, their responsibilities, experience and potential, and compensation practices for comparable positions at other companies, based primarily on hotel industry surveys and proxy information for certain other major hotel companies, including Wyndham Hotel Corporation, Doubletree Corporation, Promus Hotel Corporation and Host Marriott Corporation, and, to a lesser extent, general industry surveys. The annual bonuses are determined

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

in the discretion of the respective Boards of the Trust and the Corporation, based on individual financial performance and the recommendations of the respective Compensation Committees. The Boards do not take a formulaic approach in making these determinations. Rather, these amounts are determined largely based on the advice of the Chief Executive Officer of the Trust and current Chairman of the Board of the Corporation and the Chief Executive Officer of the Corporation. The process is a subjective one in which the Chief Executive Officer of the Trust and Chairman of the Board of the Corporation and the Chief Executive Officer of the Corporation exercise a wide amount of discretion in making recommendations to the Boards, after consulting with other senior executives of Starwood Hotels. In addition, the Boards and the Chief Executive Officer of the Trust and Chairman of the Board of the Corporation and the Chief Executive Officer of the Corporation considered the performance of Starwood Hotels (as reflected in the price of Paired Shares) which significantly exceeded the performance of Starwood Hotels' peer group and the Standard & Poor's Corporate Composite -- 500 Stock Index (the "S&P 500 Index") in 1997. The Boards believe that the base salary levels of executive officers of Starwood Hotels are competitive at the median levels.

     During 1997, the long-term incentive compensation of executive officers consisted of grants of Paired Options to purchase Paired Shares and Performance Awards relating to Paired Options. Such grants are designed to develop and encourage stock ownership by executive officers, to reward long-term business success and to develop a parallel interest between executive officers and holders of Paired Shares. Paired Option grants only have value if the market price of the Paired Shares exceeds the exercise price of the Paired Options or increases from the date of grant and, in general, vest and become exercisable over time, in order to encourage retention of the executive officer. Performance Awards only vest if specified performance measures are attained (unless otherwise specified, 15% per annum compounded increase in the fair market value of an investment in Paired Shares on August 12, 1996 at the then fair market value per Paired Share plus all dividends and distributions paid with respect to such Paired Shares subsequent to such date and assuming reinvestment in additional Paired Shares of all such dividends and distributions). A Performance Award may be settled in cash to the extent that both the applicable Paired Option has been exercised and the performance period has expired. Restricted Stock Awards typically vest over time. In determining the amounts and terms of grants of Paired Options and Performance Awards to individual officers, the respective Boards of the Trust and Corporation take into account the responsibilities, performance and anticipated contributions of the officers, as well as the compensation practices for comparable positions at other companies. The grants of Paired Options in the fall of 1997 were made in connection with the Board's discussions of an executive retention program in connection with the then pending acquisition of Westin. The Trust's Option Committee negotiated Mr. Sternlicht's award with him. The others were based on recommendations of an independent compensation consultant regarding Starwood Hotels' executive retention program in connection with the then pending acquisition of Westin and on the recommendation of the Chief Executive Officer of the Trust and current Chairman of the Board of the Corporation and the Chief Executive Officer of the Corporation, after consulting with other senior executives of Starwood Hotels. In connection with an acquisition in 1997 by Starwood Hotels, Mr. Mendell and the Trust negotiated an employment agreement, pursuant to which, among other things, Mr. Mendell was granted a Paired Option to purchase 300,000 Paired Shares and a Performance Award related to 300,000 Paired Shares.

     Chief Executive Officer Compensation for 1997

     Barry S. Sternlicht is the Chairman and Chief Executive Officer of the Trust and also has served as the Chairman of the Board of the Corporation since October 1997. Mr. Sternlicht's salary for 1997 was negotiated with Mr. Sternlicht and his counsel in connection with the employment agreement between Mr. Sternlicht and the Trust dated as of June 30, 1997. Mr. Sternlicht received a bonus of $2.65 million for 1997, which amount was negotiated with Mr. Sternlicht and his counsel and memorialized in an amendment and restatement of Mr. Sternlicht's employment agreement as of February 1998. In addition, during 1997, Mr. Sternlicht received Paired Options to purchase 400,000 Paired Shares. In the negotiations over Mr. Sternlicht's compensation and in determining to award Mr. Sternlicht such options, the Trust Board strongly desired to retain Mr. Sternlicht, primarily because of his very substantial responsibility for the performance of Starwood Hotels (as measured by the price of Paired Shares), as compared to the S&P 500 Index, the Standard & Poor's Corporation Hotel/Motel Composite Index (the "S&P Hotel/Motel Index"), and The National Association of Real Estate Investment Trusts' Total Return Series of equity REITs (the "NAREIT Equity REIT Index") and the completion of the acquisitions of Westin and ITT (early in 1998) and the other acquisitions described in the 1997 10-K.

     Eric A. Danziger was the Chief Executive Officer of the Corporation during 1997. Mr. Danziger resigned his employment with the Corporation in February 1998. Mr. Danziger's salary for 1997 was negotiated with Mr. Danziger in connection with the employment agreement between Mr. Danziger and the Corporation dated as of June 27, 1996. Mr. Danziger received a bonus of $375,000 for 1997, which amount was determined based primarily on Mr. Danziger's responsibility for the performance of Starwood Hotels (as measured by the price of Paired Shares), as compared to the S&P 500 Index, the S&P Hotel/Motel Index and the NAREIT Equity REIT Index.

            BOARD OF DIRECTORS                        BOARD OF TRUSTEES
          (AS OF DECEMBER 1997)                     (AS OF DECEMBER 1997)
------------------------------------------  --------------------------------------
Eric A. Danziger       Michael A. Leven     Jean-Marc Chapus     George J.
Jonathan D. Eilian     Daniel H. Stern      Bruce W. Duncan      Mitchell
Bruce M. Ford          Barry S. Sternlicht  Steven R. Goldman    Roger S. Pratt
Graeme W. Henderson    Daniel W. Yih        Madison F. Grose     Stephen R. Quazzo
Earle F. Jones                              Gary M. Mendell      Barry S.
                                                                 Sternlicht

                         SHAREHOLDER RETURN PERFORMANCE

     Set forth below is a line graph comparing the cumulative total shareholder return on the Paired Shares against the cumulative total return on the S&P 500 Index and the S&P Hotel/Motel Index for the five fiscal years beginning January 1, 1993 and ending December 31, 1997 and the nine-month period beginning January 1, 1998 and ending September 30, 1998. The graph assumes that the value of the investments was 100 on December 31, 1991 and that all dividends and other distributions were reinvested.

                                    Starwood Hotels &
                                         Resorts             S&P 500         S&P Hotel-Motel
12/31/92                                  100.00             100.00              100.00
12/31/93                                  262.50             107.06              184.54
12/31/94                                  287.50             105.41              162.66
12/31/95                                  495.83             141.36              190.71
12/31/96                                  918.75             170.01              219.63
12/31/97                                 1446.88             222.72              296.13
9/30/98                                   759.38             233.41              194.03

                  PRICE RANGES OF PAIRED SHARES; DISTRIBUTIONS

MARKET INFORMATION

     The Paired Shares are traded principally on the NYSE under the symbol "HOT". The following table sets forth, for the fiscal periods indicated, the high and low sales prices per Paired Share on the NYSE Composite Transactions Tape (as adjusted for the three-for-two stock split in January 1997).

                                                                                        RETURN OF
                                                                      DISTRIBUTIONS    CAPITAL GAAP
                                                 HIGH        LOW          MADE           BASIS(a)
                                                -------    -------    -------------    ------------
1998
First quarter.................................  $ 57.75    $ 51.82        $0.52              --
Second quarter................................  $ 57.56    $ 44.44        $0.52              --
Third quarter.................................  $ 49.19    $ 29.19        $0.52           $0.95
Fourth quarter (through December 2, 1998).....  $ 31.38    $ 18.75          N/A             N/A
1997
First quarter.................................  $ 45.88    $ 34.50        $0.39           $0.21
Second quarter................................  $ 42.81    $ 34.25        $0.39           $0.01
Third quarter.................................  $ 58.13    $ 41.38        $0.48           $0.48
Fourth quarter................................  $ 60.38    $ 52.13        $0.48(b)        $0.23
1996
First quarter.................................  $ 23.25    $ 19.67        $0.31           $0.11
Second quarter................................  $ 25.75    $ 21.17        $0.33              --
Third quarter.................................  $ 27.92    $ 22.08        $0.33           $0.14
Fourth quarter................................  $ 36.75    $ 27.42        $0.39(c)        $0.22

-------------------------
(a) Represents distributions per Paired Share in excess of net income per Paired Share on a generally accepted accounting principles ("GAAP") basis, and is not the same as return of capital on a tax basis.

(b) The Trust declared a distribution for the fourth quarter of 1997 to shareholders of record on December 31, 1997. The distribution was paid in January 1998.

(c) The Trust declared a distribution for the fourth quarter of 1996 to shareholders of record on December 30, 1996. The distribution was paid in January 1997.

     On August 26, 1998, the last trading day prior to the first public announcement of the Restructuring, and on December 2, 1998, the last trading day prior to the date of this Joint Proxy Statement, the last sale prices per Paired Share on the NYSE Composite Transactions Tape were $42.50 and $28.63, respectively.

DISTRIBUTIONS MADE/DECLARED

     During the fourth quarter of 1996, the Trust and the Corporation each declared a three-for-two stock split in the form of a 50% stock dividend payable to shareholders of record on December 30, 1996. The stock dividend was paid in January 1997. The Trust declared and paid dividends of $0.52 per share for each of the first, second and third quarters of 1998 and $0.39, $0.39, $0.48 and $0.48 per share for the first, second, third and fourth quarters of 1997, respectively. The Trust declared and paid dividends of $0.31, $0.33, $0.33 and $0.39 per share (as adjusted for the three-for-two stock split in January 1997) for the first, second, third and fourth quarters of 1996, respectively. The Corporation has not paid any cash dividends since its organization and does not anticipate that it will make any such distributions in the foreseeable future. Under the terms of Starwood Hotels' current credit facilities, the Trust is generally permitted to distribute to its shareholders on an annual basis cash in an amount equal to the greater of (i) 55% of adjusted funds from operations (as defined) for any four consecutive calendar quarters and (ii) the minimum amount necessary to maintain the Trust's tax status as a REIT.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

STARWOOD CAPITAL

     Barry S. Sternlicht, the Chairman and Chief Executive Officer and a Trustee of the Trust and the Chairman of the Board of the Corporation, controls and has been the President and Chief Executive Officer of Starwood Capital since its formation. In addition, Madison F. Grose, a Trustee of the Trust, is the Co-General Counsel of Starwood Capital, and Messrs. Grose and Jonathan Eilian, a Director of the Corporation, are Senior Managing Directors of, and hold direct or indirect interests in, Starwood Capital. As of the Record Date, Starwood Capital and its affiliates and Mr. Sternlicht beneficially owned 5.9% of the Paired Shares then outstanding on a fully diluted basis. See "Security Ownership of Certain Beneficial Owners and Management -- Certain Beneficial Owners." Daniel H. Stern, a Director of the Corporation, also is an affiliate of a limited partner of an affiliate of Starwood Capital, Stephen R. Quazzo, a Trustee of the Trust, is Managing Director, Chief Executive Officer and one-third owner of a partner of an affiliate of Starwood Capital and Daniel W. Yih, a Director of the Corporation, is an affiliate of a member of a limited liability company that is a member of a limited liability company of which an affiliate of Starwood Capital is also a member. For additional information on relationships and related transactions involving Starwood Capital, see "Executive Compensation -- Compensation Committee Interlocks and Insider Participation."

OTHER

     During 1996, the Corporation made a $150,000 non-interest-bearing loan to Eric A. Danziger, President and Chief Executive Officer of the Corporation, secured by a second mortgage on Mr. Danziger's residence in Phoenix, Arizona. The loan was made in connection with Mr. Danziger's employment and is described under the caption "Executive Compensation -- Employment and Compensation Agreements with Executive Officers." The loan was repaid in full in February 1998.

     During 1996, the Corporation made a $266,000 non-interest-bearing loan to Theodore W. Darnall, then Executive Vice President and Chief Operating Officer and currently Executive Vice President of the Hotel Group of the Corporation. The loan was made in connection with his relocation to the Phoenix, Arizona area. Upon the sale of Mr. Darnall's home in Pittsburgh in 1997, $116,000 of the loan was repaid. The unpaid loan balance of $150,000 matures upon termination of Mr. Darnall's employment with the Corporation.

     In addition, during 1998, the Trust made a non-interest-bearing loan to Steven R. Goldman, Executive Vice President, Acquisitions and Development, and the Corporation made non-interest-bearing loans to Mr. Darnall and to Susan R. Bolger, Executive Vice President of Human Resources. Each of these loans was made in connection with such individual's employment and is described under the caption "Executive Compensation -- Employment and Compensation Agreements with Executive Officers."

     The wife of Mr. Goldman provides legal services to the Corporation and was paid $68,200 for such services during 1997 and has been paid $69,000 for such services through October 30, 1998.

     In 1997 and 1998, Starwood Hotels retained the law firm Verner, Liipfert, Bernhard, McPherson and Hand, of which Senator Mitchell, a Trustee of the Trust, is Special Counsel.

     For additional information on relationships and related transactions, see "Executive Compensation -- Compensation Committee Interlocks and Insider Participation."

                                 LEGAL MATTERS

     Sidley & Austin, counsel for Starwood Hotels, will pass on certain legal matters in connection with the Restructuring, including material federal income tax consequences thereof. Lawyers of Sidley & Austin providing advice on behalf of such firm to Starwood Hotels in connection with the Restructuring own or hold options to purchase an aggregate of approximately 25,000 Paired Shares.

                                    EXPERTS

     The separate and combined consolidated financial statements and financial statement schedules of the Trust and the Corporation as of December 31, 1997, 1996 and 1995 and for each of the three years in the period ended December 31, 1997 appearing in Starwood Hotels' Joint Annual Report on Form 10-K for the year ended December 31, 1997 have been audited by PricewaterhouseCoopers, LLP, independent accountants, as stated in their reports also incorporated by reference herein. Such financial statements and financial statement schedules have been incorporated by reference herein in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

     The consolidated financial statements of ITT as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, appearing in Starwood Hotels' Joint Current Report on Form 8-K dated February 23, 1998, have been audited by Arthur Andersen LLP, independent accountants, as set forth in their report thereon set forth therein and incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

     The consolidated balance sheet of Westin Hotels & Resorts Worldwide, Inc. and subsidiaries and certain affiliates as of December 31, 1997, the consolidated balance sheet of W&S Hotel L.L.C. and subsidiaries as of December 31, 1996, and the related combined and consolidated statements of operations, changes in shareholders equity (deficit), members' equity and cash flows for the years ended December 31, 1997 and 1996 and for the period from May 12, 1995 through December 31, 1995, appearing in Starwood Hotels' Joint Current Report on Form 8-K dated February 23, 1998, have been audited by Arthur Andersen LLP, independent accountants, as set forth in their report thereon set forth therein and incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                 SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETINGS

     If Starwood Hotels does not change the date of its 1999 Annual Meetings by more than 30 days from the first anniversary of the 1998 Annual Meetings, shareholder proposals to be considered for inclusion in the proxy solicitation material for the 1999 Annual Meeting of Shareholders of the Trust or the 1999 Annual Meeting of Stockholders of the Corporation must be received by the Trust or the Corporation, as applicable, not later than August 5, 1999. If Starwood Hotels changes the date of the 1999 Annual Meetings by more than 30 days from the first anniversary of the 1998 Annual Meetings, the deadline for submitting shareholder proposals to be considered for inclusion in the proxy solicitation material for the 1999 Annual Meetings would be a reasonable time before Starwood Hotels begins to print and mail its proxy materials. Starwood Hotels currently expects to hold its 1999 Annual Meetings during the second quarter of 1999 and to publicly announce the date of its 1999 Annual Meetings as soon as practicable after such date has been determined.

     In addition, the Trustees' Regulations of the Trust and the Bylaws of the Corporation establish an advance notice procedure for shareholder proposals to be brought before any meeting and for nominations of persons for election to the Trust Board or the Corporation Board to be brought before an annual meeting. A shareholder or stockholder nomination or proposal intended to be brought before the Trust Meeting or the Corporation Meeting must be received by the Trust or the Corporation, as applicable, on or prior to December 15, 1998. No such nominations or proposals have yet been received by either the Trust or the Corporation. If Starwood Hotels does not advance the date of the 1999 Annual Meetings by more than 30 days or delay the date by more than 60 days from the first anniversary of the 1998 Annual Meetings, under the Trustees' Regulations of the Trust and the Bylaws of the Corporation, a shareholder proposal or nomination intended to be brought before the appropriate 1999 Annual Meeting (whether or not such proposal is included in the proxy solicitation material as described above) must be received by the Trust or the Corporation, as applicable, on or after October 24, 1999 and on or prior to November 17, 1999. If Starwood Hotels holds its 1999 Annual Meetings during the second quarter of 1999, as it currently expects, Starwood Hotels will announce such decision in either a Quarterly Report on Form 10-Q or a Current Report on Form 8-K filed with the SEC as soon as practicable after such determination is made. The deadline for Starwood Hotels to receive notice by a shareholder or stockholder for proposals or nominations intended to be brought before the appropriate 1999 Annual Meeting will be set forth in such announcement and will be no earlier than fifteen days after such announcement. All proposals and nominations should be directed to Shareholder Relations, Starwood Hotels & Resorts, 777 Westchester Avenue, White Plains, New York 10604, or Shareholder Relations, Starwood Hotels & Resorts Worldwide, Inc., 777 Westchester Avenue, White Plains, New York 10604, as applicable. The fact that the Trust or the Corporation may not insist upon compliance with these requirements should not be construed as a waiver by the Trust or the Corporation, as the case may be, of its right to do so at any time in the future.

                      WHERE YOU CAN FIND MORE INFORMATION

     The Trust and the Corporation file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by the Trust or the Corporation at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC, "http://www.sec.gov".

     The SEC allows the Trust and the Corporation to "incorporate by reference" information into this Joint Proxy Statement, which means that the Trust and the Corporation can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Joint Proxy Statement, except for any information superseded by information in this Joint Proxy Statement. This Joint Proxy Statement incorporates by reference the documents set forth below that the Trust (SEC File No. 1-6828) and the Corporation (SEC File No. 1-7959) have previously filed with the SEC. These documents contain important information about Starwood Hotels and its financial performance.

               FILING                                  PERIOD
               ------                                  ------
Annual Report on Form 10-K              Fiscal Year ended December 31, 1997
Quarterly Reports on Form 10-Q          Quarter ended March 31, 1998
                                        Quarter ended June 30, 1998
                                        Quarter ended September 30, 1998 (as
                                        amended by the Form 10-Q/A filed on
                                        November 30, 1998)
Current Reports on Form 8-K             January 2, 1998; February 3, 1998;
                                        February 23, 1998 (two reports);
                                        February 24, 1998; April 24, 1998;
                                        and August 26, 1998

     The Trust and the Corporation are also incorporating by reference additional documents that they file with the SEC between the date of this Joint Proxy Statement and the date of the Annual Meetings.

     If you are a shareholder of the Trust or a stockholder of the Corporation, you may obtain the documents incorporated by reference (other than exhibits unless the exhibit is specifically incorporated by reference in the document) without charge by requesting them in writing or by telephone at one of the following addresses:

                             Shareholder Relations
                           Starwood Hotels & Resorts
                             777 Westchester Avenue
                          White Plains, New York 10604
                        Telephone Number: (914) 640-8100

                                       or

                             Shareholder Relations
                   Starwood Hotels & Resorts Worldwide, Inc.
                             777 Westchester Avenue
                          White Plains, New York 10604
                        Telephone Number: (914) 640-8100

     In order to ensure timely delivery of the documents before the Annual Meetings, any request should be made before December 29, 1998.

     You should rely only on the information contained or incorporated by reference in this Joint Proxy Statement to vote on the Restructuring Proposal and other matters. We have not authorized anyone to provide you with information that is different from what is contained in this Joint Proxy Statement. This Joint Proxy Statement is dated December 3, 1998. You should not assume that the information contained in this Joint Proxy Statement is accurate as of any date other than such date, and neither the mailing of this Joint Proxy Statement to shareholders nor the issuance of Class B Shares in the Restructuring shall create any implication to the contrary.

                           -------------------------

     The name "Starwood Hotels & Resorts" is the designation of Starwood Hotels & Resorts and its Trustees (as Trustees but not personally) under a Declaration of Trust dated August 25, 1969, as amended and restated, and all persons dealing with Starwood Hotels & Resorts must look solely to Starwood Hotels & Resorts' property for the enforcement of any claims against Starwood Hotels & Resorts, as the Trustees, officers, agents and security holders of Starwood Hotels & Resorts assume no personal obligations of Starwood Hotels & Resorts, and their respective properties shall not be subject to claims of any person relating to such obligation.

                           -------------------------

                                          By Order of the Board of Trustees
                                          STARWOOD HOTELS & RESORTS

December 3, 1998

                                          /s/ Sherwin L. Samuels
                                          --------------------------------------
                                          Sherwin L. Samuels
                                          Secretary

                                          By Order of the Board of Directors
                                          STARWOOD HOTELS & RESORTS
                                            WORLDWIDE, INC.

December 3, 1998

                                          /s/ Thomas C. Janson,Jr.
                                          --------------------------------------
                                          Thomas C. Janson, Jr.
                                          Secretary

                                                                         ANNEX A

                      AGREEMENT AND PLAN OF RESTRUCTURING

                                     AMONG

                   STARWOOD HOTELS & RESORTS WORLDWIDE, INC.,

                              ST ACQUISITION TRUST

                                      AND

                           STARWOOD HOTELS & RESORTS

                         DATED AS OF SEPTEMBER 16, 1998

                        COMPOSITE CONFORMED, AS AMENDED

                      AGREEMENT AND PLAN OF RESTRUCTURING

                               TABLE OF CONTENTS

SECTION                                                                       PAGE
-------                                                                       ----
ARTICLE I...................................................................    1
  THE MERGER................................................................    1
  Section 1.1   The Merger..................................................    1
  Section 1.2   Effective Time..............................................    1
  Section 1.3   Effects of the Merger.......................................    2
  Section 1.4   Charter and Bylaws; Trustees and Officers...................    2
  Section 1.5   Conversion of Securities....................................    2
  Section 1.6   Parent to Make Certificates Available; Transfer Taxes.......    2
  Section 1.7   Dividends...................................................    3
  Section 1.8   Return of Exchange Fund.....................................    3
  Section 1.9   No Further Ownership Rights in Trust Shares.................    3
  Section 1.10  Closing of Company Transfer Books...........................    3
  Section 1.11  Lost Certificates...........................................    3
  Section 1.12  Further Assurances..........................................    4
  Section 1.13  Closing.....................................................    4

ARTICLE II..................................................................    4
  REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB..........................    4
  Section 2.1   Organization, Standing and Power............................    4
  Section 2.2   Capital Structure...........................................    5
  Section 2.3   Authority...................................................    5
  Section 2.4   Consents and Approvals; No Violation........................    6
  Section 2.5   SEC Documents and Other Reports.............................    7
  Section 2.6   Joint Proxy Statement.......................................    7
  Section 2.7   Absence of Certain Changes or Events........................    7
  Section 2.8   Permits and Compliance......................................    7
  Section 2.9   Tax Matters.................................................    8
  Section 2.10  Actions and Proceedings.....................................    8
  Section 2.11  Compliance with Worker Safety and Environmental Laws........    8
  Section 2.12  Intellectual Property.......................................    9
  Section 2.13  Required Vote of Parent Stockholders........................    9
  Section 2.14  State Takeover Statutes.....................................    9

ARTICLE III.................................................................    9
  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.............................    9
  Section 3.1   Organization, Standing and Power............................    9
  Section 3.2   Capital Structure...........................................   10
  Section 3.3   Authority...................................................   10
  Section 3.4   Consents and Approvals; No Violation........................   10
  Section 3.5   SEC Documents and Other Reports.............................   11
  Section 3.6   Joint Proxy Statement.......................................   11
  Section 3.7   Absence of Certain Changes or Events........................   11
  Section 3.8   Permits and Compliance......................................   11
  Section 3.9   Tax Matters.................................................   12
  Section 3.10  Actions and Proceedings.....................................   12
  Section 3.11  Compliance with Worker Safety and Environmental Laws........   13

SECTION                                                                       PAGE
-------                                                                       ----
  Section 3.12  Intellectual Property.......................................   13
  Section 3.13  Required Vote of Company Shareholders.......................   13
  Section 3.14  State Takeover Statutes.....................................   13

ARTICLE IV..................................................................   13
  COVENANTS RELATING TO CONDUCT OF BUSINESS.................................   13
  Section 4.1   Conduct of Business by the Company Pending the Merger.......   13
  Section 4.2   Conduct of Business by Parent Pending the Merger............   14

ARTICLE V...................................................................   14
  ADDITIONAL AGREEMENTS.....................................................   14
  Section 5.1   Stockholder Meetings........................................   14
  Section 5.2   Preparation of the Joint Proxy Statement....................   14
  Section 5.3   Actions Prior to Closing....................................   14
  Section 5.4   [Deleted]...................................................   14
  Section 5.5   Stock Exchange Listings.....................................   14
  Section 5.6   Stock Options...............................................   14
  Section 5.7   Reasonable Best Efforts.....................................   15
  Section 5.8   Public Announcements........................................   15
  Section 5.9   Real Estate Transfer and Gains Tax..........................   15
  Section 5.10  State Takeover Laws.........................................   15
  Section 5.11  Indemnification.............................................   15
  Section 5.12  Notification of Certain Matters.............................   16
  Section 5.13  Employee Benefit Plans and Agreements.......................   16

ARTICLE VI..................................................................   16
  CONDITIONS PRECEDENT TO THE MERGER........................................   16
  Section 6.1   Conditions to Each Party's Obligation to Effect the
                  Merger....................................................   16
  Section 6.2   Conditions to Obligation of the Company to Effect the
                  Merger....................................................   17
  Section 6.3   Conditions to Obligations of Parent and Sub to Effect the
                  Merger....................................................   17

ARTICLE VII.................................................................   17
  TERMINATION, AMENDMENT AND WAIVER.........................................   17
  Section 7.1   Termination.................................................   17
  Section 7.2   Effect of Termination.......................................   18
  Section 7.3   Amendment...................................................   18
  Section 7.4   Waiver......................................................   18

ARTICLE VIII................................................................   18
  GENERAL PROVISIONS........................................................   18
  Section 8.1   Non-Survival of Representations and Warranties..............   18
  Section 8.2   Notices.....................................................   18
  Section 8.3   Interpretation..............................................   19
  Section 8.4   Counterparts................................................   19
  Section 8.5   Entire Agreement; No Third-Party Beneficiaries..............   19
  Section 8.6   Governing Law...............................................   19
  Section 8.7   Assignment..................................................   19
  Section 8.8   Severability................................................   20
  Section 8.9   Enforcement of this Agreement...............................   20
  Section 8.10  Trust.......................................................   20

                      AGREEMENT AND PLAN OF RESTRUCTURING

     AGREEMENT AND PLAN OF RESTRUCTURING dated as of September 16, 1998 and amended as of November 30, 1998 (this "Agreement"), among Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation ("Parent"), ST Acquisition Trust, a Maryland real estate investment trust and a wholly owned subsidiary of Parent ("Sub"), and Starwood Hotels & Resorts, a Maryland real estate investment trust (the "Company") (Sub and the Company being hereinafter collectively referred to as the "Constituent Trusts").

                              W I T N E S S E T H:

     WHEREAS the Board of Directors of Parent and the respective Boards of Trustees of Sub and of the Company have approved and declared advisable the merger of Sub and the Company (the "Merger"), upon the terms and subject to the conditions set forth herein, whereby each issued and outstanding common share of beneficial interest, par value $0.01 per share, of the Company ("Trust Shares") not owned directly or indirectly by Parent or the Company will be converted into Class B shares of beneficial interest, par value $.01 per share, in the Surviving Trust (as hereinafter defined), having substantially the terms specified in the Declaration of Trust of the Trust as it is proposed to be amended and restated at the Effective Time (as hereinafter defined) pursuant to
Section 1.4 hereof or as otherwise agreed to by the parties ("Class B Shares");

     WHEREAS the Board of Directors of Parent and the Board of Trustees of the Company have determined that the Merger is in furtherance of and consistent with their respective long-term business strategies and is in the best interest of their respective stockholders or shareholders, as the case may be; and

     WHEREAS for federal income tax purposes, it is intended that the Merger shall qualify in part as a recapitalization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the "Code"), and in part as a contribution by the holders of Trust Shares to the capital of Parent in a transaction qualifying under Section 351(a) of the Code.

     NOW, THEREFORE, in consideration of the premises, representations, warranties and agreements herein contained, the parties agree as follows:

                                   ARTICLE I

                                   THE MERGER

     Section 1.1 The Merger. Upon the terms and subject to the conditions hereof, and in accordance with the Maryland General Corporation Law, as amended (the "MGCL"), Sub shall be merged with and into the Company at the Effective Time (as hereinafter defined). Following the Merger, the separate trust existence of Sub shall cease and the Company shall continue as the surviving trust (the "Surviving Trust") and shall succeed to and assume all the rights and obligations of Sub in accordance with the MGCL.

     Section 1.2 Effective Time. The Merger shall become effective when Articles of Merger (the "Articles of Merger"), executed in accordance with the relevant provisions of the MGCL, are filed with and accepted for record by the State Department of Assessments and Taxation of Maryland; provided, however, that, upon mutual consent of the Constituent Trusts, the Articles of Merger may provide for a later date of effectiveness of the Merger not more than 30 days after the date the Articles of Merger are filed and accepted for record. When used in this Agreement, the term "Effective Time" shall mean the date and time at which the Articles of Merger are accepted for record or such later time provided for by the Articles of Merger. The filing of the Articles of Merger shall be made on the date of the Closing (as defined in Section 1.13).

     Section 1.3 Effects of the Merger. The Merger shall have the effects set forth in Section 8-501.1(n) of the MGCL and this Agreement.

     Section 1.4 Charter and Bylaws; Trustees and Officers. (a) At the Effective Time, the Declaration of Trust of the Company shall be amended and restated in its entirety to read as set forth on Exhibit 1.4 hereto or as otherwise agreed to by the parties hereto, and such Declaration of Trust, as so amended and restated, shall be the Declaration of Trust of the Surviving Trust until thereafter changed or amended as provided therein or by applicable law. At the Effective Time, the Trustees' Regulations of the Company, as in effect immediately prior to the Effective Time, shall be the Trustees' Regulations of the Surviving Trust until thereafter changed or amended as provided therein or by the Declaration of Trust of the Surviving Trust.

     (b) The trustees of the Company at the Effective Time of the Merger shall be the trustees of the Surviving Trust until the next annual meeting of shareholders and until their respective successors are duly elected and qualified, as the case may be, subject to their earlier resignation or removal. The officers of the Company at the Effective Time of the Merger shall be the officers of the Surviving Trust until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

     Section 1.5 Conversion of Securities. As of the Effective Time, by virtue of the Merger and without any action on the part of Sub, the Company or the holders of any securities of the Constituent Trusts:

     (a) Each issued and outstanding common share of beneficial interest, par value $.01 per share, of Sub shall be converted into one validly issued, fully paid and nonassessable Class A share of beneficial interest, par value $.01 per share, of the Surviving Trust ("Class A Shares").

     (b) All Trust Shares that have been acquired by the Company or by any wholly owned Subsidiary (as defined in Section 2.1) of the Company and any Trust Shares owned by Parent or any wholly owned Subsidiary of Parent shall no longer be outstanding and shall automatically be cancelled and restored to the status of authorized and unissued shares of beneficial interest and no shares of beneficial interest of the Company or other consideration shall be delivered in exchange therefor.

     (c) Each Trust Share issued and outstanding immediately prior to the Effective Time (other than shares to be cancelled in accordance with Section 1.5(b)) shall be converted into one validly issued, fully paid and nonassessable Class B Share.

     (d) Each Trust Share (other than shares to be cancelled in accordance with Section 1.5(b)), when converted as provided in Section 1.5(c), shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a Certificate (as defined in Section 1.6(b)) theretofore evidencing any such shares shall cease to have any rights with respect thereto, except the right to receive, upon the surrender of such Certificate in accordance with Section 1.6, certificates evidencing the Class B Shares (as well as the shares of common stock, par value $0.01 per share ("Parent Common Stock"), of Parent associated therewith pursuant to the Pairing Agreement (as hereinafter defined) and Article VI, Section 6.14 of the Company's Declaration of Trust) into which such shares are converted pursuant to Section 1.5(c).

     Section 1.6  Parent to Make Certificates Available; Transfer
Taxes. (a) Parent shall authorize such person or persons as shall be acceptable to Parent and the Company to act as Exchange Agent hereunder (the "Exchange Agent"). As soon as practicable after the Effective Time, the Surviving Trust and Parent shall deposit with the Exchange Agent, in trust for the holders of Trust Shares converted in the Merger and the shares of Parent Common Stock evidenced by the Certificates (as hereinafter defined), certificates evidencing the Class B Shares issuable pursuant to Section 1.5(c) and the shares of Parent Common Stock evidenced by Certificates to be surrendered pursuant to this
Article I (such Class B Shares being hereinafter referred to as the "Exchange Fund"). As soon as practicable after the Effective Time, the Exchange Agent shall deliver the Class B Shares contemplated to be issued pursuant to Section 1.5(c) out of the Exchange Fund as contemplated hereby. As soon as practicable after the Effective Time, the

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

Exchange Agent shall mail to each record holder of a certificate or certificates which immediately prior to the Effective Time evidenced outstanding Trust Shares converted in the Merger and shares of Parent Common Stock (the "Certificates")
(A) a letter of transmittal in form reasonably acceptable to the Company and Parent (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon actual delivery of the Certificates to the Exchange Agent) and (B) instructions for use in effecting the surrender of the Certificates.

     (b) Upon surrender for cancellation to the Exchange Agent of a Certificate, together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate evidencing that number of whole Class B Shares into which the Trust Shares evidenced by the surrendered Certificate shall have been converted at the Effective Time pursuant to this Article I and that number of shares of Parent Common Stock evidenced by the surrendered Certificate, and any Certificate so surrendered shall forthwith be cancelled. Each Class B Share into which a Trust Share shall be converted shall be deemed to have been issued at the Effective Time. If any certificate evidencing Class B Shares and shares of Parent Common Stock or cash or other property is to be issued or delivered in a name other than that in which the Certificate surrendered in exchange therefor is registered, it shall be a condition of such exchange that the Certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Exchange Agent any transfer or other taxes required by reason of the issuance of certificates for such Class B Shares and shares of Parent Common Stock in a name other than that of the registered holder of the Certificate surrendered, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

     Section 1.7 Dividends. Subject to the effect of applicable law, all dividends or other distributions that are declared on or after the Effective Time on Class B Shares, or are payable to the holders of record thereof on or after the Effective Time, will be paid, at the appropriate payment date or as promptly as practicable thereafter, (i) in the case of Class B Shares for which certificates have already been issued, to the holders of record of such Class B Shares as of the record date(s) established for such dividends or distributions, or (ii) in the case of Class B Shares for which certificates have not been issued, to the holder of record of the Certificate(s) evidencing the Trust Shares converted into such Class B Shares in the Merger. In no event shall the person entitled to receive such dividends or other distributions be entitled to receive interest on such dividends or other distributions.

     Section 1.8 Return of Exchange Fund. Any portion of the Exchange Fund that remains undistributed to the former shareholders of the Company for six months after the Effective Time shall be delivered to Parent and any such former shareholders who have not theretofore complied with this Article I shall thereafter look only to Parent for payment of their claim for Class B Shares. Neither Parent nor the Surviving Trust shall be liable to any former holder of Trust Shares for any such Class B Shares that are delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

     Section 1.9 No Further Ownership Rights in Trust Shares. All Class B Shares issued upon the surrender for exchange of Certificates in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to the Trust Shares evidenced by such Certificates, subject, however, to the Surviving Trust's obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time which may have been declared or made by the Company on such Trust Shares and which remain unpaid at the Effective Time.

     Section 1.10 Closing of Company Transfer Books. At the Effective Time, the transfer books for the Trust Shares shall be closed and no transfer of Trust Shares shall thereafter be made on the records of the Company. If, after the Effective Time, Certificates are presented to the Surviving Trust, the Exchange Agent or Parent, such Certificates shall be cancelled and exchanged as provided in this Article I.

     Section 1.11 Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Trust, Parent or the Exchange Agent, the posting by such person of a

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

bond, in such reasonable amount as the Surviving Trust, Parent or the Exchange Agent may direct as indemnity against any claim that may be made against them with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Class B Shares issuable pursuant to Section 1.5(c) and any dividends or other distributions to which the holders thereof are entitled pursuant to Section 1.7.

     Section 1.12 Further Assurances. If at any time after the Effective Time the Surviving Trust shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Trust its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of either of the Constituent Trusts or (b) otherwise to carry out the purposes of this Agreement, the Surviving Trust and its proper officers and directors or their designees shall be authorized to execute and deliver, in the name and on behalf of either of the Constituent Trusts, all such deeds, bills of sale, assignments and assurances and to do, in the name and on behalf of either Constituent Trust, all such other acts and things as may be necessary, desirable or proper to vest, perfect or confirm the Surviving Trust's right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of such Constituent Trust and otherwise to carry out the purposes of this Agreement.

     Section 1.13 Closing. The closing of the Merger (the "Closing") and all actions contemplated by this Agreement to occur at the Closing shall take place at the offices of Sidley & Austin, 875 Third Avenue, New York, New York, at 10:00 a.m., local time, on the later of (i) January 5, 1999 or (ii) the second business day following the day on which the last of the conditions set forth in
Article VI shall have been fulfilled or waived or at such other time and place as Parent and the Company shall agree.

                                   ARTICLE II

                REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

     Parent and Sub represent and warrant to the Company as follows:

     Section 2.1 Organization, Standing and Power. Each of Parent and Sub is a corporation or a real estate investment trust, as the case may be, duly organized, validly existing and in good standing under the laws of Maryland and has the requisite power and authority to carry on its business as now being conducted. All of Sub's outstanding shares of beneficial interest are owned directly by Parent. Each Subsidiary (as hereinafter defined) of Parent is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has the requisite corporate (in the case of a Subsidiary that is a corporation) or other power and authority to carry on its business as now being conducted, except where the failure to be so organized, existing or in good standing or to have such power or authority, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect (as hereinafter defined) on Parent. Parent and each of its Subsidiaries are duly qualified to do business, and are in good standing, in each jurisdiction where the character of their properties owned or held under lease or the nature of their activities makes such qualification necessary, except where the failure to be so qualified, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect on Parent.

     For purposes of this Agreement, any reference to any state of facts, event, change or effect having a "Material Adverse Effect" on or with respect to Parent or the Company, as the case may be, means such state of facts, event, change or effect which has had or would reasonably be expected to have, a materially adverse effect on the business, properties, results of operations or financial condition of Parent and its Subsidiaries, taken as a whole, or the Company and its Subsidiaries, taken as a whole, as the case may be. For purposes of this Agreement, "Subsidiary"means any corporation, partnership, limited liability company, joint venture or other legal entity of which Parent or the Company, as the case may be (either alone or through or together with any other Subsidiary),
(i) owns, directly or indirectly, more than 50% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation, partnership, limited liability company, joint

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

venture or other legal entity, (ii) is the general partner, trustee or other entity performing similar functions or (iii) owns, directly or indirectly, stock or other equity interests representing more than 50% of the economic interests of such corporation, partnership, limited liability company, joint venture or other legal entity.

     Section 2.2 Capital Structure. At the date hereof, the authorized stock of Parent consists of (i) 1,000,000,000 shares of Parent Common Stock, (ii) 200,000,000 shares of preferred stock, par value $0.01 per share (the "Parent Preferred Stock"), (iii) 50,000,000 shares of excess common stock, par value $0.01 per share ("Parent Excess Common Stock"), and (iv) 100,000,000 shares of excess preferred stock, par value $0.01 per share ("Parent Excess Preferred Stock"). At the close of business on August 15, 1998, 188,569,988 shares of Parent Common Stock were issued and outstanding and no shares of Parent Preferred Stock, Parent Excess Common Stock or Parent Excess Preferred Stock were outstanding. All the outstanding shares of Parent Common Stock are validly issued, fully paid and nonassessable and free of preemptive rights. As of the date of this Agreement, except as otherwise previously disclosed by Parent to the Company, and except for (a) stock options issued pursuant to the Incentive and Non-Qualified Shares Option Plan (1986) of the Company, the Corporation Stock Non-Qualified Stock Option Plan (1986) of the Company, the Stock Option Plan (1986) of Parent, the Trust Shares Option Plan (1986) of Parent, the 1995 Long-Term Incentive Plan of the Company and the 1995 Long-Term Incentive Plan of Parent (collectively, the "Starwood Stock Plans") covering not in excess of 19,529,390 shares of Parent Common Stock (collectively, the "Parent Stock Options"), (b) 11,899,314 shares of Parent Common Stock issuable upon the exchange of units ("SLT Units") in SLT Realty Limited Partnership (the "Realty Partnership") and units ("SLC Units") in SLC Operating Limited Partnership (the "Operating Partnership") and (c) 5,519,380 shares of Parent Common Stock issuable pursuant to the Forward Purchase Contract dated as of October 13, 1997 (the "Forward Purchase Contract") with an affiliate of Union Bank of Switzerland or certain similar forward purchase contracts, there are no options, warrants, calls, rights or agreements to which Parent is a party or by which it is bound obligating Parent to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of stock of Parent or obligating Parent to grant, extend or enter into any such option, warrant, call, right or agreement. At the date hereof, the total number of shares of beneficial interest which Sub has authority to issue is 1,000, consisting of 1,000 Common Shares, $0.01 par value per share ("Sub Shares"). At the close of business on September 15, 1998, 100 Sub Shares were issued and outstanding. All the outstanding Sub Shares are validly issued, fully paid and nonassessable and free of preemptive rights. As of the date of this Agreement, there are no options, warrants, calls, rights or agreements to which Sub is a party or by which it is bound obligating Sub to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of beneficial interest in Sub or obligating Sub to grant, extend or enter into any such option, warrant, call, right or agreement. All the Class B Shares issuable in exchange for Trust Shares at the Effective Time in accordance with this Agreement will be, when so issued, duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights.

     Section 2.3 Authority. The Board of Directors of Parent and the Board of Trustees of Sub have duly approved and adopted this Agreement. The Board of Directors of Parent has declared advisable the amendment and restatement of the Pairing Agreement, dated as of June 25, 1980, as amended (the "Pairing Agreement"), between Parent and the Company to read in its entirety as set forth on Exhibit 2.3 hereto or as otherwise agreed to by the parties (the "Pairing Agreement Amendment and Restatement"). The Board of Directors of Parent has resolved to recommend the approval of the Pairing Agreement Amendment and Restatement by its stockholders. Each of Parent and Sub has all requisite power and authority to enter into this Agreement, and, subject to approval by the stockholders of Parent of the Pairing Agreement Amendment and Restatement, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Sub and the consummation by Parent and Sub of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Parent and Sub, subject to approval by the stockholders of Parent of the Pairing Agreement Amendment and Restatement. This Agreement has been duly executed and delivered by Parent and Sub and (assuming the valid authorization, execution and delivery of this Agreement by the Company and the validity and binding effect hereof on the Company) constitutes the valid and binding obligation of Parent

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

and Sub enforceable against each of them in accordance with its terms. The Pairing Agreement Amendment and Restatement has been duly authorized by Parent's Board of Directors.

     Section 2.4 Consents and Approvals; No Violation. Assuming that all consents, approvals, authorizations and other actions described in this Section
2.4 have been obtained and all filings and obligations described in this Section
2.4 have been made, and except as otherwise previously disclosed by Parent to the Company, the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, result in any violation of, or default or loss of a material benefit (with or without notice or lapse of time, or both) under, or give to others a right of termination, cancellation or acceleration of any obligation under, or result in the creation of any security interests, liens, claims, pledges, mortgages, options, rights of first refusal, agreements, charges or other encumbrances of any nature whatsoever (each, a "Lien") upon any of the properties, assets or operations of Parent or any of its Subsidiaries under, any provision of (i) the charter or the Amended and Restated Bylaws of Parent, (ii) any provision of the comparable charter or organizational documents of any of Parent's Subsidiaries, (iii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to Parent or any of its Subsidiaries or (iv) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent or any of its Subsidiaries or any of their respective properties, assets or operations other than, in the case of clauses (ii), (iii) or (iv), any such violations, defaults, losses, rights or Liens that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Parent, materially impair the ability of Parent or Sub to perform their respective obligations hereunder or prevent the consummation of any of the transactions contemplated hereby. No filing or registration with, or authorization, consent or approval of, any domestic (federal or state), foreign or supranational court, commission, governmental body, regulatory agency, authority or tribunal (a "Governmental Entity") is required by or with respect to Parent or any of its Subsidiaries in connection with the execution and delivery of this Agreement by Parent or Sub or is necessary for the consummation of the Merger and the other transactions contemplated by this Agreement, except
(i) in connection, or in compliance, with the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), and the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the "Exchange Act"), (ii) the filing and acceptance for record of the Articles of Merger with and by the State Department of Assessments and Taxation of Maryland and appropriate documents with the relevant authorities of other states in which Parent, the Company or any of their respective Subsidiaries is qualified to do business, (iii) such filings and consents as may be required under any environmental, health or public or worker safety law or regulation pertaining to any notification, disclosure or required approval triggered by the Merger or by the transactions contemplated by this Agreement,
(iv) such filings as may be required in connection with the taxes described in
Section 5.9, (v) applicable requirements, if any, of state securities or "blue sky" laws ("Blue Sky Laws") and The New York Stock Exchange, Inc. (the "NYSE"),
(vi) as may be required under foreign laws, (vii) filings with and approvals by any regulatory authority with jurisdiction over Parent's and/or its Subsidiaries' gaming operations required under any Federal, state, local or foreign statute, ordinance, rule, regulation, permit, consent, approval, license, judgment, order, decree, injunction or other authorization governing or relating to the current or contemplated casino and gaming activities and operations of the Company, including the New Jersey Casino Control Act and the rules and regulations promulgated thereunder, the Nevada Gaming Control Act and the rules and regulations promulgated thereunder, the Mississippi Gaming Control Act and the rules and regulations promulgated thereunder, the Clark County governmental authorities and the rules and regulations promulgated thereby, the Indiana Gaming Control Act and the rules and regulations promulgated thereunder, the Nova Scotia Gaming Control Act and the rules and regulations promulgated thereunder, and the Ontario-Gaming Control Act and the rules and regulations promulgated thereunder (collectively, the "Gaming Laws"), (viii) such other consents, approvals, orders, authorizations, registrations, declarations and filings as Parent has previously disclosed to the Company and (ix) such other consents, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made, individually or in the aggregate, would

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

not reasonably be expected to have a Material Adverse Effect on Parent, materially impair the ability of Parent or Sub to perform its respective obligations hereunder or prevent the consummation of any of the transactions contemplated hereby.

     Section 2.5 SEC Documents and Other Reports. Parent has filed all required documents with the SEC since January 1, 1998 (the "Parent SEC Documents"). As of their respective dates, the Parent SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and, at the respective times they were filed, none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     Section 2.6 Joint Proxy Statement. None of the information to be supplied by Parent or Sub for inclusion or incorporation by reference in the joint proxy statement (together with any amendments or supplements thereto, the "Joint Proxy Statement") relating to the Stockholder Meetings (as defined in Section 5.1) will, at the time of the mailing of the Joint Proxy Statement and at the time of each of the Stockholder Meetings, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Effective Time any event with respect to Parent, its officers and directors or any of its Subsidiaries shall occur that is required to be described in the Joint Proxy Statement, such event shall be so described, and an appropriate amendment or supplement shall be promptly filed with the SEC and, as required by law, disseminated to the stockholders of Parent and shareholders of the Company. The Joint Proxy Statement will comply (with respect to Parent) as to form in all material respects with the provisions of the Exchange Act.

     Section 2.7 Absence of Certain Changes or Events. Except as disclosed in Parent SEC Documents filed prior to the date of this Agreement, since December 31, 1997, (A) Parent and its Subsidiaries have not sustained any loss or interference with their business or properties from fire, flood, windstorm, accident or other calamity (whether or not covered by insurance) that, individually or in the aggregate, has had, or would reasonably be expected to have, a Material Adverse Effect on Parent and (B) there have not been any events, changes or developments that, individually or in the aggregate, have had, or would reasonably be expected to have, a Material Adverse Effect on Parent.

     Section 2.8 Permits and Compliance. Each of Parent and its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for Parent or any of its Subsidiaries to own, lease and operate its properties or to carry on its business as it is now being conducted (the "Parent Permits"), except where the failure to have any of the Parent Permits, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect on Parent, and, as of the date of this Agreement, no suspension or cancellation of any of the Parent Permits is pending or, to the Knowledge of Parent (as hereinafter defined), threatened, except where the suspension or cancellation of any of the Parent Permits, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect on Parent. Neither Parent nor any of its Subsidiaries is in violation of (A) its charter, by-laws or other organizational documents, (B) any applicable law, ordinance, administrative or governmental rule or regulation or (C) any order, decree or judgment of any Governmental Entity having jurisdiction over Parent or any of its Subsidiaries, except, in the case of clauses (A), (B) and (C), for any violations that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect on Parent. Except as disclosed in the Parent SEC Documents filed prior to the date of this Agreement, as of the date hereof, there is no contract or agreement that is material to the business, properties, results of operations or financial condition of Parent and its Subsidiaries, taken as a whole. No event of default or event that, but for the giving of notice or the lapse of time or both, would constitute an event of default exists under any indenture, mortgage, loan agreement, note or other agreement or instrument for borrowed money, any guarantee of any agreement or instrument for borrowed money or any lease, contractual license or other agreement or instrument to which Parent or any of its Subsidiaries is a party or by which Parent or any

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

such Subsidiary is bound or to which any of the properties, assets or operations of Parent or any such Subsidiary is subject, other than any defaults that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect on Parent. For purposes of this Agreement, the term "Knowledge" when used with respect to Parent means the actual knowledge of the senior executive officers of Parent.

     Section 2.9 Tax Matters. Except as otherwise previously disclosed by Parent to the Company, (i) Parent and each of its Subsidiaries have filed all material federal, state, local, foreign and provincial Tax Returns required to have been filed on or prior to the date hereof, or appropriate extensions therefor have been properly obtained, and such Tax Returns are correct and complete, except to the extent that any failure to so file or any failure to be correct and complete, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect on Parent; (ii) all Taxes shown to be due on such Tax Returns have been timely paid or extensions for payment have been properly obtained, or such Taxes (as defined below) are being timely and properly contested; (iii) Parent and each of its Subsidiaries have complied in all material respects with all rules and regulations relating to the withholding of Taxes except to the extent that any failure to comply with such rules and regulations, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect on Parent; (iv) neither Parent nor any of its Subsidiaries has waived any statute of limitations in respect of its federal, state, local, foreign or provincial income or franchise Taxes, except to the extent that any such waiver, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect on Parent; (v) all federal income Tax Returns referred to in clause (i) for all years through 1994 have been examined by and settled with the Internal Revenue Service or the period for assessment of the Taxes in respect of which such Tax Returns were required to be filed has expired; (vi) no material issues that have been raised in writing by the relevant taxing authority in connection with the examination of the Tax Returns referred to in clause (i) are currently pending; and (vii) all material deficiencies asserted or material assessments made as a result of any examination of such Tax Returns referred to in clause (i) by any taxing authority have been paid in full or are being timely and properly contested. For purposes of this Agreement: (i) "Taxes" means any federal, state, local, foreign or provincial income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, withholding, alternative or add on minimum, ad valorem, value-added, transfer or excise tax, or other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty imposed by any Governmental Entity, and
(ii) "Tax Return" means any return, report or similar statement (including the attached schedules) required to be filed with respect to any Tax, including, without limitation, any information return, claim for refund, amended return or declaration of estimated Tax.

     Section 2.10 Actions and Proceedings. Except as set forth in the Parent SEC Documents filed prior to the date of this Agreement, there are no outstanding orders, judgments, injunctions, awards or decrees of any Governmental Entity against or involving Parent or any of its Subsidiaries, or against or involving any of the directors, officers or employees of Parent or any of its Subsidiaries, as such, or any of its or their properties, assets or business that, individually or in the aggregate, have had, or would reasonably be expected to have, a Material Adverse Effect on Parent. As of the date of this Agreement, there are no actions, suits or claims or legal, administrative or arbitrative proceedings or investigations pending or, to the Knowledge of Parent, threatened against or involving Parent or any of its Subsidiaries or any of their directors, officers or employees, as such, or any of its or their properties, assets or business that, individually or in the aggregate, have had, or would reasonably be expected to have, a Material Adverse Effect on Parent. As of the date hereof, there are no actions, suits, labor disputes or other litigation, legal or administrative proceedings or governmental investigations pending or, to the Knowledge of Parent, threatened against or affecting Parent or any of its Subsidiaries or any of their officers, directors or employees, as such, or any of their properties, assets or business relating to the transactions contemplated by this Agreement.

     Section 2.11 Compliance with Worker Safety and Environmental Laws. The properties, assets and operations of Parent and its Subsidiaries are in compliance with all applicable federal, state, local and foreign laws, rules and regulations, orders, decrees, judgments, permits and licenses relating to public and worker health and safety (collectively, "Worker Safety Laws") and the protection and clean-up of the environment and activities or conditions related thereto, including, without limitation, those relating to the generation, handling, disposal, transportation or release of hazardous materials (collectively, "Environmental Laws"), except for any violations that, individually or in the aggregate, have not had, or would not reasonably be expected to have, a Material Adverse Effect on Parent. With respect to such properties, assets and operations, including any previously owned, leased or operated properties, assets or operations, there are no events, conditions, circumstances, activities, practices, incidents, actions or plans of Parent or any of its Subsidiaries that may interfere with or prevent compliance or continued compliance with applicable Worker Safety Laws and Environmental Laws, other than any such interference or prevention that, individually or in the aggregate, has not had, or would not reasonably be expected to have, a Material Adverse Effect on Parent.

     Section 2.12 Intellectual Property. Parent and its Subsidiaries own or have the right to use all patents, trademarks, trade names, service marks, trade secrets, copyrights and other proprietary intellectual property rights (collectively, "Intellectual Property Rights") as are necessary in connection with the business of Parent and its Subsidiaries, taken as a whole, except where the failure to have such Intellectual Property Rights has not had, and would not reasonably be expected to have, a Material Adverse Effect on Parent. Neither Parent nor any of its Subsidiaries has infringed any Intellectual Property Rights of any third party other than any infringements that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect on Parent.

     Section 2.13 Required Vote of Parent Stockholders. The affirmative vote of a majority of the outstanding shares of Parent Common Stock is required to approve the Pairing Agreement Amendment and Restatement. No other vote of the stockholders of Parent is required by law, the NYSE, the charter or the Amended and Restated By-Laws of Parent or otherwise in order for Parent to consummate the Merger and the transactions contemplated hereby.

     Section 2.14 State Takeover Statutes. The Board of Directors of Parent has, to the extent such statutes are applicable, taken all action (including appropriate approvals of the Board of Directors of Parent) necessary to exempt Parent, its Subsidiaries and affiliates, the Merger, this Agreement and the transactions contemplated hereby from Sections 3-601 through 3-603 and Sections 3-701 through 3-709 of the MGCL or to satisfy the requirements thereof. To the Knowledge of Parent, no other state takeover statutes are applicable to the Merger, this Agreement and the transactions contemplated hereby.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Parent and Sub as follows:

     Section 3.1 Organization, Standing and Power. The Company is a real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland and has the requisite trust power and authority to carry on its business as now being conducted. Each Subsidiary of the Company is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has the requisite corporate (in the case of a Subsidiary that is a corporation) or other power and authority to carry on its business as now being conducted, except where the failure to be so organized, existing or in good standing or to have such power or authority, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect on the Company. The Company and each of its Subsidiaries are duly qualified to do business, and are in good standing, in each jurisdiction where the character of their properties owned or held under lease or the nature of their activities makes such qualification necessary, except where the failure to be so qualified, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect on the Company.

     Section 3.2 Capital Structure. As of the date hereof, the authorized beneficial interest of the Company consists of (i) 1,000,000,000 Trust Shares,
(ii) 200,000,000 Excess Trust Shares, par value $0.01 per share ("Excess Trust Shares"), (iii) 100,000,000 Trust Preferred Shares, par value $0.01 per share ("Trust Preferred Shares"), and (iv) 50,000,000 Excess Preferred Shares, par value $0.01 per share ("Excess Trust Preferred Shares"). Pursuant to Exhibit A to Articles of Merger dated January 2, 1998, 30,000,000 shares of beneficial interest were classified and designated as Class A Exchangeable Preferred Shares, par value $0.01 per share ("Class A EPS"), and 15,000,000 shares of beneficial interest were classified and designated as Class B Exchangeable Preferred Shares, par value $0.01 per share ("Class B EPS"). At the close of business on August 15, 1998, (i) 188,569,988 Trust Shares were issued and outstanding, (ii) 4,901,261 shares of Class A EPS were issued and outstanding and (iii) 4,405,126 shares of Class B EPS were issued and outstanding and (iv) no excess Trust Shares or Excess Trust Preferred Shares were outstanding. All the outstanding Trust Shares, Class A EPS and Class B EPS are validly issued, fully paid and non-assessable and free of preemptive rights. As of the date of this Agreement, except as otherwise previously disclosed by the Company to Parent, and except for (a) this Agreement, (b) stock options issued pursuant to the Starwood Stock Plans covering not in excess of 19,529,390 Trust Shares (collectively, the "Company Stock Options"), (c) 16,800,575 Trust Shares issuable upon the exchange of SLT Units, SLC Units and Class A EPS, (d) 4,405,126 Class A EPS issuable upon the conversion of Class B EPS, (e) 783,050 Class B EPS issuable upon the exchange of SLT Units and SLC Units and (f) 5,519,380 Trust Shares issuable pursuant to the Forward Purchase Contract or certain similar forward purchase contracts, there are no options, warrants, calls, rights or agreements to which the Company is a party or by which it is bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of beneficial interest of the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right or agreement.

     Section 3.3 Authority. The Board of Trustees of the Company has duly approved and adopted this Agreement and has declared advisable this Agreement, the Merger and the Pairing Agreement Amendment and Restatement. The Board of Trustees of the Company has resolved to recommend the approval of this Agreement and the Pairing Agreement Amendment and Restatement by its shareholders. The Company has all requisite trust power and authority and, subject to approval by the shareholders of the Company of this Agreement and the Pairing Agreement Amendment and Restatement, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of the Company, subject to approval by the shareholders of the Company of this Agreement and the Pairing Agreement Amendment and Restatement. This Agreement has been duly executed and delivered by the Company and (assuming the valid authorization, execution and delivery of this Agreement by Parent and Sub and the validity and binding effect hereof on Parent and Sub) constitutes the valid and binding obligation of the Company enforceable against it in accordance with its terms. This Agreement and the Pairing Agreement Amendment and Restatement have been duly authorized by the Company's Board of Trustees.

     Section 3.4 Consents and Approvals; No Violation. Assuming that all consents, approvals, authorizations and other actions described in this Section
3.4 have been obtained and all filings and obligations described in this Section
3.4 have been made, and except as otherwise disclosed by the Company to Parent, the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, result in any violation of, or default or loss of a material benefit (with or without notice or lapse of time, or both) under, or give to others a right of termination, cancellation or acceleration of any obligation under, or result in the creation of any Lien upon any of the properties, assets or operations of the Company or any of its Subsidiaries under, any provision of (i) the Declaration of Trust or the Amended and Restated Trustees' Regulations of the Company, (ii) any provision of the comparable charter or organizational documents of any of the Company's Subsidiaries, (iii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Company or any of its Subsidiaries or
(iv) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries or any of their respective properties, assets or operations other than, in the case of clauses (ii), (iii) or (iv), any such violations, defaults, losses, rights or Liens that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company, materially impair the ability of the Company to perform its obligations hereunder or prevent the consummation of any of the transactions contemplated hereby. No filing or registration with, or authorization, consent or approval of, any Governmental Entity is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company or is necessary for the consummation of the Merger and the other transactions contemplated by this Agreement, except (i) in connection, or in compliance, with the provisions of the HSR Act, the Securities Act and the Exchange Act, (ii) the filing and acceptance for record of the Articles of Merger with and by the State Department of Assessments and Taxation of Maryland and appropriate documents with the relevant authorities of other states in which Parent, the Company or any of their respective Subsidiaries is qualified to do business, (iii) such filings and consents as may be required under any environmental, health or public or worker safety law or regulation pertaining to any notification, disclosure or required approval triggered by the Merger or the transactions contemplated by this Agreement, (iv) such filings as may be required in connection with the taxes described in Section 5.9, (v) applicable requirements, if any, of Blue Sky Laws and the NYSE, (vi) as may be required under foreign laws, (vii) filings with and approvals by any regulatory authority with jurisdiction over Parent's and/or its Subsidiaries' gaming operations required under any Gaming Law, (viii) such other consents, approvals, orders, authorizations, registrations, declarations and filings as the Company has previously disclosed to Parent and (ix) such other consents, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company, materially impair the ability of the Company to perform its obligations hereunder or prevent the consummation of any of the transactions contemplated hereby.

     Section 3.5 SEC Documents and Other Reports. The Company has filed all required documents with the SEC since January 1, 1998 (the "Company SEC Documents"). As of their respective dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and, at the respective times they were filed, none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     Section 3.6 Joint Proxy Statement. None of the information to be supplied by the Company for inclusion or incorporation by reference in the Joint Proxy Statement will, at the time of the mailing of the Joint Proxy Statement and at the time of each of the Stockholder Meetings, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Effective Time any event with respect to the Company, its officers and directors or any of its Subsidiaries shall occur that is required to be described in the Joint Proxy Statement, such event shall be so described, and an appropriate amendment or supplement shall be promptly filed with the SEC and, as required by law, disseminated to the stockholders of Parent and shareholders of the Company. The Joint Proxy Statement will comply (with respect to the Company) as to form in all material respects with the provisions of the Exchange Act.

     Section 3.7 Absence of Certain Changes or Events. Except as disclosed in the Company SEC Documents filed prior to the date of this Agreement, since December 31, 1997, (A) the Company and its Subsidiaries have not sustained any loss or interference with their business or properties from fire, flood, windstorm, accident or other calamity (whether or not covered by insurance) that, individually or in the aggregate, has had, or would reasonably be expected to have, a Material Adverse Effect on the Company and (B) there have not been any events, changes or developments that, individually or in the aggregate, have had, or would reasonably be expected to have, a Material Adverse Effect on the Company.

     Section 3.8 Permits and Compliance. Each of the Company and its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for the Company or any of its Subsidiaries to own, lease and operate its properties or to carry on its business as it is now being conducted (the "Company Permits"), except where the failure to have any of the Company Permits, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect on the Company, and, as of the date of this Agreement, no suspension or cancellation of any of the Company Permits is pending or, to the Knowledge of the Company (as hereinafter defined), threatened, except where the suspension or cancellation of any of the Company Permits, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect on the Company. Neither the Company nor any of its Subsidiaries is in violation of (A) its charter, by-laws or other organizational documents, (B) any applicable law, ordinance, administrative or governmental rule or regulation or (C) any order, decree or judgment of any Governmental Entity having jurisdiction over the Company or any of its Subsidiaries, except, in the case of clauses (A), (B) and (C), for any violations that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect on the Company. Except as disclosed in the Company SEC Documents filed prior to the date of this Agreement, as of the date hereof, there is no contract or agreement that is material to the business, properties, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole. No event of default or event that, but for the giving of notice or the lapse of time or both, would constitute an event of default exists under any indenture, mortgage, loan agreement, note or other agreement or instrument for borrowed money, any guarantee of any agreement or instrument for borrowed money or any lease, contractual license or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any such Subsidiary is bound or to which any of the properties, assets or operations of the Company or any such Subsidiary is subject, other than any defaults that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect on the Company. For purposes of this Agreement, the term "Knowledge" when used with respect to the Company means the actual knowledge of the senior executive officers of the Company.

     Section 3.9 Tax Matters. Except as otherwise previously disclosed by the Company to Parent, (i) the Company and each of its Subsidiaries have filed all material federal, state, local, foreign and provincial Tax Returns required to have been filed on or prior to the date hereof, or appropriate extensions therefor have been properly obtained, and such Tax Returns are correct and complete, except to the extent that any failure to so file or any failure to be correct and complete, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect on the Company;
(ii) all Taxes shown to be due on such Tax Returns have been timely paid or extensions for payment have been properly obtained, or such Taxes are being timely and properly contested; (iii) the Company and each of its Subsidiaries have complied in all material respects with all rules and regulations relating to the withholding of Taxes except to the extent that any failure to comply with such rules and regulations, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect on the Company; (iv) neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of its federal, state, local, foreign or provincial income or franchise Taxes, except to the extent that any such waiver, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect on the Company; (v) all federal income Tax Returns referred to in clause (i) for all years through 1994 have been examined by and settled with the Internal Revenue Service or the period for assessment of the Taxes in respect of which such Tax Returns were required to be filed has expired; (vi) no material issues that have been raised in writing by the relevant taxing authority in connection with the examination of the Tax Returns referred to in clause (i) are currently pending; and (vii) all material deficiencies asserted or material assessments made as a result of any examination of such Tax Returns referred to in Clause (i) by any taxing authority have been paid in full or are being timely and properly contested.

     Section 3.10 Actions and Proceedings. Except as set forth in the Company SEC Documents filed prior to the date of this Agreement, there are no outstanding orders, judgments, injunctions, awards or decrees of any Governmental Entity against or involving the Company or any of its Subsidiaries, or against or involving any of the directors, officers or employees of the Company or any of its Subsidiaries, as such, or any of its or their properties, assets or business that, individually or in the aggregate, have had, or would reasonably be expected to have, a Material Adverse Effect on the Company. As of the date of this Agreement, there are no actions, suits or claims or legal, administrative or arbitrative proceedings or investigations pending or, to the Knowledge of the Company, threatened against or involving the Company or any of its Subsidiaries or any of their directors, officers or employees, as such, or any of their properties, assets or business that, individually or in the aggregate, have had, or would reasonably be expected to have, a Material Adverse Effect on the Company. As of the date hereof, there are no actions, suits, labor disputes or other litigation, legal or administrative proceedings or governmental investigations pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their officers, directors or employees, as such, or any of their properties, assets or business relating to the transactions contemplated by this Agreement.

     Section 3.11 Compliance with Worker Safety and Environmental Laws. The properties, assets and operations of the Company and its Subsidiaries are in compliance with all applicable Worker Safety Laws and Environmental Laws, except for any violations that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect on the Company. With respect to such properties, assets and operations, including any previously owned, leased or operated properties, assets or operations, there are no events, conditions, circumstances, activities, practices, incidents, actions or plans of the Company or any of its Subsidiaries that may interfere with or prevent compliance or continued compliance with applicable Worker Safety Laws and Environmental Laws, other than any such interference or prevention that, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect on the Company.

     Section 3.12 Intellectual Property. The Company and its Subsidiaries own or have the right to use all Intellectual Property Rights as are necessary in connection with the business of the Company and its Subsidiaries, taken as a whole, except where the failure to have such Intellectual Property Rights has not had, and would not reasonably be expected to have, a Material Adverse Effect on the Company. Neither the Company nor any of its Subsidiaries has infringed any Intellectual Property Rights of any third party other than any infringements that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect on the Company.

     Section 3.13 Required Vote of Company Shareholders. The affirmative vote of the holders of a majority of the outstanding Trust Shares, Class A EPS and Class B EPS (voting together as a single class) is required to adopt this Agreement and the Pairing Agreement Amendment and Restatement. No other vote of the shareholders of the Company is required by law, the NYSE, the Declaration of Trust or the Amended and Restated Trustees' Regulations of the Company or otherwise in order for the Company to consummate the Merger and the transactions contemplated hereby.

     Section 3.14 State Takeover Statutes. The Board of Trustees of the Company has, to the extent such statutes are applicable, taken all action (including appropriate approvals of the Board of Trustees of the Company) necessary to exempt the Company, its Subsidiaries and affiliates, the Merger, this Agreement and the transactions contemplated hereby from Sections 3-601 through 3-603 and Sections 3-701 through 3-709 of the MGCL or to satisfy the requirements thereof. To the Knowledge of the Company, no other state takeover statutes are applicable to the Merger, this Agreement and the transactions contemplated hereby.

                                   ARTICLE IV

                   COVENANTS RELATING TO CONDUCT OF BUSINESS

     Section 4.1 Conduct of Business by the Company Pending the Merger. Except with the prior consent of Parent, during the period from the date of this Agreement to the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, in all material respects carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent therewith, use reasonable efforts to keep available the services of its current officers and employees and preserve its relationships with customers, suppliers, licensors and lessors and others having business dealings with it to the end that its goodwill and ongoing business shall be unimpaired at the Effective Time.

     Section 4.2 Conduct of Business by Parent Pending the Merger. Except with the prior consent of the Company, during the period from the date of this Agreement to the Effective Time, Parent shall, and shall cause each of its Subsidiaries to, in all material respects carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent therewith, use reasonable efforts to keep available the services of its current officers and employees and preserve its relationships with customers, suppliers, licensors and lessors and others having business dealings with it to the end that its goodwill and ongoing business shall be unimpaired at the Effective Time.

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

     Section 5.1 Stockholder Meetings. Parent and the Company each shall, as soon as practicable following the date of this Agreement, duly call, give notice of, convene and hold a meeting of its stockholders or shareholders (respectively, the "Parent Stockholder Meeting" and the "Company Shareholder Meeting" and, collectively, the "Stockholder Meetings") for the purpose of considering the approval of this Agreement and the Merger (in the case of the Company) and the Pairing Agreement Amendment and Restatement (in the case of Parent and the Company). The Company and Parent will, through their respective Board of Trustees or Board of Directors, recommend to their respective shareholders or stockholders, as the case may be, approval of such matters and shall not withdraw such recommendation except as, and to the extent, required by their fiduciary obligations. The Company and Parent shall coordinate and cooperate with respect to the timing of such meetings and shall use their reasonable best efforts to hold such meetings on the same day.

     Section 5.2 Preparation of the Joint Proxy Statement. The Company and Parent shall promptly prepare and file with the SEC the Joint Proxy Statement. Each of Parent and the Company shall use reasonable efforts to resolve the comments of the SEC relating to the Joint Proxy Statement. As promptly as practicable after resolving the comments of the SEC, each of Parent and the Company shall mail the Joint Proxy Statement to its respective stockholders or shareholders. The Company shall also take any action reasonably required to be taken under any applicable state securities laws in connection with the issuance of Class B Shares in the Merger and upon the exercise of the Substitute Options (as defined in Section 5.6), and the Company shall furnish all information concerning the Company and the holders of Trust Shares as may be reasonably requested in connection with any such action.

     Section 5.3 Actions Prior to Closing. Prior to or after the Closing, Parent and Company shall use their reasonable best efforts to transfer a sufficient number of the leases relating to real property leased from the Company, the Realty Partnership or any of their respective Subsidiaries to Parent so as to avoid the termination of the Trust's status as a "real estate investment trust" under the Code, to amend and restate the limited partnership agreements of the Realty Partnership and the Operating Partnership in connection with the transactions contemplated hereby, and to recapitalize certain corporate Subsidiaries of which Parent holds 95% of the voting securities and the Company owns the remaining 5% of the voting securities; however, such actions shall not be a condition to the Closing.

     Section 5.4  [Deleted]

     Section 5.5 Stock Exchange Listings. The Company and Parent shall use their reasonable best efforts to list on the NYSE, upon official notice of issuance, the Class B Shares to be issued in connection with the Merger, such Class B Shares to trade together as a unit with shares of Parent Common Stock.

     Section 5.6 Stock Options. As of the Effective Time, each stock option (a "Starwood Stock Option") that is outstanding immediately prior to the Effective Time pursuant to the Starwood Stock

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

Plans shall become and represent an option to purchase (a "Substitute Option") the number of Class B Shares equal to the number of Trust Shares subject to such Starwood Stock Option immediately prior to the Effective Time and the number of shares of Parent Common Stock equal to the number of shares of Parent Common Stock subject to such Starwood Stock Option immediately prior to the Effective Time. After the Effective Time, except as provided above in this Section 5.6, each Substitute Option shall be exercisable upon the same terms and conditions as were applicable under the related Starwood Stock Option immediately prior to or at the Effective Time. Parent and the Company shall use all reasonable efforts to obtain any necessary consents of holders of Starwood Stock Options and take such other actions as may be necessary to effect this Section 5.6.

     Section 5.7 Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, as soon as practicable, the Merger and the other transactions contemplated by this Agreement, including, but not limited to: (i) the obtaining of all necessary actions or non-actions, waivers, consents and approvals from all Governmental Entities and the making of all necessary registrations and filings (including filings with Governmental Entities) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity (including those in connection with the HSR Act, state takeover statutes and Gaming Laws), (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity with respect to the Merger or this Agreement vacated or reversed, and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by this Agreement.

     Section 5.8 Public Announcements. Parent and the Company will not issue any press release with respect to the transactions contemplated by this Agreement or otherwise issue any written public statements with respect to such transactions without prior consultation with the other party, except as may be required by applicable law or by obligations pursuant to any listing agreement with any national securities exchange.

     Section 5.9 Real Estate Transfer and Gains Tax. Parent and the Company agree that either the Company or the Surviving Trust will pay any Federal, state, local, foreign or provincial tax which is attributable to the transfer of the beneficial ownership of the Company's or its Subsidiaries' real property, if any (collectively, the "Gains Taxes"), and any penalties or interest with respect to the Gains Taxes, payable in connection with the consummation of the Merger. The Company and Parent agree to cooperate with the other in the filing of any returns with respect to the Gains Taxes, including supplying in a timely manner a complete list of all real property interests held by the Company and its Subsidiaries and any information with respect to such property that is reasonably necessary to complete such returns. The portion of the consideration allocable to the real property of the Company and its Subsidiaries shall be determined by Parent in its reasonable discretion.

     Section 5.10 State Takeover Laws. If any "fair price," "business combination" or "control share acquisition" statute or other similar statute or regulation shall become applicable to the transactions contemplated hereby, Parent and the Company and their respective Board of Directors and Board of Trustees shall use all reasonable efforts to grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and shall otherwise act to minimize the effects of any such statute or regulation on the transactions contemplated hereby.

     Section 5.11 Indemnification. For six years from and after the Effective Time, Parent agrees to cause the Surviving Trust to, and shall guarantee the obligation of the Surviving Trust to, indemnify and hold harmless all past and present officers and trustees of the Company and of its Subsidiaries to the same extent such persons are indemnified as of the date of this Agreement by the Company pursuant to the Company's Declaration of Trust, Amended and Restated Trustees' Regulations or agreements in existence on the date hereof for acts or omissions occurring at or prior to the Effective Time.

     Section 5.12 Notification of Certain Matters. Parent shall use its reasonable best efforts to give prompt notice to the Company, and the Company shall use its reasonable best efforts to give prompt notice to Parent, of: (i) the occurrence, or non-occurrence, of any event the occurrence, or non-occurrence, of which it is aware and which would be reasonably likely to cause
(x) any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect or (y) any covenant, condition or agreement contained in this Agreement not to be complied with or satisfied in all material respects, (ii) any failure of Parent or the Company, as the case may be, to comply in a timely manner with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder or (iii) any event, change or development that has had, or would reasonably be expected to have, a Material Adverse Effect on Parent or the Company, as the case may be; provided, however, that the delivery of any notice pursuant to this Section 5.12 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

     Section 5.13 Employee Benefit Plans and Agreements. Parent agrees that it will cause the Surviving Trust to maintain for a period of twelve months immediately following the Effective Time, employee benefit plans, programs, agreements, policies and arrangements for employees of the Company and its Subsidiaries which in the aggregate are no less favorable than the employee benefit plans, programs, agreements, policies and arrangements of the Company and its Subsidiaries in effect on the Effective Time, and that it will cause the Surviving Trust to honor all employment agreements entered into by the Company prior to the date hereof; provided, however, that nothing in this Agreement shall be interpreted as limiting the power of Parent or the Surviving Trust to amend or terminate any employee benefit plan, program, agreement, policy or arrangement or as requiring Parent or the Surviving Trust to offer to continue (other than as required by its terms) any written employment contract.

                                   ARTICLE VI

                       CONDITIONS PRECEDENT TO THE MERGER

     Section 6.1  Conditions to Each Party's Obligation to Effect the
Merger. The respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following conditions:

          (a) Stockholder Approval. This Agreement, the Merger and the Pairing Agreement Amendment and Restatement shall have been duly approved by the requisite vote of shareholders of the Company in accordance with applicable law and the Declaration of Trust and Amended and Restated Trustees' Regulations of the Company and the Pairing Agreement (in the case of the Pairing Agreement Amendment and Restatement), and the Pairing Agreement Amendment and Restatement shall have been approved by the requisite vote of the stockholders of Parent in accordance with the terms of the Pairing Agreement, applicable law and the charter and Amended and Restated By-Laws of Parent.

          (b) Stock Exchange Listings. The Class B Shares issuable in the Merger shall have been authorized for listing on the NYSE, subject to official notice of issuance.

          (c) HSR and Other Approvals. (i) The waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

          (ii) All consents, approvals, orders or authorizations of or registrations, declarations or filings with any Governmental Entity, which the failure to obtain, make or occur would reasonably be expected to have a Material Adverse Effect on Parent or the Company (assuming the Merger had taken place), shall have been obtained, shall have been made or shall have occurred, and shall be in full force and effect.

          (d) No Order. No court or other Governmental Entity having jurisdiction over the Company or Parent, or any of their respective Subsidiaries, shall (after the date of this Agreement) have enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the Merger or any of the transactions contemplated hereby illegal.

     Section 6.2  Conditions to Obligation of the Company to Effect the
Merger. The obligation of the Company to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the additional condition that each of Parent and Sub shall have performed in all material respects each of its agreements contained in this Agreement required to be performed at or prior to the Effective Time, each of the representations and warranties of Parent and Sub contained in this Agreement that is qualified by materiality shall be true and correct at and as of the Effective Time as if made at and as of such time (other than representations and warranties which address matters only as of a certain date, which shall be true and correct as of such certain date) and each of the representations and warranties that is not so qualified shall be true and correct in all material respects at and as of the Effective Time as if made at and as of such time (other than representations and warranties which address matters only as of a certain date, which shall be true and correct in all material respects as of such certain date), in each case except as contemplated or permitted by this Agreement, and the Company shall have received certificates signed on behalf of each of Parent and Sub by its Chief Executive Officer and its Chief Financial Officer to such effect.

     Section 6.3 Conditions to Obligations of Parent and Sub to Effect the Merger. The obligations of Parent and Sub to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the additional condition that the Company shall have performed in all material respects each of its agreements contained in this Agreement required to be performed at or prior to the Effective Time, each of the representations and warranties of the Company contained in this Agreement that is qualified by materiality shall be true and correct at and as of the Effective Time as if made at and as of such time (other than representations and warranties which address matters only as of a certain date which shall be true and correct as of such certain date) and each of the representations and warranties that is not so qualified shall be true and correct in all material respects at and as of the Effective Time as if made at and as of such time (other than representations and warranties which address matters only as of a certain date which shall be true and correct in all material respects as of such certain date), in each case except as contemplated or permitted by this Agreement, and Parent shall have received a certificate signed on behalf of the Company by its Chief Executive Officer and its Chief Financial Officer to such effect.

                                  ARTICLE VII

                       TERMINATION, AMENDMENT AND WAIVER

     Section 7.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after any approval of the matters presented in connection with the Merger by the shareholders of the Company or the stockholders of Parent:

          (a) by mutual written consent of Parent and the Company;

          (b) by either Parent or the Company if there has been a material breach of the representations, warranties, covenants and agreements on the part of the other set forth in this Agreement, which breach has not been cured within 20 business days following receipt by the breaching party of notice of such breach from the non-breaching party;

          (c) by Parent or the Company if: (i) the Merger has not been effected on or prior to the close of business on June 30, 1999; provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(c)(i) shall not be available to any party whose failure to fulfill any of its obligations contained in this Agreement has been the cause of, or resulted in, the failure of the Merger to have occurred on or prior to the aforesaid date; or (ii) any court or other Governmental Entity having jurisdiction over a party hereto or any of their respective Subsidiaries shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order, decree, injunction or other order or taken any other action permanently enjoining, restraining or otherwise prohibiting or making illegal the transactions contemplated by this Agreement and such law, rule, regulation, executive order, decree, injunction or other order or other action shall have become final and nonappealable;

          (d) by Parent or the Company if the shareholders of the Company do not approve this Agreement, the Merger or the Pairing Agreement Amendment and Restatement at the Company Shareholder Meeting or at any adjournment or postponement thereof; or

          (e) by Parent or the Company if the stockholders of Parent do not approve the Pairing Agreement Amendment and Restatement at the Parent Stockholder Meeting or at any adjournment or postponement thereof.

     Section 7.2 Effect of Termination. In the event of termination of this Agreement by either Parent or the Company, as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability hereunder on the part of the Company, Parent, Sub or their respective officers, directors or trustees; provided, however, that nothing contained in this Section 7.2 shall relieve any party hereto from any liability for any willful breach of a representation or warranty contained in this Agreement or the breach of any covenant contained in this Agreement.

     Section 7.3 Amendment. This Agreement may be amended by the parties hereto, by or pursuant to action taken by their Board of Directors or Board of Trustees, as the case may be, at any time before or after approval of the matters presented in connection with the Merger by the stockholders of Parent and the shareholders of the Company, but, after any such approval, no amendment shall be made which by law requires further approval by such stockholders or shareholders without such further approval. This Agreement may not be amended except by an instrument in writing duly executed by each of the parties hereto.

     Section 7.4 Waiver. At any time prior to the Effective Time, the parties hereto may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein which may legally be waived. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing duly executed by such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

     Section 8.1 Non-Survival of Representations and Warranties. The representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall terminate at the Effective Time.

     Section 8.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally, one day after being delivered to an overnight courier or when telecopied (with a confirmatory copy sent by overnight courier) or delivered by hand to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     (a) if to Parent or Sub, to

         Starwood Hotels & Resorts Worldwide, Inc.
         777 Westchester Avenue
         White Plains, New York 10604
         Attention: Richard D. Nanula
         Facsimile No.: (914) 640-8310

        with a copy to:

               Sidley & Austin
               555 W. Fifth St.
               40th Floor
               Los Angeles, California 90013
               Attention: Sherwin L. Samuels, Esq.
               Facsimile No.: (213) 896-6600

     (b) if to the Company, to

         Starwood Hotels & Resorts
         777 Westchester Avenue
         White Plains, New York 10604
         Attention: Barry S. Sternlicht
         Facsimile No.: (914) 640-8310

        with a copy to:

               Sidley & Austin
               555 W. Fifth St.
               40th Floor
               Los Angeles, California 90013
               Attention: Sherwin L. Samuels, Esq.
               Facsimile No.: (213) 896-6600

     Section 8.3 Interpretation. When a reference is made in this Agreement to a Section or Article, such reference shall be to a Section or Article of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

     Section 8.4 Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

     Section 8.5 Entire Agreement; No Third-Party Beneficiaries. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Except for the provisions of Sections 5.6 and 5.11, and injunctive relief in respect of Section 5.9, this Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     Section 8.6 Governing Law. Except to the extent that the laws of the State of Maryland are mandatorily applicable to the Merger, this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     Section 8.7 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties except that Sub may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to Parent or to any direct or indirect wholly owned Subsidiary of Parent. This Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

     Section 8.8 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement may be consummated as originally contemplated to the fullest extent possible.

     Section 8.9 Enforcement of this Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific wording or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, such remedy being in addition to any other remedy to which any party is entitled at law or in equity.

     Section 8.10 Trust. The name "Starwood Hotels & Resorts" is the designation of the Company and its Trustees (as Trustees but not personally) under a Declaration of Trust dated August 25, 1969 as amended and restated, and all persons dealing with the Company must look solely to the Company's property for the enforcement of any claims against the Company, as the Trustees, officers, agents and security holders of the Company assume no personal obligations of the Company, and their respective properties shall not be subject to claims of any person relating to such obligation.

     IN WITNESS WHEREOF, Parent, Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized all as of the date first written above.

                                          STARWOOD HOTELS & RESORTS
                                          WORLDWIDE, INC.

                                          By: /s/ RICHARD D. NANULA
                                            ------------------------------------
                                              Name: Richard D. Nanula
                                              Title:   President and Chief
                                              Executive Officer

                                          ST ACQUISITION TRUST

                                          By: /s/ BARRY S. STERNLICHT
                                            ------------------------------------
                                              Name: Barry S. Sternlicht
                                              Title:   Chief Executive Officer

                                          STARWOOD HOTELS & RESORTS

                                          By: /s/ BARRY S. STERNLICHT
                                            ------------------------------------
                                              Name: Barry S. Sternlicht
                                              Title:   Chairman and Chief
                                              Executive Officer

                                                                         ANNEX B
                                                                     MARKED COPY

                   AMENDED AND RESTATED DECLARATION OF TRUST

                                       OF

                           STARWOOD HOTELS & RESORTS

                   AMENDED AND RESTATED DECLARATION OF TRUST
                                       OF
                           STARWOOD HOTELS & RESORTS

                               TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
   ARTICLE I.  The Trust; Definitions......................................    1
          1.1  Name........................................................    1
          1.2  Place of Business...........................................    1
          1.3  Nature of Trust.............................................    1
          1.4  Definitions.................................................    1
  ARTICLE II.  Trustees....................................................    4
          2.1  Number, Term of Office, Qualifications of Trustees..........    4
          2.2  Compensation and Other Remuneration.........................    5
          2.3  Resignation, Removal and Death of Trustees..................    5
          2.4  Vacancies...................................................    5
          2.5  Successor and Additional Trustees...........................    5
          2.6  Actions by Trustees.........................................    6
          2.7  Executive Committee.........................................    6
          2.8  Names and Addresses of Trustees.............................    6
          2.9  Non-Affiliated Trustees.....................................    6
 ARTICLE III.  Trustees' Powers............................................    6
          3.1  Power and Authority of Trustees.............................    6
          3.2  Specific Powers and Authorities.............................    6
          3.3  Bylaws......................................................    9
          3.4  Additional Powers...........................................    9
          3.5  Incorporation...............................................    9
  ARTICLE IV.  Advisor; Limitation on Operating Expenses...................   10
          4.1  Employment of Advisor.......................................   10
          4.2  Term........................................................   10
          4.3  Restrictions on Advisor.....................................   10
          4.4  Limitation on Operating Expenses............................   10
          4.5  Sale of Shares of the Advisor...............................   12
   ARTICLE V.  Investment Policy...........................................   12
          5.1  General Statement of Policy.................................   12
          5.2  Obligor's Default...........................................   13
          5.3  Changes Investment Policies and Restrictions................   13
  ARTICLE VI.  The Shares and Shareholders.................................   13
          6.1  Shares......................................................   13
          6.2  Legal Ownership of Trust Estate.............................   14
          6.3  Shares Deemed Personal Property.............................   14
          6.4  Share Record: Issuance and Transferability Shares...........   14
          6.5  Dividends or Distributions to Shareholders..................   15
          6.6  Transfer Agent, Dividend Distributing Agent and Registrar...   15
          6.7  Shareholders' Meeting.......................................   15

                                                                             PAGE
                                                                             ----
          6.8  Proxies.....................................................   16
          6.9  Reports to Shareholders.....................................   16
         6.10  Fixing Record Date..........................................   16
         6.11  Notice to Shareholders......................................   16
         6.12  Restrictions on Transfer....................................   16
         6.13  Excess Shares...............................................   20
         6.14  Intercompany Agreement......................................   22
         6.15  Class A Exchangeable Preferred Shares.......................   22
         6.16  Class B Exchangeable Preferred Shares.......................   36
         6.17  Redemption..................................................   53
         6.18  Class A Shares..............................................   53
         6.19  Class B Shares..............................................   56
 ARTICLE VII.  Liability of Trustees, Shareholders and Officers, and Other
               Matters.....................................................   62
          7.1  Exculpation of Trustee and Officers.........................   62
          7.2  Limitation of Liability of Shareholders, Trustees and
               Officers....................................................   62
          7.3  Express Exculpatory Clauses and Instruments.................   62
          7.4  Indemnification of Trustees, Officers, Employees and Other
               Agents......................................................   63
          7.5  Right of Trustees and Officers to Own Shares or Other
               Property and to Engage in Other Business....................   63
          7.6  Transactions Between the Trustees and the Trust.............   63
          7.7  Restriction of Duties and Liabilities.......................   65
          7.8  Persons Dealing with Trustees or Officers...................   65
          7.9  Reliance....................................................   65
         7.10  Income Tax Status...........................................   65
ARTICLE VIII.  Duration, Amendment, Termination and Qualification of
               Trust.......................................................   65
          8.1  Duration of Trust...........................................   65
          8.2  Termination of Trust........................................   65
          8.3  Amendment Procedure.........................................   66
          8.4  Qualification Under the REIT Provisions of the Internal
               Revenue Code................................................   66
  ARTICLE IX.  Miscellaneous...............................................   66
          9.1  Applicable Law..............................................   66
          9.2  Index and Headings for Reference Only.......................   66
          9.3  Successors in Interest......................................   66
          9.4  Inspection of Records.......................................   66
          9.5  Counterparts................................................   67
          9.6  Provisions of the Trust in Conflict with Law or
               Regulations.................................................   67
          9.7  Certifications..............................................   67
          9.8  Recording and Filing........................................   67
          9.9  Resident Agent..............................................   67

                   AMENDED AND RESTATED DECLARATION OF TRUST*

                                   ARTICLE I.

                             THE TRUST; DEFINITIONS

     1.1 Name. The name of the Trust shall be "Starwood Hotels & Resorts." As far as practicable and except as otherwise provided in this Declaration, the Trustees shall conduct the Trust's activities, execute all documents, and sue or be sued in the name of Starwood Hotels & Resorts, or in their names as Trustees of Starwood Hotels & Resorts.

     1.2 Place of Business. The principal office of the Trust shall be in the State of [Maryland] NEW YORK. However, the Trustees may, from time to time, change such location and maintain other offices or places of business.

     1.3 Nature of Trust. The Trust is a real estate investment trust organized under [Article 78C] TITLE 8 OF THE CORPORATIONS AND ASSOCIATIONS ARTICLE of the Annotated Code of the State of Maryland. It is intended that the Trust shall carry on business as a "real estate investment trust" (hereinafter called "REIT" or "Real Estate Investment Trust") as described in the REIT Provisions of the Internal Revenue Code. The Trust is not a general partnership, limited partnership, LIMITED LIABILITY COMPANY, joint venture, corporation or joint stock company or association (but nothing herein shall preclude the Trust from being taxed as an association under the REIT Provisions of the Internal Revenue Code) nor shall the Trustees or Shareholders or any of them for any purpose be, or be deemed to be treated in any way whatsoever to be, liable or responsible hereunder as partners or joint [ventures] VENTURERS. The relationship of the Shareholders to the Trustees shall be solely that of beneficiaries of the Trust and their rights shall be limited to those conferred upon them by this Declaration.

     1.4 Definitions. The terms defined in this Section 1.4 whenever used in this Declaration shall, unless the context otherwise requires, have the respective meanings hereinafter specified in this Section 1.4. In this Declaration, words in the singular number include the plural and in the plural number include the singular.

     (a) Accommodations Field. "Accommodations Field" shall mean the hotel, motel, motor inn, restaurant, and lodgings field generally, and shall also be deemed to include activities, undertakings and businesses directly allied or connected with, or directly related to, hotels, motels, motor inns, restaurants or lodgings.

     (b) Advisor. "Advisor" shall mean the Person, IF ANY, employed by the Trustees under the provisions of Article IV.

     (c) Affiliate. "Affiliate" shall mean (i) with respect to any Person, any other Person (A) which such Person directly or indirectly controls, is controlled by, or is under common control with or (B) of which such Person is a director, officer, employee, partner or trustee or (C) of which such Person directly or indirectly owns, controls or holds with power to vote five percent (5%) or more of the outstanding voting securities or (D) which directly or indirectly owns, controls or holds with power to vote five percent (5%) or more of the outstanding voting securities of such Person and (ii) with respect to the Trust, the Advisor and any other investment adviser, manager or independent contractor (as that term is defined in Section 856(d)(3) of the Internal Revenue
Code) of the Trust.

     (d) Annual Meeting of Shareholders. "Annual Meeting of Shareholders" shall have the meaning set forth in the first sentence of Section 6.7.

     (e) Annual Report. "Annual Report" shall have the meaning set forth in
Section 6.9.

     (f) Appraisal. "Appraisal" shall mean the fair market value, as of the date of the appraisal, of Real Property in its existing state or in a state as to be created or improved, as determined by the Trustees or as determined by any bank, insurance company or other Person which makes appraisals in connection with its

---------------

* This copy of the Amended and Restated Declaration of Trust is marked to show the proposed amendments. Additions are shown in bold; deletions are shown as stricken through.

lending or services activities or as determined by a disinterested Person having no interest in the Real Property, provided, however, that, any such Person, is, in the sole judgment of the Trustees, properly qualified to make a determination; provided further, that an appraisal shall be included within the meaning of the term Appraisal as used herein upon which the Trustees may in good faith rely if it is made on behalf of a Person or Persons other than the Trust at or prior to the time of the investment by the Trust if the Trust is acquiring an interest (either in whole or in part) in the investment with respect to which such appraisal is or has been made.

     (g) BYLAWS. "BYLAWS" SHALL HAVE THE MEANING SET FORTH IN SECTION 3.3.

     (h) Construction Loans. "Construction Loans" shall mean Mortgage Loans incurred to finance all or part of the cost of acquiring and improving land (including leaseholds therein) and the construction or improvement of buildings and other improvements thereon.

     [(h)](i) Declaration. "Declaration" shall mean this Declaration of Trust and all amendments or modifications thereof. References in this Declaration to "herein" and "hereunder" shall be deemed to refer to this Declaration and shall not be limited to the particular text, article or section in which such words appear.

     [(i)](j) Development Loans. "Development Loans" shall mean Mortgage Loans incurred to finance all or part of the cost of acquiring and improving vacant land and developing it into a site or sites suitable for the construction of buildings thereon or suitable for other residential, commercial, industrial or public uses.

     [(j)](k) Equity Investments. "Equity Investments" shall mean investments in Real Property (other than Mortgage Loans), or in borrowing or leasing entities or other organizations owning, operating or managing Real Property.

     [(k)](l) Equity Participations. "Equity Participations" shall mean participations acquired in connection with making any Real Property Investment, including, but not limited to, participations in contingent [interest] INTERESTS based upon operating revenues, participations in the ownership of Real Property, participations in rental based upon operating revenues or based upon a percentage of sales or room rents, or participations in the ownership of borrowing or leasing entities or other organizations owning, operating or managing Real Property.

     [(l)](m) First Mortgage. "First Mortgage" shall mean a Mortgage which takes priority or precedence over all other charges or liens upon the Real Property and which must be satisfied before such other charges are entitled to participate in the proceeds of any sale. Such priority shall not be deemed as abrogated by liens for taxes, or assessments which are not delinquent or remain payable without penalty, contracts (other than contracts for repayment of borrowed moneys), or leases, mechanic's and materialman's liens for work performed and materials furnished which are not in default or are in good faith being contested and other claims normally deemed in the same local jurisdiction not to abrogate the priority of a first mortgage.

     [(m)](n) First Mortgage Loans. "First Mortgage Loans" shall mean Mortgage Loans secured or collateralized at the time of acquisition thereof by the Trust by First Mortgages.

     [(n)](o) Interim Loans. "Interim Loans" shall mean Mortgage Loans secured or collateralized by Mortgages made on improved properties and having a maturity of three years or less.

     (p) INTERNAL REVENUE CODE. "INTERNAL REVENUE CODE" SHALL MEAN THE INTERNAL REVENUE CODE OF 1986, AS AMENDED FROM TIME TO TIME.

     (q)[(o)] Junior Mortgage. "Junior Mortgage" shall mean any Mortgage (other than a Mortgage securing a Wrap-Around Mortgage Loan or a Mortgage securing the junior portion of a Mortgage Loan with respect to which a Senior Participation has been issued) which has the same priority or precedence over all charges or encumbrances on Real Property as is required for a First Mortgage, except that it is subject to the priority of one or more Mortgages which must be satisfied before such Junior Mortgage is entitled to participate in the proceeds of any sale or other disposition of such Real Property.


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
     [(p)](r) Junior Mortgage Loans. "Junior Mortgage Loans" shall mean Mortgage Loans (other than Wrap-Around Mortgage Loans and the junior portion of Mortgage Loans with respect to which a Senior Participation has been sold) secured or collateralized by Junior Mortgages.



     [(q)](s) Long Term. "Long Term" shall mean, when used with respect to a Mortgage Loan, a Mortgage Loan other than an Interim Loan or a Construction Loan and, when used with respect to any other Real Property Investment, shall mean such an investment which is not expected to be amortized in full within a period of three years from the date on which such investment is made.



     [(r)](t) Mortgage Loans. "Mortgage Loans" shall mean notes, debentures, bonds and other evidence of indebtedness or obligation which are negotiable or non-negotiable and which are secured or collateralized by Mortgages.



     [(s)](u) Mortgages. "Mortgages" shall mean mortgages, deeds of trust or other security deeds on Real Property or rights or interests in Real Property.



     [(t)](v) National Hotel Companies. "National Hotel Companies" shall mean Hilton Hotels Corporation, Marriott Corporation, Holiday Inns, Inc., TraveLodge International, Inc. and any other nationally known hotel companies which are engaged in operations in the Accommodations Field or the granting of franchises to other Persons with respect to such operations and the Affiliates of any of them.



     [(u)](w) Net Assets. "Net Assets" shall mean the "Total Assets of the Trust", after deducting therefrom all liabilities of the Trust; provided, however, that depreciable assets shall be included in such Assets at the lesser of either:


          (i) the cost of such Assets on the books of the Trust less depreciation thereof on a straight-line basis over the useful life of such Assets in accordance with generally accepted accounting principles, and in making such calculation the useful life of such Assets shall correspond to the useful life used as the basis of depreciation on the Trust's federal income tax returns; or

          (ii) fair market value of such Assets, in the judgment of the Trustees.


     [(v)](x) Person. "Person" shall mean and include individuals, corporations, limited partnerships, general partnerships, LIMITED LIABILITY COMPANIES, joint stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land TRUSTS, REAL ESTATE INVESTMENT trusts, business trusts, or other entities and governments and agencies and political subdivisions thereof.



     [(w)](y) Real Property. "Real Property" shall mean and include land, rights in land, leasehold interests (including but not limited to interests of a lessor or lessee therein), and any building, structures, improvements, fixtures and equipment located on or used in connection with land, leasehold interests and rights in land or interest therein, but does not include Mortgages, Mortgage Loans or interests therein.



     [(x)](z) Real Property Investments. "Real Property Investments" shall mean and include investments in Real Property or in obligations secured, directly or indirectly, by liens on Real Property, including, but not limited to, Long-Term Mortgage Loans (with or without Equity Participations), Interim Loans, Development Loans, Construction Loans, First Mortgage Loans, Junior Mortgage Loans, Wrap-Around Mortgage Loans and Equity Investments in Real Property (including, but not limited to, land leaseback and leasehold mortgage loans, net lease financings and sale and leaseback transactions).



     [(y)](aa) REIT Provisions of the Internal Revenue Code. "REIT Provisions of the Internal Revenue Code" shall mean Part II, Subchapter M of Chapter 1, of the Internal Revenue Code of [1954] 1986, as now enacted or hereafter amended, or successor statutes and regulations promulgated thereunder.



     [(z)](bb) Securities. "Securities" shall mean any stock, shares, voting trust certificates, bonds, debentures, notes, or other evidences of indebtedness, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire any of the foregoing.

     [(aa)](cc) Senior Participation. "Senior Participation" shall mean a participation or interest which shall have been sold by the Trust in a Mortgage Loan, on terms and conditions satisfactory to the Trustees, pursuant to which the participation sold takes priority or precedence as to charges and liens upon the mortgaged property and satisfaction out of the proceeds of any sale over the junior portion of the Mortgage Loan retained by the Trust; provided, however, that a participation sold in a Mortgage Loan shall not be deemed to be a Senior Participation as such term is used in this Declaration unless such Mortgage Loan, considered as a single Mortgage Loan including the junior portion retained by the Trust, would satisfy all of the requirements relating to the investment by the Trust in a First Mortgage Loan.



     [(bb)](dd) Shares. "Shares" shall mean the shares of beneficial interest of the Trust as described in Section 6.1.



     [(cc)](ee) Shareholders. "Shareholders" shall mean, as of any particular time, all holders of record of outstanding Shares at such time.



     [(dd)](ff) Total Assets of the Trust. "Total Assets of the Trust" shall mean the value of all the assets of the Trust Estate as such value appears on the most recent quarterly balance sheet of the Trust available to the Trustees.



     [(ee)](gg) Trust. "Trust" shall mean the Trust created by this Declaration.



     [(ff)](hh) Trustees. "Trustees" shall mean, as of any particular time Trustees holding office under this Declaration at such time, whether they be the Trustees named herein or additional or successor Trustees, and shall not include the officers, representatives or agents of the Trust, or the Shareholders, but nothing herein shall be deemed to preclude the Trustees from also serving as officers, representatives, or agents of the Trust, or owning Shares.



     [(gg)](ii) Trust Estate. "Trust Estate" shall mean, as of any particular time, any and all property, real, personal, or otherwise, tangible or intangible, which is owned or held by the Trust or the Trustees, including, but not limited to, property which is transferred, conveyed or paid to the Trust or Trustees, and all rents, income, profits and gains therefrom.



     [(hh) Trustees' Regulations. "Trustees' Regulations" shall have the meaning set forth in Section 3.3.]



     [(ii)](jj) Wrap-Around Mortgage Loans. "Wrap-Around Mortgage Loans" shall mean Mortgage Loans which are subject to prior First Mortgages (which have been created prior to or simultaneously with the creation of the Wrap-Around Mortgage
Loan) and are made on the basis of the current values of the mortgaged properties without regard to and without discharging the prior First Mortgages; provided, however, that a Mortgage Loan shall not be included in the term Wrap-Around Mortgage Loan for purposes of this Declaration unless the indebtedness evidenced by the Wrap-Around Mortgage Loan when added to the indebtedness evidenced by the prior First Mortgage and considered as a single First Mortgage Loan would comply in all respects with the requirements relating to an investment by the Trust in such a First Mortgage Loan.


                                  ARTICLE II.

                                    TRUSTEES


     2.1 Number, Term of Office, Qualifications of Trustees. There shall be no less than three (3) nor more than fifteen (15) Trustees. The initial Trustees shall be the signatories to this Declaration as originally executed. Within the limits set forth in this Section 2.1, the number of Trustees may be fixed, increased or decreased from time to time by the Trustees or by the Shareholders at any particular time; provided, however, that, subject to the provisions of section 2.3, each Trustee shall hold office until the expiration of his term and until the election and qualification of his successor. Trustees may be re-elected. The Trustee shall be an individual at least twenty-one (21) years of age who is not under legal disability. [Such individual shall qualify as a Trustee when he has either signed the Declaration or agreed in writing to be bound by it.] Unless otherwise required by law, no Trustee shall be required to give bond, surety or security in any jurisdiction for the performance of any duties or obligations hereunder. The Trustees, in their capacity as trustees, shall not be required to devote their entire time to the business and affairs of the Trust.


     The Trustees shall be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class to expire at the [1995] 1999 Annual Meeting of Shareholders, the term of office of the second class to expire at the [1996] 2000 Annual Meeting of Shareholders and the term of office of the third class to expire at the [1997] 2001 Annual Meeting of Shareholders, with each Trustee to hold office until his or her successor shall have been duly elected and qualified. At each Annual Meeting of Shareholders, commencing with the [1995] 1999 Annual Meeting, (i) Trustees elected to succeed those Trustees whose terms then expire shall be elected for a term of office to expire at the third succeeding Annual Meeting of Shareholders after their election, with each Trustee to hold office until his or her successor shall have been duly elected and qualified, and (ii) if authorized by a resolution of the Board of Trustees, Trustees may be elected to fill any vacancy on the Board of Trustees, regardless of how such vacancy shall have been created.

     2.2 Compensation and Other Remuneration. The Trustees shall be entitled to receive such reasonable compensation for their services as Trustees as they may determine from time to time. The Trustees, either directly or indirectly, shall also be entitled to receive remuneration for services rendered to the Trust in any other capacity. Such services may include, without limitation, services as an officer of the Trust, legal, accounting or other professional services, or services as a broker, transfer agent or underwriter, whether performed by a Trustee or any person affiliated with a Trustee. Notwithstanding the foregoing, except as provided in Section 7.6, no Trustee shall receive any fee or other remuneration, directly or indirectly, as a result of any sale of property to or purchase of property from the Trust.

     2.3 Resignation, Removal and Death of Trustees. A Trustee may resign at any time by giving written notice in recordable form to the remaining Trustees at the principal office of the Trust. Such resignation shall take effect on the date such notice is given, or at any later time specified in the notice, without need for prior accounting. A Trustee may be removed at any time, with or without cause, by vote or written consent of holders of two-thirds ( 2/3rds) of the outstanding Shares entitled to vote thereon, or with cause by all remaining Trustees. A Trustee judged incompetent, or for whom a guardian or conservator has been appointed, shall be deemed to have resigned as of the date of such adjudication or appointment. Upon the resignation or removal of any Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining [Trustee] TRUSTEES shall require for the conveyance of any Trust property held in his name, and shall account to the remaining Trustee or Trustees, as they require, for all property which he holds as Trustee, and shall thereupon be discharged as Trustee. Upon the incapacity or death of any Trustee, his legal representative shall perform the acts set forth in the preceding sentence and the discharge mentioned therein shall run to such legal representative and to the incapacitated Trustee or the estate of the deceased Trustee, as the case may be.

     2.4 Vacancies. If any or all of the Trustees cease to be Trustees hereunder, whether by reason of resignation, removal, incapacity, death or otherwise, such event shall not terminate the Trust or affect its continuity. Until vacancies are filled, the remaining Trustee or Trustees, if any (even though less than three (3)), may exercise the powers of the Trustees hereunder. Vacancies occurring among the Trustees (including vacancies created by increases in number) may be filled by a majority of the remaining Trustees, though less than a quorum, or by a sole remaining Trustee, and the person so appointed shall hold office for a term expiring at the Annual Meeting of Shareholders at which the term of office of the class to which they have been appointed expires and until his successor is elected and qualified. If at any time there shall be no Trustees in office, successor Trustees shall be elected by the Shareholders as provided in Section 6.7.

     2.5 Successor and Additional Trustees. [The] ANY right, title and interest of the Trustees in and to the Trust Estate shall also vest in successor and additional Trustees upon their qualification, and they shall thereupon have all the rights and obligations of Trustees hereunder. [Such] ANY SUCH right, title and interest shall vest in the Trustees, whether or not conveyance documents have been executed and delivered pursuant to Section 2.3, or otherwise.

     2.6 Actions by Trustees. A quorum for all meetings of the Trustees shall be a majority of the Trustees. Common or interested Trustees may be counted in determining the presence of a quorum at a meeting of the Trustees. Unless specifically provided otherwise in this Declaration, the Trustees may act by a vote or resolution at a meeting at which a quorum is present, or without a meeting by a written vote, resolution, or other writing consenting to said action, signed by [a majority of] the Trustees. Any agreement, deed, mortgage, lease or other instrument or writing executed by one or more of the Trustees, or by any authorized person, shall be valid and binding upon the Trustees and upon the Trust when ratified by action of the Trustees.

     2.7 Executive Committee. The Trustees may appoint from among their own number an executive committee of two or more [persons] TRUSTEES to whom they may delegate from time to time such of the powers [herein given to] OF the Trustees as they may deem advisable.

     2.8 Names [and Addresses] of Trustees [and Officers]. The names [and addresses] of the Trustees [and officers] of the Trust on the date hereof are as follows:


[Names of prior Trustees omitted.]

[Table]
                      [S]                                   [C]
                      JEAN-MARC CHAPUS                      STEPHEN R. QUAZZO
                      BRUCE W. DUNCAN                       STUART M. ROTHENBERG
                      MADISON F. GROSE                      BARRY S. STERNLICHT
                      GEORGE J. MITCHELL                    RAYMOND S. TROUBH
                      ROGER S. PRATT
[/Table]

     2.9 Non-Affiliated Trustees. Affiliates of the Advisor and of any National Hotel Company may be Trustees; however, there shall at all times be at least a majority of the Trustees who are not Affiliates of the Advisor or of any National Hotel Company or Affiliates of such Affiliates. If at any time, by reason of one or more vacancies, there shall not be at least a majority of such Trustees who are not such Affiliates, then within sixty (60) days after such vacancy occurs, the continuing Trustee or Trustees then in office shall [appoint] ELECT, pursuant to Section 2.4, a sufficient number of other Persons who are not such Affiliates so that there shall be at least a majority of such Trustees in office.

                                  ARTICLE III.

                                TRUSTEES' POWERS

     3.1 Power and Authority of Trustees. The Trustees, subject only to the specific limitations contained in this Declaration, shall have without further or other authorization, and free from any power or control on the part of the Shareholders, full, absolute and exclusive power, control and authority over the Trust Estate and over the business and affairs of the Trust to the same extent as if the Trustees were the sole owners thereof in their own right, and to do all such acts and things as in their sole judgment and discretion are necessary or incidental to, or desirable, for the carrying out of any of the purposes of the Trust or conducting the business of the Trust. Any determination made in good faith by the Trustees of the purposes of the Trust or the existence of any power or authority hereunder shall be conclusive. In construing the provisions of this Declaration, presumption shall be in favor of the grant of powers and authority to the Trustees. The enumeration of any specific power or authority herein shall not be construed as limiting the general powers or authority or any other specified power or authority conferred herein upon the Trustees.

     3.2 Specific Powers and Authorities. Subject only to the express limitations contained in this Declaration and in addition to any powers and authorities conferred by this Declaration or which the Trustees may have by virtue of any present or future statute or rule or law, the Trustees without any action or consent by the Shareholders shall have and may exercise at any time and from time to time the following powers and authorities which may or may not be exercised by them in their sole judgment and discretion and in such manner and upon such terms and conditions as they may from time to time deem proper:

     (a) To retain, invest and reinvest the capital or other funds of the Trust in real or personal property of any kind, all without regard to whether any such property is authorized by law for the investment of trust funds and to possess and exercise all the rights, powers and privileges appertaining to the ownership of the Trust Estate and to increase the capital of the Trust at any time by the issuance of additional Shares for such consideration as they deem appropriate.

     (b) For such consideration as they deem proper, to invest in, purchase or otherwise acquire for cash or other property or through the issuance of Shares or through the issuance of notes, debentures, bonds or other obligations of the Trust and hold for investment the [entire] ENTIRETY of any participating interest in notes, bonds, or other obligations which are secured by Mortgages. In connection with any such investment, purchase or acquisition, the Trustees shall have the power to acquire a share of rents, lease payments or other gross income from or a share of the profits from or a share in the equity or ownership of Real Property, either directly or through joint venture, general or limited partnership, or other lawful combinations or associations; to invest in loans secured by the pledge or transfer of mortgage obligations; to develop, operate, pool, utilize, grant production payments out of or lease or otherwise dispose of mineral, oil and gas properties and rights.

     (c) To sell, rent, lease, hire, exchange, release, partition, assign, mortgage, pledge, hypothecate, grant security interests in, encumber, negotiate, convey, transfer or otherwise dispose of any and all of the Trust Estate by deeds, trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Trust or the Trustees by one or more of the Trustees or by a duly authorized officer, employee, agent or any nominee of the Trust.

     (d) To issue Shares, bonds, debentures, notes or other evidences of indebtedness which may be secured or unsecured and may be subordinated to any indebtedness of the Trust and may be convertible into Shares and which may include options, warrants and rights to subscribe to, purchase or acquire any of the foregoing, all without vote of or other action by the Shareholders to such Persons for such cash, property or other consideration (including Securities issued or created by, or interest in any Person) at such time or times and on such terms as the Trustees may deem advisable and to list any of the foregoing Securities issued by the Trust on any securities exchange and to purchase or otherwise acquire, hold, cancel, reissue, sell and transfer any of such Securities.

     (e) To enter into leases, contracts, obligations, and other agreements for a term extending beyond the term of office of the Trustees and beyond the possible termination of the Trust or for a lesser term.

     (f) To borrow money and give negotiable or non-negotiable instruments therefor; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of third parties; to enter into other obligations on behalf of the Trust; and to assign, convey, transfer, mortgage, subordinate, pledge, grant security interests in, encumber or hypothecate the Trust Estate to secure any of the foregoing.

     (g) To lend money, whether secured or unsecured.

     (h) To create reserve funds for any purpose.

     (i) To incur and pay out of the Trust Estate any charges or expenses, and disburse any funds of the Trust, which charges, expenses or disbursements are, in the opinion of the Trustees, necessary or incidental to or desirable for the carrying out of any of the purposes of the Trust or conducting the business of the Trust, including, without limitation, taxes and other governmental levies, charges and assessments, of whatever kind, or nature, imposed upon or against the Trustees in connection with the Trust or the Trust Estate or upon or against the Trust Estate or any part thereof, and for any of the purposes herein.

     (j) To deposit funds of the Trust in banks, trust companies, savings and loan associations and other depositories, whether or not such deposits will draw interest, the same to be subject to withdrawal on such terms and in such manner and by such Person or Persons (including any one or more Trustees, OR officers, agents or representatives) as the Trustees may determine.

     (k) To possess and exercise all the rights, powers and privileges appertaining to the ownership of all or any Mortgages or Securities, issued or created by, or interests in, any Person, forming part of the Trust Estate, to the same extent that an individual might, and, without limiting the generality of the foregoing, to vote or give any consent, request or notice, or waive any notice, either in person or by proxy or power of attorney, with or without power of substitution, to one or more Persons, which proxies and powers of attorney may be for meetings or action generally or for any particular meeting or action, and may include the exercise of discretionary powers.

     (l) To cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire the Trust Estate or any part or parts thereof or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer the Trust Estate or any part or parts thereof to or with any such Person in exchange for the Securities thereof or otherwise, and to lend money to, subscribe for the Securities of, and enter into any contracts with, any such Person in which the Trust holds or is about to acquire Securities or any other interest.

     (m) To enter into joint ventures, general or limited partnerships and any other lawful combinations or associations.

     (n) To elect, appoint, engage or employ officers for the Trust (including a President, Secretary, Treasurer and such Vice Presidents and other officers as the Trustees may determine), who may be removed or discharged at the discretion of the Trustees, such officers to have such powers and duties, and to serve such terms, as may be prescribed by the Trustees or by the [Trustees' Regulations] BYLAWS; to engage or employ any Persons (including, subject to the provisions of Sections 7.5 and 7.6, any Trustee or officer and any Person in which any Trustee or officer is directly or indirectly interested or with which he is directly or indirectly connected) as agents, representatives, employees, or independent contractors (including, without limitation, real estate advisors, investment advisors, transfer agents, registrars, underwriters, accountants, attorneys at law, real estate agents, managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, and to pay compensation from the Trust for services in as many capacities as such Person may be so engaged or employed; and, except as prohibited by law, to delegate any of the powers and duties of the Trustees to any one or more Trustees, agents, representatives, officers, employees, independent contractors or other Persons. The Trustees may elect one of the Trustees as Chairman, to preside at meetings of the Trustees and exercise such other powers and duties as the Trustees may from time to time assign to him; provided that the Chairman shall not be or act as an officer of the Trust.

     (o) To determine whether moneys, Securities or other assets received by the Trust shall be charged or credited to income or capital or allocated between income and capital, including the power to amortize or fail to amortize any part or all of any premium or discount, to treat any part [of] OR all of the profit resulting from the maturity or sale of any asset, whether purchased at a premium or at a discount, as income or capital, or apportion the same between income and capital, to apportion the sales price of any asset between income and capital, and to determine in what manner any expenses or disbursements are to be borne as between income and capital, whether or not in the absence of the power and authority conferred by this subsection such moneys, Securities or other assets would be regarded as income or as capital or such expense or disbursement would be charged to income or to capital; to treat any dividend or other distribution on any investment as income or capital or apportion the same between income and capital; to provide or fail to provide reserves for depreciation, amortization or obsolescence in respect of all or any part of the Trust Estate subject to depreciation, amortization or obsolescence in such amounts and by such methods as they shall determine; and to determine the method or form in which the accounts and records of the Trust shall be kept and to change from time to time such method or form.

     (p) To determine from time to time, the value of all or any part of the Trust Estate and of any services, Securities, property or other consideration to be furnished to or acquired by the Trust, and from time to time to revalue all or any part of the Trust Estate in accordance with such appraisals or other information as are, in the Trustees' sole judgment, necessary and/or satisfactory.

     (q) To collect, sue for, and receive all sums of money coming due to the Trust, and to engage in, intervene in, prosecute, join, defend, compound, compromise, abandon or adjust, by arbitration or otherwise, any actions, suits, proceeding, disputes, claims, controversies, demands or other litigation relating to the Trust, the Trust Estate or the Trust's BUSINESS AND affairs, to enter into agreements therefor, whether or not any suit is commenced or claim accrued or asserted and, in advance of any controversy, to enter into agreements regarding arbitration, adjudication or settlement thereof.

     (r) To renew, modify, release, compromise, extend, consolidate, or cancel, in whole or in part, any obligation to or of the Trust.

     (s) To purchase and pay for out of the Trust Estate insurance contracts and policies insuring the Trust Estate against any and all risks and insuring the Trust and/or any or all of the Trustees, the Shareholders or officers against any and all claims and liabilities of every nature asserted by any Person arising by reason of any action alleged to have been taken or omitted by the Trust or by the Trustees, Shareholders, or officers.

     (t) To cause legal title to any of the Trust Estate to be held by and/or in the name of the Trustees, or except as prohibited by law, by and/or in the name of the Trust or one or more of the Trustees or any other Person, on such terms, in such manner, with such powers in such Person as the Trustees may determine, and with or without disclosure that the Trust or Trustees are interested therein.

     (u) To adopt a fiscal year for the Trust, and from time to time to change such fiscal year.

     (v) To adopt and use a seal (but the use of a seal shall not be required for the execution of instruments or obligations of the Trust).

     (w) To make, perform, and carry out, or cancel and rescind, contracts of every kind for any lawful purpose without limit as to amount, with any person, firm, trust, association, corporation, municipality, county, parish, state, territory, government or other municipal or governmental subdivision. These contracts shall be for such duration and upon such terms as the Trustees in their sole discretion shall determine.

     (x) To do all other such acts and things as are incident to the foregoing, and to exercise all powers which are necessary or useful to carry on the business of the Trust, to promote any of the purposes for which the Trust is formed, and to carry out the provisions of this Declaration.

     3.3 [Trustees Regulations] BYLAWS. The Trustees may make, adopt, amend or repeal regulations (the ["Trustees' Regulations")] "BYLAWS") containing provisions relating to the business of the Trust, the conduct of its BUSINESS AND affairs, its rights or powers and the rights or powers of its Shareholders, Trustees or officers not inconsistent with law or with this Declaration.


     3.4 Additional Powers. The Trustees shall additionally have and MAY exercise all the powers conferred by the laws of the State of Maryland upon real estate investment trusts formed under such laws, insofar as such laws are not in conflict with the provisions of this Declaration.


     3.5 Incorporation. With the approval of the holders of a majority of the [shares] SHARES ENTITLED TO VOTE IN THE MATTER, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association, or other [organization] PERSON to take over the Trust property or any part or parts thereof or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or any part or parts thereof to any such corporation, trust, association, or [organization] OTHER PERSON in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, association, or [organization] OTHER PERSON, or any corporation, trust, partnership, association, or [organization] OTHER PERSON in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, TRUST,


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

ASSOCIATION OR OTHER PERSON if and to the extent permitted by law, provided that under the law then in effect, the federal income tax benefits available to Real Estate Investment Trusts, or substantially similar benefits, are also available to such corporation, trust, association or [organization] OTHER PERSON.

                                  ARTICLE IV.

                   ADVISOR; LIMITATION ON OPERATING EXPENSES

     4.1 Employment of Advisor. The Trustees are responsible for the general policies of the Trust and for such general supervision of the business AND AFFAIRS of the Trust conducted by all officers, agents, employees, advisors, managers or independent contractors of the Trust as may be necessary to insure that such business [conforms to the provisions of] AND AFFAIRS CONFORM TO this Declaration. However, the Trustees shall not be required personally to conduct the business AND AFFAIRS of the Trust, and consistent with their ultimate responsibility as stated above, the Trustees shall have the power to appoint, employ or contract with such Person or Persons (including one or more of themselves or any corporation, partnership, [or] trust OR OTHER PERSON in which one or more of them may be directors, officers, stockholders, partners or trustees) as the Trustees may deem necessary or proper for the transaction of the business AND AFFAIRS of the Trust. The Trustees may therefor employ or contract with such Person (herein referred to as the "Advisor") as an investment adviser and administrator of the affairs of the Trust and may grant or delegate such authority to the Advisor as the Trustees may in their sole discretion deem necessary or desirable without regard to whether such authority is normally granted or delegated by Trustees.

     The Trustees shall have the power to determine the terms and compensation of the Advisor or any other Person whom they may employ or with whom they may contract; provided, however, that any determination to employ or contract with any Trustee or any Person in which a Trustee may be a director, officer, stockholder, partner, employee or trustee, shall be valid only if made, approved or ratified by a majority of the other Trustees. The Trustees may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Trust, to act as agent for the Trust, to execute documents on behalf of the Trustees, and to make executive decisions which conform to general policies and general principles previously established by the Trustees.

     4.2 Term. The Trustees shall not enter into any contract with the Advisor unless such contract has an initial term [expiring at the end of the Trust's fiscal year commencing in 1971] OF ONE YEAR and provides for annual renewal or extension thereafter. The Trustees shall not enter into such a contract with any Person unless such contract provides for renewal or extension thereof only by the affirmative vote of a majority of the [other Trustees] TRUSTEES WHO ARE NOT AFFILIATED WITH THE ADVISOR. Any such contract shall provide that it may be terminated (a) by the Trust upon sixty (60) days' written notice by unanimous vote of the Trustees who are not affiliated with the Advisor, (b) by the Advisor upon one hundred twenty (120) days' written notice by unanimous vote of the directors of the Advisor who are not Trustees or (c) by the holders of more than a majority of the shares of the Trust ENTITLED TO VOTE ON THE MATTER.

     4.3 Restrictions on Advisor. The Advisor may administer the Trust as its sole and exclusive function or engage in other activities including the rendering of advice to other investors and the management of other investments. The Advisor shall not, however, without prior written consent of a majority of the Trustees, render advice or service to any other Real Estate Investment Trust, except that the Advisor may, with respect to any loan or other investment in which the Trust may participate or allot a participation, render advice and service, with or without remuneration, to each and every participant in such loan or other investment.

     4.4 Limitation on Operating Expenses. Each contract made with the Advisor shall provide that, within 120 days after the end of any Fiscal Year which begins on a date following the effective date of the Trust's first Registration Statement filed under the Securities Act of 1933, the Advisor will refund to the Trust (or, at the election of the Trustees, reduce its compensation payable by)
(A) the amount, if any, by which the Operating Expenses of the Trust during such Fiscal Year exceed the lesser of (a) 1.2% of the Average Value of Invested Assets for such Fiscal Year or (b) the greater of (i) 1.2% of the Month-end

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

Average Net Assets of the Trust for such Fiscal Year or (ii) 25% of the Net Income of the Trust for such Fiscal Year and (B) the amount, if any, by which the aggregate of fees and expenses (including travel expenses and other out-of-pocket expenses) paid to Trustees who are not affiliates of the Advisor and expenses of the type referred to in clause (m) of the definition of Operating Expenses contained in this Section 4.4 during such Fiscal Year exceeded 0.3% of the Average Value of Invested Assets for such Fiscal Year.

     For purposes of this Section 4.4 the following terms shall have the meanings set forth below:

     (a) "Average Value" for any period shall mean the arithmetic average of the aggregate Value of the assets reflected in the computation at the close of the last business day of each month during the period to which such computation relates.

     (b) "Average Value of Invested Assets" shall mean the Average Value of the Trust's total assets (without deduction of any liabilities) plus the undisbursed commitments of the Trust in respect of closed loans or other closed investments, but excluding good will and other intangible assets, cash, cash items and obligations of municipal, state and the federal governments and governmental agencies (other than obligations secured by a lien on real property owned, or to be acquired, by such governments or governmental agencies and securities of the Federal Housing Administration, the Federal National Mortgage Administration, and other governmental agencies issuing securities backed by a pool of mortgages).

     (c) "Value" of an asset or assets shall mean the value of such asset or assets on the books of the Trust, reduced by provision for amortization, depreciation or depletion but before deducting any indebtedness or other liability in respect thereof. Depreciable assets shall be valued at the lesser [or] OF fair market value (in the judgment of the Trustees) or cost less straight line depreciation.

     (d) "Fiscal Year" shall mean any period for which an income tax return is submitted to the Internal Revenue Service and which is treated by the Internal Revenue Service as a reporting period.

     (e) "Net Income" for any period shall mean the net income of the Trust for such period computed on the basis of its results of operations for such period, after deduction of all expenses other than the regular, incentive and additional compensation payable to the Advisor or fees payable to any mortgage service, and excluding extraordinary items and gains and losses from the disposition of assets of the Trust.

     (f) "Month-End Average Net Assets" shall mean the Average Value of all the assets of the Trust minus all the liabilities of the Trust reflected in the computation at the close of each month during the period to which such computation relates.

     (g) "Operating Expenses" during any Fiscal Year shall mean the aggregate annual expenses of every character regarded as operating expenses in accordance with generally accepted accounting principles, as determined by the independent public or certified accountants who shall have reported on the financial statements of the Trust at the end of and for such Fiscal Year but excluding:

          [(a)](1) interest, discount and other costs of borrowed money;

          [(b)](2) taxes on income and taxes and assessments on real property and all other taxes (including license fees) applicable to the Trust;

          [(c)](3) legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing, engraving and other expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of the Trust's securities;

          [(d)](4) fees and expenses (including travel expenses and other out-of-pocket expenses) paid to Trustees (other than fees paid to Trustees who are affiliates of the Advisor), independent contractors, consultants, managers, closing and disbursement agents, and other agents employed by or on behalf of the Trust (other than the Advisor);

          [(e)](5) expenses connected with the acquisition, disposition and ownership of real estate interests or mortgage loans or other property (including the costs of closing, foreclosure, insurance premiums, legal services, brokerage and sales commissions, maintenance, repair and improvement of property);

          [(f)](6) expenses of maintenance, up-keep and management of real estate equity interests and processing and servicing mortgage, construction and other loans;

          [(g)](7) insurance as required by the Trustees (including Trustees' liability insurance);

          [(h)](8) the expenses of organizing, revising, amending, converting, modifying or terminating the Trust;

          [(i)](9) expenses connected with payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Trustees to holders of securities of the Trust;

          [(j)](10) all expenses connected with communications to holders of securities of the Trust and the other bookkeeping and clerical work necessary in maintaining relations with holders of securities, including the cost of printing and mailing certificates for securities and proxy solicitation materials and reports to holders of the Trust's securities;

          [(k)](11) the cost of any accounting, statistical, or bookkeeping equipment necessary for the maintenance of the books and records of the Trust;

          [(l)](12) transfer agent's, registrar's and indenture trustee's fees and charges;

          [(m)](13) legal, accounting and auditing fees and expenses incurred in connection with the administration and operation of the business of the Trust in the ordinary course of its business and not included in clauses [(a)](1) through [(1)](12) of this definition; and

          [(n)](14) depletion, depreciation, amortization and losses on disposition of investments and reserves therefor.

     All calculations made in accordance with this Section 4.4 shall be based upon statements (which may be unaudited, except as provided herein) prepared on an accrual basis consistent with generally accepted accounting principles, regardless of whether the Trust may also prepare statements on a different basis.

     4.5 [Initial Advisor. Hotel Advisors, Inc. shall serve as the initial Advisor. 4.6] Sale of Shares of the Advisor. Any advisory agreement entered into by the Trustees with an Advisor shall contain, among other provisions, a provision permitting any transfer, directly or indirectly, of securities of the Advisor without the consent of the Trust or its shareholders and a waiver to the fullest extent permitted by law of any rights which the Trust or its shareholders might have to any income or profits realized on any such direct or indirect transfer by the transferor of such securities. By purchasing Shares of the Trust, each shareholder shall be deemed to have consented to any such transfer and to have expressly and irrevocably waived any interest in or rights to any such income or profits. Such waiver shall not be effective as to any transfer of a majority of the voting stock of the Advisor unless such transfer shall have been consented to by the holders of a majority of the Shares of the Trust ENTITLED TO VOTE ON THE MATTER.

                                   ARTICLE V.

                               INVESTMENT POLICY

     5.1 General Statement of Policy. The Trust has been established to provide investors with the opportunity to invest in a portfolio of Real Property Investments consisting primarily of Long-Term Mortgage Loans with Equity Participations and Equity Investments in Real Property made in transactions not relating to the Trust's lending activities. The Trust may also make Construction Loans primarily in connection with Long-Term Real Property Investments. It is the policy of the Trust to concentrate its Real Property Investments in the Accommodations Field; however, other types of income producing Real Property Investments may be made by the Trust if, in the opinion of the Trustees, such investments are more advantageous to the Trust than available Real Property Investments in the Accommodations Field.

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
In addition to the foregoing the Trust is empowered to make any other investment or engage in any other activity which does not adversely affect the Trust's status as a [real estate investment trust] REAL ESTATE INVESTMENT TRUST under the REIT Provisions of the Internal Revenue Code. In each case the Trustees may make the Trust's investments or engage in an activity alone or in participation with others, including the granting of Senior Participations to other lenders.

     5.2 [[Deleted.] 5.3 [Deleted.] 5.4] Obligor's Default. Notwithstanding any provision of this Declaration, when an obligor to the Trust is in default under the terms of any obligation to the Trust, the Trustees shall have the power to pursue any remedies permitted by law which in their sole judgment are in the interest of the Trust, and the Trustees shall have the power to enter into any necessary investment, commitment or obligation of the Trust which results from the pursuit of such remedies or which is necessary or desirable to dispose of property acquired in the pursuit of such remedies.

     [5.5]5.3 Changes Investment Policies and Restrictions. Notwithstanding the foregoing provisions of this Article 5, the investment policies and the restrictions thereon set forth in Sections 5.1 through [5.6] 5.3 of this Declaration may be altered or modified by the Trustees, or additional or substitute policies or restrictions may be adopted by the Trustees if they shall determine, and so specify in a duly adopted resolution, that the alteration or modification of such policies or restrictions or the adoption of additional or substitute policies or restrictions are in the best interests of the Trust and its Shareholders and are not prohibited by the [Real Estate Investment Trust provisions] REIT PROVISIONS of the Internal Revenue Code and no consent or approval of, or other action by, Shareholders shall be required for any such alteration, modification or adoption. Any policy or restriction altered, modified, or adopted pursuant to this Section [5.8] 5.3 shall be subject to subsequent alteration or modification only with the consent of Shareholders holding a majority of the outstanding Shares entitled to vote on such alteration or modification if the Trustees shall so specify in the resolution adopted with respect to such policy or restriction. Any resolution adopted by the Trustees pursuant to this Section [5.8] 5.3 shall be recorded within the State of Maryland in such public offices as this Declaration and any amendments hereto shall have been recorded in accordance with Section 9.8 of this Declaration.

     [5.6 [Deleted.]]


                                  ARTICLE VI.

                          THE SHARES AND SHAREHOLDERS

     6.1 Shares. The [units into which the] beneficial [interests] INTEREST in the Trust [will be] IS divided [shall be designated as] INTO Shares consisting ONLY of (a) [1,000,000,000 Trust] 5,000 CLASS A Shares with a par value of $0.01 per share and having [equal dividend, distribution, liquidation and other rights but without preference, pre-emptive, appraisal, conversion or exchange rights of any kind, (b) 200,000,000 Excess Trust] THE RIGHTS PROVIDED IN THIS ARTICLE VI,
(b) 1,000,000,000 CLASS B Shares with a par value of $0.01 per share and having the rights provided in THIS Article VI [hereof], (c) [100 million] 200,000,000 EXCESS Trust [Preferred] Shares with a par value of $0.01 per share and having the rights provided in THIS Article VI [hereof and (d) 50,000,000 Excess], (d) 30,000,000 CLASS A EXCHANGEABLE Preferred Shares with a par value of $0.01 per share and having the rights provided in [Article VI hereof,] THIS ARTICLE VI,
(e) 15,000,000 CLASS B EXCHANGEABLE PREFERRED SHARES WITH A PAR VALUE OF $0.01 PER SHARE AND HAVING THE RIGHTS PROVIDED IN THIS ARTICLE VI, (f) 45,000,000 TRUST PREFERRED SHARES WITH A PAR VALUE OF $0.01 PER SHARE AND HAVING SUCH RIGHTS AS ARE SPECIFIED BY THE TRUSTEES PURSUANT TO THE PROVISO TO THIS SENTENCE AND (g) 50,000,000 EXCESS PREFERRED SHARES WITH A PAR VALUE OF $0.01 PER SHARE AND HAVING THE RIGHTS PROVIDED IN ARTICLE VI HEREOF; provided, however, that the Trustees may, in their discretion, [create and authorize the issuance of] CLASSIFY OR RECLASSIFY ANY UNISSUED Shares of one or more [additional] classes, or one or more series within any [such class, with or without par value, having such voting rights, such rights to dividends, distributions and in liquidation, such conversion, exchange and redemption rights, and such designations, preferences, participation, and other limitations or restrictions] CLASS, BY SETTING OR CHANGING THE PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, LIMITATIONS AS TO DIVIDENDS OR DISTRIBUTIONS, QUALIFICATIONS, OR TERMS OR CONDITIONS OF REDEMPTION, as shall not be prohibited by this Declaration or the

[Real Estate Investment Trust provisions] REIT PROVISIONS of the Internal Revenue Code or the laws of the State of Maryland and as shall be specified by the Board of Trustees in their discretion in [a resolution or resolutions] ARTICLES SUPPLEMENTARY duly adopted by the Board of Trustees and filed and accepted for record with the State Department of Assessments and Taxation of Maryland. As used herein, the term "Shares" shall mean and include (i) the [Trust] CLASS A SHARES, CLASS B Shares, Excess Trust Shares, CLASS A EXCHANGEABLE PREFERRED SHARES, CLASS B EXCHANGEABLE PREFERRED SHARES, Trust Preferred Shares and Excess Preferred Shares, and (ii) from and after the issuance of Shares of any other and additional classes of Shares so created and authorized by the Trustees, such Shares. The certificates evidencing the Shares shall be in such form and signed (manually or by facsimile) on behalf of the Trust in such manner as the Trustees may from time to time prescribe or as may be prescribed in the [Trustees' Regulations] BYLAWS. The certificates shall be negotiable and title thereto and to the Shares evidenced thereby shall be transferred by assignment and delivery thereof to the same extent and in all respects as a share certificate of a Maryland corporation. The Shares may be issued for such consideration as the Trustees shall determine or by way of share dividend or share split in the discretion of the Trustees. Shares reacquired by the Trust shall no longer be deemed outstanding and shall have no voting or other rights unless and until reissued. Shares reacquired by the Trust [may be canceled and restored to the status of] CONSTITUTE authorized [and] BUT unissued Shares UNLESS OTHERWISE PROVIDED by action of the Trustees. All Shares shall be fully paid and non-assessable by or on behalf of the Trust upon receipt of full consideration for which they have been is sued or without additional consideration if issued by way of share dividend or share split. The Board of Trustees may authorize the issuance from time to time of shares of beneficial interest of the Trust of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of beneficial interest of any class or series, whether now or hereafter authorized, for such consideration (whether in cash, property, past or future services, obligation for future payment or otherwise) as the Board of Trustees may deem advisable (or without consideration in the case of a share split, share dividend or contribution), subject to such restrictions or limitations, if any, as may be set forth in this Declaration or the [Trustees' Regulations] BYLAWS.

     6.2 Legal Ownership of Trust Estate. The legal ownership of the Trust Estate and the right to conduct the business AND AFFAIRS of the Trust are vested exclusively in the Trustees and the Shareholders shall have no interest therein other than beneficial interest in the Trust conferred by their Shares issued hereunder and they shall have no right to compel any partition, division, dividend or distribution of the Trust or any of the Trust Estate.

     6.3 Shares Deemed Personal Property. The Shares shall be personal property and shall confer upon the holders thereof only the interest and rights specifically set forth in this Declaration. The death, insolvency or incapacity of a Shareholder shall not dissolve or terminate the Trust or affect its continuity nor give his legal representative any rights whatsoever, whether against or in respect of other Shareholders, the Trustees or the Trust Estate or otherwise except the sole right to demand and, subject to the provisions of this Declaration, the [Trustees' Regulations] BYLAWS and any requirements of law, to receive a new certificate for Shares registered in the name of such legal representative, in exchange for the certificate held by such Shareholder.

     6.4 Share Record: Issuance and Transferability Shares. Records shall be kept by or on behalf of and under the direction of the Trustees, which shall contain the names and addresses of the Shareholders, the number of Shares held by them respectively, and the numbers of the certificates representing the Shares, and in which there shall be recorded all transfers of Shares. Certificates shall be issued, listed and transferred in accordance with the [Trustees, Regulations] BYLAWS. The Persons in whose names certificates are registered on the records of the Trust shall be deemed the absolute owners of the [shares] SHARES represented thereby for all purposes of this Trust; but nothing herein shall be deemed to preclude the Trustees or officers, or their agents or representatives, from inquiring as to the actual ownership of Shares. Prior to due presentment for registration of transfer, the Trustees shall not be affected by any notice of such transfer, either actual or constructive. The receipt by the person in whose name any Shares are registered on the records of the Trust or of the duly authorized agent of such Person, or if such Shares are so registered in the names of more than one Person, the receipt of any one of such Persons, or of the duly authorized agent of such Person, shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof.

     Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing upon delivery to the Trustees or a transfer agent of the certificate or certificates therefor, properly endorsed or accompanied by duly executed instruments of transfer and accompanied by all necessary documentary stamps together with such evidence of the genuineness of each such endorsement, execution or authorization and of other matters as may reasonably be required by the Trustees or such transfer agent. Upon such delivery, the transfer shall be recorded in the records of the Trust and a new certificate for the Shares so transferred shall be issued to the transferee and in case of a transfer of only a part of the Shares represented by any certificate, a new certificate for the balance shall be issued to the transferor. Any Person becoming entitled to any Shares in consequence of the death of a Shareholder or otherwise by operation of law shall be recorded as the holder of such Shares and shall receive a new certificate therefor but only upon delivery to the Trustees or a transfer agent of instruments and other evidence required by the Trustees or the transfer agent to demonstrate such entitlement, the existing certificate for such Shares and such necessary releases from applicable governmental authorities. In case of the loss, mutilation or destruction of any certificate for Shares, the Trustees may issue or cause to be issued a replacement certificate on such terms and subject to such rules and regulations as the Trustees may from time to time prescribe. Nothing in this Declaration shall impose upon the Trustees or a transfer agent a duty or limit their rights to inquire into adverse claims.

     6.5 Dividends or Distributions to Shareholders. The Trustees may from time to time [declare] AUTHORIZE and THE TRUST MAY pay to Shareholders such dividends or distributions in cash or other form, out of current or accumulated income, capital, capital gains, principal, surplus, proceeds from the increase or refinancing of Trust obligations, or from the sale of portions of the Trust Estate or from any other source as the Trustees in their discretion shall determine. Shareholders shall have no right to any dividend or distribution unless and until [declared] AUTHORIZED by the Trustees. The Trustees shall furnish the Shareholders at the time of each such distribution with a statement in writing advising as to the source of [the] funds so distributed or, if the source [thereof] THEREON has not then been determined, the communication shall so state and in such event the statement as to such source shall be sent to the Shareholders not later than sixty (60) days after she the close of the fiscal year in which the distribution was made.

     6.6 Transfer Agent, Dividend Distributing Agent and Registrar. The Trustees shall have power to employ one or more transfer agents, dividend disbursing agents and registrars and to authorize them on behalf of the Trust to keep records, to hold and disburse any dividends and distributions, and to have and perform in respect of all original issues and transfers of Shares, dividends and distributions and reports and communications to Shareholders, the powers and duties usually had and performed by transfer agents, dividend disbursing agents and registrars of a Maryland corporation.

     6.7 Shareholders' Meeting. There shall be an [Annual Meeting] ANNUAL MEETING of the Shareholders (THE "ANNUAL MEETING OF SHAREHOLDERS") which shall be held at the principal office of the Trust, or at such other convenient location as may be determined by the Trustees or by the written consent of all Shareholders entitled to vote thereat, at such time as the Trustees shall determine, at which the Trustees shall be elected and any other proper business may be conducted. The Annual Meeting OF SHAREHOLDERS shall be held after delivery to the Shareholders of the Annual Report. At least ten (10) days and not more than forty (40) days notice shall be given of the time and place of the Annual Meeting of the Shareholders. Special meetings of Shareholders may be called by the Trustees and shall be called upon the written request of Shareholders holding not less than twenty-five percent (25%) of the outstanding Shares of the Trust entitled to vote in the manner provided in the [Trustees' Regulations] BYLAWS. If there shall be no Trustees, the officers of the Trust shall promptly call a special meeting of the Shareholders for the election of successor Trustees. Notice of any special meeting shall state the purposes of the meeting. [A] HOLDERS OF A majority of the outstanding Shares entitled to vote at any meeting represented in person or by proxy shall constitute a quorum at any such meeting. Whenever any action is to be taken by the Shareholders, such action shall, except as otherwise required by this Declaration or by law, be authorized by a majority of the votes cast at a meeting of Shareholders by holders of Shares entitled to vote thereon.

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


 Notwithstanding anything in this Declaration to the contrary, the Trust shall not consummate a merger, the shareholder approval of which is required by the applicable [law] LAWS, unless such transaction is approved by the shareholders by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

     The affirmative vote at a meeting of Shareholders of the holders of a majority of all outstanding Shares ENTITLED TO VOTE ON THE MATTER shall be required to approve the principal terms of the transaction and the nature and amount of the consideration involving any sale, lease, exchange or other disposition of more than 50% of the Trust Estate. Whenever Shareholders are required or permitted to take any action, such action may be taken without a meeting on written consent setting forth the action so taken, signed by the holders of a majority of all outstanding Shares entitled to vote thereon, or such larger proportion thereof as would be required for a vote of Shareholders at a meeting. The vote or consent of Shareholders shall not be required for the pledging, hypothecating, granting security interest in, mortgaging, or encumbering of all or any of the Trust Estate, or for the sale, lease, exchange or other disposition of less than 50% of the Trust Estate.

     6.8 Proxies. Whenever the vote or consent of Shareholders is required or permitted under this Declaration, such vote or consent may be given [either directly] by the Shareholder EITHER DIRECTLY or to a proxy in the form prescribed in the [Trustees Regulations,] BYLAWS. The Trustees may solicit such proxies from the Shareholders or any of them in any manner requiring or permitting the Shareholders' vote or consent.

     6.9 Reports to Shareholders. Not later than ninety (90) days after the close of each fiscal year of the Trust, the Trustees shall mail a report of the business and operation of the Trust during such fiscal year to the Shareholders, which report shall constitute the accounting of the Trustees for such fiscal year. The report (herein "Annual Report") shall be in such form and have such content as the Trustees deem proper. The Annual Report shall include a balance sheet and a statement of income and surplus of the Trust. Such financial statement shall be accompanied by a certificate of an independent certified public accountant thereon, based on a full examination of the books and records of the Trust and made in accordance with generally accepted auditing procedure. A manually signed copy of the accountant's certificate shall be filed with the Trustees. A signed copy of the Annual Report and accountant's certificate shall be filed with the STATE Department of Assessments and Taxation [of the State] of Maryland within ninety (90) days after the close of each fiscal year.

     6.10 Fixing Record Date. The [Trustees' Regulations] BYLAWS may provide for fixing or, in the absence of such provision, the Trustees may fix, in advance, a date as the record date for determining the Shareholders entitled to notice of or to vote at any meeting of Shareholders or to express consent to any proposal without a meeting, or for the purpose of determining Shareholders entitled to receive payment of any dividend or distribution (whether before or after termination of the Trust) or any Annual Report or other communication from the Trustees, or for any other purpose. The record date so fixed shall be not less than five (5) days nor more than fifty (50) days prior to the date of the meeting or event for the purposes of which it is fixed.

     6.11 Notice to Shareholders. Any notice of meeting or other notice, communication or report to any Shareholder shall be deemed duly delivered to such Shareholder when such notice, communication or report is deposited, with postage thereon prepaid, in the United States mail, addressed to such Shareholder at his address as it appears on the records of the Trust or is delivered in person to such Shareholder.

     6.12  Restrictions on Transfer.

     (a) Definitions. The following terms shall have the following meanings:

          "Beneficial Ownership" shall mean ownership of Shares by a Person who would be treated as an owner of such Shares directly, indirectly or constructively through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code, or Section 544 of the Code, as modified by Section 856(h) of the Code. The terms "Beneficial Owner", "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

          "Charitable Beneficiary" shall mean the organization or organizations described in Section 170(c)(2) and 501(c)(3) of the Code selected by the Excess Share Trustee.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Excess Shares" shall mean the Excess Trust Shares and the Excess Preferred Shares.

          "Excess Share Trust" shall mean the trust created pursuant to Section
     6.13 hereof.

          "Excess Share Trust Beneficiary" shall mean a beneficiary of the Excess Share Trust as determined pursuant to Section 6.13 hereof.

          "Excess Share Trustee" shall mean Nina Matis or any successor appointed pursuant to Section 6.13 hereof.

          "Market Price" of any class of Shares on any date shall mean the average of the Closing Price for the five (5) consecutive trading days ending on such date, or if such date is not a trading date, the five consecutive trading days preceding such date. The "Closing Price" on any date shall mean (i) the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or (ii) if such class of Shares is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such class of Shares is listed or admitted to trading, or (iii) if such class of Shares is not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use, or (iv) if such class of Shares is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such class of Shares selected by the Trustees.

          "Ownership Limit" shall mean (i) in the case of a Person other than an Existing Holder (as defined below) Beneficial Ownership of more than eight percent (8.0%), by value, vote or number, of the Shares and (ii) in the case of a Person who or which was the Beneficial Owner, as of February 1, 1995 (the "Amendment Date"), of more than 8.0% (by vote, value or number) of the Shares (any such Person being referred to as an "Existing Holder"), a percentage (by vote, value or number) equal to the lesser of (a) 9.9% and
     (b) the percentage of Shares Beneficially Owned by such Existing Holder as of the Amendment Date; provided, that if, at any time and from time to time after the Amendment Date, the percentage of Shares Beneficially Owned by an Existing Holder shall decrease (whether by reason of a disposition by such Existing Holder, an increase in the number of outstanding Shares or otherwise), then from and after the time of such decrease the Ownership Limit in the case of such Existing Holder shall be a percentage (by vote, value or number) equal to the greater of (x) 8.0% and (y) the percentage of Shares Beneficially Owned by such Existing Holder after giving effect to such decrease.

          "Purported Beneficial Holder" shall mean, with respect to any event (other than a purported Transfer) which results in Excess Shares, the Person for whom the Purported Record Holder held Shares that were, pursuant to Section 6.12(c) hereof, automatically converted into Excess Shares upon the occurrence of such event.

          "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer which results in Excess Shares, the purported beneficial transferee for whom the Purported Record Transferee would have acquired Shares if such Transfer had been valid under Section 6.12(b) hereof.

          "Purported Record Holder" shall mean, with respect to any event (other than a purported Transfer) which results in Excess Shares, the record holder of the Shares that were, pursuant to

Section 6.12(c) hereof, automatically converted into Excess Shares upon the occurrence of such event.

          "Purported Record Transferee" shall mean, with respect to any purported Transfer which results in Excess Shares, the record holder of the Shares if such Transfer had been valid under Section 6.12(b) hereof.

          "Restriction Termination Date" shall mean the first day of the taxable year for which the Trustees have determined to terminate the Trust's status as a REIT.

          "Transfer" shall mean any sale, transfer, gift, hypothecation, pledge, assignment, devise or other disposition of Shares (including (i) the granting of any option or interest similar to an option (including an option to acquire an option or any series of such options) or entering into any agreement for the sale, transfer or other disposition of Shares or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Shares), whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. For purposes of this definition, whether securities or rights are convertible or exchangeable for Shares shall be determined in accordance with Sections 318 and 544 of the Code.

     (b) Restrictions of Transfers and Other Events. On or after the Restriction Termination Date, the provisions of Sections 6.12 and 6.13 hereof shall be of no further force and effect. Prior to the Restriction Termination Date and except as provided in Section 6.12(i) hereof:

          (1) No Person shall Beneficially Own Shares in excess of the Ownership Limit;

          (2) Any Transfer that, if effective, would result in any Person Beneficially Owning Shares in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of Shares which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit and the intended transferee shall acquire no rights in such Shares in excess of the Ownership Limit;

          (3) Any Transfer that, if effective, would result in the Shares being Beneficially Owned by fewer than one hundred (100) Persons (determined without reference to any rules of attribution) shall be void ab initio and the intended transferee shall acquire no rights in such Shares; and

          (4) Any Transfer of Shares that, if effective, would result in the Trust being "closely held" within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of Shares which would cause the Trust to be "closely held" within the meaning of Section 856(h) of the Code and the intended transferee shall acquire no rights in such Shares.

     (c) Conversion into Excess Shares.

          (1) If, notwithstanding the other provisions contained in this Article VI, at any time prior to the Restriction Termination Date, there is a purported Transfer or other event such that any Person would Beneficially Own Shares in excess of the Ownership Limit, then, except as otherwise provided in Section 6.12(i) hereof, such Shares which would be in excess of the Ownership Limit (rounded up to the nearest whole share), shall automatically be converted into that number of shares of Excess Trust Shares or Excess Preferred Shares, as appropriate, equal to the number of Shares being converted, as further described in Section 6.12(c)(3) hereof. Such conversion shall be effective as of the close of business on the business day prior to the date of the Transfer or other event.

          (2) If, notwithstanding the other provisions contained in this Article VI, at any time prior to the Restriction Termination Date, there is a purported Transfer or other event which, if effective, would cause the Trust to become "closely held" within the meaning of Section 856(h) of the Code, then the Shares being Transferred or which are otherwise affected by such event and which, in either case, would cause, when taken together with all other Shares, the Trust to be "closely held" within the meaning of
     Section 856(h) of the Code (rounded up to the nearest whole share) shall automatically be converted into that number of Excess Trust Shares or Excess Preferred Shares, as appropriate, equal to the number of Shares being converted, as further described in Section 6.12(c)(3) hereof.

     Such conversion shall be effective as of the close of business on the business day prior to the date of the Transfer or change in capital structure.

          (3) Upon conversion of Trust Shares or Preferred Shares into Excess Shares pursuant to this Section 6.12(c), Trust Shares shall be converted into Excess Trust Shares and Preferred Shares shall be converted in Excess Preferred Shares.

     (d) Remedies for Breach. If the Trustees or their designees shall at any time determine in good faith that a purported Transfer or other event has taken place in violation of Section 6.12(b) hereof or that a Person intends to acquire or has attempted to acquire Beneficial Ownership of any Shares in violation of
Section 6.12(b) hereof, the Trustees or their designees may take such action as they deem advisable to refuse to give effect to or to prevent such Transfer or other event, including, but not limited to, refusing to give effect to such Transfer or other event on the books of the Trust or instituting proceedings to enjoin such Transfer or other event or transaction; provided, however, that any Transfers or attempted Transfers (or, in the case of events other than a Transfer, Beneficial Ownership) in violation of Section 6.12(b) hereof shall be void ab initio and automatically result in the conversion described in Section 6.12(c)(3) hereof, irrespective of any action (or non-action) by the Trustees or their designees.

     (e) Notice of Restricted Transfer. Any Person who acquires or attempts to acquire Shares in violation of Section 6.12(b) hereof, or any Person who is a purported transferee such that Excess Shares result under Section 6.12(c) hereof, shall immediately give written notice to the Trust of such Transfer, attempted Transfer or other event and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such Transfer or attempted Transfer or other event on the Trust's status as a REIT.

     (f) Owners Required to Provide Information. Prior to the Restriction Termination Date:

          (1) Every Beneficial Owner of five percent (5%) or more, by vote, value or number, or such lower percentages as required pursuant to regulations under the Code, of the outstanding Shares shall, before January 30 of each year, give written notice to the Trust stating the name and address of such Beneficial Owner, the general ownership structure of such Beneficial Owner, the number of shares of each class of Shares Beneficially Owned, and a description of how such Shares are held.

          (2) Each Person who is a Beneficial Owner of Shares and each Person (including the shareholder of record) who is holding Shares for a Beneficial Owner shall provide on demand to the Trust such information as the Trust may request from time to time in order to determine the Trust's status as a REIT and to ensure compliance with the Ownership Limit and the REIT requirements of the Code and the regulations published thereunder.

     (g) Remedies Not Limited. Subject to Section 6.12(l) hereof, nothing contained in this Article VI shall limit the authority of the Trustees to take such other action as they deem necessary or advisable to protect the Trust and the interests of its Shareholders by preservation of the Trust's status as a REIT and to ensure compliance with the Ownership Limit.

     (h) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.12 or Section 6.13, including any definition contained in Section 6.12(a) hereof, the Trustees shall have the power to determine the application of the provisions of this Section 6.12 and Section
6.13 with respect to any situation based on the facts known to them.

     (i) Exception. The Trustees upon receipt of a ruling from the Internal Revenue Service or an opinion of tax counsel, satisfactory to them in their sole and absolute discretion, in each case to the effect that the Trust's status as a REIT will not be jeopardized, may exempt a Person from the Ownership Limit if the Trustees obtain such representations and undertakings from such Person as are reasonably necessary to ascertain that such Person's Beneficial Ownership of Shares will not jeopardize the Trust's status as a REIT.

     (j) Legend. Until the Restriction Termination Date, each certificate for the respective class of Shares shall bear the following legend:

          The Shares represented by this certificate are subject to restrictions on transfer. Unless excepted by the Trustees, no Person may (1) Beneficially Own Shares in excess of 8.0% of the outstanding Shares, by value, vote or number, determined as provided in the Trust's Declaration of Trust, as the same may be amended from time to time (the "Declaration"), and computed with regard to all outstanding Shares and, to the extent provided by the Code, all Shares issuable under existing options and exchange rights that have not been exercised; or (2) Beneficially Own Shares which would result in the Trust being "closely held". Unless so excepted, any acquisition of Shares and continued holding of ownership constitutes a continuous representation of compliance with the above limitations, and any Person who attempts to Beneficially Own Shares in excess of the above limitations has an affirmative obligation to notify the Trust immediately upon such attempt. If the restrictions on transfer are violated, the transfer will be void ab initio and the Shares represented hereby will be automatically converted into Excess Shares that will be held in trust. Excess Shares may not be transferred at a profit and may be purchased by the Trust. In addition, certain Beneficial Owners must give written notice as to certain information on demand and on an annual basis. All terms not defined in this legend have the meanings provided in the Declaration. The Trust will mail without charge to any requesting shareholder a copy of the Declaration, including the express terms of each class and series of the authorized Shares of the Trust, within five (5) days after receipt of a written request therefor.

     (k) Severability. If any provision of this Article VI or any application of any such provision is determined to be invalid by any Federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected, and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

     (l) New York Stock Exchange Transactions. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange.

     (m) Amendment of Sections 6.12 or 6.13

     Notwithstanding any other provisions of this Declaration or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of Shares required by law or this Declaration, the affirmative vote of the holders of at least two-thirds ( 2/3) of the voting power of all the then outstanding Shares, voting together as a single class, shall be required to alter, amend or repeal this Section 6.12 or Section 6.13.

     6.13  Excess Shares.

     (a) Ownership In Trust. Upon any purported Transfer or other event that results in Excess Shares pursuant to Section 6.12(c) hereof, such Excess Shares shall be deemed to have been transferred to Nina Matis (or any successor Excess Share Trustee), as Excess Share Trustee of the Excess Share Trust for the benefit of such Excess Share Trust Beneficiary or Beneficiaries and the Charitable Beneficiary effective as of the close of business on the business day prior to the date of the Transfer or other event. Excess Shares so held in trust shall be issued and outstanding shares of the Trust. The Purported Record Transferee or Purported Record Holder shall have no rights in such Excess Shares. The Purported Beneficial Transferee or Purported Beneficial Holder shall have no rights in such Excess Shares except as provided in Section 6.13(e). Nina Matis, or any successor Excess Share Trustee, may resign by appointing a person independent of the Trust, the Corporation (as defined in Section 6.14) or any Excess Share Trust Beneficiary as the Excess Share Trustee. The Excess Share Trustee shall, from time to time, designate one or more charitable organization or organizations as the Charitable Beneficiary.

     (b) Dividend Rights. Excess Shares shall be entitled to the same dividends determined as if no conversion into Excess Shares had occurred. Any dividend or distribution paid prior to the discovery by the Trust that the Shares have been converted into Excess Shares shall be repaid to the Excess Share Trust upon demand. Any dividend or distribution declared but unpaid shall be paid to the Excess Share Trust.

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

All dividends received or other income earned by the Excess Share Trust shall be paid over to the Charitable Beneficiary.

     (c) Rights Upon Liquidation. Excess Shares shall not be entitled to receive any portion of the assets of the Trust on the liquidation or dissolution of the Trust. Upon conversion of Excess Shares into Shares pursuant to Section 6.13(e) hereof, such shares shall be entitled to receive their pro rata share of the assets of the Trust as a result of the liquidation or dissolution of the Trust.

     (d) Voting Rights. The Excess Share Trustee shall vote the Excess Shares which shall have the same voting rights as the Shares into which they are to be converted pursuant to Section 6.13(e) hereof. Any vote cast by the Purported Beneficial Transferee or Purported Record Transferee will, at the election of the Excess Share Trustee, be void ab initio.

     (e) Restrictions On Transfer; Designation of Excess Share Trust
Beneficiary.

          (1) Excess Shares shall not be transferrable. The Excess Share Trustee may freely designate an Excess Share Trust Beneficiary of all or any portion of the beneficial interest in the Excess Share Trust (representing the number of Excess Shares held by the Excess Share Trust attributable to a purported Transfer or other event that results in Excess Shares and designated as to number and class of shares pursuant to the notice provision of this Section 6.13(e)(1)), if the Excess Shares held in the Excess Share Trust would not be Excess Shares in the hands of such Excess Share Trust Beneficiary. If the Excess Shares resulted from a purported Transfer, the Purported Beneficial Transferee shall receive a payment from the Excess Share Trustee that reflects a price per share for such Excess Shares equal to the lesser of (A) the price per share received by the Excess Share Trustee and (B) (x) the price per share such Purported Beneficial Transferee paid for the Share of Beneficial Interest in the purported Transfer that resulted in the Excess Shares, or (y) if the Purported Beneficial Transferee did not give value for such shares of Excess Shares (through a gift, devise or other transaction) a price per share of Excess Shares equal to the Market Price of the Shares on the date of the purported Transfer that resulted in the Excess Shares. If the Excess Shares resulted from an event other than a purported Transfer, the Purported Beneficial Holder shall receive a payment from the Excess Share Trustee that reflects a price per share of Excess Shares equal to the lesser of (A) the price per share received by the Excess Share Trustee and
     (B) the Market Price of the Shares on the date of the event that resulted in Excess Shares. Upon such transfer of an interest in the Excess Share Trust, the corresponding shares of Excess Shares in the Excess Share Trust shall be automatically converted into such number of Shares (of the same class as the shares that were converted into such Excess Shares) as is equal to the number of shares of Excess Shares, and such Shares shall be transferred of record to the Excess Share Trust Beneficiary of the interest in the Excess Share Trust designated by the Excess Share Trustee as described above if such Shares would not be Excess Shares in the hands of such Excess Share Trust Beneficiary. Prior to any transfer of any interest in the Excess Share Trust, the Trust must have waived in writing its purchase rights, if any, under Section 6.13(f) hereof. Any funds received by the Excess Share Trustee in excess of the funds payable to the Purported Beneficial Holder or the Purported Beneficial Transferor shall be paid to the Charitable Beneficiary. The Trust shall pay the costs and expenses of the Excess Share Trustee.

          (2) Notwithstanding the foregoing, if a Purported Beneficial Transferee, Purported Beneficial Holder or Excess Share Trustee receives a price for designating an Excess Share Trust Beneficiary of an interest in the Excess Share Trust that exceeds the amounts allowable under Section 6.13(e) (1) hereof, such Purported Beneficial Transferee or Purported Beneficial Holder shall be personally liable to, and shall pay, or cause the Excess Share Trust Beneficiary of the interest in the Excess Share Trust to pay, such excess to the Excess Share Trustee who shall pay over such excess to the Charitable Beneficiary.

          (3) Notwithstanding the foregoing, if the provisions of this Section 6.13(e) are determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the Purported Beneficial Transferee or Purported Beneficial Holder of any shares of Excess Shares may be deemed, at the option of the Trust, to have acted as an agent on behalf of the Trust, in acquiring or holding such Excess Shares and to hold such Excess Shares on behalf of the Trust.

     (f) Purchase Right in Excess Shares. Excess Shares shall be deemed to have been offered for sale by the Excess Share Trustee to the Trust, or its designee, at a price per Excess Share equal to (i) in the case of Excess Shares resulting from a purported Transfer, the lesser of (A) the price per share of the Shares in the transaction that created such Excess Shares (or, in the case of devise or gift, the Market Price of the Shares at the time of such devise or gift), or (B) the lowest Market Price of the class of Shares which resulted in the Excess Shares at any time after the date such shares were converted into Excess Shares and prior to the date the Trust, or its designee, accepts such offer or (ii) in the case of Excess Shares resulting from an event other than a purported Transfer, the lesser of (A) the Market Price of the Shares on the date of such event or (B) the lowest Market Price for Shares which resulted in the Excess Shares at any time from the date of the event resulting in such Excess Shares and prior to the date the Trust, or its designee, accepts such offer. The Trust shall have the right to accept such offer for a period of ninety (90) days after the later of (i) the date of the Transfer which resulted in such Excess Shares and (ii) the date the Trustees determine in good faith that a Transfer or other event resulting in Excess Shares has occurred, if the Trust does not receive a notice of such Transfer or other event pursuant to Section 6.12(e) hereof.

     [6.14 Pairing. Beginning at the time that the payment of a distribution in kind to the Shareholders of the Trust of the shares of common stock of Starwood Lodging Corporation, a Maryland corporation ("Corporation"), shall have occurred ("effective time of the restriction"), and continuing thereafter until such time as the limitation on transfer provided for in the Pairing Agreement to be entered into by the Trust and the Corporation shall be terminated:]

     [(a) The Trust Shares having a par value of $0.01 per share shall not be transferable, and shall not be transferred on the books of the Trust, unless (1) a simultaneous transfer is made by the same transferor to the same transferee, or (2) such transfer has previously arranged with the Corporation for the acquisition by the transferee, of a like number of shares of the Corporation and such shares and Trust Shares are paired with one another.]

     [(b) Each certificate evidencing ownership of Trust Shares issued and not canceled prior to the effective time of the restriction shall be deemed to evidence a like number of shares of common stock of the Corporation.]

     [(c) Any registered holder of a certificate evidencing ownership of Trust Shares issued prior to the effective time of the restriction may, upon request and presentation of said certificate to the Corporations transfer agent, obtain in substitution therefor a certificate or certificates registered in such holder's name evidencing the same number of shares of common stock of the Corporation and a like number of Trust Shares.]

     [(d) A legend shall be placed on the face of each certificate evidencing ownership of Trust Shares issued after the effective time of the restriction, referring to the restrictions on transfer set forth herein.]

     6.14  INTERCOMPANY AGREEMENT. UNTIL THE AMENDED AND RESTATED INTERCOMPANY
AGREEMENT DATED AS OF                  , 1999 (AS AMENDED FROM TIME TO TIME, THE
"INTERCOMPANY AGREEMENT"), BETWEEN THE TRUST AND STARWOOD HOTELS & RESORTS WORLDWIDE, INC., A MARYLAND CORPORATION (THE "CORPORATION"), IS TERMINATED, THE TRUST SHALL COMPLY IN ALL MATERIAL RESPECTS WITH THE RESTRICTIONS ON TRANSFER OF ITS SHARES OF BENEFICIAL INTEREST AND ALL OTHER PROVISIONS SET FORTH IN THE INTERCOMPANY AGREEMENT.

     6.15  Class A Exchangeable Preferred Shares Articles Supplementary

     6.15.1.  NUMBER OF SHARES AND DESIGNATION.

     The class of shares of beneficial interest in the Trust being created by these Articles Supplementary shall be designated as "Class A Exchangeable Preferred Shares", par value $.01 per share ("Class A EPS"), and 30,000,000 shall be the number of shares of Class A EPS constituting such class.

     6.15.2.  DEFINITIONS.

     For purposes of the Class A EPS, the following terms have the meanings indicated:

          "Affiliate" shall mean with respect to any Person, any other Person which directly or indirectly controls, is controlled by or is under common control with such Person.

          "Articles Supplementary" shall mean either this Article 6.15 or
     Article 6.16, as the case may be, of the Declaration [of Trust].

          "Board of Trustees" shall mean the Board of Trustees of the Trust or any committee authorized by the Board of Trustees from time to time to exercise any of its powers or perform any of its responsibilities with respect to the Class A EPS.

          "Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

          "Cash Equivalent" of Paired Shares or any other shares of beneficial interest or other securities of the Trust or any other issuer as of any date shall mean an amount of cash equal to (i) the average of the daily Current Market Prices per unit of such Paired Shares or other shares or securities during the five (5) consecutive Trading Days immediately preceding such date or (ii) if the Paired Shares or such other shares or securities are not publicly traded on such date, the fair market value of such Paired Shares or other securities as of such date as determined by the Board of Trustees in good faith (subject to the rights of the holders of the Class A EPS to request a valuation from a nationally recognized investment banking firm as provided in paragraph (g)(v) of Article 6.15.5 hereof).

          "Class A Articles Supplementary" shall mean this Article 6.15.

          "Class A Dividend Replacement Shares" shall have the meaning set forth in paragraph (d)(v) of Article 6.15.5 hereof.

          "Class A EPS" shall have the meaning set forth in Article 6.15.1 hereof.

          "Class A Exchange Notice" shall have the meaning set forth in paragraph (a)(i) of Article 6.15.5 hereof.

          "Class A Exchange Right" shall have the meaning set forth in paragraph
     (a)(i) of Article 6.15.5 hereof.

          "Class A Liquidation Preference" shall have the meaning set forth in paragraph (b) of Article 6.15.4 hereof.

          "Class A Liquidation Participation Right" shall have the meaning set forth in paragraph (a) of Article 6.15.4 hereof.

          "Class A Participation Dividend" shall have the meaning set forth in paragraph (a) of Article 6.15.3 hereof.

          "Class A Preferred Dividend" shall have the meaning set forth in paragraph (a) of Article 6.15.3 hereof.

          "Class A Underlying Corporation Shares" as of any time shall mean the Corporation Shares component of the Class A Underlying Paired Shares as of such time.

          "Class A Underlying Paired Shares" as of any time shall mean the Paired Shares (including, unless otherwise expressly provided herein, fractional units of Paired Shares) for which each share of Class A EPS is then exchangeable upon exercise of the Class A Exchange Right but excluding (except for the purposes of an actual exercise of the Class A Exchange Right) any Class A Dividend Replacement Shares.

          "Class A Underlying Trust Shares" as of any time shall mean the Trust Shares component of the Class A Underlying Paired Shares as of such time.

          "Class B Articles Supplementary" shall mean Article 6.16 of the Declaration of Trust pursuant to which the Trust has classified and designated 15,000,000 shares of beneficial interest in the Trust as "Class B Exchangeable Preferred Shares".

          "Class B EPS" shall mean the Class B Exchangeable Preferred Shares, par value $0.01 per share, of the Trust created pursuant to the Class B Articles Supplementary.

          "Class B Liquidation Preference" shall have the meaning set forth in paragraph (b) of [Articles] ARTICLE 6.16.4 hereof.

          "Class B Liquidation Participation Right" shall have the meaning set forth in paragraph (a) of Article 6.16.4 hereof.

          "Class B Participation Dividend" shall have the meaning set forth in paragraph(a) of Article 6.16.3 hereof.

          "Class B Preferred Dividend" shall have the meaning set forth in paragraph (a) of Article 6.16.3 hereof.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Conditionally Declared Class A Dividend" shall have the meaning set forth in paragraph (b)(i) of Article 6.15.3 hereof.

          "Constituent Person" shall have the meaning set forth in paragraph
     (e)(ii) of Article 6.15.5 hereof.

          "Corporation" shall mean Starwood Lodging Corporation, a Maryland corporation, and any successor.

          "Corporation Common Adjustment Event" shall mean any of the following events that occurs after the Issue Date:

             (i) The payment by the Corporation of a dividend on the outstanding Corporation Shares that is payable in additional Corporation Shares;

             (ii) The subdivision of the outstanding Corporation Shares into a greater number of shares (whether by share split or otherwise);

             (iii) The combination of the outstanding Corporation Shares into a smaller number of shares (whether by reverse share split or otherwise); or

             (iv) The issuance of any shares of stock of the Corporation by reclassification of the Corporation Shares.

          "Corporation Common Distribution" shall mean any dividend or distribution paid or made by the Corporation (including, without limitation, any distribution of assets on any liquidation, dissolution or winding up of the Corporation) in respect of the Corporation Shares, other than a dividend or distribution that constitutes a Corporation Common Adjustment Event. In addition, a distribution to the holders of Corporation Shares of rights to subscribe for or purchase additional Corporation Shares under a shareholders protective rights plan or agreement shall not be deemed to constitute a Corporation Common Distribution to the extent that the Corporation makes provision so that such rights, to the extent still outstanding with respect to the outstanding Corporation Shares, shall be issued to the holders of any Corporation Shares issued upon exercise of the Class A Exchange Right (and, to the extent applicable, shall attach to such Corporation Shares) in an amount and manner and to the extent provided in such shareholders protective rights plans or agreements with respect to already outstanding Corporation Shares.

          "Corporation Shares" shall mean the shares of common stock, par value $.01 per share, of the Corporation or any stock of the Corporation into which such common stock may hereafter be changed.

          "Current Market Price" of publicly traded Paired Shares or any other shares of beneficial interest or other securities of the Trust or any other issuer as of any Trading Day shall mean the last reported sales price, regular way, on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the NYSE or, if such shares or other securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such shares or other securities are listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the NASDAQ National Market or, if such shares or other securities are not quoted on such NASDAQ National Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such shares or other securities on such day shall not have been reported through NASDAQ, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such shares or other securities selected for such purpose by the Chief Executive Officer or Chief Financial Officer of the Trust or the Board of Trustees.

          "Declaration" shall mean the Amended and Restated Declaration of Trust of the Trust, as amended from time to time.

          "Delivered Shares" shall have the meaning set forth in paragraph
     (a)(ii) of Article 6.15.5 hereof.

          "Dividend Correspondence Ratio" shall have the meaning set forth in paragraph (b)(i) of Article 6.15.3 hereof.

          "Excess Shares" shall have the meaning set forth in paragraph (a)(ii) of Article 6.15.5 hereof.

          "Exchange Election Notice" shall have the meaning set forth in paragraph (a)(i) of Article 6.15.5 hereof.

          "Exchange Issuance Date" shall have the meaning set forth in paragraph
     (b) of Article 6.15.5 hereof.

          "Exchange Promissory Note" shall mean an unsecured promissory note of the Trust in such form as the Trust shall reasonably prescribe with a maturity date ninety (90) days after the date of issuance of such note. Such Exchange Promissory Note shall bear interest in [a] an amount equal to the amount of any dividends paid during the period that such note remains outstanding on a number of Paired Shares equal to the number of Excess Shares for which such Exchange Promissory Note is being substituted pursuant to paragraph (a)(ii) of Article 6.15.5 hereof, which interest shall be payable on the dates of payment of the corresponding dividends.

          "Exchange Ratio" shall have the meaning set forth in paragraph (d)(i) of Article 6.15.5 hereof.

          "Issue Date" shall mean the first date on which any shares of Class A EPS are issued by the Trust.

          "Junior Dividend" means a dividend payable in respect of any class or series of shares of beneficial interest in the Trust over which the Class A Preferred Dividends have preference or priority as to the payment of dividends, including, without limitation, any Trust Common Dividend, any Class A Participation Dividend and any Class B Participation Dividend.

          "Junior Liquidating Distribution" shall mean any distribution of assets of the Trust in connection with a Liquidation Event to holders of any class or series of shares of beneficial interest in the Trust over which the Class A Liquidation Preference has preference or priority in the distribution of assets upon the occurrence of such Liquidation Event, including, without limitation, any such distribution of assets to holders of Trust Shares or in respect of the Class A Liquidation Participation Right or the Class B Liquidation Participation Right.

          "Junior Shares" shall mean the Trust Shares and any other class or series of shares of beneficial interest in the Trust now or hereafter issued and outstanding over which the Class A Preferred

     Dividends have full preference or priority in the payment of dividends or over which the Class A Liquidation Preference has full preference or priority in the distribution of assets on the occurrence of any Liquidation Event, including, without limitation, the Trust Shares but excluding the Class B EPS.

          "Liquidation Date" shall have the meaning set forth in paragraph (a) of Article 6.15.4 hereof.

          "Liquidation Event" shall mean any liquidation, dissolution or winding up of the affairs of the Trust, whether voluntary or involuntary. For the purposes hereof, (i) a consolidation or merger of the Trust with one or more entities, (ii) a statutory share exchange and (iii) a sale or transfer of all or substantially all of the Trust's assets shall not be deemed to be a Liquidation Event.

          "Non-Electing Shares" shall have the meaning set forth in paragraph
     (e)(ii) of Article 6.15.5 hereof.

          "NYSE" shall mean the New York Stock Exchange.

          "Offered Shares" shall have the meaning set forth in paragraph (a)(ii) of Article 6.15.5 hereof.

          "Ownership Limit" shall have the meaning set forth in Section 6.12 of the Declaration.

          "Paired Shares" shall mean units consisting of one Trust Share paired with one Corporation Share (subject to adjustment as contemplated provided in paragraph (e) of Article 6.15.5 hereof) and represented by a single share certificate, as provided in the Pairing Agreement dated as of June 25, 1980, between the Trust and the Corporation, as amended from time to time.

          "Paired Shares Adjustment Event" shall have the meaning set forth in paragraph (d)(i) of Article 6.15.5 hereof.

          "Parity Liquidation Preference" shall mean the liquidation preference of any class or series of shares of beneficial interest in the Trust that ranks on a parity with the Class A Liquidation Preference.

          "Parity Preferred Dividend" shall mean any dividend payable in respect of any class or series of shares of beneficial interest in the Trust that ranks on a parity in right of payment with the Class A Preferred Dividends, whether or not the dividend rate, dividend payment dates, liquidation preference, redemption rights, conversion or exchange rights or other features of such class or series are different from those of the Class A EPS.

          "Person" shall mean any individual, firm, partnership, corporation, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

          "Registered Sale Option" shall have the meaning set forth in paragraph
     (a)(ii) of Article 6.15.5 hereof.

          "REIT Rules" shall mean the requirements (i) for the Trust to qualify as a real estate investment trust under the Code as set forth in Sections 856(a)(5) and 856(a)(6) of the Code and (ii) for the Corporation or any affiliate of the Corporation which is a tenant of the Trust to not be treated as a related party pursuant to Section 856(d)(2)(B) of the Code.

          "Requested Shares" shall have the meaning set forth in paragraph
     (a)(ii) of Article 6.15.5 hereof.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Trust in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of dividends or other distribution by the Board of Trustees, the allocation of funds to be so paid on any series or class of shares of beneficial interest of the Trust; provided, however, that if any funds for any class or series of Junior Shares or any class or series of shares of beneficial interest of the Trust ranking on a parity with the Class A EPS as to the payment of dividends are placed in a separate account of the Trust or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Class A EPS shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or similar agent.

          "Trading Day" with respect to publicly traded Paired Shares or any other shares of beneficial interest or other securities of the Trust or any other issuer shall mean any day on which the shares or other securities in question are traded on the NYSE, or if such shares or other securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such shares or other securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on the NASDAQ National Market, or if such shares or other securities are not quoted on such NASDAQ National Market, in the applicable securities market in which such shares or other securities are traded.

          "Transaction" shall have the meaning set forth in paragraph (e)(ii) of
     Article 6.15.5 hereof.

          "Transfer Agent" shall mean ChaseMellon Shareholder Services, L.L.C. (or any successor thereof), or such other agent or agents of the Trust as may be designated by the Board of Trustees or their designee as the transfer agent for the Class A EPS and the Class B EPS.

          "Trust" shall mean Starwood Lodging Trust, a Maryland real estate investment trust, and any successor.

          "Trust Common Adjustment Event" shall mean any of the following events that occurs after the Issue Date:

             (i) The payment by the Trust of a dividend on the outstanding Trust Shares that is payable in additional Trust Shares;

             (ii) The subdivision of the outstanding Trust Shares into a greater number of shares (whether by share split or otherwise);

             (iii) The combination of the outstanding Trust Shares into a smaller number of shares (whether by reverse share split or otherwise); or

             (iv) The issuance of any shares of beneficial interest in the Trust by reclassification of the Trust Shares.

          "Trust Common Dividend" shall mean any dividend or distribution paid or made by the Trust pro rata on the outstanding Trust Shares other than
     (i) a distribution of assets of the Trust upon the occurrence of a Trust Liquidation Event or (ii) on a dividend or distribution that constitutes a Trust Common Adjustment Event. In addition, a distribution to the holders of shares of beneficial interest in the Trust of rights to subscribe for or purchase additional Trust Shares under a shareholders protective rights plan or agreement or any similar plan or agreement shall not be deemed to constitute a Trust Common Dividend to the extent that the Trust makes provision so that such rights, to the extent still outstanding with respect to the outstanding Trust Shares, shall be issued to the holders of any Trust Shares issued upon exercise of the Class A Exchange Right (and, to the extent applicable, shall attach to such Trust Shares) in an amount and manner and to the extent provided in such plans or agreements with respect to already outstanding Trust Shares.

          "Trust Shares" shall mean the common shares of beneficial interest in the Trust, par value $.01 per share, or any shares of beneficial interest in the Trust into which such common shares may be changed.

          "Westin Transaction Agreement" shall mean the Transaction Agreement dated as of September 8, 1997 among WHWE L.L.C., Woodstar Investor Partnership, Nomura Asset Capital Corporation, Juergen Bartels, W&S Hotel L.L.C., Westin Hotels & Resorts Worldwide, Inc., W&S Lauderdale Corp., W&S Seattle Corp., Westin St. John Hotel Company, Inc., W&S Denver Corp., W&S Atlanta Corp., the Trust, SLT Realty Limited Partnership, the Corporation and SLC Operating Limited Partnership, as such agreement may be amended from time to time.

          "Westin Transaction Securities" shall mean, with respect to a holder of Class A EPS or an Affiliate thereof, any shares of Class A EPS, shares of Class B EPS, Starwood Operating Partnership Units and Starwood Realty Partnership Units (as such terms are defined in the Westin Transaction Agreement) received by such holder or Affiliate pursuant to the Westin Transaction Agreement, together with any shares of Class B EPS, Class A EPS or Paired Shares (or other securities) issued upon exchange or conversion of any such Westin Transaction Securities.

     6.15.3.  DIVIDENDS.

     (a) In General. The holders of Class A EPS will be entitled (i) to receive a preferred dividend payable as described in paragraph (b) below (a "Class A Preferred Dividend"), when, as and if declared by the Board of Trustees out of assets of the Trust legally available for that purpose, based on the payment of any Corporation Common Distribution and (ii) to participate on the basis described in paragraph (c) below in any Trust Common Dividend, when, as and if declared by the Board of Trustees out of assets of the Trust available for that purpose (a "Class A Participation Dividend").

     (b) Class A Preferred Dividend.

     (i) Upon the payment by the Corporation of any Corporation Common Distribution prior to the occurrence of a Liquidation Event, the right to receive a Class A Preferred Dividend will automatically accrue with respect to each share of Class A EPS as of the payment date for such Corporation Common Distribution in an amount equal to the value of the Corporation Common Distribution paid on each Corporation Share multiplied by the applicable Dividend Correspondence Ratio described below. To the extent that any Corporation Common Distribution consists of securities or other property (other than cash), the Trust will have the option of paying the corresponding Class A Preferred Dividend either (A) in the same form as such Corporation Common Distribution (i.e., by delivery of the same type of securities or other property as distributed in the Corporation Common Distribution), (B) in cash in an amount equal to the fair market value of such securities or other property as determined in good faith by the Board of Trustees (subject to the rights of the affected holders of Class A EPS to request a valuation from a nationally recognized investment banking firm as provided in paragraph (g)(v) of Article
6.15.5 hereof) or (C) a combination thereof. Each Class A Preferred Dividend will be cumulative from the payment date for the related Corporation Common Distribution and will be payable to holders of record of Class A EPS on such record date as shall be fixed by the Board of Trustees, which record date shall be the same as the record date for the corresponding Class B Preferred Dividend that will have accrued or will accrue based on such Corporation Common Distribution and not earlier than the record date for such Corporation Common Distribution. The Board of Trustees may, at any time between the declaration of a Corporation Common Distribution and the related payment date, declare a corresponding Class A Preferred Dividend conditioned on the actual payment of such Corporation Common Distribution (any such Class A Preferred Dividend being sometimes referred to herein as a "Conditionally Declared Class A Dividend" until such time as the corresponding Corporation Common Distribution is paid, at which time it will no longer be a Conditionally Declared Class A Dividend but will instead be deemed to be an accrued Class A Preferred Dividend). The "Dividend Correspondence Ratio" for the purposes of determining the amount of any Class A Preferred Dividend shall mean the number of Class A Underlying Corporation Shares for which each share of Class A EPS is exchangeable as of the record date for the related Corporation Common Distribution upon exercise of the Class A Exchange Right, as such number shall be proportionately adjusted to reflect any share dividend, share split, reverse share split or other combination or subdivision of the Class A EPS that becomes effective between (or, if the record date for such event is different from the effective date therefor, that has a record date that falls between) (A) the record date for the Corporation Common Distribution and (B) the date of payment of such Corporation Common Distribution or, if earlier, the record date for such Class A Preferred Dividend.

     (ii) So long as any shares of Class A EPS are outstanding: (A) no Junior Dividend may be declared or paid or set apart for payment unless all accrued Class A Preferred Dividends and Conditionally Declared Class A Dividends have been or are concurrently declared and paid, or declared and a sum sufficient for the payment thereof set apart for payment, (B) no Parity Preferred Dividend shall be declared or paid or set aside for payment unless a ratable portion of all accrued but unpaid Class A Preferred Dividends and Conditionally Declared Class A Dividends has been or is concurrently declared and paid, or declared and a sum sufficient for the payment thereof set apart for payment (with such ratable portion being based on the portion of the accrued but unpaid Parity Preferred Dividends being paid) and (C) no Junior Shares may be redeemed, purchased or otherwise acquired by the Trust (other than a redemption, purchase or other acquisition of Trust Shares made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Trust or any subsidiary or upon any exchange or redemption of other securities at the option of the holders thereof, or as required or permitted under Article VI of the Declaration) for consideration (or any moneys paid or made available for a sinking fund for the redemption of any Junior Shares), directly or indirectly (except for conversion into or exchange for Junior Shares) unless all accrued Class A Preferred Dividends and Conditionally Declared Class A Dividends have been or are concurrently declared and paid, or declared and a sum sufficient for the payment thereof set apart for payment.

     (c) Class A Participation Dividend. No Trust Common Dividend may be declared in respect of the Trust Shares unless the Board of Trustees concurrently declares a Class A Participation Dividend entitling each share of Class A EPS to receive an amount equal to the amount of the Trust Common Dividend declared on each Trust Share multiplied by the number of Class A Underlying Trust Shares for which each share of Class A EPS is then exchangeable upon exercise of the Class A Exchange Right as of the record date for such Trust Common Dividend. Such Class A Participation Dividend shall be payable on the same date on which the corresponding Trust Common Dividend is payable, shall be payable in the same form as the corresponding Trust Common Dividend and shall be paid to holders of record of the Class A EPS on the same record date as is fixed by the Board of Trustees for the payment of such Trust Common Dividend.

     6.15.4. LIQUIDATION RIGHTS.

     (a) In General. Upon the occurrence of any Liquidation Event, the holders of Class A EPS will be entitled (i) to receive out of the assets of the Trust legally available for liquidating distributions to holders of shares of beneficial interests in the Trust, prior to the making of any Junior Liquidating Distribution, a liquidating distribution in an amount equal to the Class A Liquidation Preference described in paragraph (b) below determined as of the effective date of such Liquidation Event or, if no effective date is provided, as of the record date of the first liquidating distribution relating to such Liquidation Event (in either such case, the "Liquidation Date") and (ii) to participate on the basis described in paragraph (c) below in any liquidating distribution to holders of Trust Shares (the "Class A Liquidation Participation Right"). In determining whether a distribution (other than upon the occurrence of a Liquidation Event), by dividend, redemption or other acquisition of shares of beneficial interest in the Trust or otherwise, is permitted under Maryland law, amounts that would be needed, if the Trust were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of the holders of Class A EPS whose preferential rights upon dissolution are senior to those receiving the distribution shall not be added to the Trust's total liabilities.

     (b) Class A Liquidation Preference. The "Class A Liquidation Preference" of a share of Class A EPS as of the applicable Liquidation Date shall mean the sum of (A) the fair market value (as determined in good faith by the Board of Trustees, subject to the right of the holders of Class A EPS to request a valuation from a nationally recognized investment banking firm pursuant to paragraph (g)(v) of Article 6.15.5 hereof) as of such date of the number of Class A Underlying Corporation Shares for which each Class A EPS is exchangeable as of such date upon exercise of the Class A Exchange Right plus (B) the amount of any accrued but unpaid Class A Preferred Dividends in respect of each share of Class A EPS as of such date (other than any such accrued but unpaid Class A Preferred Dividends that have been declared with a record date prior to such Liquidation Date, which the Trust shall separately be obligated to pay to the holders of record of the Class A EPS as of such record date). Until each holder of shares of Class A EPS has received distributions equal to the Class A Liquidation Preference, no Junior Liquidating Distributions may be paid to holders of any other class or series of shares of beneficial interest in the Trust. Subject to the rights of the holders of shares of beneficial interest in the Trust with liquidation preferences ranking prior to or on a parity with the Class A Liquidation Preference, after payment shall have been made in full of the Class A Liquidation Preference as provided in this paragraph (b), Junior Liquidating Distributions may be paid to the holders of any shares of beneficial interest entitled to receive such distributions and the holders of the Class A EPS shall not be entitled to share therein except as provided in paragraph (c) of this
Article 6.15.4. In the event that the assets of the Trust available for liquidating distributions to holders of shares of beneficial interest in the Trust in connection with any Liquidation Event are insufficient to pay the Class A Liquidation Preference on all outstanding Class A EPS and any Parity Liquidation Preferences in respect of any other classes or series of shares of beneficial interest in the Trust, then the holders of the Class A EPS and such other classes and series of shares of beneficial interest in the Trust shall share ratably in any such distribution of assets in proportion to the Class A Liquidation Preference and the Parity Liquidation Preferences to which they would otherwise be respectively entitled.

     (c) Class A Liquidation Participation Right. In addition to being entitled to receive the Class A Liquidation Preference, upon the occurrence of any Liquidation Event the holders of Class A EPS shall be entitled to participate, pursuant to the Class A Liquidation Participation Right, ratably with the holders of Trust Shares in any liquidating distributions to such holders. For such purpose, each share of Class A EPS shall be deemed to represent a number of Trust Shares equal to the number of Class A Underlying Trust Shares for which each share of Class A EPS could be exchanged upon exercise of the Class A Exchange Right as of the record date for such distribution.

     6.15.5.  EXCHANGE RIGHT.

     (a) Class A Exchange Right. (i) A holder of shares of Class A EPS shall have the right to exchange such shares in whole or in part at any time for fully paid and non-assessable Paired Shares to the extent described below (the "Class A Exchange Right"). A holder of shares of Class A EPS desiring to exchange such shares for Paired Shares shall surrender the certificate or certificates evidencing such shares, duly endorsed or assigned to the Trust or in blank, to the Transfer Agent together with a duly completed and executed exchange notice (a "Class A Exchange Notice") in such form as the Trust shall prescribe from time to time and such related certifications as the Trust may reasonably prescribe from time to time. Unless any Paired Shares to be issued in exchange for such shares of Class A EPS are to be issued in the same name as the name in which such shares of Class A EPS are registered, each share certificate surrendered shall be accompanied by instruments of transfer, in form reasonably satisfactory to the Trust, duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any applicable transfer or similar tax (or evidence reasonably satisfactory to the Trust demonstrating that such taxes have been paid). As promptly as practicable (and in any event within five (5) Business Days after receipt of a Class A Exchange Notice and such required certificates and documents, the Trust shall elect, pursuant to an election notice given to the exchanging holder (an "Exchange Election Notice"), to either: (i) deliver to such holder the number of Paired Shares corresponding to the number of shares of Class A EPS being exchanged based on the Exchange Ratio described in paragraph (d) of this Article 6.15.5 (including procuring the issuance by the Corporation of the Corporation Shares component of such Paired Shares) or (ii) pay to the holder the Cash Equivalent of such Paired Shares or
(iii) a combination of (i) and (ii).

     (ii) If the delivery to such holder of the full number of Paired Shares requested to be delivered pursuant to the Class A Exchange Notice (the "Requested Shares") would result in a violation of either the Ownership Limit or the REIT Rules, the Trust may elect in the Exchange Election Notice to either
(A) deliver to such holder the maximum number of Paired Shares that may be delivered without causing such a violation (the "Delivered Shares", with the number of Requested Shares in excess of the Delivered Shares being referred to herein as the "Excess Shares"), together with either the Cash Equivalent (determined as of the date of delivery of the applicable Class A Exchange Notice and the related certificates and other documents described above) of the Excess Shares or an Exchange Promissory Note in a principal amount equal to such Cash Equivalent or (B) deliver to such holder the Cash Equivalent (determined as of such notice delivery date) of the Requested Shares. Notwithstanding the foregoing, in the event that the delivery of the full number of Requested Shares pursuant to a Class A Exchange Notice would violate either the Ownership Limit or the REIT Rules because the exchanging Class A EPS holder, together with such holder's Affiliates (but without giving effect to any other applicable attribution rules under the Code), beneficially owns, as of the date the Exchange Election Notice is given, Paired Shares other than through the ownership of Westin Transaction Securities, the Trust will have the option (the "Registered Sale Option"), exercisable in the Exchange Election Notice, in lieu of delivering an Exchange Promissory Note in a principal amount equal to the Cash Equivalent of the Excess Shares, to procure the filing of a registration statement under the Securities Act, and to publicly offer and sell pursuant to such registration statement in such manner as the Trust in good faith determines to be appropriate a number of Paired Shares equal to the number of such Excess Shares (the "Offered Shares"), the net proceeds of which sale (after deducting any applicable underwriting discounts or commissions and the expenses of such offering) shall be paid to such holder.

     (iii) In the event that the issuance of the full number of Requested Shares upon any exercise of the Class A Exchange Right would violate either the Ownership Limit or the REIT Rules and either (i) the Trust elects to deliver the Delivered Shares together with an Exchange Promissory Note in a principal amount equal to the Cash Equivalent of the Excess Shares or (ii) the Trust exercises the Registered Sale Option, the holder of the shares of Class A EPS being exchanged will have the right to withdraw his or her Class A Exchange Notice as to the Excess Shares, which withdrawal must be made by written notice to the Transfer Agent within ten (10) Business Days after receipt of the Trust's Exchange Election Notice.

     (b) Delivery of Securities and Cash. If the Exchange Election Notice relating to an exercise of the Class A Exchange Right does not give rise to a withdrawal right pursuant to paragraph (a)(iii) above, such Exchange Election Notice shall be accompanied by the delivery of the Paired Shares and/or cash required to be delivered pursuant to such Exchange Election Notice. If the Exchange Election Notice does give rise to such a withdrawal right, but such right is not exercised by the exchanging holder, the Trust shall deliver the Paired Shares, Exchange Promissory Note and/or cash required to be delivered pursuant to such Exchange Election Notice within five (5) Business Days after the expiration of such withdrawal right. If the Exchange Election Notice includes the exercise of the Registered Sale Option, the proceeds from the sale of the Offered Shares shall be paid over to the applicable holder promptly upon receipt. Any cash payable to an exchanging holder hereunder shall be payable at the election of the Trust by check or by wire transfer to an account designated in writing by the exchanging holder, if one has been so designated. With respect to any Paired Shares to be issued pursuant to an Exchange Election Notice, the Trust shall issue and deliver (and shall cause the Corporation to issue and deliver) at the office of the Transfer Agent to the exchanging holder, or on his or her written order, a certificate or certificates for the number of full Paired Shares deliverable in accordance with the provisions of this Article 6.15.5, and any fractional interest in respect of a unit of Paired Shares arising upon such exercise of the Class A Exchange Right shall be settled as provided in paragraph (c) of this Article 6.15.5 (the date of delivery of such certificate or certificates being sometimes referred to herein as the "Exchange Issuance Date"). Any such Paired Shares issued upon such exercise shall be deemed to have been issued immediately prior to the close of business on the Exchange Issuance Date, and the Person or Persons in whose name or names any certificate or certificates for Paired Shares shall be issuable pursuant to such Class A Exchange Notice shall be deemed to have become the holder or holders of record of the Paired Shares represented thereby at such time on such date unless the share transfer records for the Paired Shares shall be closed on such date, in which event such Person or Persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such share transfer books are open. If less than the full number of shares of Class A EPS represented by the certificate or certificates surrendered to the Trust in connection with an exercise of the Class A Exchange Right are being exchanged pursuant to such exercise, the Trust shall also deliver to the exchanging holder a new certificate or certificates evidencing the excess shares not being exchanged.

     (c) Fractional Interests. No fractional Paired Share units or scrip evidencing fractions of Paired Shares shall be issued upon exercise of the Class A Exchange Right. Instead of any fractional interest in a unit of Paired Shares that would otherwise be deliverable upon such exercise, the Trust shall pay to the exchanging holder an amount in cash equal to the corresponding fraction of the Current Market Price of the Paired Shares on the Trading Day immediately preceding the Exchange Issuance Date. If more than one share of Class A EPS shall be surrendered for exchange at one time by the same holder, the number of full Paired Shares issuable upon exercise of the Class A Exchange Right shall be computed on the basis of the aggregate number of shares of Class A EPS so surrendered.

     (d) Exchange Ratio and Adjustments.

     (i) Initially, one unit of Paired Shares will be issuable upon exchange of each share of Class A EPS pursuant to the exercise of the Class A Exchange Right (the "Exchange Ratio"). If, at any time after the Issue Date, a Trust Common Adjustment Event shall occur in conjunction with the occurrence of a corresponding Corporation Common Adjustment Event as a result of which the number of outstanding Paired Shares is increased or decreased but neither the nature of the securities comprising the Paired Shares nor the ratio of outstanding Trust Shares to Common Shares is affected (a "Paired Shares Adjustment Event"), the Exchange Ratio in effect as of the close of business on the record date for such Paired Shares Adjustment Event or, if no such record date applies, the effective date of such Paired Shares Adjustment Event shall be adjusted so that a holder of shares of Class A EPS who thereafter exercises the Class A Exchange Right with respect to such shares will be entitled to receive upon such exercise the number of Paired Shares that such holder would have owned or have been entitled to receive after the happening of such Paired Shares Adjustment Event if such holder had exercised the Class A Exchange Right immediately prior to such record date or effective date. An adjustment pursuant to this subparagraph (i) shall become effective (subject to subparagraph (iv) below) immediately upon the opening of business on the Business Day next following the record date for the applicable Paired Shares Adjustment Event or, if no such record date applies, the Business Day next following the effective date of such Paired Shares Adjustment Event.

     (ii) No adjustment in the Exchange Ratio shall be required pursuant to subparagraph (i) above unless such adjustment would require a cumulative increase or decrease of at least one percent (1%) in such ratio; provided, however, that any adjustments that by reason of this subparagraph (ii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made. All calculations of the Exchange Ratio under this paragraph (d) shall be made to the nearest one-tenth of a share (with .05 of a share being rounded upward).

     (iii) Notwithstanding any other provisions of this Article 6.15.5, the Trust shall not be required to make any adjustment to the Exchange Ratio based on any issuance of Paired Shares pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Trust (or the Corporation) and the investment of additional optional amounts in Paired Shares under such plan.

     (iv) In any case in which this paragraph (d) provides that an adjustment to the Exchange Ratio shall become effective immediately following the record date for an event, the Trust may defer until the occurrence of such event (A) issuing to the holder of any shares of Class A EPS exchanged after such record date but before the occurrence of such event the additional Paired Shares (or the cash, Exchange Promissory Notes or other property to be delivered in lieu thereof pursuant to this Article 6.15.5) issuable pursuant to such exchange by reason of the adjustment required pursuant to this paragraph (d) in respect of such event and (B) paying to the exchanging holder any amount of cash in lieu of any fractional interest in Paired Shares pursuant to paragraph (c) of this Article 6.15.5.

     (v) If at the time of any exercise of the Class A Exchange Right there are any accrued but unpaid Class A Preferred Dividends or Class A Participation Dividends other than Class A Preferred Dividends or Class A Participation Dividends that have been declared with a record date prior to such exercise, the Exchange Ratio shall be adjusted so that the number of Paired Shares into which the shares of Class A EPS being exchanged are then exchangeable is increased by a number of Paired Shares (the "Class A Dividend Replacement Shares") equal to
(A) the aggregate amount of such accrued but unpaid Class A Preferred Dividends and Class A Participation Dividends with respect to each share of Class A EPS being exchanged divided by (B) the Current Market Price of the Paired Shares during the five (5) Trading

Days immediately preceding the date of delivery of the applicable Class A Exchange Notice and all related certificates and other documents.

     (e) Adjustments to Composition of Paired Shares Issuable Upon Exchange.

     (i) If, at any time after the Issue Date, a Trust Common Adjustment Event or a Corporation Common Adjustment Event shall occur other than as part of a Paired Shares Adjustment Event, each unit of Paired Shares issuable upon exercise of the Class A Exchange Right shall be adjusted (subject to subparagraph (iii) below) as of the close of business on the record date for such event or, if no such record date applies, the effective date of such event so as to consist of the number of Trust Shares, the number of Corporation Shares and the number of any other shares of beneficial interest in the Trust or shares of stock of the Corporation that a holder of one unit of Paired Shares would have held or have been entitled to receive after giving effect to such event.

     (ii) If, at any time after the Issue Date, the Trust or the Corporation shall become a party to any transaction, including, without limitation, a merger, consolidation, statutory share exchange, self tender offer for all or substantially all outstanding Trust Shares and/or Corporation Shares, sale of all or substantially all of the Trust's or the Corporation's assets or recapitalization of the Trust Shares and/or the Corporation Shares (but excluding any event constituting a Trust Common Adjustment Event or a Corporation Common Adjustment Event) (each of the foregoing being referred to herein as a "Transaction"), in each case as a result of which the outstanding Trust Shares and/or Corporation Shares shall be converted into or exchanged for the right to receive stock, securities or other property (including cash or any combination thereof), effective as of the effective date of such Transaction, each unit of Paired Shares issuable upon exercise of the Class A Exchange Right with respect to any shares of Class A EPS that are not converted into or exchanged for the right to receive stock, securities or other property in connection with such Transaction shall thereafter be deemed to consist of the kind and amount of shares of beneficial interest in the Trust, shares of stock of the Corporation and other securities and property (including cash or any combination thereof) that would have been held or receivable upon the consummation of such Transaction by a holder of a number of Paired Shares equal to the number of Class A Underlying Paired Shares for which one share of Class A EPS would have been exchangeable immediately prior to such Transaction, assuming such holder of Paired Shares (A) is not a Person with which the Trust or the Corporation consolidated or into which the Trust or the Corporation was merged or which merged into the Trust or the Corporation or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person and (B) failed to exercise his or her rights of election, if any, as to the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction (provided that if the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction is not the same for each unit of Paired Shares held immediately prior to such Transaction by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing Shares"), then for the purposes of this subparagraph (ii) the kind and amount of stock, securities and other property (including cash) receivable upon such Transaction in respect of each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). The provisions of this paragraph (e) shall similarly apply to successive transactions.

     (iii) In any case in which this paragraph (e) provides that an adjustment to the composition of the units of Paired Shares issuable upon exercise of the Class A Exchange Right shall become effective immediately following the record date for an event, the Trust may defer until the occurrence of such event (A) issuing to the holder of any shares of Class A EPS exchanged after such record date but before the occurrence of such event the additional Paired Shares (or the cash, Exchange Promissory Notes or other property to be delivered in lieu thereof pursuant to this Article 6.15.5) issuable pursuant to such exchange before giving effect to such adjustment and (B) paying to the exchanging holder any amount of cash in lieu of any fractional interest in Paired Shares pursuant to paragraph (c) of this Article 6.15.5.

     (f) Notice of Adjustments. Whenever the Exchange Ratio or the composition of a unit of Paired Shares is adjusted as provided in paragraph (d) or (e) above, the Trust shall promptly file with the

Transfer Agent an officer's certificate setting forth the Exchange Ratio after such adjustment and, in the case of an adjustment pursuant to paragraph (e), describing the kind and amount of stock, securities and other property (including cash) then constituting a unit of Paired Shares. Such certificate shall also set forth a brief statement of the facts requiring such adjustment and shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after delivery of such certificate, the Trust shall prepare a notice of such adjustment setting forth the adjusted Exchange Ratio, the effective date of such adjustment and, in the case of an adjustment pursuant to paragraph (e), a description of the kind and amount of stock, securities and other property (including cash) then constituting a unit of Paired Shares, and shall mail such notice of such adjustment to the holder of each share of Class A EPS, and to the extent that any shares of Class B EPS are then outstanding to each holder of Class B EPS, at such holder's last address as shown on the share records of the Trust.

     (g) Miscellaneous Provisions.

     (i) There shall be no adjustment of the Exchange Ratio or the composition of the units of Paired Shares issuable upon exercise of the Class A Exchange Right in case of the issuance of any shares of beneficial interest in the Trust in a reorganization, acquisition or other similar transaction except as specifically set forth in this Article 6.15.5.

     (ii) If the Trust shall take any action affecting the Trust Shares or the Corporation shall take any action affecting the Corporation Shares, other than an action described in this Article 6.15.5, that in the opinion of the Board of Trustees would materially affect the exchange rights of the holders of the Class A EPS provided for in this Article 6.15.5, the Exchange Ratio and/or the composition of the units of Paired Shares may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Trustees, in its sole discretion, may determine to be equitable in the circumstances.

     (iii) The Trust covenants that any Paired Shares issued upon exercise of the Class A Exchange Right will be validly issued, fully paid and non-assessable. The Trust shall reserve and shall at all times have reserved out of its authorized but unissued Trust Shares, solely for issuance pursuant to exercise of the Class A Exchange Right and shall use its best efforts to cause the Corporation to reserve and at all times have, solely for issuance pursuant to exercise of the Class A Exchange Right, sufficient Corporation [shares] SHARES to permit the exercise of such Class A Exchange Right. The Trust shall use its best efforts to cause the Corporation not to close its transfer books so as to prevent the timely issuance of Corporation Shares upon the exercise of the Class A Exchange Right. The Trust shall not close its transfer books so as to prevent the timely issuance of Trust Shares upon the exercise of the Class A Exchange Right. The Trust shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Paired Shares or other securities or property upon exercise of the Class A Exchange Right; provided, however, that the Trust shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of any Paired Shares or other securities or property in a name other than that of the holder of the shares of Class A EPS being exchanged, and no such issue or delivery shall be made unless and until the Person requesting such issue or delivery has paid to the Trust the amount of any such tax or established, to the reasonable satisfaction of the Trust, that such tax has been paid.

     (iv) Except as provided in paragraph (g)(v) below, any determination required or permitted to be made by the Board of Trustees by these Articles Supplementary shall be final, conclusive and binding on the holders of Class A EPS.

     (v) In the event that: (A) the Trust elects to pay the Cash Equivalent of Paired Shares or other securities pursuant to an exercise of the Class A Exchange Right and in connection therewith the Board of Trustees makes a determination of the value of the Paired Shares or other securities at a time when the Paired Shares or such other securities are not publicly traded, (B) the Trust elects to pay in cash a Class A Preferred Dividend corresponding to a Corporation Common Distribution in the form of securities or other property and in connection therewith the Board of Trustees makes a determination of the fair market value of such securities or other property or (C) the Board of Trustees makes a determination of the fair market value of Class A Underlying Corporation Shares for the purpose of determining the amount of the Class A Liquidation Preference in connection with a Liquidation Event, then the Trust shall deliver to each affected holder of Class A EPS a written notice (which, in the case of an exercise of the Class A Exchange Right may be set forth in the related Exchange Election Notice) setting forth the valuation determined by the Board of Trustees. At any time within ten (10) Business Days after receipt of such notice, any affected holder of Class A EPS may request in writing that the Trust obtain a written valuation of such Paired Shares, Class A Underlying Corporation Shares or other securities or property from an investment banking firm. Promptly after receipt of any such request, the Trust shall select a nationally recognized investment banking firm to perform such valuation and shall provide such investment banking firm with such relevant information as the Trust may have in relation thereto. Such investment banking firm shall be instructed to prepare a written valuation report within thirty
(30) days after its appointment, and upon receipt of such valuation report, the Trust shall mail a copy to each affected holder of Class A EPS. If the valuation as determined by such investment banking firm is greater than the valuation as determined by the Board of Trustees, the Trust shall promptly pay the amount of such difference to each affected holder of Class A EPS. If, however, the valuation as determined by such investment banking firm is less than the valuation determined by the Board of Trustees, the Trust may at its option require each affected holder of Class A EPS to repay the amount of such difference to the Trust, which amount shall be so repaid by each such holder promptly after receipt of the Trust's request. The fees and expenses of such investment banking firm shall be paid by the Trust.

     6.15.6.  REACQUIRED SHARES TO BE RETIRED.

     All shares of Class A EPS which shall have been issued and reacquired in any manner by the Trust shall be restored to the status of authorized but unissued shares of beneficial interest in the Trust without designation as to class.

     6.15.7.  VOTING.

     (a) General Voting Rights. The holders of shares of Class A EPS shall be entitled to vote upon all matters upon which holders of Trust Shares have the right to vote, and shall be entitled to the number of votes equal to the largest whole number of Class A Underlying Trust Shares for which such shares of Class A EPS could be exchanged pursuant to the provisions of Article 6.15.5 hereof as of the record date for determination of the shareholders entitled to vote on such matters, or, if no such record date is established, as of the date such vote is taken or any written consent of shareholders is solicited, such votes to be counted together with all other shares of beneficial interest in the Trust having general voting powers and not separately as a class.

     (b) Special Voting Rights. So long as any shares of Class A EPS are outstanding, in addition to any other vote or consent of holders of such shares required by the Declaration or these Articles Supplementary, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of all outstanding shares of Class A EPS, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for that purpose, shall be necessary for effecting or validating any amendment, alteration or repeal of any of the provisions of the Declaration or these Articles Supplementary that materially and adversely affects the voting powers, rights or preferences of the holders of the Class A EPS disproportionately (based on the number of Underlying Class A Trust Shares at the time) to the effect of such amendment, alteration or repeal on the holders of Trust Shares; provided, however, that (i) any amendment of the provisions of the Declaration so as to authorize or create, or to increase the authorized amount of, any class or series of shares of beneficial interest in the Trust, whether ranking prior to, on a parity with or junior to the Class A EPS shall not be deemed to materially and adversely affect the voting powers, rights or preferences of the holders of Class A EPS and (ii) no filing with the State Department of Assessments and Taxation of Maryland by the Trust in connection with a merger, consolidation or sale of all or substantially all of the assets of the Trust shall be deemed to be an amendment, alteration or repeal of any of the provisions of the Declaration or these Articles Supplementary unless such filing expressly purports to amend, alter or repeal one or more of such provisions. For the purposes of this paragraph (b), each share of Class A EPS will have one vote per share.

     6.15.8.  RECORD HOLDERS.

     The Trust and the Transfer Agent may deem and treat the record holder of any shares of Class A EPS as the true and lawful owner thereof for all purposes, and neither the Trust nor the Transfer Agent shall be affected by any notice to the contrary.

     6.15.9.  RESTRICTIONS ON OWNERSHIP AND TRANSFER.

     The Class A EPS constitute shares of beneficial interest in the Trust that are governed by and issued subject to all the limitations, terms and conditions of the Declaration applicable to shares of beneficial interest in the Trust generally, including, without limitation, the terms and conditions (including exceptions and exemptions) of Article VI of the Declaration applicable to shares of beneficial interest in the Trust. The foregoing sentence shall not be construed to limit the applicability to the Class A EPS of any other term or provision of the Declaration. No restrictions on the transferability of shares of Class A EPS shall be enforced by the Trust to the extent that such restrictions would otherwise cause the Trust to fail to meet the requirements of
Section 856(a)(2) of the Code.

     6.16  Class B Exchangeable Preferred Shares Articles Supplementary

     6.16.1.  NUMBER OF SHARES AND DESIGNATION.

     There are hereby designated 15,000,000 "Class B Exchangeable Preferred Shares", par value $.01 per share ("Class B EPS").

     6.16.2.  DEFINITIONS.

     For purposes of the Class B EPS, the following terms have the meanings indicated:

          "Affiliate" shall mean with respect to any Person, any other Person which directly or indirectly controls, is controlled by or is under common control with such Person.

          "Articles Supplementary" shall mean either Article 6.15 or Article 6.16, as the case may be, of the Declaration [of Trust].

          "Base Preference Amount" per share of Class B EPS as of any date shall mean the Stated Value per share as of such date.

          "Board of Trustees" shall mean the Board of Trustees of the Trust or any committee authorized by the Board of Trustees from time to time to exercise any of its powers or perform any of its responsibilities with respect to the Class B EPS.

          "Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

          "Class A Articles Supplementary" shall mean Article 6.15 hereof pursuant to which the Trust has classified and designated 30,000,000 shares of beneficial interest in the Trust as "Class A Exchangeable Preferred Shares".

          "Class A EPS" means the Class A Exchangeable Preferred Shares, par value $0.01 per share, created by the Class A Articles Supplementary.

          "Class A EPS Adjustment Event" shall mean any of the following events that occurs after the Issue Date:

             (i) The payment by the Trust of a dividend on the outstanding Class A EPS that is payable in additional shares of Class A EPS;

             (ii) The subdivision of the outstanding Class A EPS into a greater number of shares (whether by share split or otherwise);

             (iii) The combination of the outstanding Class A EPS into a smaller number of shares (whether by reverse share split or otherwise); or

             (iv) The issuance of any shares of beneficial interest in the Trust by reclassification of the Class A EPS.

          "Class A Exchange Right" shall have the meaning set forth in paragraph
     (a) of Article 6.15.5 hereof.

          "Class A Liquidation Preference" shall have the meaning set forth in paragraph (b) of Article 6.15.4 hereof.

          "Class A Liquidation Participation Right" shall have the meaning set forth in paragraph (a) of Article 6.15.4 hereof.

          "Class A Participation Dividend" shall have the meaning set forth in paragraph (a) of Article 6.15.3 hereof.

          "Class A Preferred Dividend" shall have the meaning set forth in paragraph (a)of Article 6.15.3 hereof.

          "Class B Articles Supplementary" shall mean this Article 6.16.

          "Class B Conversion Notice" shall have the meaning set forth in paragraph (b)(ii) of Article 6.16.5 hereof.

          "Class B Conversion/Redemption Election Right" shall have the meaning set forth in Article 6.16.7 hereof.

          "Class B Conversion/Redemption Notice" shall have the meaning set forth in Article 6.16.7 hereof.

          "Class B Conversion Right" shall have the meaning set forth in paragraph (b)(i) of Article 6.16.5 hereof.

          "Class B Dividend Replacement Shares" shall have the meaning set forth in paragraph (e)(v) of Article 6.16.5 hereof.

          "Class B EPS" shall have the meaning set forth in Article 6.16.1 hereof.

          "Class B Liquidation Preference" shall have the meaning set forth in paragraph (b) of Article 6.16.4 hereof.

          "Class B Liquidation Participation Right" shall have the meaning set forth in paragraph (a) of Article 6.16.4 hereof.

          "Class B Participation Dividend" shall have the meaning set forth in paragraph (a) of Article 6.16.3 hereof.

          "Class B Preferred Dividend" shall have the meaning set forth in paragraph (a) of Article 6.16.3 hereof.

          "Class B Redemption Date" shall have the meaning set forth in paragraph (c)(ii) of Article 6.16.6 hereof.

          "Class B Redemption Notice" shall have the meaning set forth in paragraph (c)(ii) of Article 6.16.6 hereof.

          "Class B Redemption Right" shall have the meaning set forth in paragraph (a) of Article 6.16.6 hereof.

          "Class B Underlying Class A EPS" with respect to any shares of Class B EPS as of a specified date shall mean the number of shares of Class A EPS issuable on such date upon exercise of the Class B Conversion Right with respect to such shares of Class B EPS (including fractional interests but without taking into account any Class B Dividend Replacement Shares except for the purposes of an actual exercise of the Class B Conversion Right).

          "Class B Underlying Corporation Shares" as of any time shall mean the Corporation Shares component of the Class B Underlying Paired Shares as of such time.

          "Class B Underlying Paired Shares" as of any time shall mean the Paired Shares for which each share of Class B EPS is then indirectly exchangeable assuming both (i) the conversion at such time of such share of Class B EPS into the corresponding number of shares of Class B Underlying Class A EPS upon exercise of the Class B Conversion Right and (ii) the simultaneous exchange of such shares of Class A EPS for Paired Shares (including, unless otherwise expressly provided herein, fractional shares but excluding any Class A Dividend Replacement Shares, as defined in paragraph (d)(v) of Article 6.15.5 hereof) upon exercise of the Class A Exchange Right.

          "Class B Underlying Trust Shares" as of any time shall mean the Trust Shares component of the Class B Underlying Paired Shares as of such time.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Conditionally Declared Class B Dividend" shall have the meaning set forth in paragraph (b)(i) of Article 6.16.3 hereof.

          "Constituent Person" shall have the meaning set forth in paragraph (f) of Article 6.16.5 hereof.

          "Conversion Ratio" shall have the meaning set forth in paragraph
     (e)(i) of Article 6.16.5 hereof.

          "Corporation" shall mean Starwood Lodging Corporation, a Maryland corporation, and any successor.

          "Corporation Common Adjustment Event" shall mean any of the following events that occurs after the Issue Date:

             (i) The payment by the Corporation of a dividend on the outstanding Corporation Shares that is payable in additional Corporation Shares;

             (ii) The subdivision of the outstanding Corporation Shares into a greater number of shares (whether by stock split or otherwise);

             (iii) The combination of the outstanding Corporation Shares into a smaller number of shares (whether by reverse stock split or otherwise); or

             (iv) The issuance of any shares of stock of the Corporation by reclassification of the Corporation Shares.

          "Corporation Common Distribution" shall mean any dividend or distribution paid or made by the Corporation (including, without limitation, any distribution of assets on any liquidation, dissolution or winding up of the Corporation) in respect of the Corporation Shares, other than a dividend or distribution that constitutes a Corporation Common Adjustment Event. In addition, a distribution to the holders of Corporation Shares of rights to subscribe for or purchase additional Corporation Shares under a shareholders protective rights plan or agreement shall not be deemed to constitute a Corporation Common Distribution to the extent that the Corporation makes provision so that such rights, to the extent still outstanding with respect to the outstanding Corporation Shares, shall be issued to the holders of any Corporation Shares issued upon exercise of the Class A Exchange Right (and, to the extent applicable, shall attach to such Corporation Shares) in an amount and manner and to the extent provided in such shareholders protective rights plans or agreements with respect to already outstanding Corporation Shares.

          "Corporation Shares" shall mean the shares of common stock, par value $.01 per share, of the Corporation or any stock of the Corporation into which such common stock may hereafter be changed.

          "Cross-Over Date" shall mean the fifth anniversary of the Issue Date, subject to extension as described in paragraph (a) of Article 6.16.9 hereof.

          "Current Market Price" of publicly traded Paired Shares or any other shares of beneficial interest or other securities of the Trust or any other issuer as of any Trading Day shall mean the last reported sales price, regular way, on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the NYSE or, if such shares or other securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such shares or other securities are listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the NASDAQ National Market or, if such shares or other securities are not quoted on such NASDAQ National Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such shares or other securities on such day shall not have been reported through NASDAQ, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Chief Executive Officer or Chief Financial Officer of the Trust or the Board of Trustees.

          "Declaration" shall mean the Amended and Restated Declaration of Trust of the Trust, as amended from time to time.

          "Default Rate Dividends" shall have the meaning set forth in paragraph
     (d) of Article 6.16.3 hereof.

          "Dividend Correspondence Ratio" shall have the meaning set forth in paragraph (b)(i) of Article 6.16.3 hereof.

          "Issue Date" shall mean the first date on which any Class B EPS are issued by the Trust.

          "Junior Dividend" means a dividend payable in respect of any class or series of shares of beneficial interest in the Trust over which the Class B Preferred Dividends have preference or priority as to the payment of dividends, including, without limitation, any Trust Common Dividend, any Class B Participation Dividend and any Class A Preferred Dividend and any Class A Participation Dividend.

          "Junior Liquidating Distribution" shall mean any distribution of assets of the Trust in connection with a Liquidation Event to holders of any class or series of shares of beneficial interest in the Trust over which the Class B Liquidation Preference has preference or priority in the distribution of assets upon the occurrence of such Liquidation Event, including, without limitation, any such distribution of assets to holders of Trust Shares or in respect of the Class B Liquidation Participation Right, the Class A Liquidation Preference or the Class A Liquidation Participation Right.

          "Junior Shares" shall mean the Trust Shares and any other class or series of shares of beneficial interest in the Trust now or hereafter issued and outstanding over which the Class B Preferred Dividends have full preference or priority in the payment of dividends or over which the Class B Liquidation Preference has full preference or priority in the distribution of assets on the occurrence of any Liquidation Event. Without limiting the generality of the foregoing, for the purposes hereof the Class A EPS and the Trust Shares constitute Junior Shares.

          "LIBOR" as of any date shall mean the rate of interest per annum for United States dollar deposits in the amount of $100,000,000 with a one-month maturity which appears on "Telerate Page 3750" (as defined below) as of 11:00 a.m. (London time) on such date; provided that if such rate is no longer published, an interest rate per annum equal to the arithmetic mean (rounded if necessary to the nearest one-hundredth of one percent (0.01%)) of the interest rates per annum for United States dollar deposits in such amount and with such a maturity quoted on Reuters Screen Page "LIBO" (or if such page on such service ceases to display such information, such other page as may replace it on that service for the purpose of displaying such information) as of 11:00 a.m. on such date (the rate determined as aforesaid being the "LIBO Screen Rate"). For such purposes, the term "Telerate Page 3750" shall mean the display designated as "Page 3750" on the Associated Press-Dow Jones Telerate Service (or such other page as may replace Page 3750 on the Associated

     Press-Dow Jones Telerate Service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association interest rate settlement rates for United States dollar deposits). Any LIBOR rate determined on the basis of the rate displayed on Telerate Page 3750 or the LIBO Screen Rate determined in accordance with the foregoing provisions of this definition shall be subject to corrections, if any, made in such rate and displayed by the Associated Press-Dow Jones Telerate Service or Reuters, as applicable, within one hour of the time when such rate is first displayed by such service. For the purposes of paragraph (d) of Article 6.16.3, the LIBOR rate shall be determined in accordance with the foregoing as of the date on which an Uncured Default arises and on the nearest corresponding day of each subsequent calendar month and shall apply for the approximate one-month period between the date of such determination and the next succeeding date of determination.

          "Liquidation Date" shall have the meaning set forth in paragraph (a) of Article 6.16.4 hereof.

          "Liquidation Event" shall mean any liquidation, dissolution or winding up of the affairs of the Trust, whether voluntary or involuntary. For the purposes hereof, (i) a consolidation or merger of the Trust with one or more entities, (ii) a statutory share exchange and (iii) a sale or transfer of all or substantially all of the Trust's assets shall not be deemed to be a Liquidation Event.

          "Non-Electing Shares" shall have the meaning set forth in paragraph
     (f) of Article 6.16.5 hereof.

          "NYSE" shall mean the New York Stock Exchange.

          "Ownership Limit" shall have the meaning set forth in Section 6.12 of the Declaration.

          "Paired Shares" shall mean units consisting of one Trust Share paired with one Corporation Share (subject to adjustment as contemplated in paragraph (e) of Article 6.15.5 hereof) and represented by a single share certificate, as provided in the Pairing Agreement dated as of June 25, 1980, between the Trust and the Corporation, as amended from time to time.

          "Parity Liquidation Preference" shall mean the liquidation preference of any class or series of shares of beneficial interest in the Trust that ranks on a parity with the Class B Liquidation Preference. For such purposes: (i) the Base Preference Amount portion of the Class B Liquidation Preference will rank on a parity with the liquidation preferences of any class or series of Preferred Shares issued by the Trust (other than the Class A EPS to which said portion of the Class B Liquidation Preference will rank senior in liquidation preference), unless the articles supplementary creating such class or series provide that such class or series will rank junior to such portion of the Class B Liquidation Preference in the distribution of assets upon the occurrence of a Liquidation Event, and (ii) the Supplemental Preference Amount portion of the Class B Liquidation Preference will rank junior to the liquidation preferences of any class or series of Preferred Shares issued by the Trust (other than the Class A EPS), unless the articles supplementary creating such class or series provide that such class or series will rank junior to or on a parity with such portion of the Class B Liquidation Preference in the distribution of assets upon the occurrence of a Liquidation Event.

          "Parity Preferred Dividend" shall mean any dividend payable in respect of any class or series of shares of beneficial interest in the Trust that ranks on a parity in right of payment with the Class B Preferred Dividends, whether or not the dividend rate, dividend payment dates, liquidation preference or redemption price are different from those of the Class B EPS.

          "Person" shall mean any individual, firm, partnership, corporation, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

          "Preferred Shares" shall mean any class or series of shares of beneficial interest in the Trust now or hereafter issued and outstanding that have preference or priority over Trust Shares in the payment of dividends or in the distribution of assets on the occurrence of any Liquidation Event.

          "Redemption Price" shall have the meaning set forth in paragraph
     (b)(i) of Article 6.16.6 hereof.

          "Registration Rights Agreement" means the Registration Rights Agreement entered into by the Trust, the Corporation and the other parties thereto pursuant to the Westin Transaction Agreement.

          "REIT Rules" shall mean the requirements (i) for the Trust to qualify as a real estate investment trust under the Code as set forth in Sections 856(a)(5) and 856(a)(6) of the Code and (ii) for the Corporation or any affiliate of the Corporation which is a tenant of the Trust to not be treated as a related party pursuant to Section 856(d)(2)(B) of the Code.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Trust in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of dividends or other distribution by the Board of Trustees, the allocation of funds to be so paid on any series or class of shares of beneficial interest in the Trust; provided, however, that if any funds for any class or series of Junior Shares or any class or series of shares of beneficial interest in the Trust ranking on a parity with the Class B EPS as to the payment of dividends are placed in a separate account of the Trust or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Class B EPS shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or similar agent.

          "Stated Value" of each share of Class B EPS shall initially mean Thirty-Eight Dollars and Fifty Cents ($38.50) per share. Upon the occurrence of any share split, reverse share split or other subdivision or combination of the Class B EPS subsequent to the Issue Date, the Stated Amount shall be proportionately adjusted as determined in good faith by the Board of Trustees.

          "Supplemental Preference Amount" shall have the meaning set forth in paragraph (b) of Article 6.16.4 hereof.

          "Trading Day" with respect to publicly traded Paired Shares or any other shares of beneficial interest or other securities of the Trust or any other issuer shall mean any day on which the securities in question are traded on the NYSE, or if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on the NASDAQ National Market, or if such securities are not quoted on such NASDAQ National Market, in the applicable securities market in which such securities are traded.

          "Transaction" shall have the meaning set forth in paragraph (f) of
     Article 6.16.5 hereof.

          "Transfer Agent" shall mean ChaseMellon Shareholder Services, L.L.C. (or any successor thereof), or such other agent or agents of the Trust as may be designated by the Board of Trustees or their designee as the transfer agent for the Class B EPS and the Class A EPS.

          "Trust" shall mean Starwood Lodging Trust, a Maryland real estate investment trust, and any successor.

          "Trust Common Adjustment Event" shall mean any of the following events that occurs after the Issue Date:

             (i) The payment by the Trust of a dividend on the outstanding Trust Shares that is payable in additional Trust Shares;

             (ii) The subdivision of the outstanding Trust Shares into a greater number of shares (whether by share split or otherwise);

             (iii) The combination of the outstanding Trust Shares into a smaller number of shares (whether by reverse share split or otherwise); or

             (iv) The issuance of any shares of beneficial interest in the Trust by reclassification of the Trust Shares.

          "Trust Common Dividend" shall mean any dividend or distribution paid or made by the Trust pro rata on the outstanding Trust Shares other than
     (i) a distribution of assets of the Trust upon the occurrence of a Trust Liquidation Event or (ii) on a dividend or distribution that constitutes a Trust Common Adjustment Event. In addition, a distribution to the holders of shares of beneficial interest in the Trust of rights to subscribe for or purchase additional Trust Shares under a shareholders protective rights plan or agreement or any similar plan or agreement shall not be deemed to constitute a Trust Common Dividend to the extent that the Trust makes provision so that such rights, to the extent still outstanding with respect to the outstanding Trust Shares, shall be issued to the holders of any Trust Shares issued upon exercise of the Class A Exchange Right (and, to the extent applicable, shall attach to such Trust Shares) in an amount and manner and to the extent provided in such plans or agreements with respect to already outstanding Trust Shares.

          "Trust Conversion Notice" shall have the meaning set forth in paragraph (c)(ii) of Article 6.16.5 hereof.

          "Trust Conversion Right" shall have the meaning set forth in paragraph
     (c)(i) of Article 6.16.5 hereof.

          "Trust Redemption Date" shall have the meaning set forth in paragraph
     (b)(ii) of Article 6.16.6 hereof.

          "Trust Redemption Notice" shall have the meaning set forth in paragraph (b)(ii) of Article 6.16.6 hereof.

          "Trust Redemption Right" shall have the meaning set forth in paragraph
     (a) of Article 6.16.6 hereof.

          "Trust Shares" shall mean the common shares of beneficial interest in the Trust, par value $.01 per share, or any shares of beneficial interest in the Trust into which such common shares may be changed.

          "Uncured Default" shall have the meaning set forth in paragraph (a) of
     Article 6.16.9 hereof.

          "Westin Transaction Agreement" shall mean the Transaction Agreement dated as of September 8, 1997 among WHWE L.L.C., Woodstar Investor Partnership, Nomura Asset Capital Corporation, Juergen Bartels, W&S Hotel L.L.C., Westin Hotels & Resorts Worldwide, Inc., W&S Lauderdale Corp., W&S Seattle Corp., Westin St. John Hotel Company, Inc., W&S Denver Corp., W&S Atlanta Corp., the Trust, SLT Realty Limited Partnership, the Corporation and SLC Operating Limited Partnership, as such agreement may be amended from time to time.

     6.16.3.  DIVIDENDS.

     (a) In General. The holders of Class B EPS will be entitled (i) to receive a preferred dividend payable as described in paragraph (b) below (a "Class B Preferred Dividend"), when, as and if declared by the Board of Trustees out of assets of the Trust legally available for that purpose, based on the payment of any Corporation Common Distribution and (ii) to participate on the basis described in paragraph (c) below in any Trust Common Dividend, when, as and if declared by the Board of Trustees out of assets of the Trust available for that purpose (a "Class B Participation Dividend"). In certain circumstances, the holders of Class B EPS will also be entitled to receive a Default Rate Dividend, as provided in paragraph (d) below.

     (b) Class B Preferred Dividend.

     (i) Upon the payment by the Corporation of any Corporation Common Distribution prior to the occurrence of a Liquidation Event, the right to receive a Class B Preferred Dividend will automatically accrue with respect to each share of Class B EPS as of the payment date for such Corporation Common

Distribution in an amount equal to the value of the Corporation Common Distribution paid on each Corporation Share multiplied by the applicable Dividend Correspondence Ratio described below. To the extent that any Corporation Common Distribution consists of securities or other property (other than cash), the Trust will have the option of paying the corresponding Class B Preferred Dividend either (A) in the same form as such Corporation Common Distribution (i.e., by delivery of the same type of securities or other property as distributed in the Corporation Common Distribution), (B) in cash in an amount equal to the fair market value of such securities or other property as determined in good faith by the Board of Trustees subject to the rights of the holders of the Class B EPS to request a valuation from a nationally recognized investment banking firm as provided in paragraph (h)(v) of Article 6.16.5 hereof or (C) a combination thereof. Each Class B Preferred Dividend will be cumulative from the payment date for the related Corporation Common Distribution and will be payable to holders of record of Class B EPS on such record date as shall be fixed by the Board of Trustees, which record date shall be the same as the record date for the corresponding Class A Preferred Dividend based on such Corporation Common Distribution and not earlier than the record date for such Corporation Common Distribution. The Board of Trustees may, at any time between the declaration of a Corporation Common Distribution and the related payment date, declare a corresponding Class B Preferred Dividend conditioned on the actual payment of such Corporation Common Distribution (any such Class B Preferred Dividend being sometimes referred to herein as a "Conditionally Declared Class B Dividend" until such time as the corresponding Corporation Common Distribution is paid, at which time it will no longer be deemed to be a Conditionally Declared Class B Dividend but will instead be deemed to be an accrued Class A Preferred Dividend). The "Dividend Correspondence Ratio" for the purposes of determining the amount of any Class B Preferred Dividend accrual shall mean the number of Class B Underlying Corporation Shares for which each share of Class B EPS is indirectly exchangeable as of the record date for the related Corporation Common Distribution upon exercise of the Class B Exchange Right, as such number shall be proportionately adjusted to reflect any share dividend, share split, reverse share split or other combination or subdivision of the Class B EPS or the Class A EPS that becomes effective between (or, if the record date for such event is different from the effective date therefor, that has a record date that falls between) (A) the record date for the Corporation Common Distribution and (B) the date of payment of such Corporation Common Distribution or, if earlier, the record date for such Class B Preferred Dividend.

     (ii) So long as any shares of Class B EPS are outstanding: (A) no Junior Dividend may be declared or paid or set apart for payment unless all accrued Class B Preferred Dividends and Conditionally Declared Class B Dividends have been or are concurrently declared and paid, or declared and a sum sufficient for the payment thereof set apart for payment, (B) no Parity Preferred Dividend shall be declared or paid or set aside for payment unless a ratable portion of all accrued but unpaid Class B Preferred Dividends and Conditionally Declared Class B Dividends has been or is concurrently declared and paid, or declared and a sum sufficient for the payment thereof set apart for payment (with such ratable portion being based on the portion of the accrued but unpaid Parity Preferred Dividends being paid) and (C) no Junior Shares may be redeemed, purchased or otherwise acquired by the Trust (other than a redemption, purchase or other acquisition of Trust Shares made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Trust or any subsidiary or upon any exchange or redemption of other securities at the option of the holders thereof, or as required or permitted under Article VI of the Declaration) for consideration (or any moneys paid or made available for a sinking fund for the redemption of any Junior Shares), directly or indirectly (except for conversion into or exchange for Junior Shares) unless all accrued Class B Preferred Dividends and Conditionally Declared Class B Dividends have been or are concurrently declared and paid, or declared and a sum sufficient for the payment thereof set apart for payment.

     (c) Class B Participation Dividend. No Trust Common Dividend may be declared in respect of the Trust Shares unless the Board of Trustees concurrently declares a Class B Participation Dividend entitling each share of Class B EPS to receive an amount equal to the amount of the Trust Common Dividend declared on each Trust Share multiplied by the number of Class B Underlying Trust Shares for which each share of Class B EPS is indirectly exchangeable upon exercise of the Class B Conversion Right as of the record date for such Trust Common Dividend. Such Class B Participation Dividend shall be payable on the same date on which the corresponding Trust Common Dividend is payable, shall be payable in the same form as the corresponding Trust Common Dividend and shall be paid to holders of record of the Class B EPS on the same record date as is fixed by the Board of Trustees for the payment of such Trust Common Dividend.

     (d) Default Rate Dividends. Notwithstanding the foregoing provisions of this Article 6.16.3 but subject to paragraph (b) of Article 6.16.9, upon the occurrence and during the continuation of any Uncured Default, dividends ("Default Rate Dividends") shall accrue with respect to the outstanding shares of Class B EPS in an amount equal to the product of (i) the Stated Value of each such share multiplied by (ii) an interest rate per annum equal to LIBOR plus four percent (4%). Any such Default Rate Dividends shall be cumulative, shall be deemed to constitute Class B Preferred Dividends for the purposes hereof and shall be payable quarterly on March 1, June 1, September 1 and December 1 of each year, when, as and if declared by the Board of Trustees out of assets of the trust legally available for that purpose; provided that, if, at any time when there are accrued but unpaid Default Rate Dividends on the Class B EPS, a Class B Preferred Dividend or Class B Participation Dividend accrues pursuant to paragraph (b) or (c) of this Article 6.16.3 in an amount per share that exceeds the amount of such accrued but unpaid Default Rate Dividends per share, the holders of shares of Class B EPS shall be entitled to receive such Class B Preferred Dividend or Class B Participation Dividend in accordance with the provisions of such paragraphs (b) and (c) and the Default Rate Dividends accrued through the date of accrual of such Class B Preferred Dividend or Class B Participation Dividend shall be reduced to zero (although additional Default Rate Dividends shall again commence to accrue immediately following such date of accrual to the extent that the Uncured Default continues unremedied).

     6.16.4.  LIQUIDATION RIGHTS.

     (a) In General. Upon the occurrence of any Liquidation Event, the holders of Class B EPS will be entitled (i) to receive out of the assets of the Trust legally available for liquidating distributions to holders of shares of beneficial interests in the Trust, prior to the making of any Junior Liquidating Distribution, a liquidating distribution in an amount equal to the Class B Liquidation Preference described in paragraph (b) below determined as of the effective date of such Liquidation Event or, if no effective date is provided, as of the record date of the first liquidating distribution relating to such Liquidation Event (in either such case, the "Liquidation Date") and (ii) to participate on the basis described in paragraph (c) below in any liquidating distribution to holders of Trust Shares (the "Class B Liquidation Participation Right"). In determining whether a distribution (other than upon the occurrence of a Liquidation Event), by dividend, redemption or other acquisition of shares of beneficial interest in the Trust or otherwise, is permitted under Maryland law, amounts that would be needed, if the Trust were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of the holders of Class A EPS whose preferential rights upon dissolution are senior to those receiving the distribution shall not be added to the Trust's total liabilities.

     (b) Class B Liquidation Preference. The "Class B Liquidation Preference" of a share of Class B EPS as of the applicable Liquidation Date shall mean the sum of (A) the Base Preference Amount as of such date and (B) the amount of any accrued but unpaid dividends in respect of each share of Class B EPS as of such date (other than any such accrued but unpaid Class B Preferred Dividends that have been declared with a record date prior to such Liquidation Date, which the Trust shall separately be obligated to pay to the holders of record of the Class B EPS as of such record date)(the "Supplemental Preference Amount"). Until each holder of shares of Class B EPS has received distributions equal to the Class B Liquidation Preference, no Junior Liquidating Distributions may be paid to holders of any other class or series of shares of beneficial interest in the Trust. Subject to the rights of the holders of shares of beneficial interest in the Trust with liquidation preferences ranking prior to or on a parity with the Class B Liquidation Preference, after payment shall have been made in full of the Class B Liquidation Preference as provided in this paragraph (b), Junior Liquidating Distributions may be paid to the holders of any shares of beneficial interest entitled to receive such distributions and the holders of the Class B EPS shall not be entitled to share therein except as provided in paragraph (c) of this Article 6.16.4. In the event that the assets of the Trust available for liquidating distributions to holders of shares of beneficial interest in the Trust in connection with any Liquidation Event are insufficient to pay the Class B Liquidation Preference on all outstanding Class B EPS and any Parity Liquidation Preferences in respect of any other classes or series of shares of beneficial interest in the Trust, then the holders of the Class B EPS and such other classes and series of shares of beneficial interest in the Trust shall share ratably in any such distribution of assets in proportion to the Class B Liquidation Preference and the Parity Liquidation Preferences to which they would otherwise be respectively entitled.

     (c) Class B Liquidation Participation Rights. In addition to being entitled to receive the Class B Liquidation Preference, upon the occurrence of any Liquidation Event the holders of Class B EPS shall be entitled to participate, pursuant to the Class B Liquidation Participation Right, ratably with the holders of Trust Shares in any liquidating distributions to such holders. For such purpose, each share of Class B EPS shall be deemed to represent a number of Trust Shares equal to the number of Class B Underlying Trust Shares for which each share of Class B EPS can be indirectly exchanged as of the record date for such distribution.

     6.16.5.  CONVERSION RIGHTS.

     (a) In General. Shares of Class B EPS shall be convertible into shares of Class A EPS (A) at the option of the holder upon exercise of the Class B Conversion Right at any time after the first anniversary of the Issue Date and on or prior to the first anniversary of the Cross-Over Date, to the extent provided in paragraph (b) of this Article 6.16.5, or (B) at the option of the Trust upon exercise of the Trust Conversion Right at any time after the Cross-Over Date, to the extent provided in paragraph (c) of this Article 6.16.5. In addition, as more specifically provided in Article 6.16.7 hereof, upon receipt of a Class B Conversion/Redemption Notice from any holder of shares of Class B EPS at any time after the first anniversary of the Cross-Over Date, the Trust will be required to elect to either exercise the Trust Conversion Right or the Trust Redemption Right with respect to the shares specified in such Class B Conversion/Redemption Notice.

     (b) Class B Conversion Right.

     (i) A holder of shares of Class B EPS shall have the right, exercisable in the manner described in paragraph (b)(ii) below, at such holder's option at any time after the first anniversary of the Issue Date and on or prior to the first anniversary of the Cross-Over Date, to convert such shares in whole or in part into fully paid and non-assessable shares of Class A EPS based on the applicable Conversion Ratio described in paragraph (e) of this Article 6.16.5 (the "Class B Conversion Right"); provided, however, that the Class B Conversion Right may not be exercised (A) with respect to any shares of Class B EPS that are already subject to a Trust Conversion Notice, (B) with respect to any shares of Class B EPS that are already subject to a Class B Redemption Notice or a Class B Conversion/Redemption Notice or (C) after the applicable Redemption Date if the Trust has already given a Trust Redemption Notice with respect to the applicable shares of Class B EPS, unless, in the case of either (B) or (C), the Trust shall default in its obligations hereunder arising as a result of such notice and such default shall not have been cured within ten (10) days thereafter.

     (ii) A holder of shares of Class B EPS desiring to exercise the Class B Conversion Right with respect to such shares shall surrender the certificate or certificates evidencing such shares, duly endorsed or assigned to the Trust or in blank, to the Transfer Agent together with a duly completed and executed conversion notice (a "Class B Conversion Notice") in such form as the Trust shall prescribe from time to time and such related certifications as the Trust may reasonably prescribe from time to time. Such form of Class B Conversion Notice will also permit the holder of the Class B EPS being converted to concurrently elect to exercise the Class A Exchange Right with respect to the Class A EPS Shares to be issued pursuant to the exercise of the Class B Conversion Right. Unless any shares of Class A EPS to be issued upon conversion of such shares of Class B EPS are to be issued in the same name as the name in which such shares of Class B EPS are registered, each share certificate surrendered shall be accompanied by instruments of transfer, in form reasonably satisfactory to the Trust, duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any applicable transfer or similar tax (or evidence reasonably satisfactory to the Trust demonstrating that such taxes have been paid).

     (iii) As promptly as practicable after receipt by the Transfer Agent of a Class B Conversion Notice and the certificates and other documents described above, the Trust shall issue and deliver at the office of the Transfer Agent to the holder of the shares of Class B EPS being converted, or on his or her written order, a certificate or certificates for the full number of shares of Class A EPS issuable upon such conversion in accordance with the provisions of this Article 6.16.5, and any fractional interest in respect of a share of Class A EPS resulting from such conversion shall be settled as provided in paragraph
(d) of this Article 6.16.5; provided, however, that to the extent that the holder of shares of Class B EPS with respect to which the Class B Conversion Right has been exercised has simultaneously exercised the Class A Exchange Right with respect to the shares of Class A EPS issuable upon such conversion, no such certificate or certificates shall be issued with respect to such shares of Class A EPS (and there shall be no settlement of any such fractional interests), but such Class A Exchange Right shall be deemed to have been exercised with respect to such shares of Class A EPS (including any such fractional interests) as of the date of receipt of the Class B Conversion Notice and the certificates and other documents described above, and the rights and obligations of the Trust and such holder arising therefrom shall be governed by Article 6.15.5 hereof. If less than the full number of shares of Class B EPS represented by the certificate or certificates surrendered to the Trust are to be converted pursuant to an exercise of the Class B Conversion Right, the Trust shall also deliver to the holder a new certificate or certificates evidencing the excess shares not being converted.

     (iv) The conversion resulting from any exercise of the Class B Conversion Right shall be deemed to have been effected immediately prior to the close of business on the date of receipt by the Transfer Agent of the Class B Conversion Notice and the certificates and other documents described above, and the Person or Persons in whose name or names any certificate or certificates for shares of Class A EPS shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Class A EPS represented thereby at such time on such date, unless the sharetransfer books of the Trust for the Class A EPS shall be closed on such date, in which event such Person or Persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such sharetransfer books are open.

     (c) Trust Conversion Right.

     (i) Shares of Class B EPS will also be convertible at any time after the first anniversary of the Cross-Over Date in whole or in part at the option of the Trust into fully paid and non-assessable shares of Class A EPS based on the applicable Conversion Ratio described below (the "Trust Conversion Right"); provided, however, that the Trust Conversion Right may not be exercised with respect to any shares of Class B EPS with respect to which (A) the holder has already given a Class B Redemption Notice or a Class B Conversion Notice or (B) the Trust has already given a Trust Redemption Notice.

     (ii) The Trust Conversion Right may be exercised by the Trust giving written notice of such exercise to the holders of the shares of the Class B EPS with respect to which the Trust desires to exercise such right (a "Trust Conversion Notice").

     (iii) The shares of Class B EPS of a holder specified in such Trust Conversion Notice shall be deemed to have been converted as of the date of the applicable Trust Conversion Notice into the full number of shares of Class A EPS issuable upon such conversion in accordance with the provisions of this Article 6.16.5, and any fractional interest in respect of a share of Class A EPS resulting from such conversion shall be settled as provided in paragraph (d) of this Article 6.16.5. The conversion provided for in this paragraph (c) shall be automatic without the requirement of any action on the part of the affected holders of shares of Class B EPS and whether or not the certificates evidencing such shares of Class B EPS are surrendered to the Trust or the Transfer Agent; provided that the Trust shall not be obligated to issue to any such holders certificates evidencing the shares of Class A EPS into which such Class B EPS shares have been converted until certificates evidencing the shares of Class B EPS held by such holder have been delivered to the Trust or the Transfer Agent. If less than the full number of shares of Class B EPS represented by the certificate or certificates surrendered to the Trust in connection with an exercise of the Trust Conversion Right have been converted pursuant to such exercise, the Trust shall also deliver to the holder a new certificate or certificates evidencing the excess shares not being converted.

     (d) Fractional Interests. No fractional shares or scrip evidencing fractions of shares of Class A EPS shall be issued upon exercise of the Class B Conversion Right or the Trust Conversion Right. Instead of any fractional interest in a share of Class A EPS that would otherwise be deliverable upon the conversion of shares of Class B EPS, the Trust shall pay to the holder of such shares of Class B EPS an amount in cash equal to the product of (A) such fraction, (B) the then current Exchange Ratio of Class A EPS for Paired Shares, as determined pursuant to the provisions of paragraph (d) of Article 6.15.5 hereof, and (C) the Current Market Price of the Paired Shares as of the Trading Day immediately preceding the date on which the applicable Class B Conversion Notice or Trust Conversion Notice (as applicable) and all related certificates and other documents were received by the Transfer Agent.

     (e) Conversion Ratio and Adjustments.

     (i) Initially, one share of Class A EPS will be issuable upon conversion of each share of Class B EPS pursuant to an exercise of the Class B Conversion Right or the Trust Conversion Right (the "Conversion Ratio"), which Conversion Ratio will be subject to adjustment from the Issue Date through the Cross-Over Date. After such date, the Conversion Ratio will be equal to the Class B Liquidation Preference (determined without taking into consideration any accrued but unpaid dividends other than Default Rate Dividends) as of the date of exercise of the Class B Conversion Right or the Trust Conversion Right, as applicable, divided by the product of (A) the number of Class A Underlying Paired Shares (including fractional interests) for which each share of Class A EPS is exchangeable as of such date pursuant to Article 6.15.5 hereof multiplied by (B) the Current Market Price of the Paired Shares as of such date. All calculations of the Conversion Ratio under this paragraph (e) shall be made to the nearest one-tenth of a share (with .05 of a share being rounded upward).

     (ii) If, at any time between the Issue Date and the Cross-Over Date, a Class A EPS Adjustment Event shall occur, the Conversion Ratio in effect as of the close of business on the record date for such Class A EPS Adjustment Event or, if no such record date applies, the effective date of such Class A EPS Adjustment Event shall be adjusted so that in connection with any exercise of the Class B Conversion Right or the Trust Conversion Right the shares of Class B EPS subject to such exercise will be converted into the number of shares of Class A EPS that such holder would have owned or been entitled to receive after the happening of such Class A EPS Adjustment Event if such Class B Conversion Right or Trust Conversion Right had been exercised immediately prior to such record date or effective date. An adjustment pursuant to this subparagraph (ii) shall become effective (subject to subparagraph (iv) below) immediately upon the opening of business on the Business Day next following the record date for the applicable Class A EPS Adjustment Event or, if no such record date applies, the Business Day next following the effective date of such Class A EPS Adjustment Event.

     (iii) No adjustment in the Conversion Ratio shall be required pursuant to subparagraph (ii) above unless such adjustment would require a cumulative increase or decrease of at least one percent (1%) in such ratio; provided, however, that any adjustments that by reason of this subparagraph (iii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made.

     (iv) In any case in which subparagraph (ii) above provides that an adjustment to the Conversion Ratio shall become effective immediately following the record date for a Class A EPS Adjustment Event, the Trust may defer until the occurrence of such event (A) issuing to the holder of any shares of Class B EPS converted after such record date but before the occurrence of such event the additional shares of Class A EPS issuable pursuant to such conversion by reason of the adjustment required pursuant to subparagraph (ii) in respect of such Class A EPS Adjustment Event and (B) paying to such holder any amount of cash in lieu of any fractional interest in shares of Class EPS pursuant to paragraph (d) of this Article 6.16.5.

     (v) If at the time of any exercise of the Class B Conversion Right on or prior to the Cross-Over Date there are any accrued but unpaid Default Rate Dividends with respect to the shares of Class B EPS being converted, the Conversion Ratio shall be adjusted so that the number of shares of Class A EPS issuable upon such exercise is increased by a number of shares (the "Class B Dividend Replacement Shares", which term shall also be deemed to refer to any shares of Class A EPS issued upon exercise of the Class B Conversion Right in respect of accrued but unpaid Default Rate Dividends pursuant to subparagraph
(ii) above) equal to (A) the amount of the accrued but unpaid Default Rate Dividends with respect to the shares of Class B EPS being exchanged divided by
(B) the product of (1) the number of Paired Shares for which each share of Class A EPS is then exchangeable upon exercise of the Class A Exchange Right multiplied by (2) the Current Market Price of the Paired Shares during the five
(5) Trading Days immediately preceding the date of delivery of the applicable Class B Conversion Notice or Trust Conversion Notice and all related certificates and other documents.

     (f) Effect of Mergers and Certain Other Transactions. If, at any time after the Issue Date, the Trust shall become a party to any transaction, including, without limitation, a merger, consolidation, statutory share exchange, self tender offer for all or substantially all outstanding Trust Shares, sale of all or substantially all of the Trust's assets or recapitalization of the Class A EPS (but excluding any event constituting a Class A EPS Adjustment Event) (each of the foregoing being referred to herein as a "Transaction"), in each case as a result of which the outstanding shares of Class A EPS shall be converted into or exchanged for the right to receive stock, securities or other property (including cash or any combination thereof), effective as of the effective date of such Transaction, each share of Class A EPS issuable upon exercise of the Class B Conversion Right or the Trust Conversion Right with respect to any shares of Class B EPS that are not converted into or exchanged for the right to receive stock, securities or other property in connection with such Transaction shall thereafter be deemed to consist of the kind and amount of shares of stock and other securities and property (including cash or any combination thereof) that would have been held or receivable upon the consummation of such Transaction by a holder of a number of shares of Class A EPS equal to the number of Class B Underlying Class A EPS Shares into which each share of Class B EPS would have been convertible immediately prior to such Transaction, assuming such holder of shares of Class A EPS (A) is not a Person with which the Trust consolidated or into which the Trust was merged or which merged into the Trust or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person and (B) failed to exercise his or her rights of election, if any, as to the kind or amount of stock, securities [an] AND other property (including cash) receivable upon such Transaction (provided that if the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction is not the same for each share of Class A EPS held immediately prior to such Transaction by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purposes of this subparagraph (ii) the kind and amount of stock, securities and other property (including cash) receivable upon such Transaction by each Non-Electing [Shares] SHARE shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). The provisions of this paragraph (f) shall similarly apply to successive Transactions.

     (g) Notice of Adjustment. Whenever the Conversion Ratio or the nature and amount of the securities and other property issuable upon exercise of the Class B Conversion Right or the Trust Conversion Right is adjusted as provided in paragraph (e) or (f) above, the Trust shall promptly file with the Transfer Agent an officer's certificate setting forth the Conversion Ratio after such adjustment and, in the case of an adjustment pursuant to paragraph (f), describing the kind and amount of stock, securities and other property (including cash) thereafter issuable upon such exercise. Such certificate shall also set forth a brief statement of the facts requiring such adjustment and shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after delivery of such certificate, the Trust shall prepare a notice of such adjustment setting forth the adjusted Conversion Ratio, the effective date of such adjustment and, in the case of an adjustment pursuant to paragraph (f), a description of the kind and amount of stock, securities and other property (including cash) thereafter issuable upon exercise of the Class B Conversion Right or the Trust Conversion Right, and shall mail such notice of such adjustment to the holder of each share of Class B EPS at such holder's last address as shown on the sharerecords of the Trust.

     (h) Miscellaneous Provisions.

     (i) There shall be no adjustment of the Conversion Ratio in case of the issuance of any shares of beneficial interest in the Trust in a reorganization, acquisition or other similar transaction except as specifically set forth in this Article 6.16.5.

     (ii) If the Trust shall take any action affecting the Trust Shares or the Corporation shall take any action affecting the Corporation Shares, other than an action described in this Article 6.16.5, that in the opinion of the Board of Trustees would materially and adversely affect the conversion rights of the holders of the Class B EPS provided for in this Article 6.16.5, the Conversion Ratio may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Trustees, in its sole discretion, may determine to be equitable in the circumstances.

     (iii) The Trust covenants that any shares of Class A EPS issued upon exercise of the Class B Conversion Right or the Trust Conversion Right will be validly issued, fully paid and non-assessable. The Trust shall reserve and shall at all times have reserved out of its authorized but unissued Class A EPS sufficient Class A EPS to permit the exercise of the Class B Conversion Right. The Trust shall also comply with its obligations under paragraph (g)(iii) of
Article 6.15.5 hereof as if such shares of Class A EPS issuable upon exercise of the Class B Conversion Right were issued and outstanding. The Trust shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Class A EPS or other securities or property upon exercise of the Class B Conversion Right or the Trust Conversion Right; provided, however, that the Trust shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of any shares of Class A EPS or other securities or property in a name other than that of the holder of the shares of Class B EPS being converted, and no such issue or delivery shall be made unless and until the Person requesting such issue or delivery has paid to the Trust the amount of any such tax or established, to the reasonable satisfaction of the Trust, that such tax has been paid.

     (iv) Except as provided in paragraph (g)(v) below, any determination required or permitted to be made by the Board of Trustees by these Articles Supplementary shall be final, conclusive and binding on the holders of Class B EPS.

     (v) In the event that the Trust elects to pay in cash a Class B Preferred Dividend corresponding to a Corporation Common Distribution in the form of securities or other property and in connection therewith the Board of Trustees makes a determination of the fair market value of such securities or other property, the Trust shall deliver to each affected holder of Class B EPS a written notice setting forth the valuation determined by the Board of Trustees. At any time within ten (10) Business Days after receipt of such notice, any affected holder of Class B EPS may request in writing that the Trust obtain a written valuation of such securities or other property from an investment banking firm. Promptly after receipt of any such request, the Trust shall select a nationally recognized investment banking firm to perform such valuation and shall provide such investment banking firm with such relevant information as the Trust may have in relation thereto. Such investment banking firm shall be instructed to prepare a written valuation report within thirty (30) days after its appointment, and upon receipt of such valuation report, the Trust shall mail a copy to each affected holder of Class B EPS. If the valuation as determined by such investment banking firm is greater than the valuation as determined by the Board of Trustees, the Trust shall promptly pay the amount of such difference to each affected holder of Class B EPS. If, however, the valuation as determined by such investment banking firm is less than the valuation determined by the Board of Trustees, the Trust may at its option require each affected holder of Class B EPS to repay the amount of such difference to the Trust, which amount shall be so repaid by each such holder promptly after receipt of the Trust's request. The fees and expenses of such investment banking firm shall be paid by the Trust.

     6.16.6.  REDEMPTION RIGHTS.

     (a) In General. Shares of Class B EPS will be redeemable at the option of the Trust at any time after the Cross-Over Date in accordance with the provisions of paragraph (b) of this Article 6.16.6 (the "Trust Redemption Right") and will be redeemable at the option of the holders at any time during the period commencing on the Cross-Over Date and ending on the first anniversary of the Cross-Over Date in accordance with the provisions of paragraph (c) of this Article 6.16.6 (the "Class B Redemption Right"). Prior to the Cross-Over Date, shares of Class B EPS will not be redeemable at the option of either the Trust or the holder. In addition, as more specifically provided in Article
6.16.7 hereof, upon receipt of a Class B Conversion/Redemption Notice from any holder of shares of Class B EPS at any time after the first anniversary of the Cross-Over Date, the Trust will be required to elect to either exercise the Trust Conversion Right or the Trust Redemption Right with respect to the shares specified in such Class B Conversion/Redemption Notice.

     (b) Redemption at the Option of the Trust.

     (i) Pursuant to the Trust Redemption Right, shares of Class B EPS may be redeemed in cash in whole or in part at the option of the Trust at any time and from time to time (in the case of partial redemptions) after the Cross-Over Date at a redemption price (the "Redemption Price") equal to the Class B Liquidation Preference of such shares as of the applicable Trust Redemption Date; provided, however, that the Trust Redemption Right may not be exercised with respect to any shares of Class B EPS that are already subject to (A) a Trust Conversion Notice or (B) a Class B Conversion Notice or a Class B Redemption Notice. Such redemption shall be deemed to have been made as of the close of business on the applicable Trust Redemption Date, and after such Trust Redemption Date, provided that the Trust Redemption Price has been duly paid or set apart for payment, dividends shall cease to accrue on the shares of Class B EPS called for redemption, such shares shall no longer be deemed to be outstanding and all rights of the holders of such shares as shareholders of the Trust shall cease, except the right to receive the Redemption Price, without interest thereon, upon surrender of the certificates evidencing such shares.

     (ii) Notice of any exercise of the Trust Redemption Right (a "Trust Redemption Notice") shall be given to the holders of the shares of Class B EPS to be redeemed not less than ten (10) nor more than sixty (60) days prior to the date fixed for redemption (the "Trust Redemption Date"). Each Trust Redemption Notice shall be given by first class mail to each holder of shares to be redeemed at such holder's address as shown on the sharebooks of the Trust and shall specify (A) the Trust Redemption Date, (B) the number of shares of Class B EPS to be redeemed from such holder, (C) the Trust Redemption Price, (D) the place or places where certificates for the shares of Class B EPS to be redeemed are to be surrendered for payment of the Trust Redemption Price, (E) that dividends will cease to accrue on the shares of Class B EPS to be redeemed on the Redemption Date and (F) that the ability of the holders to exercise the Class B Conversion Right with respect to the shares to be redeemed will terminate on the Trust Redemption Date. If less than all outstanding shares of Class B EPS are to be redeemed upon exercise of the Trust Redemption Right, the shares to be redeemed shall be selected in such manner as the Trust deems appropriate.

     (iii) Upon receipt of a Trust Redemption Notice, each holder of shares of Class B EPS being redeemed shall surrender to the Transfer Agent a certificate or certificates evidencing such shares. As soon as practicable, and in any event within five (5) Business Days, after such surrender, the Trust shall pay the applicable Redemption Price to such holder and, if less than the full number of shares represented by the certificate or certificates so surrendered are to be redeemed, the Trust shall deliver to such holder a certificate or certificates evidencing the excess shares not being redeemed. The Redemption Price shall be payable at the election of the Trust by check or by wire transfer to an account designated in writing by the holder at least two (2) Business Days prior to the applicable Trust Redemption Date, if one has been so designated.

     (c) Redemption at the Option of the Holders.

     (i) Under the Class B Redemption Right, to the extent permitted under applicable law, each holder of shares of Class B EPS shall have the right, at his or her option, to require the Trust at any time or from time to time (in the case of partial redemptions) after the Cross-Over Date and on or prior to the first anniversary of the Cross-Over Date to redeem some or all of such shares in cash at the Redemption Price (determined as of the Class B Redemption Date); provided, however, that the Class B Redemption Right may not be exercised with respect to any shares of Class B EPS that are already subject to (A) a Trust Conversion Notice or a Trust Redemption Notice or (B) a Class B Conversion Notice. Such redemption shall be deemed to have been made as of the close of business on the applicable Class B Redemption Date, and after such Class B Redemption Date, provided that the Redemption Price has been duly paid or set apart for payment, dividends shall cease to accrue on the shares of Class B EPS surrendered for redemption, such shares shall no longer be deemed to be outstanding and all rights of the holders of such shares as shareholders of the Trust shall cease, except the right to receive the Redemption Price, without interest thereon.

     (ii) A holder of shares of Class B EPS may exercise the Class B Redemption Right with respect to some or all of such shares by surrendering a certificate or certificates evidencing the shares to be redeemed, duly endorsed or assigned to the Trust in blank, to the Transfer Agent accompanied by a written notice (a "Class B Redemption Notice") in such form as the Trust shall prescribe from time to time specifying the number of shares (which shall be a whole number) to be redeemed in accordance with the provisions of this paragraph (c). As soon as practicable, and in any event within five (5) Business Days, after receipt of a Class B Redemption Notice and the related certificates (the date of such receipt being sometimes referred to herein as the "Class B Redemption Date"), to the extent permitted under applicable law, the Trust shall pay the Redemption Price to the holder and, if less than the full number of shares of Class B EPS represented by the certificate or certificates surrendered together with such Class B Redemption Notice are to be redeemed, the Trust shall deliver to such holder a certificate or certificates evidencing the excess shares not being redeemed. The Redemption Price shall be payable at the election of the Trust by check or by wire transfer to an account designated in writing by the holder at least two (2) Business Days prior to the applicable Class B Redemption Date, if one has been so designated.

     6.16.7.  CLASS B CONVERSION/REDEMPTION ELECTION RIGHT.

     In addition to the Class B Conversion Right and the Class B Redemption Right, at any time after the first anniversary of the Cross-Over Date, each holder of shares of Class B EPS will have the right (the "Class B Conversion/Redemption Election Right"), upon written notice to the Trust in such form as the Trust shall prescribe from time to time (a "Class B Conversion/Redemption Notice"), to require that the Trust elect either to exercise the Trust Conversion Right or the Trust Redemption Right described below with respect to the shares of Class B EPS held by such holder and designated in the Class B Conversion/Redemption Notice; provided, however, that the Class B Conversion Right may not be exercised with respect to any shares of Class B EPS (A) with respect to which the holder has already given a Class B Redemption Notice or (B) after the applicable Redemption Date if the Trust has already given a Trust Redemption Notice with respect to such shares unless, in either such case, the Trust shall default in the payment of the applicable Redemption Price required to be paid pursuant to Article 6.16.6 above. Within five (5) Business Days after receipt of any such Class B Conversion/Redemption Notice, the Trust shall either give the relevant holder a Trust Conversion Notice or a Trust Redemption Notice with respect to the shares of Class B EPS specified in such Class B Conversion/Redemption Notice.

     6.16.8.  REACQUIRED SHARES TO BE RETIRED.

     All shares of Class B EPS which shall have been issued and reacquired in any manner by the Trust shall be restored to the status of authorized but unissued shares of beneficial interest in the Trust without designation as to class.

     6.16.9.  DEFAULT RIGHTS.

     (a) Consequences of Uncured Default.  Subject to paragraph (b) of this
Article 6.16.9, in the event that the Trust at any time defaults in its obligations with respect to any exercise of the Class B Redemption Right, the Class B Conversion Right or the Class B Conversion/Redemption Election Right, and such default shall continue for a period of thirty (30) days from the date that performance of such obligations was due (an "Uncured Default"), then: (i) the holders of the outstanding shares of Class B EPS will have the rights with respect to the election of two additional members of the Board of Trustees described in paragraph (c) of Article 6.16.10 hereof, (ii) the dividend rate on the Class B EPS will be increased as provided in paragraph (d) of Article 6.16.3 hereof, (iii) the Registration Rights Agreement will be amended to provide the holders of Class B EPS with registration rights thereunder and (iv) the Cross-Over Date (if not already past) will be extended by a number of days equal to the number of days that an Uncured Default continues unremedied. Any Uncured Default may be waived at any time by the holders of shares of Class B EPS constituting a majority of all shares of Class B EPS then outstanding.

     6.16.10.  VOTING.

     (a) General Voting Rights. The holders of shares of Class B EPS shall be entitled to vote upon all matters upon which holders of Trust Shares have the right to vote, and shall be entitled to the number of votes equal to the largest whole number of Class B Underlying Trust Shares for which such shares of Class B EPS could be indirectly exchanged (assuming the exercise of the Class B Conversion Right and the concurrent exercise of the Class A Exchange Right with respect to the shares of Class A EPS issuable upon exercise of such Class B Conversion Right) as of the record date for determination of the shareholders entitled to vote on such matters, or, if no such record date is established, as of the date such vote is taken or any written consent of shareholders is solicited, such votes to be counted together with all other shares of beneficial interest in the Trust having general voting powers and not separately as a class.

     (b) Special Voting Rights. So long as any shares of Class B EPS are outstanding, in addition to any other vote or consent of holders of such shares required by the Declaration or these Articles Supplementary, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of all outstanding shares of Class B EPS, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for that purpose, shall be necessary for effecting or validating any amendment, alteration or repeal of any of the provisions of the Declaration or these Articles Supplementary that materially and adversely affects the voting powers, rights or preferences of the holders of the Class B EPS disproportionately (based on the number of Underlying Class B Trust Shares at the time) to the effect of such amendment, alteration or repeal on the holders of the Trust Shares; provided, however, that (i) any amendment of the provisions of the Declaration so as to authorize or create, or to increase the authorized amount of, any class or series of shares of beneficial interest in the Trust, whether ranking prior to, on a parity with or junior to the Class B EPS shall not be deemed to materially and adversely affect the voting powers, rights or preferences of the holders of Class B EPS and (ii) no filing with the State Department of Assessments and Taxation of Maryland by the Trust in connection with a merger, consolidation or sale of all or substantially all of the assets of the Trust shall be deemed to be an amendment, alteration or repeal of any of the provisions of the Declaration or these Articles Supplementary unless such filing expressly purports to amend, alter or repeal one or more of such provisions. For the purposes of this paragraph (b), each share of Class B EPS will have one vote per share.

     (c) Default Voting Rights.

     (i) Upon the occurrence of any Uncured Default, the number of trustees then constituting the Board of Trustees shall be increased by two and the holders of the outstanding shares of Class B EPS shall be entitled to elect the two additional trustees to serve on the Board of Trustees at any annual meeting of shareholders, or at a special meeting of the holders of Class B EPS then outstanding called as provided in subparagraph (ii) below. If such Uncured Default shall at any time cease to be continuing or shall be waived, then the right of the holders of the Class B EPS to elect such additional two trustees shall cease (but subject always to the same provision for the vesting of such voting rights upon the occurrence of any subsequent Uncured Default) and the terms of office of all persons elected as trustees by such holders shall forthwith terminate and the number of trustees constituting the Board of Trustees shall be reduced accordingly. For the purposes of this paragraph (c), each share of Class B EPS will have one vote per share.

     (ii) At any time after the voting power described in subparagraph (i) above shall have been vested in the holders of shares of Class B EPS, the Secretary of the Trust may, and upon the written request of any holder of Class B EPS (addressed to the Secretary at the principal office of the Trust) shall, call a special meeting of the holders of the Class B EPS for the election of the two trustees to be elected by them as herein provided, such call to be made by notice similar to that provided in the [Trustees' Regulations] BYLAWS of the Trust for a special meeting of the shareholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the Secretary within twenty (20) days after receipt of such request, then any holder of shares of Class B EPS may call such meeting, upon the notice above provided and for that purpose shall have access to the sharebooks of the Trust. The trustees elected at any such special meeting shall hold office until the next annual meeting of the shareholders or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. If any vacancy shall occur among the trustees elected by the holders of the Class B EPS, a successor shall be elected by the Board of Trustees, upon the nomination of the then-remaining trustee elected by the holders of the Class B EPS or the successor of such remaining trustee, to serve until the next annual meeting of the shareholders if such office shall not have previously terminated as provided above.

     6.16.11.  RECORD HOLDERS.

     The Trust and the Transfer Agent may deem and treat the record holder of any Class B EPS as the true and lawful owner thereof for all purposes, and neither the Trust nor the Transfer Agent shall be affected by any notice to the contrary.

     6.16.11.  RESTRICTIONS ON OWNERSHIP AND TRANSFER.

     The Class B EPS constitute shares of beneficial interest in the Trust that are governed by and issued subject to all the limitations, terms and conditions of the Declaration applicable to shares of beneficial interest in the Trust generally, including, without limitation, the terms and conditions (including exceptions and exemptions) of Article VI of the Declaration applicable to shares of beneficial interest in the Trust. The foregoing sentence shall not be construed to limit the applicability to the Class B EPS of any other term or provision of the Declaration. No restrictions on the transferability of shares of Class A EPS shall be enforced by the Trust to the extent that such restrictions would otherwise cause the Trust to fail to meet the requirements of
Section 856(a)(2) of the Code.

     6.17 Redemption. In the event that the Corporation shall redeem any shares of its [capital] stock pursuant to Article [NINETEENTH] FIFTEENTH of the [Articles of Incorporation] CHARTER of the Corporation and such shares are subject to the limitation on transfer provided for in the [Pairing] INTERCOMPANY Agreement, the Trust shall simultaneously redeem, upon the terms of such Article [NINETEENTH] FIFTEENTH, any Shares that are paired with such shares of the Corporation's [capital stock pursuant to the Pairing Agreement.] STOCK PURSUANT TO THE INTERCOMPANY AGREEMENT.

     6.18  CLASS A SHARES.

     6.18.1.  NUMBER OF SHARES AND DESIGNATION.

     THE CLASS OF SHARES OF BENEFICIAL INTEREST IN THE TRUST AUTHORIZED BY THIS
SECTION 6.18.1 SHALL BE DESIGNATED AS "CLASS A SHARES", PAR VALUE $.01 PER SHARE (THE "CLASS A SHARES"), AND FIVE THOUSAND (5,000) SHALL BE THE NUMBER OF CLASS A SHARES CONSTITUTING SUCH CLASS.

     6.18.2.  DEFINITIONS.

     FOR PURPOSES OF THIS SECTION 6.18, THE FOLLOWING TERMS HAVE THE MEANINGS
INDICATED:

          "BOARD OF TRUSTEES" SHALL MEAN THE BOARD OF TRUSTEES OF THE TRUST OR ANY COMMITTEE AUTHORIZED BY THE BOARD OF TRUSTEES FROM TIME TO TIME TO EXERCISE ANY OF ITS POWERS OR PERFORM ANY OF ITS RESPONSIBILITIES WITH RESPECT TO THE CLASS A SHARES.

          "CLASS A EPS" SHALL MEAN THE CLASS A EXCHANGEABLE PREFERRED SHARES OF THE TRUST.

          "CLASS A LIQUIDATING DISTRIBUTION" SHALL MEAN, AFTER THE OCCURRENCE OF A LIQUIDATION EVENT, THE PAYMENT TO THE HOLDERS OF THE CLASS A SHARES (AND OF ANY SHARES OF BENEFICIAL INTEREST IN THE TRUST ENTITLED TO PARTICIPATE IN SUCH DISTRIBUTIONS RECEIVED BY THE HOLDERS OF CLASS A SHARES) OF A LIQUIDATING DISTRIBUTION, OUT OF THE ASSETS OF THE TRUST LEGALLY AVAILABLE FOR LIQUIDATING DISTRIBUTIONS TO HOLDERS OF SHARES OF BENEFICIAL INTERESTS IN THE TRUST, IN THE AMOUNT OF THE AGGREGATE BOOK VALUE OF THE TOTAL EQUITY OF THE TRUST ON DECEMBER 31, 1998 LESS THE AMOUNT OF SUCH BOOK VALUE REPRESENTED BY THE CLASS A EPS AND THE CLASS B EPS AS CONCLUSIVELY DETERMINED BY THE TRUST'S AUDITED BALANCE SHEET AS OF DECEMBER 31, 1998 INCLUDED IN THE TRUST'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998.

          "CLASS A SHARES" SHALL HAVE THE MEANING SET FORTH IN SECTION 6.18.1.

          "CLASS B EPS" SHALL MEAN THE CLASS B EXCHANGEABLE PREFERRED SHARES OF THE TRUST.

          "CLASS B SHARES" SHALL MEAN THE CLASS B SHARES OF BENEFICIAL INTEREST IN THE TRUST, PAR VALUE $.01 PER SHARE, OR ANY SHARES OF BENEFICIAL INTEREST IN THE TRUST INTO WHICH SUCH COMMON SHARES MAY BE CHANGED.

          "CODE" SHALL MEAN THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY SUCCESSOR THERETO.

          "DECLARATION" SHALL MEAN THE AMENDED AND RESTATED DECLARATION OF TRUST OF THE TRUST, AS AMENDED FROM TIME TO TIME.

          "JUNIOR SHARES" SHALL MEAN THE CLASS A SHARES, THE CLASS B SHARES AND ANY OTHER SHARES OF BENEFICIAL INTEREST IN THE TRUST THAT DO NOT ENTITLE THE HOLDERS THEREOF TO A LIQUIDATION PREFERENCE WITH RESPECT TO THE CLASS A SHARES AND THE CLASS B SHARES, BUT SHALL NOT INCLUDE THE CLASS A EPS OR THE CLASS B EPS.

          "LIQUIDATION EVENT" SHALL MEAN ANY LIQUIDATION, DISSOLUTION OR WINDING UP OF THE AFFAIRS OF THE TRUST, WHETHER VOLUNTARY OR INVOLUNTARY. FOR THE PURPOSES HEREOF, (i) A CONSOLIDATION OR MERGER OF THE TRUST WITH ONE OR MORE ENTITIES, (ii) A STATUTORY SHARE EXCHANGE AND (iii) A SALE OR TRANSFER OF ALL OR SUBSTANTIALLY ALL THE TRUST'S ASSETS SHALL BE DEEMED NOT TO BE A LIQUIDATION EVENT.

          "TRANSFER AGENT" SHALL MEAN CHASEMELLON SHAREHOLDER SERVICES, L.L.C. (OR ANY SUCCESSOR THEREOF), OR SUCH OTHER AGENT OR AGENTS OF THE TRUST AS MAY BE DESIGNATED BY THE BOARD OF TRUSTEES OR THEIR DESIGNEE AS THE TRANSFER AGENT FOR THE CLASS B SHARES.

          "TRUST" SHALL MEAN STARWOOD HOTELS & RESORTS, A MARYLAND REAL ESTATE INVESTMENT TRUST, AND ANY SUCCESSOR THERETO.

     6.18.3.  DIVIDENDS.

     THE TRUSTEES MAY FROM TIME TO TIME AUTHORIZE AND THE TRUST MAY PAY TO THE HOLDERS OF CLASS A SHARES SUCH DIVIDENDS OR DISTRIBUTIONS IN CASH OR OTHER FORM, OUT OF CURRENT OR ACCUMULATED INCOME, CAPITAL, CAPITAL GAINS, PRINCIPAL, SURPLUS, PROCEEDS FROM THE INCREASE OR REFINANCING OF TRUST OBLIGATIONS, OR FROM THE SALE OF PORTIONS OF THE ASSETS OF THE TRUST OR FROM ANY OTHER SOURCE AS THE TRUSTEES IN THEIR DISCRETION SHALL DETERMINE. SUCH HOLDERS SHALL HAVE NO RIGHT TO ANY DIVIDEND OR DISTRIBUTION UNLESS AUTHORIZED BY THE TRUSTEES.

     6.18.4.  LIQUIDATION RIGHTS.

     UPON THE OCCURRENCE OF ANY LIQUIDATION EVENT, THE HOLDERS OF CLASS A SHARES (AND OF ANY SHARES OF BENEFICIAL INTEREST IN THE TRUST ENTITLED TO PARTICIPATE IN SUCH DISTRIBUTIONS RECEIVED BY THE HOLDERS OF THE CLASS A SHARES) WILL BE ENTITLED TO RECEIVE OUT OF THE ASSETS OF THE TRUST LEGALLY AVAILABLE FOR LIQUIDATING DISTRIBUTIONS TO HOLDERS OF SHARES OF BENEFICIAL INTERESTS IN THE TRUST, AFTER THE PAYMENT IN FULL OF ANY LIQUIDATION PREFERENCE OF ANY OUTSTANDING SHARES OF BENEFICIAL INTEREST IN THE TRUST (OTHER THAN JUNIOR SHARES), INCLUDING THE CLASS A EPS (TO THE EXTENT OF THE CLASS A LIQUIDATION PREFERENCE (AS DEFINED IN SECTION 6.15.2)) AND THE CLASS B EPS (TO THE EXTENT OF THE CLASS B LIQUIDATION PREFERENCE (AS DEFINED IN SECTION 6.16.2)), (i) THE CLASS A LIQUIDATING DISTRIBUTION AND (ii) A LIQUIDATING DISTRIBUTION IN AN AMOUNT EQUAL TO 90% OF SUCH ASSETS REMAINING AFTER THE PAYMENT IN FULL OF THE CLASS A LIQUIDATING DISTRIBUTION, WITH THE REMAINING 10% OF SUCH ASSETS TO BE DISTRIBUTED CONCURRENTLY TO THE HOLDERS OF THE CLASS B SHARES (AND OF ANY SHARES OF BENEFICIAL INTEREST IN THE TRUST ENTITLED TO PARTICIPATE IN SUCH DISTRIBUTIONS RECEIVED BY THE HOLDERS OF CLASS B SHARES, INCLUDING THE CLASS A EPS (TO THE EXTENT OF THE CLASS A LIQUIDATION PARTICIPATION RIGHT (AS DEFINED IN
SECTION 6.15.2)) AND THE CLASS B EPS (TO THE EXTENT OF THE CLASS B LIQUIDATION PARTICIPATION RIGHT (AS DEFINED IN SECTION 6.16.2))).

     6.18.5.  REACQUIRED SHARES.

     ALL CLASS A SHARES THAT SHALL HAVE BEEN ISSUED AND REACQUIRED IN ANY MANNER BY THE TRUST SHALL BE RESTORED TO THE STATUS OF AUTHORIZED BUT UNISSUED SHARES OF BENEFICIAL INTEREST IN THE TRUST WITHOUT DESIGNATION AS TO CLASS.

     6.18.6.  VOTING.

     (a) GENERAL VOTING RIGHTS. SUBJECT TO SECTION 6.18.6(b), THE HOLDERS OF CLASS A SHARES SHALL BE ENTITLED TO VOTE UPON ALL MATTERS, INCLUDING THE ELECTION OF TRUSTEES (OTHER THAN TRUSTEES WHO MAY BE ELECTED FROM TIME TO TIME BY HOLDERS OF ONE OR MORE OTHER CLASSES OR SERIES OF SHARES OF BENEFICIAL INTEREST IN THE TRUST), PROPERLY PRESENTED TO THE SHAREHOLDERS OF THE TRUST GENERALLY FOR A VOTE.

     (b) SPECIAL VOTING RIGHTS. SO LONG AS ANY CLASS A SHARES ARE OUTSTANDING, IN ADDITION TO ANY OTHER VOTE OR CONSENT OF HOLDERS OF SUCH SHARES REQUIRED BY THE DECLARATION, THE AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE VOTES ENTITLED TO BE CAST BY THE HOLDERS OF ALL OUTSTANDING CLASS A SHARES, GIVEN IN PERSON OR BY PROXY, EITHER IN WRITING WITHOUT A MEETING OR BY VOTE AT ANY MEETING CALLED FOR THAT PURPOSE, SHALL BE NECESSARY FOR EFFECTING OR VALIDATING ANY AMENDMENT, ALTERATION OR REPEAL OF ANY OF THE PROVISIONS OF THE DECLARATION THAT MATERIALLY AND ADVERSELY AFFECTS THE RIGHTS OF THE HOLDERS OF THE CLASS A SHARES.

     (c) VOTES PER SHARE. FOR THE PURPOSES OF THIS SECTION 6.18.6, EACH CLASS A SHARE WILL HAVE ONE VOTE PER SHARE.

     6.18.7.  RECORD HOLDERS.

     THE TRUST AND THE TRANSFER AGENT MAY DEEM AND TREAT THE RECORD HOLDER OF ANY CLASS A SHARES AS THE TRUE AND LAWFUL OWNER THEREOF FOR ALL PURPOSES, AND NEITHER THE TRUST NOR THE TRANSFER AGENT SHALL BE AFFECTED BY ANY NOTICE TO THE CONTRARY.

     6.18.8.  RESTRICTIONS ON OWNERSHIP AND TRANSFER.

     THE CLASS A SHARES CONSTITUTE SHARES OF BENEFICIAL INTEREST IN THE TRUST THAT ARE GOVERNED BY AND ISSUED SUBJECT TO ALL THE LIMITATIONS, TERMS AND CONDITIONS OF THE DECLARATION APPLICABLE TO SHARES OF BENEFICIAL INTEREST IN THE TRUST GENERALLY, INCLUDING, WITHOUT LIMITATION, THE TERMS AND CONDITIONS (INCLUDING EXCEPTIONS AND EXEMPTIONS) OF ARTICLE VI OF THE DECLARATION APPLICABLE TO SHARES OF BENEFICIAL INTEREST IN THE TRUST. THE FOREGOING SENTENCE SHALL NOT BE CONSTRUED TO LIMIT THE APPLICABILITY TO THE CLASS A SHARES OF ANY OTHER TERM OR PROVISION OF THE DECLARATION. NO RESTRICTIONS ON THE TRANSFERABILITY OF SHARES OF CLASS A SHARES SHALL BE ENFORCED BY THE TRUST TO THE EXTENT THAT SUCH RESTRICTIONS WOULD OTHERWISE CAUSE THE TRUST TO FAIL TO MEET THE REQUIREMENTS OF SECTION 856(a)(2) OF THE CODE.

     6.19  CLASS B SHARES.

     6.19.1.  NUMBER OF SHARES AND DESIGNATION.

     THE CLASS OF SHARES OF BENEFICIAL INTEREST IN THE TRUST AUTHORIZED BY THIS
SECTION 6.19 SHALL BE DESIGNATED AS "CLASS B SHARES", PAR VALUE $.01 PER SHARE (THE "CLASS B SHARES"), AND ONE BILLION (1,000,000,000) SHALL BE THE NUMBER OF CLASS B SHARES CONSTITUTING SUCH CLASS. FOR PURPOSES OF ARTICLE VI, SECTIONS
6.15 AND 6.16, THE CLASS B SHARES SHALL BE DEEMED TO BE THE SHARES OF BENEFICIAL INTEREST IN THE TRUST INTO WHICH THE TRUST SHARES ARE CHANGED IN THE MERGER OF ST ACQUISITION TRUST INTO THE TRUST PURSUANT TO THE ARTICLES OF MERGER ACCEPTED FOR RECORD BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND ON
            , 1999.

     6.19.2.  DEFINITIONS.

     FOR PURPOSES OF THIS SECTION 6.19, THE FOLLOWING TERMS HAVE THE MEANINGS
INDICATED:

          "AFFILIATE" SHALL MEAN WITH RESPECT TO ANY PERSON, ANY OTHER PERSON WHICH DIRECTLY OR INDIRECTLY CONTROLS, IS CONTROLLED BY OR IS UNDER COMMON CONTROL WITH SUCH PERSON.

          "BOARD OF TRUSTEES" SHALL MEAN THE BOARD OF TRUSTEES OF THE TRUST OR ANY COMMITTEE AUTHORIZED BY THE BOARD OF TRUSTEES FROM TIME TO TIME TO EXERCISE ANY OF ITS POWERS OR PERFORM ANY OF ITS RESPONSIBILITIES WITH RESPECT TO THE CLASS B SHARES.

          "BUSINESS DAY" SHALL MEAN ANY DAY OTHER THAN A SATURDAY, SUNDAY OR A DAY ON WHICH STATE OR FEDERALLY CHARTERED BANKING INSTITUTIONS IN NEW YORK, NEW YORK ARE NOT REQUIRED TO BE OPEN.

          "CASH EQUIVALENT" OF UNITS OR ANY OTHER SHARES OF BENEFICIAL INTEREST OR OTHER SECURITIES OF THE TRUST OR ANY OTHER ISSUER AS OF ANY DATE SHALL MEAN AN AMOUNT OF CASH EQUAL TO (i) THE AVERAGE OF THE DAILY CURRENT MARKET PRICES PER UNIT OR OTHER SHARES OR SECURITIES DURING THE FIVE (5) CONSECUTIVE TRADING DAYS IMMEDIATELY PRECEDING SUCH DATE OR (ii) IF THE UNITS OR SUCH OTHER SHARES OR SECURITIES ARE NOT PUBLICLY TRADED ON SUCH DATE, THE FAIR MARKET VALUE OF UNITS OR OTHER SHARES OR SECURITIES AS OF SUCH DATE AS DETERMINED BY THE BOARD OF TRUSTEES IN GOOD FAITH.

          "CLASS A DIVIDEND" SHALL MEAN ANY DIVIDEND OR DISTRIBUTION PAID OR MADE BY THE TRUST PRO RATA ON OR WITH RESPECT TO THE OUTSTANDING CLASS A SHARES OTHER THAN A DISTRIBUTION OF ASSETS OF THE TRUST UPON THE OCCURRENCE OF A LIQUIDATION EVENT; PROVIDED THAT A DISTRIBUTION TO THE HOLDERS OF SHARES OF BENEFICIAL INTEREST IN THE TRUST OF RIGHTS TO SUBSCRIBE FOR OR PURCHASE ADDITIONAL EQUITY SECURITIES UNDER A SHAREHOLDERS' PROTECTIVE RIGHTS PLAN OR AGREEMENT OR ANY SIMILAR PLAN OR AGREEMENT SHALL BE DEEMED NOT TO CONSTITUTE A CLASS A DIVIDEND.

          "CLASS A EPS" SHALL MEAN THE CLASS A EXCHANGEABLE PREFERRED SHARES OF THE TRUST.

          "CLASS A LIQUIDATING DISTRIBUTION" SHALL MEAN, AFTER THE OCCURRENCE OF A LIQUIDATION EVENT, THE PAYMENT TO THE HOLDERS OF THE CLASS A SHARES (AND OF ANY SHARES OF BENEFICIAL INTEREST IN THE TRUST ENTITLED TO PARTICIPATE IN SUCH DISTRIBUTIONS RECEIVED BY THE HOLDERS OF CLASS A SHARES) OF A LIQUIDATING DISTRIBUTION, OUT OF THE ASSETS OF THE TRUST LEGALLY AVAILABLE FOR LIQUIDATING DISTRIBUTIONS TO HOLDERS OF SHARES OF BENEFICIAL INTERESTS IN THE TRUST, IN THE AMOUNT OF THE AGGREGATE BOOK VALUE OF THE TOTAL EQUITY OF THE TRUST ON DECEMBER 31, 1998 LESS THE AMOUNT OF SUCH BOOK VALUE REPRESENTED BY THE CLASS A EPS AND THE CLASS B EPS AS CONCLUSIVELY DETERMINED BY THE TRUST'S AUDITED BALANCE SHEET AS OF DECEMBER 31, 1998 INCLUDED IN THE TRUST'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998.

          "CLASS A SHARES" SHALL MEAN THE CLASS A SHARES OF BENEFICIAL INTEREST IN THE TRUST, PAR VALUE $.01 PER SHARE, OR ANY SHARES OF BENEFICIAL INTEREST IN THE TRUST INTO WHICH SUCH COMMON SHARES MAY BE CHANGED.

          "CLASS B EPS" SHALL MEAN THE CLASS B EXCHANGEABLE PREFERRED SHARES OF THE TRUST.

          "CLASS B SHARES" SHALL HAVE THE MEANING SET FORTH IN SECTION 6.19.1.

          "CODE" SHALL MEAN THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY SUCCESSOR THERETO.

          "COMMON SHARES AND EQUIVALENTS" SHALL MEAN THE CLASS A SHARES, THE CLASS B SHARES, THE CLASS A UNDERLYING TRUST SHARES (AS DEFINED IN SECTION 6.15.2), WHICH SHARES SHALL BE DEEMED OUTSTANDING TO THE EXTENT THE CORRESPONDING CLASS A EPS IS OUTSTANDING, THE CLASS B UNDERLYING TRUST SHARES (AS DEFINED IN SECTION 6.16.2), WHICH SHARES SHALL BE DEEMED OUTSTANDING TO THE EXTENT THE CORRESPONDING CLASS B EPS IS OUTSTANDING, AND ANY OTHER SHARES OF BENEFICIAL INTEREST IN THE TRUST THAT DO NOT ENTITLE THE HOLDERS THEREOF TO A LIQUIDATION PREFERENCE WITH RESPECT TO THE CLASS A SHARES AND THE CLASS B SHARES, BUT SHALL NOT INCLUDE THE CLASS A EPS OR THE CLASS B EPS.

          "CORPORATION" SHALL MEAN STARWOOD HOTELS & RESORTS WORLDWIDE, INC., A MARYLAND CORPORATION, AND ANY SUCCESSOR THERETO.

          "CORPORATION SHARES" SHALL MEAN THE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF THE CORPORATION OR ANY STOCK OF THE CORPORATION INTO WHICH SUCH COMMON STOCK MAY HEREAFTER BE CHANGED.

          "CURRENT MARKET PRICE" OF PUBLICLY TRADED UNITS OR ANY OTHER SHARES OF BENEFICIAL INTEREST OR OTHER SECURITIES OF THE TRUST OR ANY OTHER ISSUER AS OF ANY TRADING DAY SHALL MEAN THE LAST REPORTED SALES PRICE, REGULAR WAY, ON SUCH DAY, OR, IF NO SALE TAKES PLACE ON SUCH DAY, THE AVERAGE OF THE REPORTED CLOSING BID AND ASKED PRICES ON SUCH DAY, REGULAR WAY, IN EITHER CASE AS REPORTED ON THE NYSE OR, IF SUCH SHARES OR OTHER SECURITIES ARE NOT LISTED OR ADMITTED FOR TRADING ON THE NYSE, ON THE PRINCIPAL NATIONAL SECURITIES EXCHANGE ON WHICH SUCH SHARES OR OTHER SECURITIES ARE LISTED OR ADMITTED FOR TRADING OR, IF NOT LISTED OR ADMITTED FOR TRADING ON ANY NATIONAL SECURITIES EXCHANGE, ON THE NASDAQ NATIONAL MARKET OR, IF SUCH SHARES OR OTHER SECURITIES ARE NOT QUOTED ON SUCH NASDAQ NATIONAL MARKET, THE AVERAGE OF THE CLOSING BID AND ASKED PRICES ON SUCH DAY IN THE OVER-THE-COUNTER MARKET AS REPORTED BY NASDAQ OR, IF BID AND ASKED PRICES FOR SUCH SHARES OR OTHER SECURITIES ON SUCH DAY SHALL NOT HAVE BEEN REPORTED THROUGH NASDAQ, THE AVERAGE OF THE BID AND ASKED PRICES ON SUCH DAY AS FURNISHED BY ANY NYSE MEMBER FIRM REGULARLY MAKING A MARKET IN SUCH SHARES OR OTHER SECURITIES SELECTED FOR SUCH PURPOSE BY THE CHIEF EXECUTIVE OFFICER OR CHIEF FINANCIAL OFFICER OF THE TRUST OR THE BOARD OF TRUSTEES.

          "DECLARATION" SHALL MEAN THE AMENDED AND RESTATED DECLARATION OF TRUST OF THE TRUST, AS AMENDED FROM TIME TO TIME.

          "DIVIDEND AMOUNT" SHALL MEAN AN AMOUNT EQUAL TO $0.60 PER CLASS B SHARE PER ANNUM; PROVIDED THAT SUCH AMOUNT SHALL INCREASE BY 15% PER ANNUM COMMENCING JANUARY 1, 2000 (ROUNDED TO THE NEAREST $.01); PROVIDED FURTHER THAT IF THE DIVIDEND AMOUNT FOR ANY CALENDAR YEAR WOULD (WITHOUT GIVING EFFECT TO THIS PROVISO) EXCEED 25% (BUT BE LESS THAN OR EQUAL TO 35%) OF FFO PER SHARE FOR THE PRIOR CALENDAR YEAR, THEN THE DIVIDEND AMOUNT SHALL INCREASE BY 5% FOR SUCH YEAR (SO ROUNDED); PROVIDED FURTHER THAT IF THE DIVIDEND AMOUNT FOR SUCH CALENDAR YEAR WOULD (WITHOUT GIVING EFFECT TO THE PRECEDING PROVISO) EXCEED 35% OF FFO PER SHARE FOR SUCH PRIOR CALENDAR YEAR, THEN THE DIVIDEND AMOUNT FOR SUCH CALENDAR YEAR SHALL EQUAL THE DIVIDEND AMOUNT FOR SUCH PRIOR CALENDAR YEAR; AND PROVIDED FURTHER THAT IN NO CALENDAR YEAR SHALL THE DIVIDEND AMOUNT EXCEED AN AMOUNT EQUAL TO 49% OF THE TAXABLE INCOME PER SHARE FOR THE PRIOR CALENDAR YEAR (SO ROUNDED).

          "EXCHANGE AMOUNT" SHALL HAVE THE MEANING SET FORTH IN PARAGRAPH (a)(i) OF SECTION 6.19.5.

          "EXCHANGE DATE" SHALL HAVE THE MEANING SET FORTH IN PARAGRAPH (a)(ii) OF SECTION 6.19.5.

          "EXCHANGE NOTICE" SHALL HAVE THE MEANING SET FORTH IN PARAGRAPH
     (a)(iii) OF SECTION 6.19.5.

          "EXCHANGE ISSUANCE DATE" SHALL HAVE THE MEANING SET FORTH IN PARAGRAPH
     (a)(iv) OF SECTION 6.19.5.

          "FFO PER SHARE" FOR ANY CALENDAR YEAR SHALL MEAN "FUNDS FROM OPERATIONS" OF THE TRUST FOR SUCH YEAR, AS SUCH AMOUNT IS CALCULATED AND PUBLICLY DISCLOSED BY THE TRUST FROM TIME TO TIME,

     DIVIDED BY THE AVERAGE NUMBER OF COMMON SHARES AND EQUIVALENTS OUTSTANDING DURING SUCH CALENDAR YEAR.

          "INTERCOMPANY AGREEMENT" SHALL MEAN THE AMENDED AND RESTATED
     INTERCOMPANY AGREEMENT DATED AS OF             , 1999, BETWEEN THE TRUST
     AND THE CORPORATION, AS AMENDED FROM TIME TO TIME.

          "ISSUE DATE" SHALL MEAN THE FIRST DATE ON WHICH ANY CLASS B SHARES ARE ISSUED BY THE TRUST.

          "JUNIOR SHARES" SHALL MEAN THE CLASS A SHARES, THE CLASS B SHARES AND ANY OTHER SHARES OF BENEFICIAL INTEREST IN THE TRUST THAT DO NOT ENTITLE THE HOLDERS THEREOF TO A LIQUIDATION PREFERENCE WITH RESPECT TO THE CLASS A SHARES AND THE CLASS B SHARES, BUT SHALL NOT INCLUDE THE CLASS A EPS OR THE CLASS B EPS.

          "LIQUIDATION EVENT" SHALL MEAN ANY LIQUIDATION, DISSOLUTION OR WINDING UP OF THE AFFAIRS OF THE TRUST, WHETHER VOLUNTARY OR INVOLUNTARY. FOR THE PURPOSES HEREOF, (i) A CONSOLIDATION OR MERGER OF THE TRUST WITH ONE OR MORE ENTITIES, (ii) A STATUTORY SHARE EXCHANGE AND (iii) A SALE OR TRANSFER OF ALL OR SUBSTANTIALLY ALL THE TRUST'S ASSETS SHALL BE DEEMED NOT TO BE A LIQUIDATION EVENT.

          "NYSE" SHALL MEAN THE NEW YORK STOCK EXCHANGE.

          "PERSON" SHALL MEAN ANY INDIVIDUAL, FIRM, TRUST, PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY OR OTHER ENTITY, AND SHALL INCLUDE ANY SUCCESSOR (BY MERGER OR OTHERWISE) OF SUCH ENTITY.

          "SECURITIES ACT" SHALL MEAN THE SECURITIES ACT OF 1933, AS AMENDED.

          "SET APART FOR PAYMENT" SHALL BE DEEMED TO INCLUDE, WITHOUT ANY ACTION OTHER THAN THE FOLLOWING, THE RECORDING BY THE TRUST IN ITS ACCOUNTING LEDGERS OF ANY ACCOUNTING OR BOOKKEEPING ENTRY WHICH INDICATES, PURSUANT TO A DECLARATION OF DIVIDENDS OR OTHER DISTRIBUTION BY THE BOARD OF TRUSTEES, THE ALLOCATION OF FUNDS TO BE SO PAID ON ANY SERIES OR CLASS OF SHARES OF BENEFICIAL INTEREST OF THE TRUST.

          "TAXABLE INCOME PER SHARE" FOR ANY CALENDAR YEAR SHALL MEAN THE TAXABLE INCOME OF THE TRUST UNDER THE CODE AS REPORTED BY THE TRUST TO THE INTERNAL REVENUE SERVICE FOR SUCH CALENDAR YEAR, DIVIDED BY THE AVERAGE NUMBER OF COMMON SHARES AND EQUIVALENTS OUTSTANDING DURING SUCH CALENDAR YEAR.

          "TRADING DAY" WITH RESPECT TO PUBLICLY TRADED UNITS OR ANY OTHER SHARES OF BENEFICIAL INTEREST OR OTHER SECURITIES OF THE TRUST OR ANY OTHER ISSUER SHALL MEAN ANY DAY ON WHICH THE SHARES OR OTHER SECURITIES IN QUESTION ARE TRADED ON THE NYSE, OR IF SUCH SHARES OR OTHER SECURITIES ARE NOT LISTED OR ADMITTED FOR TRADING ON THE NYSE, ON THE PRINCIPAL NATIONAL SECURITIES EXCHANGE ON WHICH SUCH SHARES OR OTHER SECURITIES ARE LISTED OR ADMITTED, OR IF NOT LISTED OR ADMITTED FOR TRADING ON ANY NATIONAL SECURITIES EXCHANGE, ON THE NASDAQ NATIONAL MARKET, OR IF SUCH SHARES OR OTHER SECURITIES ARE NOT QUOTED ON SUCH NASDAQ NATIONAL MARKET, IN THE APPLICABLE SECURITIES MARKET IN WHICH SUCH SHARES OR OTHER SECURITIES ARE TRADED.

          "TRANSFER AGENT" SHALL MEAN CHASEMELLON SHAREHOLDER SERVICES, L.L.C. (OR ANY SUCCESSOR THEREOF), OR SUCH OTHER AGENT OR AGENTS OF THE TRUST AS MAY BE DESIGNATED BY THE BOARD OF TRUSTEES OR THEIR DESIGNEE AS THE TRANSFER AGENT FOR THE CLASS B SHARES.

          "TRUST" SHALL MEAN STARWOOD HOTELS & RESORTS, A MARYLAND REAL ESTATE INVESTMENT TRUST, AND ANY SUCCESSOR THERETO.

          "UNITS" SHALL MEAN UNITS CONSISTING OF ONE CLASS B SHARE AND ONE CORPORATION SHARE (SUBJECT TO ADJUSTMENT AS CONTEMPLATED BY THE INTERCOMPANY AGREEMENT) AND REPRESENTED BY A SINGLE SHARE CERTIFICATE, AS PROVIDED IN THE INTERCOMPANY AGREEMENT.

     6.19.3.  DIVIDENDS.

     (a) GENERAL. THE HOLDERS OF CLASS B SHARES ARE ENTITLED TO RECEIVE A NONCUMULATIVE DIVIDEND IN AN AMOUNT PER SHARE EQUAL TO THE DIVIDEND AMOUNT, WHEN, AS AND IF AUTHORIZED BY THE BOARD OF TRUSTEES OUT OF ASSETS OF THE TRUST LEGALLY AVAILABLE FOR THAT PURPOSE. EACH DIVIDEND WILL BE NONCUMULATIVE AND WILL BE PAYABLE TO HOLDERS OF RECORD OF CLASS B SHARES ON SUCH RECORD DATE AS SHALL BE FIXED BY THE BOARD OF TRUSTEES.

     (b) RESTRICTION ON CLASS A DIVIDENDS. SO LONG AS ANY CLASS B SHARES ARE OUTSTANDING, NO CLASS A DIVIDEND MAY BE DECLARED OR PAID OR SET APART FOR PAYMENT WITH RESPECT TO ANY FISCAL QUARTER UNLESS ALL ACCRUED DIVIDENDS ON THE CLASS B SHARES WITH RESPECT TO SUCH QUARTER HAVE BEEN OR ARE CONCURRENTLY DECLARED AND PAID; PROVIDED, HOWEVER, THAT THE RESTRICTION ON THE PAYMENT OF CLASS A DIVIDENDS SET FORTH IN THIS SECTION 6.19.3(b) SHALL NOT APPLY TO THE EXTENT (x) THAT THE TRUST IS RESTRICTED, UNDER THE TERMS OF ANY BONA FIDE LOAN OR CREDIT AGREEMENT OR INDENTURE RELATING TO A BORROWING BY THE TRUST OR THE CORPORATION OR ANY OF THEIR RESPECTIVE SUBSIDIARIES, FROM DECLARING OR PAYING, WITH RESPECT TO ANY FISCAL QUARTER, ANY DIVIDEND ON THE CLASS B SHARES BUT NOT A CLASS A DIVIDEND OR (y) NECESSARY, IN THE GOOD FAITH JUDGMENT OF THE BOARD OF TRUSTEES, TO PERMIT THE TRUST TO CONTINUE TO QUALIFY FOR TAXATION AS A "REAL ESTATE INVESTMENT TRUST" UNDER SECTION 856 OF THE CODE.

     6.19.4.  LIQUIDATION RIGHTS.

     UPON THE OCCURRENCE OF ANY LIQUIDATION EVENT, THE HOLDERS OF CLASS B SHARES (AND OF ANY SHARES OF BENEFICIAL INTEREST IN THE TRUST ENTITLED TO PARTICIPATE IN SUCH DISTRIBUTIONS RECEIVED BY THE HOLDERS OF THE CLASS B SHARES, INCLUDING THE CLASS A EPS (TO THE EXTENT OF THE CLASS A LIQUIDATION PARTICIPATION RIGHT (AS DEFINED IN SECTION 6.15.2)) AND THE CLASS B EPS (TO THE EXTENT OF THE CLASS B LIQUIDATION PARTICIPATION RIGHT (AS DEFINED IN SECTION 6.16.2))) WILL BE ENTITLED TO RECEIVE OUT OF THE ASSETS OF THE TRUST LEGALLY AVAILABLE FOR LIQUIDATING DISTRIBUTIONS TO HOLDERS OF SHARES OF BENEFICIAL INTERESTS IN THE TRUST, AFTER THE PAYMENT IN FULL OF ANY LIQUIDATION PREFERENCE OF ANY OUTSTANDING SHARES OF BENEFICIAL INTEREST IN THE TRUST (OTHER THAN JUNIOR SHARES), INCLUDING THE CLASS A EPS (TO THE EXTENT OF THE CLASS A LIQUIDATION PREFERENCE (AS DEFINED IN SECTION 6.15.2)) AND THE CLASS B EPS (TO THE EXTENT OF THE CLASS B LIQUIDATION PREFERENCE (AS DEFINED IN SECTION 6.16.2)) AND OF THE CLASS A LIQUIDATING DISTRIBUTION, A LIQUIDATING DISTRIBUTION IN AN AMOUNT EQUAL TO 10% OF SUCH ASSETS, WITH THE REMAINING 90% OF SUCH ASSETS TO BE DISTRIBUTED CONCURRENTLY TO THE HOLDERS OF THE CLASS A SHARES (AND OF ANY SHARES OF BENEFICIAL INTEREST IN THE TRUST ENTITLED TO PARTICIPATE IN SUCH DISTRIBUTIONS RECEIVED BY THE HOLDERS OF CLASS A SHARES).

     6.19.5.  CORPORATION EXCHANGE RIGHT.

     (a) CORPORATION EXCHANGE RIGHT.

     (i) THE CORPORATION SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY THE INTERCOMPANY AGREEMENT, TO EXCHANGE FOR ALL OR ANY PORTION OF THE CLASS B SHARES CASH, CORPORATION SHARES OR OTHER PROPERTY WITH A FAIR MARKET VALUE, IN THE GOOD FAITH JUDGMENT OF THE BOARD OF TRUSTEES, AT LEAST EQUAL TO THE FAIR MARKET VALUE OF THE CLASS B SHARES BEING EXCHANGED (THE "EXCHANGE AMOUNT").

     (ii) SUCH EXCHANGE SHALL BE DEEMED TO HAVE BEEN MADE AS OF THE CLOSE OF BUSINESS ON THE APPLICABLE DATE FIXED BY THE CORPORATION FOR SUCH EXCHANGE (THE "EXCHANGE DATE") AND AFTER SUCH EXCHANGE DATE, PROVIDED THAT THE EXCHANGE AMOUNT HAS BEEN DULY PAID OR SET APART FOR PAYMENT IN FULL, DIVIDENDS SHALL CEASE TO ACCRUE ON THE CLASS B SHARES CALLED FOR EXCHANGE, SUCH SHARES SHALL BE DEEMED NO LONGER TO BE OUTSTANDING AND ALL RIGHTS OF THE HOLDERS OF SUCH SHARES AS SHAREHOLDERS OF THE TRUST SHALL CEASE, EXCEPT THE RIGHT TO RECEIVE THE EXCHANGE AMOUNT, WITHOUT INTEREST THEREON, UPON SURRENDER OF THE CERTIFICATES EVIDENCING SUCH SHARES.

     (iii) NOTICE OF ANY EXCHANGE (AN "EXCHANGE NOTICE") SHALL BE GIVEN BY THE CORPORATION TO THE TRUST NOT LESS THAN TEN (10) NOR MORE THAN SIXTY (60) DAYS PRIOR TO THE EXCHANGE DATE. EACH EXCHANGE NOTICE SHALL CONCURRENTLY BE GIVEN BY THE CORPORATION BY FIRST CLASS MAIL TO EACH HOLDER OF SHARES TO BE EXCHANGED AT SUCH HOLDER'S ADDRESS AS SHOWN ON THE SHAREBOOKS OF THE TRUST AND SHALL SPECIFY
(A) THE

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

EXCHANGE DATE, (B) THE NUMBER OF CLASS B SHARES TO BE EXCHANGED IN THE AGGREGATE AND FROM SUCH HOLDER, (C) THE EXCHANGE AMOUNT, SPECIFYING WHETHER THE EXCHANGE AMOUNT WILL BE PAID IN CASH, CORPORATION SHARES OR OTHER PROPERTY (AND IDENTIFYING SUCH OTHER PROPERTY, IF OTHER PROPERTY IS TO BE EXCHANGED), (D) THE PLACE OR PLACES WHERE CERTIFICATES FOR THE CLASS B SHARES TO BE EXCHANGED ARE TO BE SURRENDERED FOR PAYMENT OF THE EXCHANGE AMOUNT AND (E) THAT DIVIDENDS WILL CEASE TO ACCRUE ON THE CLASS B SHARES TO BE EXCHANGED ON THE EXCHANGE DATE. IF LESS THAN ALL OUTSTANDING CLASS B SHARES ARE TO BE EXCHANGED, THE SHARES TO BE EXCHANGED SHALL BE SELECTED PRO RATA, BY LOT OR IN SUCH OTHER MANNER AS THE TRUST DEEMS APPROPRIATE.

     (iv) UPON RECEIPT OF AN EXCHANGE NOTICE, EACH HOLDER OF CLASS B SHARES BEING EXCHANGED SHALL SURRENDER TO THE TRANSFER AGENT A CERTIFICATE OR CERTIFICATES EVIDENCING SUCH SHARES. AS SOON AS PRACTICABLE, AND IN ANY EVENT WITHIN FIVE (5) BUSINESS DAYS, AFTER SUCH SURRENDER, THE TRUST SHALL CAUSE THE CORPORATION TO PAY THE APPLICABLE EXCHANGE AMOUNT TO SUCH HOLDER AND, IF LESS THAN THE FULL NUMBER OF SHARES REPRESENTED BY THE CERTIFICATE OR CERTIFICATES SO SURRENDERED ARE TO BE EXCHANGED, THE TRUST SHALL PROMPTLY DELIVER TO SUCH HOLDER A CERTIFICATE OR CERTIFICATES EVIDENCING THE EXCESS CLASS B SHARES NOT BEING EXCHANGED. THE TRUST SHALL CAUSE THE CORPORATION TO DELIVER PROMPTLY TO SUCH HOLDER A CERTIFICATE OR CERTIFICATES EVIDENCING THE CORPORATION SHARES PREVIOUSLY EVIDENCED BY THE CERTIFICATE OR CERTIFICATES SURRENDERED. THE EXCHANGE AMOUNT, IF PAYABLE IN CASH, SHALL BE PAYABLE AT THE ELECTION OF THE CORPORATION BY CHECK OR BY WIRE TRANSFER TO AN ACCOUNT DESIGNATED IN WRITING BY THE HOLDER AT LEAST TWO (2) BUSINESS DAYS PRIOR TO THE APPLICABLE EXCHANGE DATE, IF ONE HAS BEEN SO DESIGNATED; IF THE EXCHANGE AMOUNT IS NOT PAYABLE IN CASH, THEN THE EXCHANGE AMOUNT SHALL BE PAYABLE IN SUCH MANNER AS MAY BE DETERMINED BY THE CORPORATION AND SET FORTH IN THE EXCHANGE NOTICE.

     WITH RESPECT TO ANY CORPORATION SHARES OR OTHER SECURITIES TO BE ISSUED PURSUANT TO SUCH EXCHANGE, THE TRUST SHALL CAUSE THE CORPORATION OR THE ISSUER OF SUCH OTHER SECURITIES TO ISSUE AND DELIVER, AT THE OFFICE OF THE TRANSFER AGENT TO THE EXCHANGING HOLDER, A CERTIFICATE OR CERTIFICATES FOR THE NUMBER OF FULL CORPORATION SHARES OR OTHER SECURITIES DELIVERABLE IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 6.19.5, AND ANY FRACTIONAL INTEREST IN RESPECT OF A CORPORATION SHARE OR OTHER SECURITIES ARISING UPON SUCH EXCHANGE SHALL BE SETTLED AS PROVIDED IN PARAGRAPH (b) OF THIS SECTION 6.19.5 (THE DATE OF DELIVERY OF SUCH CERTIFICATE OR CERTIFICATES BEING SOMETIMES REFERRED TO HEREIN AS THE "EXCHANGE ISSUANCE DATE"). ANY SUCH CORPORATION SHARES OR OTHER SECURITIES ISSUED UPON SUCH EXCHANGE SHALL BE DEEMED TO HAVE BEEN ISSUED IMMEDIATELY PRIOR TO THE CLOSE OF BUSINESS ON THE EXCHANGE ISSUANCE DATE, AND THE PERSON OR PERSONS IN WHOSE NAME OR NAMES ANY CERTIFICATE OR CERTIFICATES FOR CORPORATION SHARES OR OTHER SECURITIES SHALL BE ISSUABLE PURSUANT TO SUCH EXCHANGE SHALL BE DEEMED TO HAVE BECOME THE HOLDER OR HOLDERS OF RECORD OF THE CORPORATION SHARES OR OTHER SECURITIES REPRESENTED THEREBY AT SUCH TIME ON SUCH DATE UNLESS THE SHARE TRANSFER RECORDS FOR THE CORPORATION SHARES OR OTHER SECURITIES SHALL BE CLOSED ON SUCH DATE, IN WHICH EVENT SUCH PERSON OR PERSONS SHALL BE DEEMED TO HAVE BECOME SUCH HOLDER OR HOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON THE NEXT SUCCEEDING DAY ON WHICH SUCH SHARE TRANSFER BOOKS ARE OPEN.

     (b) FRACTIONAL INTERESTS. UNLESS OTHERWISE DETERMINED BY THE TRUST AND SET FORTH IN THE EXCHANGE NOTICE, NO FRACTIONAL CORPORATION SHARES OR SCRIP EVIDENCING FRACTIONS THEREOF SHALL BE ISSUED UPON SUCH EXCHANGE. INSTEAD OF ANY FRACTIONAL INTEREST IN A CORPORATION SHARE THAT WOULD OTHERWISE BE DELIVERABLE UPON SUCH EXCHANGE, THE TRUST SHALL CAUSE THE CORPORATION TO PAY TO THE EXCHANGING HOLDER AN AMOUNT IN CASH EQUAL TO THE CORRESPONDING FRACTION OF THE CURRENT MARKET PRICE OF THE UNITS ON THE TRADING DAY IMMEDIATELY PRECEDING THE EXCHANGE ISSUANCE DATE. IF MORE THAN ONE CLASS B SHARE SHALL BE SURRENDERED FOR EXCHANGE AT ONE TIME BY THE SAME HOLDER, THE NUMBER OF FULL CORPORATION SHARES ISSUABLE UPON EXCHANGE SHALL BE COMPUTED ON THE BASIS OF THE AGGREGATE NUMBER OF CLASS B SHARES SO SURRENDERED.

     (c) MISCELLANEOUS PROVISIONS.

     (i) THE TRUST SHALL PAY OR CAUSE TO BE PAID ANY AND ALL DOCUMENTARY STAMP OR SIMILAR ISSUE OR TRANSFER TAXES PAYABLE IN RESPECT OF THE ISSUE OR DELIVERY OF THE EXCHANGE AMOUNT UPON ANY SUCH EXCHANGE; PROVIDED, HOWEVER, THAT THE TRUST SHALL NOT BE REQUIRED TO PAY OR CAUSE TO BE PAID ANY TAX THAT MAY BE PAYABLE IN RESPECT OF ANY TRANSFER INVOLVED IN THE ISSUE OR DELIVERY OF ANY EXCHANGE AMOUNT IN A

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

NAME OR TO ANY PERSON OTHER THAN THAT OF THE HOLDER OF THE CLASS B SHARES BEING EXCHANGED, AND NO SUCH ISSUE OR DELIVERY SHALL BE MADE UNLESS AND UNTIL THE PERSON REQUESTING SUCH ISSUE OR DELIVERY HAS PAID TO THE TRUST THE AMOUNT OF ANY SUCH TAX OR ESTABLISHED, TO THE REASONABLE SATISFACTION OF THE TRUST, THAT SUCH TAX HAS BEEN PAID.

     (ii) ANY DETERMINATION REQUIRED OR PERMITTED TO BE MADE BY THE BOARD OF TRUSTEES BY THIS SECTION 6.19.5 SHALL BE FINAL, CONCLUSIVE AND BINDING ON THE HOLDERS OF CLASS B SHARES.

     6.19.6.  REACQUIRED SHARES.

     ALL CLASS B SHARES THAT SHALL HAVE BEEN ISSUED AND REACQUIRED IN ANY MANNER BY THE TRUST SHALL BE RESTORED TO THE STATUS OF AUTHORIZED BUT UNISSUED SHARES OF BENEFICIAL INTEREST IN THE TRUST WITHOUT DESIGNATION AS TO CLASS.

     6.19.7.  VOTING.

     (a) NO GENERAL VOTING RIGHTS. SUBJECT TO SECTION 6.19.7(b), THE HOLDERS OF CLASS B SHARES SHALL NOT BE ENTITLED TO VOTE UPON ANY MATTER REGARDLESS OF WHETHER HOLDERS OF CLASS A SHARES HAVE THE RIGHT TO VOTE ON SUCH MATTER.

     (b) SPECIAL VOTING RIGHTS. SO LONG AS ANY CLASS B SHARES ARE OUTSTANDING, IN ADDITION TO ANY OTHER VOTE OR CONSENT OF HOLDERS OF SUCH SHARES REQUIRED BY THE DECLARATION, THE AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE VOTES ENTITLED TO BE CAST BY THE HOLDERS OF ALL OUTSTANDING CLASS B SHARES, GIVEN IN PERSON OR BY PROXY, EITHER IN WRITING WITHOUT A MEETING OR BY VOTE AT ANY MEETING CALLED FOR THAT PURPOSE, SHALL BE NECESSARY FOR EFFECTING OR VALIDATING ANY AMENDMENT, ALTERATION OR REPEAL OF ANY OF THE PROVISIONS OF THE DECLARATION THAT MATERIALLY AND ADVERSELY AFFECTS THE RIGHTS OF THE HOLDERS OF THE CLASS B SHARES DISPROPORTIONATELY TO THE EFFECT OF SUCH AMENDMENT, ALTERATION OR REPEAL ON THE HOLDERS OF CLASS A SHARES; PROVIDED, HOWEVER, THAT (i) ANY AMENDMENT OF THE PROVISIONS OF THE DECLARATION SO AS TO AUTHORIZE OR CREATE, OR TO INCREASE THE AUTHORIZED AMOUNT OF, ANY CLASS OR SERIES OF SHARES OF BENEFICIAL INTEREST IN THE TRUST, WHETHER RANKING PRIOR TO, ON A PARITY WITH OR JUNIOR TO THE CLASS B SHARES SHALL BE DEEMED NOT TO MATERIALLY AND ADVERSELY AFFECT THE RIGHTS OF THE HOLDERS OF CLASS B SHARES AND (ii) NO FILING WITH THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND OR OTHERWISE IN CONNECTION WITH A MERGER, CONSOLIDATION OR SALE OF ALL OR SUBSTANTIALLY ALL THE ASSETS OF THE TRUST SHALL BE DEEMED TO BE AN AMENDMENT, ALTERATION OR REPEAL OF ANY OF THE PROVISIONS OF THE DECLARATION UNLESS SUCH FILING EXPRESSLY PURPORTS TO AMEND, ALTER OR REPEAL THIS SECTION 6.19. FOR THE PURPOSES OF THIS PARAGRAPH (b), EACH CLASS B SHARE WILL HAVE ONE VOTE PER SHARE.

     6.19.8.  RECORD HOLDERS.

     THE TRUST AND THE TRANSFER AGENT MAY DEEM AND TREAT THE RECORD HOLDER OF ANY CLASS B SHARES AS THE TRUE AND LAWFUL OWNER THEREOF FOR ALL PURPOSES, AND NEITHER THE TRUST NOR THE TRANSFER AGENT SHALL BE AFFECTED BY ANY NOTICE TO THE CONTRARY.

     6.19.9.  RESTRICTIONS ON OWNERSHIP AND TRANSFER.

     THE CLASS B SHARES CONSTITUTE SHARES OF BENEFICIAL INTEREST IN THE TRUST THAT ARE GOVERNED BY AND ISSUED SUBJECT TO ALL THE LIMITATIONS, TERMS AND CONDITIONS OF THE DECLARATION APPLICABLE TO SHARES OF BENEFICIAL INTEREST IN THE TRUST GENERALLY, INCLUDING, WITHOUT LIMITATION, THE TERMS AND CONDITIONS (INCLUDING EXCEPTIONS AND EXEMPTIONS) OF ARTICLE VI OF THE DECLARATION APPLICABLE TO SHARES OF BENEFICIAL INTEREST IN THE TRUST. THE FOREGOING SENTENCE SHALL NOT BE CONSTRUED TO LIMIT THE APPLICABILITY TO THE CLASS B SHARES OF ANY OTHER TERM OR PROVISION OF THE DECLARATION. NO RESTRICTIONS ON THE TRANSFERABILITY OF SHARES OF CLASS B SHARES SHALL BE ENFORCED BY THE TRUST TO THE EXTENT THAT SUCH RESTRICTIONS WOULD OTHERWISE CAUSE THE TRUST TO FAIL TO MEET THE REQUIREMENTS OF SECTION 856(a)(2) OF THE CODE.

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                                  ARTICLE VII.

                      LIABILITY OF TRUSTEES, SHAREHOLDERS
                        AND OFFICERS, AND OTHER MATTERS

     7.1 Exculpation of Trustee and Officers. No Trustee, officer or agent of the Trust shall be liable or held to any personal liability whatsoever for an obligation or contract of the Trust. The provisions of section 2-405.1 of the Corporations and Associations Article of the Annotated Code of Maryland (as amended and interpreted from time to time, and any successor statute thereto), which sets forth the standard of care required of directors of corporations organized under the laws of the State of Maryland, and all other statutory or decisional law (as amended or interpreted from time to time) which sets forth the standard of care required of officers, employees and agents for corporations organized under the laws of the State of Maryland, shall be fully applicable to the Trust, and to the Trustees, officers, employees and agents of the Trust, as if the Trust were a corporation organized under the laws of the State of Maryland and its Trustees, officers, employees and agents were respectively, directors, officers, employees and agents of such corporation.

     Notwithstanding the foregoing, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted from time to time, no Trustee or officer of the Trust shall be liable to the Trust or its shareholders for money damages arising out of acts or omissions occurring on or after [the date of this provision is approved by the shareholders of the] JUNE 6, 1988; provided, however, that this provision shall not restrict or limit the liability of the Trust's Trustees or officers to the Trust or its shareholders (i) to the extent that it is proved that such Person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) to the extent that a judgment or final adjudication adverse to such Person is entered in a proceeding based on a finding in the proceeding that such Person's action, or failure to act, was the result of active and deliberate dishonesty which was material to the cause of action adjudicated in the proceeding. No amendment to this Section 7.1 or repeal of any of its provisions shall limit or eliminate the effect of this Section 7.1 with respect to any act or omission which occurs prior to such amendment or repeal.

     7.2 Limitation of Liability of Shareholders, Trustees and Officers. The Trustees and officers in incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust are, and shall be deemed to be, acting as Trustees or officers of the Trust and not in their own individual capacities. Except to the extent provided by applicable law, no Trustee, Shareholder, officer, employee or other agent shall be liable for any debt, claim, demand, judgment, decree, liability or obligation of any kind of, against or with respect to the Trust, arising out of any action taken or omitted for or on behalf of the Trust and the Trust shall be solely liable therefor and resort shall be had solely to the Trust Estate for the payment or performance thereof. Each Shareholder shall be entitled to pro rata indemnity from the Trust Estate if, contrary to the provisions hereof, such Shareholder shall be held to any personal liability.

     7.3 Express Exculpatory Clauses and Instruments. In all agreements, obligations, instruments, and actions in regard to the affairs of this Trust, this Trust and not the Shareholders, officers, or agents shall be the principal and entitled as such to enforce the same, collect damages, and take all other action. All such agreements, obligations, instruments, and actions shall be made, executed, incurred, or taken by or in the name and on behalf of this Trust or by the Trustees as Trustees hereunder, but not personally. All such agreements, obligations, and instruments shall acknowledge notice of this paragraph or shall refer to this Declaration and contain a statement to the effect that the name of this Trust refers to the Trustees as Trustees but not personally, and that no Trustee, Shareholder, officer, or agent shall be held to any personal liability thereunder; and neither the Trustees nor any officer or agent shall have any power or authority to make, execute, incur, or take any agreement, obligation, instrument or action unless the requirements of this paragraph are met; however, the omission of such provision from any such instrument shall not render the Shareholders or any Trustee or officer liable nor shall the Trustees or any officer of the Trust be liable to anyone for such omission.

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

     7.4 Indemnification of Trustees, Officers, Employees and Other Agents. The provisions of Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland (as amended and interpreted from time to time, and any successor statute thereto), which empowers a corporation organized under the laws of the State of Maryland to indemnify its directors, officers, employees and other agents against certain liabilities and obligations, and for the right of directors, officers, employees and other agents of such corporation to be so indemnified (as amended, interpreted and superseded, "Section 2-418"), shall be fully applicable to the Trust and to the Trustees, officers, employees and other agents of the Trust as if the Trust were a corporation organized under the laws of the State of Maryland and its Trustees, officers, employees and other agents were, respectively, directors, officers, employees and agents of such corporation. In each and every situation where the Trust may do so under said
Section 2-418 or other applicable law, the Trust hereby obligates itself to so indemnify its Trustees, officers, employees and other agents, and in each case where the Trust must make certain investigations on a case-by-case basis prior to indemnification, the Trust hereby obligates itself to pursue such investigations diligently, it being the specific intention of this Section 7.4 to obligate the Trust to indemnify each Person whom the Trust may indemnify to the fullest extent permitted by Section 2-418 or by other applicable law at any time and from time to time. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled, nor shall anything contained herein restrict the right of the Trust to indemnify or reimburse such Person in any proper case even though not specifically provided for herein, nor shall anything contained herein restrict such right of a Trustee to contribution as may be available under applicable law. In addition, and without limiting the generality of the foregoing, the Trust shall have the power to purchase and maintain insurance on behalf of any Person entitled to indemnify hereunder against any liability asserted against him and incurred by him in a capacity mentioned above, or arising out of his status as such, whether or not the Trust would have the power to indemnify him against such liability under the provisions hereof.

     7.5 Right of Trustees and Officers to Own Shares or Other Property and to Engage in Other Business. Any Trustee or officer may acquire, own, hold and dispose of Shares in the Trust, for his individual account, and may exercise all rights of a Shareholder to the same extent and in the same manner as if he were not a Trustee or officer. Any Trustee or officer may have personal business interests and may engage in personal business activities, which interest and activities may include the acquisition, syndication, holding, management, operation or disposition, for his own account or for the account of others, [or] OF interests in Mortgages, interests in Real Property, or interests in Persons engaged in the real estate business, including serving as a trustee or officer of any other Real Estate Investment Trust. Subject to the provisions of Article IV any Trustee or officer may be interested as A trustee, officer, director, stockholder, partner, member, advisor or employee OF, or otherwise have a direct or indirect interest in, any Person who may be engaged to render advice or services to the Trust, and may receive compensation from such Person as well as compensation as Trustee, officer, or otherwise hereunder. None of these activities shall be deemed to conflict with his duties and powers as Trustee or officer.

     7.6  Transactions Between the Trustees and the Trust.

     (a) If subsection (b) of this Section 7.6 is complied with, a contract or other transaction between the Trust and any corporation, firm or other entity in which any of the Trustees is a director or has a material financial interest is not void or voidable solely because OF any one or more of the following: (i) the common directorship or interest; (ii) the presence of the Trustee at the meeting of the Board of Trustees or a committee of the Board of Trustees which authorizes, approves or ratifies the contract or transaction; or (iii) the counting of the vote of the Trustee for the authorization, approval or ratification of the contract or transaction.

     (b) Subsection (a) of this Section 7.6 applies if:

          (i) The fact of the common directorship or interest is disclosed or known to (a) the Board of Trustees or the committee, and the Board of Trustees or committee authorizes, approves or ratifies the contract or transaction by the affirmative vote of a majority of disinterested Trustees, even if the disinterested Trustees constitute less than a quorum; or (b) the shareholders entitled to vote, and the

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

contract or transaction is authorized, approved or ratified by a majority of the votes cast by the shareholders entitled to vote other than the votes of shares owned of record or beneficially by the interested Trustee or corporation, firm or other entity; or

          (ii) The contract or transaction is fair and reasonable to the Trust.

     (c) Common or interested Trustees, or the Shares [of Beneficial Interest] owned by them or by an interested corporation, firm or other entity, may be counted in determining the presence of a quorum at a meeting of the Board of Trustees or a committee of the Board of Trustees or at a meeting of the shareholders, as the case may be, at which the contract or transaction is authorized, approved or ratified.

     (d) If a contract or transaction is not authorized, approved or ratified in one of the ways provided for in subsection (b)(i) of this Section 7.6, the person asserting the validity of the contract or transactions bears the burden of proving that the contract or transaction was fair and reasonable to the Trust at the time it was authorized, approved or ratified. This subsection (d) does not apply to the fixing by the Board of Trustees of reasonable compensation for a Trustee, whether as a Trustee or in any other capacity.

     (e) Any procedures authorized by Section 7.4 of this Declaration shall be deemed to satisfy subsection (b)(i) of this Section 7.6. Any provision of this Declaration, the [Trustees' Regulations] BYLAWS or any contract, or any transaction, requiring or permitting indemnification of Trustees, including advances of expenses, is fair and reasonable to the Trust.

     (f) Any Trustee or officer, employee or agent of the Trust may acquire, own, hold and dispose of Securities of the Trust, for his individual account, and may exercise all rights of a holder of such Securities to the same extent and in the same manner as if he were not such a Trustee or officer, employee or agent. The Trustees shall use their REASONABLE best efforts to obtain through an Advisor or other Persons a continuing and suitable investment program, consistent with the investment policies and objectives of the Trust, and the Trustees shall be responsible for reviewing and approving or rejecting investment opportunities presented by the Advisor or such other Persons. So long as there is such Advisor or other Person, the Trustees shall have no responsibility for the origination of investment opportunities for the Trust. Any Trustee or officer, employee, or agent of the Trust may, in his personal capacity, or in a capacity of trustee, officer, director, stockholder, partner, member, advisor or employee of any Person, have business interests and engage in business activities in addition to those relating to the Trust, which interests and activities may include the acquisition, syndication, holding, management, operation or disposition, for his own account or for the account of such Person, of interests in Mortgages, interests in Real Property, or interests in Persons engaged in the real estate business, and each Trustee, officer, employee and agent of the Trust shall be free of any obligation to present to the Trust any investment opportunity which comes to him in any capacity other than solely as Trustee, officer, employee or agent of the Trust, even if such opportunity is of a character which, if presented to the Trust, could be taken by the Trust; provided, however, that the provisions of this sentence shall not extend to any of such Trustees or agents of the Trust who are affiliates of the Advisor, or to any officer or employee of the Trust or (at a time when there is no such Advisor or other Person providing an investment program for the Trust as aforesaid) to any Trustee of the Trust, in each case who is not acting as a trustee, officer, director, stockholder, partner, member, advisor or employee of any Person but is acting for his own personal account. Subject to the provisions of this Section 7.6, any Trustee or officer, employee or agent of the Trust may be interested as trustee, officer, director, stockholder, partner, member, advisor or employee of, or otherwise have a direct or indirect interest in, any Person who may be engaged to render advice or services to the Trust, and may receive compensation from such Person as well as compensation as Trustee, officer, employee or agent of the Trust or otherwise hereunder. None of the activities in this paragraph shall be deemed to conflict with his duties and powers as Trustee, officer, employee or agent of the Trust.

     (g) Nothing contained in this Declaration shall prohibit or in any way limit any person described in Section 3.2(n) of this Declaration from contracting with others for the performing of services similar or identical to those undertaken by such Person pursuant to this Declaration or from conducting the usual and normal business operations of such Person. The Trustees are not restricted by this Section 7.6 from forming a corporation, partnership, trust or other business association owned by the Trustees or by their
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

nominees for the purpose of holding title to property of the Trust or managing property of the Trust providing the Trustees' motive for the formation of such business association is not their own enrichment.

     7.7 Restriction of Duties and Liabilities. To the extent that the nature of this Trust (that is, a Maryland real estate investment trust) will permit, the duties and liabilities of Shareholders, Trustees and officers shall in no event be greater than the duties and liabilities of shareholders, directors and officers of a Maryland corporation. The Shareholders, Trustees and officers shall in no event have any greater duties or liabilities than those imposed by applicable law as shall be in effect from time to time.

     7.8 Persons Dealing with Trustees or Officers. Any act of the Trustees or officers purporting to be done in their capacity as such, shall, as to any persons dealing with such Trustees or officers, be conclusively deemed to be within the purposes of this Trust and within the power of the Trustees and officers. No Person dealing with the Trustees or any of them, or with the authorized officers, agents or representatives of the Trust, shall be bound to see to the application, of any funds or property passing into their hands of control. The receipt of the Trustees, or any of them, or of authorized officers, agents, or representatives of the Trust, for moneys or other consideration, shall be binding upon the Trust.

     7.9 Reliance. The Trustees and officers may consult with counsel and the advice or opinion of such counsel shall be full and complete personal protection to all of the Trustees and officers in respect to any action taken or suffered by them in good faith and in reliance on and in accordance with such advice or opinion. In discharging their duties, Trustees and officers, when acting in good faith, may rely upon financial statements of the Trust represented to them to be correct by the President or the officer of the Trust having charge of its books of account, or stated in a written report by an independent certified public accountant fairly to present the financial position of the Trust. The Trustees may rely, and shall be personally protected in acting, upon any instrument or other document believed by them to be genuine.

     7.10 Income Tax Status. Anything to the contrary herein notwithstanding and without limitation of any rights of indemnification or non-liability of the Trustees herein, said Trustees by this Declaration make no commitment or representation that the Trust will qualify for the dividends paid deduction permitted by the Internal Revenue Code, by THE TAX-GENERAL Article [81], Section [313A] 10-304 (OR ANY SUCCESSOR PROVISION) of the Annotated Code of Maryland, or by any Rules and Regulations [thereunder] HEREUNDER pertaining to Real Estate Investment Trusts, in any given year. The failure of the Trust to qualify as a Real Estate Investment Trust under the Internal Revenue Code or under [the] Maryland [Code] LAW shall not render the Trustees liable to the Shareholders or to any other person or in any manner operate to annul the Trust.

                                 ARTICLE VIII.

                      DURATION, AMENDMENT, TERMINATION AND
                             QUALIFICATION OF TRUST

     8.1 Duration of Trust. The Trust shall continue without limitation of time, unless terminated as provided in Section 8.2.

     8.2  Termination of Trust.

     (a) The Trust may be terminated by the affirmative vote of the holders of two-thirds (2/3) in interest of all outstanding Shares entitled to vote thereon, at any meeting of Shareholders. Upon termination of the Trust:

          (i) The Trust shall carry on no business except for the purpose of winding up its affairs.

          (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust Estate to one or more persons at public or private sale for consideration which may consist in whole or in part of

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

cash, securities or other property of any kind, discharge or pay its liabilities and do all other acts appropriate to liquidate its business; provided, that any sale, conveyance, assignment, exchange, transfer or other disposition of more than fifty percent (50%) of the Trust Estate shall require approval of the principal terms of the transaction and the nature and amount of the consideration by vote or consent of the holders of a majority of all the outstanding Shares entitled to vote thereon.

          (iii) After paying or adequately providing for the payment of all liabilities, and upon the receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Estate, in cash or in kind, or partly each, among the Shareholders, according to their respective rights.

     (b) After termination of the Trust and distribution to the shareholders as herein provided, the Trustees shall execute and lodge among the records of the Trust an instrument in writing, setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

     8.3  Amendment Procedure.

     (a) This Declaration may be amended by the vote or written consent of Shareholders holding a majority of the outstanding Shares entitled to vote thereon. The Trustees may also amend this Declaration without the vote or consent of Shareholders as provided in Section 9.6.

     (b) A certification, in recordable form, signed by a majority of the Trustees, setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid, or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

     (c) Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exception from personal liability of the Shareholders, Trustees, officers, and agents of this Trust.

     8.4  Qualification Under the REIT Provisions of the Internal Revenue
Code. It is intended that the Trust shall qualify as a "real estate investment trust" under the REIT Provisions of the Internal Revenue Code during such period as the Trustees shall deem it advisable so to qualify the Trust.

                                  ARTICLE IX.

                                 MISCELLANEOUS

     9.1 Applicable Law. This Declaration has been executed and acknowledged by the Trustees with reference to the statutes and laws of the State of Maryland and the rights of all parties and the construction and effect of every provision hereof shall be subject to and construed according to statutes and laws of said State.

     9.2 Index and Headings for Reference Only. The index and headings preceding the text, articles and sections hereof have been inserted for convenience and reference only and shall not be construed to affect the meaning, construction or effect of this Declaration.

     9.3 Successors in Interest. This Declaration and the [Trustees, Regulations] BYLAWS shall be binding upon and inure to the benefit of the undersigned Trustees and their successors, assigns, heirs, distributees and legal representatives, and every Shareholder and his successors, assigns, heirs, distributees and legal representatives.

     9.4 Inspection of Records. Trust records shall be available for inspection by Shareholders at the same time and in the same manner and to the extent that comparable records of a Maryland corporation would be available for inspection by corporate shareholders under the laws of the State of Maryland. Except as specifically provided for in this Declaration, Shareholders shall have no greater right than shareholders of a Maryland corporation to require financial or other information from the Trust, Trustees or officers. Any Federal or state securities administration, the STATE Department of Assessments and

Taxation of [the State of] Maryland, or other similar authority shall have the right, at reasonable times during business hours and for proper purposes, to inspect the books and records of the Trust.

     9.5 Counterparts. This instrument may be simultaneously executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one in the same instrument, which shall be sufficiently evidenced by any such original counterparts.

     9.6  Provisions of the Trust in Conflict with Law or Regulations.

     (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any one or more of such provisions (the "Conflicting Provisions") are in conflict with the REIT Provisions of the Internal Revenue Code, with other applicable federal laws and regulations, or with the REIT provisions of the Annotated Code of Maryland, the Conflicting Provisions shall be deemed never to have constituted a part of the Declaration; provided, however, that such determination by the Trustees shall not affect or impair any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted (including but not limited to the election of Trustees) prior to such determination. A certification in recordable form signed by a majority of the Trustees setting forth any such determination and reciting that it was duly adopted by the Trustees, or a copy of this Declaration, with the Conflicting Provisions removed pursuant to such determination, in recordable form, signed by a majority of the Trustees, shall be conclusive evidence of such determination when lodged in the records of the Trust. The Trustees shall not be liable for failure to make any determination under this Section 9.6(a). Nothing in this Section 9.6(a) shall in any way limit or affect the right of the Shareholders to amend this Declaration as provided in Section 8.3(a).

     (b) If any provisions of this Declaration shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other provision of this Declaration, and this Declaration shall be carried out as if any such invalid or unenforceable provision were not contained herein.

     9.7 Certifications. The following certifications shall be final and conclusive as to any persons dealing with the Trust:

     (a) A certification of a vacancy among the Trustees by reason of resignation, removal, increase in the number of Trustees, incapacity, death or otherwise, when made in writing by majority of the remaining Trustees;

     (b) A certification as to the persons holding office as Trustees or officers at any particular time, when made in writing by the Secretary of the Trust or by any Trustee;

     (c) A certification that a copy of this Declaration or of the [Trustees' Regulations] BYLAWS is a true and correct copy thereof as then in force, when made in writing by the Secretary of the Trust or by any Trustee;

     (d) The certification referred to in Section 8.3(b) and 9.6(a) hereof;

     (e) A certification as to any action by Trustees, other than the above, when made in writing by the Secretary of the Trust, or by any Trustee.

     9.8 Recording and Filing. A copy of this instrument and any other amendments to the Declaration shall be filed with the STATE Department of Assessments and Taxation of Maryland[, and in the office of the County Recorder or its equivalent in every county of Maryland where the Trust is or the Trustees are the record owner or owners of Real Property; provided, however, that provision is made in such county for such recording, and further provided that this Declaration is accepted for recording]. This Declaration and any amendments may also be filed or recorded in such other places as the Trustees deem appropriate.

     9.9 Resident Agent. The name and post office address of the resident agent of the Trust in the State of Maryland is The Corporation Trust, 33 South Street, Baltimore, Maryland 21202. Said resident is a citizen of the State of Maryland actually residing therein. The resident agent may be removed, and a vacancy existing in such office for any reason may be filled [by a majority of the,] BY THE BOARD OF Trustees.

                                                                         ANNEX C

                  AMENDED AND RESTATED INTERCOMPANY AGREEMENT

     AMENDED AND RESTATED INTERCOMPANY AGREEMENT dated as of             , 1999,
between Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the "Corporation"), and Starwood Hotels & Resorts, a Maryland real estate investment trust (the "Trust").

     WHEREAS the Corporation and the Trust are parties to the Pairing Agreement dated as of June 25, 1980, as amended as of February 1, 1995 and as of January 2, 1998 (the "Original Agreement");

     WHEREAS the Corporation, the Trust and a wholly owned subsidiary of the Corporation ("Merger Sub") have entered into the Agreement and Plan of Restructuring dated as of September 16, 1998 (the "Restructuring Agreement");

     WHEREAS, pursuant to the Restructuring Agreement, on the date hereof Merger Sub is merging into the Trust (the "Merger"), whereupon the separate existence of Merger Sub will cease and the Trust will continue as the surviving entity;

     WHEREAS, by virtue of the Merger, each outstanding common share of beneficial interest, par value $.01 per share, of the Trust ("Old Trust Shares") will be converted into Class B shares of beneficial interest, par value $.01 per share, of the Trust ("Class B Shares"), and each outstanding common share of beneficial interest, par value $.01 per share, of Merger Sub will be converted into Class A shares of beneficial interest, par value $.01 per share, of the Trust ("Class A Shares");

     WHEREAS the Original Agreement provided, among other things, that the Old Trust Shares and the shares of common stock, par value $.01 per share, of the Corporation ("Corporation Shares") were paired, such that Old Trust Shares were transferable only with an equal number of Corporation Shares and vice versa;

     WHEREAS the Trust and the Corporation wish to cause the Class B Shares, and not the Old Trust Shares, to be attached to the Corporation Shares, so that Class B Shares are transferable only with an equal number of Corporation Shares and vice versa;

     WHEREAS, in order to provide for the Class B Shares to be attached to the Corporation Shares, and to make other necessary or appropriate changes, the Board of Trustees of the Trust and the Board of Directors of the Corporation have agreed to amend and restate the Original Agreement in its entirety in the form of this Agreement and directed that this Agreement be submitted to the shareholders of the Trust at the 1998 Annual Meeting of Shareholders of the Trust (the "Trust Meeting") and to the stockholders of the Corporation at the 1998 Annual Meeting of Stockholders of the Corporation (the "Corporation Meeting"); and

     WHEREAS this Agreement was duly approved by the shareholders of the Trust at the Trust Meeting and the stockholders of the Corporation at the Corporation Meeting;

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree:

     1. On and after the Effective Time (as defined in the Restructuring Agreement):

          (a) except as provided in Section 10, the Class B Shares and the Corporation Shares shall not be transferable, and shall not be transferred on the books of the Trust or of the Corporation, respectively, unless in connection with such transfer the transferee acquires the same number of Class B Shares and Corporation Shares (each Class B Share and Corporation Share, as so attached, being together referred to as a "Unit");

          (b) upon presentation to the Trust's transfer agent of any certificate representing ownership of Old Trust Shares issued prior to June 25, 1980 duly endorsed for transfer or accompanied by a duly executed stock power, there shall be issued to the transferee a certificate or certificates representing both the number of Class B Shares into which the Old Trust Shares so transferred were converted in the Merger and the same number of Corporation Shares, and there shall be issued a certificate or certificates representing both the Class B Shares into which any Old Trust Shares not transferred were converted in the Merger and the same number of Corporation Shares; and

          (c) except as provided in Section 10, neither the Trust nor the Corporation shall issue or transfer or agree to issue or transfer any Class B Shares or Corporation Shares unless effective provision is made for the issuance or transfer to the same person of the same number of Class B Shares and Corporation Shares and unless the Trust and the Corporation agree on the manner and basis of allocating the consideration to be received between the Trust and the Corporation or on the payment by one entity to the other of cash or other consideration in lieu of a portion of such consideration.

     2. Except as provided in Section 10, each certificate issued after the Effective Time representing Corporation Shares shall have printed on its reverse side a certificate representing the same number of Class B Shares and shall be in a form satisfactory to The New York Stock Exchange. A legend shall be placed on the face or reverse side of each certificate representing ownership of Corporation Shares and Class B Shares issued on or after the Effective Time referring to the restrictions on transfer of the Class B Shares and the Corporation Shares set forth herein.

     3. After the Effective Time, neither the Trust nor the Corporation shall issue any securities convertible into Class B Shares or Corporation Shares or issue rights or warrants to purchase such Class B Shares or Corporation Shares, unless both the Trust and the Corporation take action to the end that the outstanding Class B Shares and Corporation Shares will be attached to one another as Units as contemplated herein.

     4. If, after the Effective Time, either the Trust or the Corporation shall declare or pay any distribution consisting in whole or in part of Class B Shares or Corporation Shares, or subdivide, combine or otherwise reclassify such Class B Shares or Corporation Shares (each, a "Unit Adjustment Event"), the number and the classes of securities comprising a Unit shall be adjusted such that each Unit shall consist of the number of Class B Shares, the number of Corporation Shares and the number of any other shares of beneficial interest in the Trust or shares of stock of the Corporation that a holder of a Unit would have held or have been entitled to receive after giving effect to such Unit Adjustment Event.

     5. After the Effective Time, neither the Trust nor the Corporation will be a party to any merger, consolidation, sale of assets, liquidation or other form of reorganization pursuant to which either the Class B Shares or the Corporation Shares are converted, redeemed or otherwise changed unless the other entity either is also a party to such transaction or waives its right hereunder to be such a party.

     6. The Trust and the Corporation agree to appoint the same banks or trust companies as transfer agents and the same banks or trust companies as registrars for the Class B Shares and the Corporation Shares.

     7. The Trust and the Corporation shall use their best efforts to effect (in the case of the Class B Shares) and to maintain the listing of the Class B Shares and Corporation Shares on The New York Stock Exchange.

     8. This Agreement may be amended by action of the Trustees of the Trust and the Board of Directors of the Corporation without the consent of any holder of Units or of any other person; provided, however, that no such amendment may materially and adversely affect the rights of the holders of the Class B Shares contemplated by Section 10 (or this Section 8) without the prior approval of the holders of a majority of the then outstanding Class B Shares.

     9. In the event that (x) the Trust issues Excess Trust Shares, par value $.01 per share, or Excess Trust Preferred Shares, par value $.01 per share, of the Trust ("Excess Shares") or the Corporation issues shares of Excess Common Stock, par value $.01 per share, or Excess Preferred Stock, par value $.01 per share, of the Corporation ("Excess Stock"), and (y) the shares of beneficial interest in the Trust and the shares of stock of the Corporation which were converted into such Excess Shares and such Excess Stock, respectively, comprised a Unit immediately prior to such conversion, then in addition to, and not in any respect in limitation of, the provisions of the Declaration of Trust of the Trust and the charter of the Corporation (as each may be amended from time to time):

          (i) such Excess Shares and such Excess Stock shall not be transferable, and shall not be transferred on the books of the Trust or of the Corporation, respectively, unless in connection with such transfer the transferor transfers and the transferee acquires a number of Excess Shares and a number of shares of Excess Stock in a 1:1 proportion (or, from and after the occurrence of a United Adjustment Event, in such proportion as shall equal the proportion of Class B Shares and Corporation Shares then comprising a Unit);

          (ii) neither the Trust nor the Corporation shall issue or transfer or agree to issue or transfer any Excess Shares or Excess Stock unless effective provision is made for the issuance or transfer to the same person of a number of Excess Shares and a number of shares of Excess Stock in a 1:1 proportion (or, from and after the occurrence of a Unit Adjustment Event, in such proportion as shall equal the proportion of Class B Shares and Corporation Shares then comprising a Unit); and

          (iii) each certificate representing Excess Stock shall have printed on its reverse side a certificate representing the appropriate number of Excess Shares. A legend shall be placed on the face or reverse side of each certificate representing ownership of Excess Shares and Excess Stock referring to the restrictions on transfer of the Excess Shares and Excess Stock set forth herein.

     10. If a Tax Event, a Creditor Event or any Other Event (each as defined below) shall occur and be continuing, or at any time after the date that is five years after the Effective Time, the Corporation, at its sole option, but solely in accordance with the Declaration of Trust of the Trust (as it may be amended from time to time), will have the right to exchange (the "Exchange Right") for all or any portion of the outstanding Class B Shares cash, Corporation Shares, or other property with a fair market value, in the good faith judgment of the Board of Trustees of the Trust, at least equal to the fair market value of the Class B Shares being exchanged. Notwithstanding anything to the contrary contained in this Agreement, (i) upon exercise of the Exchange Right, the Corporation may acquire Class B Shares without acquiring any Corporation Shares;
(ii) any Class B Shares acquired by the Corporation upon exercise of the Exchange Right may be transferred (and may be transferred by any transferee of such Class B Shares) without any requirement that the transferee acquire any Corporation Shares; and (iii) in connection with the exercise of the Exchange Right, the Corporation may issue Corporation Shares without any requirement that the Trust issue any Class B Shares. In connection with the exercise of the Exchange Right, the Board of Directors of the Corporation, in its sole discretion and without the consent of the Trustees of the Trust or the holders of Units, may amend this Agreement to provide for any adjustments to the number and the classes of securities comprising a Unit that it deems necessary or appropriate.

     "Tax Event" shall mean (i) the good faith determination by the Board of Trustees of the Trust, after consultation with counsel experienced in such matters, that, as a result of any amendment to, or change in (including any enacted prospective amendment or change), the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the Effective Time, there is a substantially increased likelihood that (A) dividends payable by the Trust are not, or within 90 days after the date of such determination, will not be, deductible by the Trust, in whole or in part, for United States federal income tax purposes, or
(B) the Trust is not, or within 180 days after the date of such determination will not be, taxable as a "real estate investment trust" for United States federal income tax purposes (a "REIT") or (ii) the Trust revokes or terminates or states its intention to revoke or terminate its election to be taxed as a REIT.

     "Creditor Event" shall mean the occurrence of one or more material defaults (whether or not any applicable cure period has expired), as determined in good faith by the Board of Directors of the Corporation or the Board of Trustees of the Trust, under any agreement or instrument governing a material amount of indebtedness of the Trust, the Corporation or any of their subsidiaries, including, without limitation, the Credit Agreement, dated as of February 23, 1998, among the Corporation, the

Trust, the Realty Partnership and ITT, certain additional borrowers, various lenders and Lehman Brothers Commercial Paper Inc., as Syndication Agent, and Bankers Trust Company and The Chase Manhattan Bank, as Administrative Agents, together with the related documents thereto (including any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented, replaced, refinanced or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder or adding or deleting subsidiaries of the Corporation or the Trust as additional borrowers or guarantors thereunder) all or any portion of the indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

     "Other Event" shall mean any of the following: (i) the consummation of any public offering or distribution of equity securities of the Trust (other than as Units), (ii) the consummation of any transaction or series of transactions that results in the Corporation beneficially owning securities carrying less than 50% of the aggregate voting power of all the outstanding voting securities of the Trust, (iii) consummation by the Corporation of any transaction or series of related transactions in which stock of the Corporation or securities convertible into or exchangeable or exercisable for stock of the Corporation are issued, if the stock of the Corporation has or will have upon issuance voting power or value equal to or in excess of 20% of the voting power or value, respectively, of the stock of the Corporation outstanding before the issuance of such stock of the Corporation or securities convertible into or exchangeable or exercisable for stock of the Corporation or (iv) any change (including any prospective change) after the Effective Time in the accounting principles applicable to the preparation of the financial statements filed by the Trust or the Corporation with the Securities and Exchange Commission that, in the good faith determination of the Board of Trustees of the Trust or the Board of Directors of the Corporation, respectively, has or would have a material adverse effect on the Trust or the Corporation in the event the Exchange Right were not exercised, but which effect would be mitigated by such exercise.

        11. This Agreement, except for the provisions of Section 8, is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                          STARWOOD HOTELS & RESORTS

                                          By:
                                            ------------------------------------

                                          STARWOOD HOTELS & RESORTS
                                            WORLDWIDE, INC.

                                          By:
                                            ------------------------------------

                                                                         ANNEX D

                           STARWOOD HOTELS & RESORTS

                         1995 LONG-TERM INCENTIVE PLAN
                 (AMENDED AND RESTATED AS OF DECEMBER 3, 1998)

                                I.  INTRODUCTION

     1.1 PURPOSES AND GENERAL. The purposes of the 1995 Long-Term Incentive Plan (the "Plan") of Starwood Hotels & Resorts (the "Trust"), as amended and restated as of December 3, 1998, are to align the interests of the Trust's shareholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Trust's growth and success and to advance the interests of the Trust by attracting and retaining officers, key employees, consultants and advisers, as well as qualified persons for service as trustees of the Trust ("Trustees"). For purposes of this Plan, references to employment by or service as an officer, employee, consultant, adviser or Trustee of the Trust shall also mean employment by or service as an officer, employee, consultant, adviser, trustee or director of a subsidiary of the Trust. In addition, references to Trustees include persons elected as Trustees who will begin to serve as Trustees at a future date.

     This Plan seeks to accomplish the foregoing purposes by providing a means whereby (i) options to purchase from the Trust shares of beneficial interest, par value $.01 per share, of the Trust ("Trust Shares") and options to purchase from the Trust shares of common stock, par value $.01 per share, of Starwood Hotels & Resorts Worldwide, Inc. ("Corporation Shares") (or the right, with the passage of time or upon the happening of certain events, to receive Corporation Shares and Trust Shares) may be granted in accordance with Section II to Eligible Persons and shall be granted, in accordance with Section V, to Eligible Trustees, (ii) awards of Trust Shares and Corporation Shares may be granted in accordance with Section III to Eligible Persons ("Restricted Stock Awards"), and shall be granted in accordance with Section V to Eligible Trustees (such awards to Trustees and the Restricted Stock Awards are herein referred to as "Stock Awards"), and (iii) Performance Awards may be granted in accordance with Section IV to Eligible Persons. Pursuant to an Agreement dated June 25, 1980, as amended, between the Trust and Starwood Hotels & Resorts Worldwide, Inc. (the "Corporation"), all outstanding Trust Shares and Corporation Shares are paired on a one-for-one basis and trade as units consisting of one Trust Share and one Corporation Share ("Paired Shares"). Accordingly, each option to purchase Trust Shares (a "Trust Share Option") shall be paired with an option to purchase an equal number of Corporation Shares (a "Corporation Share Option" and each such paired Trust Share Option and Corporation Share Option is herein referred to as a "Paired Option"); similarly, each award of Trust Shares shall be paired with an award of an equal number of Corporation Shares.

     Each Paired Option or Stock Award may be exercised, terminated, canceled, forfeited, transferred or otherwise disposed of only in units consisting of Paired Shares. Accordingly, a Trust Share Option, or portion thereof, or an award of a Trust Share, or portion thereof, may be exercised, terminated, canceled, forfeited, transferred or otherwise disposed of only in connection with, and to the same extent as, the exercise, termination, cancellation, forfeiture, transfer or other disposition of a Corporation Share Option or an award of Corporation Share, as the case may be. The Committee may designate that a Trust Share Option constituting part of a Paired Option is intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision (an "incentive share option"). No Corporation Share Option constituting part of a Paired Option hereunder may be an "incentive stock option" within the meaning of
Section 422 of the Code.

     1.2 CERTAIN DEFINITIONS. As used herein, the words set forth in the Glossary contained in Section 7.13 shall have the meanings therein indicated.

     1.3 ADMINISTRATION. This Plan shall be administered by the Committee. Any one or a combination of the following Awards may be made under this Plan to Eligible Persons: (i) Paired Options;

(ii) Restricted Stock Awards and (iii) Performance Awards. The Committee may, subject to the terms of this Plan, select Eligible Persons for participation in the Plan and shall determine the form, amount and timing of each Award and, if applicable, the number of Paired Options, shares of Restricted Stock, Paired Shares or Performance Awards subject to such an Award, the exercise price or base price associated with the Award, including the portion that is attributable to the Trust Share or Trust Share Option and the Corporation Share or the Corporation Share Option, respectively, the time and conditions of exercise or settlement of the Award and all other terms and conditions of the Award, including without limitation the form of the Agreement relating to the Award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements imposed by Section 162(m) of the Code and regulations promulgated thereunder in the case of an Award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding Paired Options shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Performance Award shall lapse, (iv) the Performance Measures applicable to any outstanding Paired Option, Restricted Stock Award or Performance Award shall be deemed to be satisfied in whole or in part.

     The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an Award, conditions with respect to the Award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties. Each Award shall be evidenced by a written Agreement between the Trust and the holder setting forth the terms and conditions applicable to such Award.

     Subject to the express provisions of this Plan, the Committee shall have the authority:

          (1) to determine from among those persons eligible to receive an Award the particular Eligible Persons who will receive any Awards;

          (2) to grant Awards to Eligible Persons, determine the price at which Awards will be offered or awarded and the amount of Awards to any of such Persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion (if any) of such Awards;

          (3) to approve the forms and terms of Agreements, which need not be identical either as to type of Award or among Eligible Person;

          (4) to construe and interpret this Plan and any Agreements, further define the terms used in this Plan and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

          (5) to cancel, modify or waive the Trust's rights with respect to, any or all outstanding Awards;

          (6) to accelerate the exercisability or vesting or extend the term of any or all such outstanding Awards within the maximum term permitted under this Plan; and

          (7) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

     Any action taken by, or inaction of, the Trust, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Trust or any subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, each of the Board and the Committee may act in its absolute discretion in matters within its authority related to this Plan.

     In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and rely upon the advice of experts, including professional advisers to the Trust. No trustee, officer or agent of the Trust shall be liable for any such action or determination taken or made or omitted in good faith.

     The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Trust.

     The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or Chief Operating Officer or other executive officer of the Trust as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (i) the grant of an Award to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an Award hereunder to such employee would be outstanding, if the Committee intends that compensation payable pursuant to such an Award be qualified performance-based compensation, or (ii) the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such an officer or other person.

     A majority of the Committee shall constitute a quorum. The Committee may act at a meeting in person or by telephone, or by written consent without meeting. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present in person or by telephone at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

     1.4 ELIGIBILITY. Participants in this Plan shall consist of such officers, key employees, consultants, advisers and Trustees of the Trust and its subsidiaries, and persons who are expected to become, and subject to their becoming, such officers, key employees, consultants, advisers and Trustees, as the Committee in its sole discretion may select from time to time ("Eligible Persons"), provided that only employees of the Trust (or a subsidiary of the Trust) will be Eligible Persons to whom may be granted a Paired Option which includes a Trust Share Option designated as an incentive share option. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Trustees shall also participate in this Plan in accordance with
Section V.

     1.5 SHARES AVAILABLE. Subject to adjustment as provided in Section 7.7, the aggregate number of Paired Shares available from time to time for all Awards of Paired Options or Stock Awards under this Plan and the Corporation's 1995 Long-Term Incentive Plan (the "Corporation Plan") (with respect to Paired Options, including all Paired Options whether or not they include Trust Share Options that are designated as incentive share options) shall be equal to the Aggregate Limit (as defined below), reduced by the aggregate number of Paired Shares subject to outstanding Paired Options and outstanding Stock Awards under this Plan and the Corporation Plan. Subject to adjustment as provided in Section 7.7, the number of Paired Shares available for grants of Paired Options that include Trust Share Options that are designated as incentive share options shall be equal to the Aggregate Limit, reduced by the aggregate number of Paired Shares which become subject to (x) outstanding Paired Options under this Plan, including each Paired Option that does not include a Trust Share Option that is designated as an incentive share option and (y) outstanding options to purchase Paired Shares under the Corporation Plan. As used herein "Aggregate Limit" means 26,724,741.

     To the extent that Paired Shares subject to (i) an outstanding Paired Option, (ii) an outstanding option to purchase Paired Shares under the Corporation Plan or (iii) a Stock Award, are not issued or delivered or are canceled or forfeited by reason of the expiration, termination, cancellation or forfeiture of any such Award or by reason of the delivery or withholding of Paired Shares to pay all or a portion of the exercise price of an Award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an Award, then such Paired Shares shall again be available under this Plan.

     Paired Shares to be delivered under this Plan shall be made available
(i)(A) by the Trust from authorized and unissued Trust Shares issued by the Trust directly to the holder and (B) by the Trust from authorized and unissued Corporation Shares issued by the Corporation directly to the Trust for delivery to the holder, (ii) from authorized and issued Paired Shares acquired and held by the Trust or (iii) a combination thereof.

     The maximum number of Paired Shares with respect to which Paired Options or Stock Awards or a combination thereof may be granted to any person during any calendar year beginning on or after January 1, 1998 shall be 900,000, subject to adjustment as provided in Section 7.7.

                               II. PAIRED OPTIONS

     2.1 AWARDS OF PAIRED OPTIONS. The Committee may, in its discretion, grant Paired Options to such Eligible Persons as may be selected by the Committee. Each Trust Share Option, or portion thereof, that is not an incentive share option, shall be a non-qualified share option. Each Paired Option that includes a Trust Share Option that is designated as an incentive share option shall be granted within ten years of the original effective date of this Plan (June 29, 1995). To the extent that the aggregate fair market value (determined as of the date of grant) of Trust Shares with respect to which Trust Share Options designated as incentive share options are exercisable for the first time by a holder during any calendar year (under this Plan or any other plan of the Trust or any parent or subsidiary) exceeds the amount (currently $100,000) established by the Code, such Trust Share Options shall constitute non-qualified share options. The "fair market value" of a Trust Share shall be that portion of the Fair Market Value of a Paired Share which the Committee determines to be attributable to the Trust Share by applying in good faith a method of valuation permissible under Section 422 of the Code.

     2.2 TERMS OF PAIRED OPTIONS. Paired Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

          (a) Number of Paired Shares and Purchase Price. The number of Paired Shares subject to a Paired Option and the purchase price per Paired Share purchasable upon exercise of the Paired Option, including the portions of the purchase price of a Paired Share that are attributable to a Trust Share and a Corporation Share, respectively, shall be determined by the Committee; provided, however, that (i) the purchase price per Paired Share shall not be less than 100% of the Fair Market Value of a Paired Share on the date of grant of such Paired Option, (ii) the portion of the purchase price of a Paired Share which the Committee determines to be attributable to a Trust Share shall not be less than 100% of the fair market value of a Trust Share on the date of grant of such Paired Option, and (iii) the portion of the purchase price of a Paired Share which the Committee determines to be attributable to a Corporation Share (including the portion of the purchase price, if any, of any such option attributable to a Corporation Share) shall not be less than 100% of the fair market value of a Corporation Share on the date of grant of such Paired Option; provided further, that if a Trust Share Option designated as an incentive share option shall be granted to any person who, at the time such incentive share option is granted, owns shares of beneficial interest possessing more than ten percent (10%) of the total combined voting power of all classes of shares of beneficial interest of the Trust (or of any parent or subsidiary) (a "Ten Percent Holder"), the purchase price per Trust Share shall be the price (currently 110% of fair market value of a Trust Share) required by the Code in order to constitute an incentive share option. The fair market value of a Corporation Share shall be that portion of the Fair Market Value of a Paired Share which the Committee determines to be attributable to the Corporation Share.

          (b) Option Period and Exercisability. The period during which a Paired Option may be exercised shall be determined by the Committee; provided, however, that no Paired Option which includes a Trust Share Option designated as an incentive share option shall be exercised later than ten years after its date of grant; provided further, that if a Paired Option which includes a Trust Share Option designated as an incentive share option shall be granted to a Ten Percent Holder, such Paired
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
     Option shall not be exercised later than five years after its date of grant. The Committee shall determine whether a Paired Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable Paired Option, or portion thereof, may be exercised only with respect to whole Paired Shares. Except to the extent otherwise specified in the Agreement relating to a Paired Option, in the event of a Change of Control, such Paired Option shall become immediately exercisable for the full amount of Paired Shares subject thereto and shall be exercisable until expiration of the term of such Paired Option.

          (c) Method of Exercise. A Paired Option may be exercised (i) by giving written notice to the Trust specifying the number of whole Paired Shares to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Trust's satisfaction) either (A) in cash, (B) by delivery of previously owned whole Paired Shares (which the holder has held for at least six months prior to the delivery of such Paired Shares or which the holder purchased on the open market and for which the holder has good title, free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Trust to whom the holder has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the Paired Option and (ii) by executing such documents as the Trust may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to any of the foregoing clauses (B) through (D). Any fraction of a Paired Share which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the holder. No certificate representing a Paired Share shall be delivered until the full purchase price therefor has been paid.

     2.3  (Omitted.)

     2.4  TERMINATION OF EMPLOYMENT OR SERVICE.

          (a) Disability or Death. Unless otherwise specified in the Agreement relating to a Paired Option, if the optionee's employment with the Trust or service as a consultant, adviser or Trustee terminates by reason of Disability or death, each Paired Option held by such optionee shall be fully exercisable and may thereafter be exercised by such optionee (or such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be) until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such Paired Option) after the effective date of such optionee's termination of employment or service or date of death, as the case may be, and (ii) the expiration date of the term of such Paired Option.

          (b) Termination for Cause. Unless otherwise specified in the Agreement relating to a Paired Option, if the optionee's employment with the Trust or service as a consultant, adviser or Trustee terminates for Cause, each Paired Option held by such optionee, whether or not then exercisable, shall terminate automatically on the effective date of such optionee's termination of employment or service.

          (c) Voluntary Termination by Optionee. Unless otherwise specified in the Agreement relating to a Paired Option, if the optionee's employment with the Trust or service as a consultant, adviser or Trustee terminates because of the voluntary termination by the optionee, each Paired Option held by such optionee shall be exercisable only to the extent that such Paired Option is exercisable on the effective date of such optionee's termination of employment or service and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is 30 days (or such other period as set forth in the Agreement relating to such Paired Option) after the effective date of such optionee's termination of employment or service and (ii) the expiration date of the term of such Paired Option.

          (d) Other Termination. Unless otherwise specified in the Agreement relating to a Paired Option, if the optionee's employment with the Trust or service as a consultant, adviser or Trustee

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
     terminates for any reason other than Disability, death, voluntary termination by the optionee or termination by the Trust for Cause, each Paired Option held by such optionee shall be exercisable only to the extent that such Paired Option is exercisable on the effective date of such optionee's termination of employment or service and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such Paired Option) after the effective date of such optionee's termination of employment or service and (ii) the expiration date of the term of such Paired Option.

          (e) Death Following Termination of Employment or Service. Unless otherwise specified in the Agreement relating to a Paired Option, if an optionee dies during the one-year period following termination of employment or service by reason of Disability, if an optionee dies during the thirty-day period following voluntary termination of employment or service by the optionee, or if an optionee dies during the three-month period following termination of employment or service for any reason other than voluntary termination by the optionee, Disability or Cause (or, in each case, such other period as the Committee may specify in the Agreement relating to a Paired Option), each Paired Option held by such optionee may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is three months (thirty days in the case of voluntary termination of employment or service by the optionee) (or such other period as set forth in the Agreement relating to such Paired Option) after the date of death (but in the case of death following termination of employment or service by reason of Disability, no less than one year (or such other period as set forth in the Agreement relating to such Paired Option) after the date of termination of employment or service), and (ii) the expiration date of the term of such Paired Option.

                          III. RESTRICTED STOCK AWARDS

     3.1 RESTRICTED STOCK AWARDS. The Committee may, in its discretion, grant Restricted Stock Awards to such Eligible Persons as may be selected by the Committee.

     3.2 TERMS OF RESTRICTED STOCK AWARDS. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee in its discretion shall deem advisable:

          (a) Number of Shares and Other Terms. The number of Paired Shares subject to a Restricted Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee.

          (b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee in its discretion and subject to the provisions of this Plan, for the vesting of the Paired Shares subject to such Award either (i) in accordance with the attainment or satisfaction of specified Performance Measures during the specified Restriction Period or (ii) over a period of years of employment by, service to or compliance with agreements with the Trust during the specified Restriction Period (or both), and for the forfeiture of all or a portion of the Paired Shares subject to such Award (x) if and to the extent specified Performance Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such Award does not remain in the employment of or service to the Trust or in compliance with such agreements with the Trust during the specified Restriction Period. Except to the extent otherwise specified in the Agreement relating to a Restricted Stock Award, all Paired Shares subject to such an Award shall immediately vest in full in the event of a Change of Control.

          (c) Share Certificates. During the Restriction Period, a certificate or certificates evidencing Paired Shares subject to a Restricted Stock Award may be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 7.6, indicating that the ownership of the Paired Shares represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Trust, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Trust, which would permit transfer to the Trust of all or a portion of the Trust Shares and to the Corporation all or a portion of the Corporation Shares subject to the Restricted Stock Award in the event such Award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of any applicable Performance Measures), subject to the Trust's right to require payment of any taxes in accordance with
     Section 7.5, a certificate or certificates evidencing ownership of the requisite number of Paired Shares shall be delivered to the holder of such Award.

          (d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such Award shall have all rights as a stockholder of the Trust and the Corporation, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Paired Shares.

     3.3  TERMINATION OF EMPLOYMENT OR SERVICE.

          (a) Disability, Death and Involuntary Termination Without
     Cause. Except to the extent otherwise set forth in the Agreement relating to a Restricted Stock Award, if the employment of the holder of a Restricted Stock Award or his or her service as a consultant, adviser or Trustee terminates by reason of Disability, death or involuntary termination by the Trust without Cause, the Restriction Period shall terminate as of the effective date of such holder's termination of employment or service, and any applicable Performance Measures shall be computed through such date.

          (b) Other Termination. Except to the extent otherwise set forth in the Agreement relating to a Restricted Stock Award, if the holder's employment with the Trust or service as a consultant, adviser or Trustee terminates for any reason other than Disability, death or involuntary termination without Cause, then the portion of such Award which is subject to a Restriction Period on the effective date of such holder's termination of employment or service shall be forfeited to and canceled by the Trust.

                             IV. PERFORMANCE AWARDS

     4.1 PERFORMANCE AWARDS. The Committee may, in its discretion, grant Performance Awards to such Eligible Persons as may be selected by the Committee.

     4.2 TERMS OF PERFORMANCE AWARDS. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall in its discretion deem advisable:

          (a) Grant of Performance Awards. A Performance Award may be granted only in tandem with a Paired Option which is being or was granted under
     Section II and shall apply to all or such portion of the Paired Shares subject to such Paired Option as the Committee may designate. The Performance Period and Performance Measures of a Performance Award shall be as designated by the Committee.

          (b) Vesting and Forfeiture.   The Agreement relating to a Performance
     Award shall provide, in the manner determined by the Committee in its discretion and subject to the provisions of this Plan, for the vesting of such Award if specified Performance Measures are satisfied or met during the specified Performance Period, and for the forfeiture of such Award if specified Performance Measures are not satisfied or met during the specified Performance Period. To the extent not otherwise provided in such Agreement, such vesting and forfeiture provisions shall be as provided in this Plan.

          (c) Settlement of Vested Performance Awards. Vested Performance Awards shall be settled in cash to the extent that both (i) the applicable Paired Option has been exercised (whether before or after expiration of the Performance Period) with respect to Paired Shares subject to the Performance
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
     Award and (ii) the Performance Period has expired. The cash amount shall be the sum (without interest or compounding) of all dividends and distributions paid per Paired Share (subject to adjustment as provided in Section 7.7), including the fair market value of any dividends and distributions that are not paid in cash, as determined by the committee in its sole discretion, during the Performance Period and thereafter to the date of any subsequent exercise of the applicable Paired Options, multiplied by the number of such Paired Shares purchased upon such exercise. Except to the extent otherwise provided in the Agreement relating to a Performance Award, in the event of a Change of Control the Performance Period shall expire and the Performance Measures shall be computed through such date and the applicable Performance Award shall forthwith be settled on the date of such Change of Control or if later upon exercise of the applicable Paired Option. Notwithstanding the foregoing, if the Committee in good faith determines that a payment in settlement of a Performance Award will or is likely to render the Trust insolvent, the Committee may elect to defer such payment for a reasonable period of time and to pay at a later date with interest at such reasonable rate as the Committee may determine.

     4.3  TERMINATION OF EMPLOYMENT OR SERVICE.

          (a) Disability, Death and Involuntary Termination Without
     Cause. Except to the extent otherwise set forth in the Agreement relating to a Performance Award, if the employment of the holder of a Performance Award or his or her service as a consultant, adviser or Trustee of the Trust is terminated by reason of Disability, death or involuntary termination by the Trust without Cause, the Performance Period with respect to such Performance Award shall terminate and the Performance Measures shall be computed through such date and the applicable Performance Award shall be settled as described in Section 4.2(c) as soon as practicable within 10 days thereafter, or if later, upon exercise of the applicable Paired Option.

          (b) Other Termination. Except to the extent otherwise set forth in the Agreement relating to a Performance Award, if the holder's employment with the Trust or service as a consultant, adviser or Trustee terminates for any reason other than Disability, death, or involuntary termination by the Trust without Cause, then the Performance Period for such Performance Award shall be deemed to end on the date of such termination, no Performance Measure shall be recognized or deemed attained, satisfied or met, and the holder's Performance Award shall be forfeited to and canceled by the Trust.

                  V.  CERTAIN PROVISIONS RELATING TO TRUSTEES

     5.1 ELIGIBILITY. Each Trustee who is not an employee of the Trust or the Corporation or a subsidiary of either ("Eligible Trustee") shall be granted Paired Options and Paired Shares in accordance with this Section V. All Trust Share Options and Corporation Share Options included in the Paired Options granted under this Section V shall constitute non-qualified share options.

     5.2 GRANTS OF PAIRED OPTIONS. Each Eligible Trustee shall be granted Paired Options as follows:

          (a) Time of Grant. On June 30 of each calendar year beginning in 1997 (or, if later than June 30, on the date on which a person is first elected as a Trustee), each Eligible Trustee on such date shall be granted a Paired Option to purchase 4,500 Paired Shares (9,000 Paired Shares if such person is a Trustee of a subsidiary only and does not receive grants of Paired Shares or any cash in lieu thereof under Section 5.3) which amount shall be pro-rated if such person is first elected to serve as a Trustee on a date other than June 30 of a calendar year, at a purchase price per Paired Share equal to 100% of the Fair Market Value of a Paired Share on the date of grant of such Paired Option; provided, however, that the portion of the purchase price of a Paired Share which is attributable to a Trust Share shall be 100% of the fair market value of a Trust Share on the date of grant of such Paired Option and the portion of the purchase price of a Paired Share which is attributable to a Corporation Share shall be 100% of the fair market value of a Corporation Share on the date of grant of such Paired Option.

          (b) Option Period and Exercisability. Each Paired Option granted under this Article V shall be fully exercisable on and after its date of grant, shall expire ten years after its date of grant (notwithstanding termination of service as a Trustee for any reason prior to such ten-year anniversary date) and may be exercised in whole or in part (only with respect to whole Paired Shares). Paired Options granted under this Article V shall be exercisable in accordance with Section 2.2(c).

          (c) Death. If a Trustee dies while a Paired Option is outstanding, such Paired Option may thereafter be exercised by such Trustee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the expiration date of the term of such Paired Option.

     5.3 GRANTS OF PAIRED SHARES. During each calendar year beginning in 1998, each Eligible Trustee (except for Trustees of subsidiaries) on the last day of March, June, September and December shall be awarded, on a current basis or at the prior election of the Eligible Trustee under Section 5.4 on a deferred basis, a number of Paired Shares (rounded to the nearest whole share) equal to one-quarter of $50,000 divided by the Fair Market Value of a Paired Share on the immediately preceding December 31; provided that the foregoing $50,000 shall be reduced, but not below $25,000, to the extent an Eligible Trustee elects (prior to such immediately preceding December 31, or with respect to any person who became an Eligible Trustee subsequent to such date, within 10 days of becoming an Eligible Trustee) to receive cash in lieu of Paired Shares under this Section
5.3 (a "Cash Election"). The Paired Shares awarded pursuant to this Section 5.3 shall not be Restricted Stock. The foregoing shall not in any way limit the number of Paired Shares that may be awarded to Eligible Trustees, or the fees that may be paid to members of the Board.

     5.4 DEFERRAL ELECTION. On or before each December 31 (or in the case of a person who first becomes an Eligible Trustee subsequent to December 31, within 10 days of becoming an Eligible Trustee), an Eligible Trustee may, by written notice to the Trust, elect to defer receipt (a "Deferral Election") of any or all of the Paired Shares provided in Section 5.3 (or cash to the extent of his or her Cash Election under Section 5.3) which would otherwise be thereafter payable to him or her in the manner prescribed by the Trust for such deferrals.

                                  VI.  SPECIAL

     This Plan includes, or shall be deemed to include, without limitation, the following Awards of Paired Options, Performance Awards (all of which include Base Performance Measures) and Restricted Stock (unless otherwise indicated, all Awards are as of August 12, 1996 and all Paired Options are exercisable at $35.875, the Fair Market Value per Paired Share on that date):

          1.  BARRY S. STERNLICHT

             (i) Award as of February 21, 1996 of 30,000 Paired Shares in the form of warrants vesting over a one year period;

             (ii) Paired Option to purchase 650,000 Paired Shares vesting over the three year period August 12, 1996 to August 12, 1999;

             (iii) Paired Option to purchase 300,000 Paired Shares vesting over the five year period August 12, 1996 to August 12, 2001;

             (iv) Performance Awards relating to all Paired Shares underlying the above Paired Options granted to Barry S. Sternlicht;

             (v) Paired Option to purchase 2,500,000 Paired Shares exercisable at $54.6250 per Paired Share vesting over the three year period December 31, 1997 to December 31, 2000.

          2.  STARWOOD CAPITAL GROUP L.L.C.

             Award of 167,247 Paired Shares to Starwood Capital Group L.L.C. vesting over the two year period August 12, 1996 to August 12, 1998.

          3.  RONALD C. BROWN

             (i) Paired Option to purchase 25,000 Paired Shares vesting over the five year period August 12, 1996 to August 12, 2001;

             (ii) Performance Awards relating to all Paired Shares underlying the above Paired Option granted to Ronald C. Brown;

             (iii) Performance Awards relating to all Paired Shares underlying the Paired Option granted April 30, 1996 to purchase 32,000 Paired Shares exercisable at $33 per Paired Share vesting over the three year period April 30, 1996 to April 30, 1999;

             (iv) Award of 15,000 Paired Shares vesting over the three year period August 12, 1996 to August 12, 1999.

          4.  STEVEN R. GOLDMAN

             (i) Paired Option to purchase 25,000 Paired Shares vesting over the five year period August 12, 1996 to August 12, 2001;

             (ii) Performance Awards relating to all Paired Shares underlying the above Paired Option granted to Steven R. Goldman;

             (iii) Performance Awards relating to all Paired Shares underlying the Paired Option granted April 30, 1996 to purchase 35,000 Paired Shares exercisable at $33 per Paired Share vesting over the three year period April 30, 1996 to April 30, 1999;

             (iv) Award of 25,000 Paired Shares vesting over the three year period August 12, 1996 to August 12, 1999.

                                 VII.  GENERAL

     7.1 EFFECTIVE DATE AND TERM OF PLAN. This Plan, as amended and restated as of December 3, 1998, shall become effective as of December 3, 1998 and shall apply, without limitation, to all Awards then or thereafter made or granted under this Plan. All outstanding Awards under this Plan or its predecessors prior to December 3, 1998 shall be unaffected and shall remain in full force and effect. This Plan shall terminate on June 29, 2005 (ten years after its original effective date) unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any Award granted prior to termination.

     Awards may be granted hereunder at any time prior to the termination of this Plan, provided that no Award may be granted later than June 29, 2005.

     7.2 AMENDMENTS. The Board may amend this Plan as it shall deem advisable, subject to any requirement of shareholder approval required by applicable law, rule or regulation including Rule 16b-3 under the Exchange Act and Sections 422 and 856 of the Code; provided, however, that any amendment with respect to the persons eligible to participate in this Plan or the number of Paired Shares available for Awards under this Plan shall not be effective without shareholder approval of such amendment within 12 months before or after the date such amendment is approved by the Board. No amendment may impair the rights of a holder of an outstanding Award without the consent of such holder.

     Notwithstanding any other provision hereunder, without the approval by the shareholders of the Trust, outstanding Paired Options may not be amended to reduce their exercise price.

     7.3 AGREEMENT. No Paired Option may be exercised and no other Award shall be valid until confirmed in writing by the Trust, and, upon such confirmation, the Award shall be effective as of the effective date set forth in such writing.

     7.4 NON-TRANSFERABILITY. Unless otherwise specified in the Agreement relating to a Paired Option or a Performance Award, no Paired Option or Performance Award shall be transferable other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Trust. Except to the extent permitted by the foregoing sentence, each Paired Option or Performance Award may be exercised or settled during the optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Except as permitted by the second preceding sentence, no Paired Option or Performance Award shall be sold, transferred, assigned, pledged, hypothecated, voluntarily encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, voluntarily encumber or otherwise dispose of any Paired Option or Performance Award, such Paired Option or Performance Award and all rights thereunder shall, to the extent of any such attempt, immediately become null and void.

     Restricted Stock granted under this Plan shall be transferable, subject to the transferee's receiving such Restricted Stock subject to the same restrictions as those applicable to the transferor. Upon any such transfer, the transferee shall execute such appropriate documents that may be requested by the Trust to evidence the transferee's acceptance of the restrictions applicable to such Restricted Stock.

     7.5 TAX WITHHOLDING. The Trust shall have the right to require, prior to the delivery of any Paired Shares or the payment of any cash pursuant to an Award made hereunder, payment by the holder of such Award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such Award. An Agreement may provide that the holder of an Award may satisfy any such obligation by any of the following means: (A) a cash payment to the Trust, (B) delivery to the Trust of previously owned whole Paired Shares (which such holder has held for at least six months prior to the delivery of such Paired Shares or which such holder purchased on the open market and for which such holder has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value, determined as of the date the obligation to withhold or pay taxes arises in connection with an Award (the "Tax Date"), equal to the amount necessary to satisfy any such obligation, (C) in the case of the exercise of a Paired Option, a cash payment by a broker-dealer acceptable to the Trust to whom the holder has submitted an irrevocable notice of exercise or
(D) any combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the Award; provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of the foregoing clauses (B) through (D). An Agreement may provide for Paired Shares to be delivered having a Fair Market Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the holder's maximum marginal tax rate. Any fraction of a Paired Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

     7.6 RESTRICTIONS ON PAIRED SHARES. Each Award hereunder shall be subject to the requirement that if at any time the Trust determines that the listing, registration or qualification of the Paired Shares subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of Paired Shares thereunder, such Paired Shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Trust. The Trust may require that certificates evidencing Paired Shares delivered pursuant to any Award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     Notwithstanding any other provision hereunder, no Award hereunder shall be exercisable or eligible for settlement if, as a result of either the ability to exercise or settle, or the exercise or settlement of such Award, the Trust would not satisfy the REIT Requirements in any respect. For purposes of the preceding sentence, "REIT Requirements" shall mean the requirements for the Trust to (i) qualify as a real estate investment trust under the Code and the rules and regulations promulgated thereunder, (ii) prior to the effective time of the Restructuring (as defined in Section 7.7), retain its status as grandfathered pursuant to Section 136(c)(3) of the Deficit Reduction Act of 1984 and (iii) prior to the effective time of the

Restructuring, retain the benefits of that certain private letter ruling issued by the Internal Revenue Service to the Trust dated as of January 4, 1980.

     7.7 ADJUSTMENT. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Paired Shares other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding Paired Option, the purchase price per security, and the number of securities subject to each Paired Option and the number of Paired Shares to be granted to Trustees pursuant to
Article V, the number and class of securities subject to each outstanding Stock Award and the terms of each outstanding Performance Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Paired Options without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any adjustment would result in a fractional security being (i) available under this Plan, such fractional security shall be disregarded, or (ii) subject to an Award under this Plan, the Trust shall pay the holder of such Award, in connection with the first vesting, exercise or settlement of such Award in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (A) the fraction of such security (rounded to the nearest hundredth) by (B) the excess, if any, of (x) the Fair Market Value of a Paired Share on the vesting, exercise or settlement date over
(y) the exercise price or base price, if any, of such Award.

     With respect to any holder who is subject to Section 16 of the Exchange Act and notwithstanding the exercise periods set forth in paragraphs (a), (c) and
(d) of Section 2.4, paragraph (b) of Section 5.2 or as set forth pursuant to such paragraphs in any Agreement to which such holder is a party (or as may be set forth in any Agreement pursuant to paragraph (b) of Section 2.4), and notwithstanding the expiration date of the term of a Paired Option, in the event the Trust is involved in a business combination which is intended to be treated as a pooling of interests for financial accounting purposes (a "Pooling Transaction") or pursuant to which such holder receives a substitute option to purchase securities of any entity, including an entity directly or indirectly acquiring the Trust, then each Paired Option (or option in substitution thereof) held by such holder shall be exercisable to the extent set forth in the Agreement evidencing such option until and including the latest of (x) the date set forth pursuant to the then applicable paragraph of Section 2.4 or 5.2, or the expiration date of the term of the Paired Option, as the case may be, (y) the date which is seven months after the consummation of such business combination and (z) the date which is ten business days after the date of expiration of any period during which such holder may not dispose of a security issued in the Pooling Transaction in order for the Pooling Transaction to be accounted for as a pooling of interests.

     The Board of Directors of the Corporation and the Board of Trustees of the Trust have approved a restructuring transaction (the "Restructuring") pursuant to an Agreement and Plan of Restructuring between the Trust and the Corporation dated as of September 16, 1998. In the Restructuring, a subsidiary of the Corporation will merge with and into the Trust, with the result that a newly issued class of shares of the Trust designated as Class B Shares of the Trust ("Class B Shares") will be exchanged and substituted for the outstanding Trust Shares, and the Agreement dated June 25, 1980 as amended between the Corporation and the Trust will be amended and restated so that the Class B Shares, instead of the Trust Shares, will be attached to the Corporation Shares and will trade with them as units consisting of one Corporation Share and one Class B Share. The Restructuring is subject to certain conditions, including approval by the stockholders of the Corporation and the shareholders of the Trust at meetings scheduled to be held on January 6, 1999. If the Restructuring occurs, then for all purposes of this LTIP, all references to Trust Shares shall be deemed to be references instead to the Class B Shares.

     7.8 NO RIGHT OF PARTICIPATION OR EMPLOYMENT. No person shall have any right to participate in this Plan. Neither this Plan nor any Award made hereunder shall confer upon any person any right to continued employment by, or service to, the Trust, any subsidiary or any affiliate of the Trust or affect in any manner the right of the Trust, any subsidiary or any affiliate of the Trust to terminate the employment of, or service by, any person at any time without liability hereunder. For purposes of Section 2.4,

Section 3.3, Section 4.3 and Section 5.2, employment with the Trust or service as a consultant, adviser or Trustee includes such employment or service with or for a subsidiary or affiliate of the Trust. It does not, however, include such employment or service with or for Starwood Capital Group, L.L.C. or its successors.

     7.9 RIGHTS AS SHAREHOLDER. No person shall have any rights as a shareholder of the Trust or Corporation with respect to any Trust Shares or Corporation Shares which are subject to an Award hereunder until such person becomes a shareholder of record with respect to such Trust Shares or Corporation Shares.

     7.10 DESIGNATION OF BENEFICIARY. If permitted by the Trust, an Eligible Person who is granted an Award hereunder may file with the Committee a written designation of one or more persons as such Eligible Person's beneficiary or beneficiaries (both primary and contingent) in the event of the person's death.

     Each beneficiary designation shall become effective only when filed in writing with the Committee during such Eligible Person's lifetime on a form prescribed by the Committee. Such person's spouse who is domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

     To the extent an outstanding Paired Option granted hereunder is exercisable or an outstanding Performance Award may be settled in accordance with the terms of this Plan and the Agreement relating to such Award, such beneficiary or beneficiaries shall be entitled to exercise such Paired Option or settle such Performance Award.

     If such an Eligible Person fails to designate a beneficiary, or if all designated beneficiaries predecease him, then each outstanding Award hereunder held by such Eligible Person to the extent vested, exercisable or eligible for settlement, may be exercised or settled by such Eligible Person's executor, administrator, legal representative or similar person.

     7.11 GOVERNING LAW. This Plan, each Award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Maryland and construed in accordance therewith without giving effect to principles of conflicts of laws.

     7.12 TERMINATION OF PAIRING AGREEMENT. Notwithstanding anything in this Plan to the contrary, if at any time the Agreement dated June 25, 1980, as amended, by and between the Trust and the Corporation, pursuant to which Trust Shares and Corporation Shares are paired on a share-for-share basis, is terminated for any reason and as a result of such termination Trust Shares and Corporation Shares no longer are required to be transferred together, then concurrently with such termination (i) Paired Options will no longer be granted hereunder; (ii) Stock Awards and Performance Awards will no longer be made with respect to Paired Shares; (iii) only Trust Share Options, Stock Awards and Performance Awards relating to the Trust Shares may thereafter be granted or made hereunder; (iv) each then outstanding Award shall constitute a wholly separate and independent Trust Share Award and Corporation Share Award and the Trust, in its discretion, may require that each Agreement evidencing such an Award be returned to the Trust for cancellation in exchange for separate agreements evidencing the Trust Share Award and Corporation Share Award subject to such Award; (v) Trust Share Awards and Corporation Share Awards shall no longer be required to be exercised, terminated, canceled, forfeited, transferred or otherwise disposed of together; and (vi) the fair market value and the "closing price" of the Trust Shares and Corporation Shares as used herein shall thereafter be deemed to refer, respectively, to the fair market value and the closing price of a Trust Share and a Corporation Share.

     7.13 GLOSSARY. As used herein, the following words shall have the meanings indicated.

     "AGGREGATE LIMIT" shall have the meaning set forth in Section 1.5.

     "AGREEMENT" shall mean the written agreement evidencing an Award hereunder between the Trust and the recipient of such Award.

     "AWARD" shall include a grant of Paired Options, a Restricted Stock Award, an award of Paired Shares and an award of a Performance Award under this Plan.

     "BASE PERFORMANCE MEASURE" shall mean a 15% Shareholder Return over the Performance Period of five years commencing August 12, 1996.

     "BOARD" shall mean the Board of Trustees of the Trust.

     "CAUSE" shall mean embezzlement or misappropriation of the Trust's funds or other assets, other act deemed by the Committee in the good faith exercise of its sole discretion to be an act of dishonesty with respect to the Trust, significant activities materially harmful to the reputation of the Trust, willful and repeated refusal to perform or substantial disregard of the duties properly assigned to the holder by the Trust (other than as a result of Disability), material violation of any statutory or common law duty of loyalty to the Trust or a material breach by the holder of the holder's employment agreement with the Trust, if any (subject to any cure period therein provided).

     "CHANGE OF CONTROL" shall mean:

          (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 51% or more of either (i) the then outstanding Paired Shares, including for this purpose Partnership Units of SLT Realty Limited Partnership and SLC Operating Limited Partnership exchangeable for Paired Shares (collectively, the "Outstanding Paired Shares") or (ii) the combined voting power of the then outstanding securities of the Trust entitled to vote generally in the election of trustees (the "Outstanding Voting Securities"); excluding, however, the following: (A) any acquisition by the Trust, (B) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Trust or any corporation or trust controlled by the Trust or (C) any acquisition by any corporation or trust pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition.

          (2) individuals who, as of December 3, 1998 constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a trustee of the Trust subsequent to December 3, 1998 whose election, or nomination for election by the Trust's shareholders, was approved by the vote of at least a majority of the Trustees then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a Trustee of the Trust as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consent by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

          (3) consummation by the Trust of a reorganization, merger or consolidation or sale of all or substantially all of the assets of the Trust (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Paired Shares and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 66 2/3% of, respectively, the outstanding shares of beneficial interest or common stock, and the combined voting power of the outstanding securities of such trust or corporation entitled to vote generally in the election of trustees or directors, as the case may be, of the trust or corporation resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Trust or all or substantially all of the Trust's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership immediately prior to such Corporate Transaction, of the Outstanding Paired Shares and the Outstanding Voting Securities as the case may be, (ii) no Person (other than: the Trust; any employee benefit plan (or related trust) sponsored or maintained by the Trust or any trust or corporation controlled by the

     Trust; the trust or corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 33 1/3% or more of the Outstanding Paired Shares or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 33 1/3% or more of, respectively, the outstanding shares of beneficial interest or common stock of the trust or corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such trust or corporation entitled to vote generally in the election of trustees or directors and (iii) individuals who were members of the incumbent Board will constitute at least a majority of the members of the board of trustees or directors of the trust or corporation resulting from such Corporate Transaction; or

          (4) approval by the shareholders of the Trust of a plan of complete liquidation or dissolution of the Trust.

     "COMMITTEE" shall mean the Committee designated by the Board, consisting of two or more members of the Board, each of whom shall be (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, and (ii) at the election of the Board, an "outside director" within the meaning of Section 162(m) of the Code.

     "DISABILITY" shall mean the inability of the holder of an Award substantially to perform such holder's duties and responsibilities for a continuous period of at least six months.

     "ELIGIBLE PERSONS" shall have the meaning set forth in Section 1.4.

     "ELIGIBLE DIRECTOR" shall have the meaning set forth in Section 5.1.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     "FAIR MARKET VALUE" shall mean the closing transaction price of a Paired Share as reported in the New York Stock Exchange Composite Transactions on the first business day immediately preceding the date as of which such value is being determined, or, if there shall be no reported transaction on such day, on the next preceding business day for which a transaction was reported; provided that if the Fair Market Value of a Paired Share for any date cannot be determined as above provided, Fair Market Value of a Paired Share shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

     "PERFORMANCE AWARD" shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive a payment in cash.

     "PERFORMANCE MEASURES" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of a Paired Option, or (ii) during the applicable Restriction Period or Performance Period as a condition to the holder's receipt or retention, in the case of a Restricted Stock Award, of the Paired Shares subject to such Award, or, in the case of a Performance Award, of payment with respect to such Award. Such criteria and objectives may include, without limitation, one or more of the following: the attainment by a Paired Share of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on equity, earnings of the Trust, revenues, market share, funds from operations, cash flow or cost reduction goals, or any combination of the foregoing. The Committee may, in its sole discretion, amend or adjust the Performance Measures or other terms and conditions of an outstanding Award in recognition of unusual or nonrecurring events affecting the Trust or its financial statements or changes in law or accounting principles. If the Committee consists solely of "outside directors" (within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder) and the Committee desires that compensation payable pursuant to any award subject to Performance Measures shall be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, the Performance Measures (i) shall be established by the Committee no later than the end of the first quarter of the Performance Period or Restriction Period, as applicable (or such other time permitted pursuant to Treasury Regulations promulgated under Section 162(m) of the

Code or otherwise permitted by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed under Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such Performance Measures be stated in terms of an objective formula or standard. Unless otherwise designated by the Committee, the Performance Measures shall be the Base Performance Measure.

     "PERFORMANCE PERIOD" shall mean any period designated by the Committee for which the Performance Measures shall be calculated. The Performance Period shall be the five year period commencing August 12, 1996 unless otherwise designated by the Committee.

     "RESTRICTED STOCK" shall mean Paired Shares that are subject to a Restriction Period.

     "RESTRICTION PERIOD" shall mean any period designated by the Committee during which the Paired Shares subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise voluntarily encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

     "SHAREHOLDER RETURN" shall mean the per annum compounded rate of increase in the Fair Market Value of an investment in Paired Shares on the first day of the Performance Period (assuming purchase of Paired Shares at their Fair Market Value on such day) through the last day of the Performance Period, plus all dividends or distributions paid with respect to such Paired Shares during the Performance Period, and assuming reinvestment in Paired Shares of all such dividends and distributions, adjusted to give effect to Section 7.7 of this Plan.

     "TRUST PLAN" shall have the meaning set forth in Section 1.5.

                                                                         ANNEX E

                   STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

                         1995 LONG-TERM INCENTIVE PLAN
                 (AMENDED AND RESTATED AS OF DECEMBER 3, 1998)

                                I.  INTRODUCTION

     1.1 PURPOSES AND GENERAL. The purposes of the 1995 Long-Term Incentive Plan (the "Plan") of Starwood Hotels & Resorts Worldwide, Inc. (the "Corporation"), as amended and restated as of December 3, 1998, are to align the interests of the Corporation's stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Corporation's growth and success and to advance the interests of the Corporation by attracting and retaining officers, key employees, consultants and advisers, as well as qualified persons for service as directors of the Corporation ("Directors"). For purposes of this Plan, references to employment by or service as an officer, employee, consultant, adviser or Director of the Corporation shall also mean employment by or service as an officer, employee, consultant, adviser, director or member of the Board of Trustees of a subsidiary of the Corporation. In addition, references to Directors include persons elected as Directors who will begin to serve as Directors at a future date.

     This Plan seeks to accomplish the foregoing purposes by providing a means whereby (i) options to purchase from the Corporation shares of common stock, par value $.01 per share, of the Corporation ("Corporation Shares") and options to purchase from the Corporation shares of beneficial interest, par value $.01 per share, of Starwood Hotels & Resorts ("Trust Shares") (or the right, with the passage of time or upon the happening of certain events, to receive Corporation Shares and Trust Shares) may be granted in accordance with Section II to Eligible Persons and shall be granted, in accordance with Section V, to Eligible Directors, (ii) awards of Corporation Shares and Trust Shares may be granted in accordance with Section III to Eligible Persons ("Restricted Stock Awards"), and shall be granted in accordance with Section V to Eligible Directors (such awards to Directors and the Restricted Stock Awards are herein referred to as "Stock Awards"), and (iii) Performance Awards may be granted in accordance with Section IV to Eligible Persons. Pursuant to an Agreement dated June 25, 1980, as amended, between the Corporation and Starwood Hotels & Resorts (the "Trust"), all outstanding Corporation Shares and Trust Shares are paired on a one-for-one basis and trade as units consisting of one Corporation Share and one Trust Share ("Paired Shares"). Accordingly, each option to purchase Corporation Shares (a "Corporation Share Option") shall be paired with an option to purchase an equal number of Trust Shares (a "Trust Share Option" and each such paired Corporation Share Option and Trust Share Option is herein referred to as a "Paired Option"); similarly, each award of Corporation Shares shall be paired with an award of an equal number of Trust Shares.

     Each Paired Option or Stock Award may be exercised, terminated, canceled, forfeited, transferred or otherwise disposed of only in units consisting of Paired Shares. Accordingly, a Corporation Share Option, or portion thereof, or an award of a Corporation Share, or portion thereof, may be exercised, terminated, canceled, forfeited, transferred or otherwise disposed of only in connection with, and to the same extent as, the exercise, termination, cancellation, forfeiture, transfer or other disposition of a Trust Share Option or an award of a Trust Share, as the case may be. The Committee may designate that a Corporation Share Option constituting part of a Paired Option is intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision (an "incentive share option"). No Trust Share Option constituting part of a Paired Option hereunder may be an "incentive stock option" within the meaning of Section 422 of the Code.

     1.2 CERTAIN DEFINITIONS. As used herein, the words set forth in the Glossary contained in Section 7.13 shall have the meanings therein indicated.

     1.3 ADMINISTRATION. This Plan shall be administered by the Committee. Any one or a combination of the following Awards may be made under this Plan to Eligible Persons: (i) Paired Options;

(ii) Restricted Stock Awards; and (iii) Performance Awards. The Committee may, subject to the terms of this Plan, select Eligible Persons for participation in the Plan and shall determine the form, amount and timing of each Award and, if applicable, the number of Paired Options, shares of Restricted Stock, Paired Shares or Performance Awards subject to such an Award, the exercise price or base price associated with the Award, including the portion that is attributable to the Corporation Share or Corporation Share Option and the Trust Share or the Trust Share Option, respectively, the time and conditions of exercise or settlement of the Award and all other terms and conditions of the Award, including without limitation the form of the Agreement relating to the Award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements imposed by Section 162(m) of the Code and regulations promulgated thereunder in the case of an Award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding Paired Options shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Performance Award shall lapse, (iv) the Performance Measures applicable to any outstanding Paired Option, Restricted Stock Award or Performance Award shall be deemed to be satisfied in whole or in part.

     The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an Award, conditions with respect to the Award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties. Each Award shall be evidenced by a written Agreement between the Corporation and the holder setting forth the terms and conditions applicable to such Award.

     Subject to the express provisions of this Plan, the Committee shall have the authority:

          (1) to determine from among those persons eligible to receive an Award the particular Eligible Persons who will receive any Awards;

          (2) to grant Awards to Eligible Persons, determine the price at which Awards will be offered or awarded and the amount of Awards to any of such Persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion (if any) of such Awards;

          (3) to approve the forms and terms of Agreements, which need not be identical either as to type of Award or among Eligible Persons;

          (4) to construe and interpret this Plan and any Agreements, further define the terms used in this Plan and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

          (5) to cancel, modify or waive the Corporation's rights with respect to, any or all outstanding Awards;

          (6) to accelerate the exercisability or vesting or extend the term of any or all such outstanding Awards within the maximum term permitted under this Plan; and

          (7) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

     Any action taken by, or inaction of, the Corporation, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express

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

provisions hereof, each of the Board and the Committee may act in its absolute discretion in matters within its authority related to this Plan.

     In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and rely upon the advice of experts, including professional advisers to the Corporation. No director, officer or agent of the Corporation shall be liable for any such action or determination taken or made or omitted in good faith.

     The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation.

     The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or Chief Operating Officer or other executive officer of the Corporation as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (i) the grant of an Award to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an Award hereunder to such employee would be outstanding, if the Committee intends that compensation payable pursuant to such an Award be qualified performance-based compensation, or (ii) the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such an officer or other person.

     A majority of the Committee shall constitute a quorum. The Committee may act at a meeting in person or by telephone, or by written consent without meeting. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present in person or by telephone at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

     1.4 ELIGIBILITY. Participants in this Plan shall consist of such officers, key employees, consultants, advisers and Directors of the Corporation and its subsidiaries, and persons who are expected to become, and subject to their becoming, such officers, key employees, consultants, advisers and Directors, as the Committee in its sole discretion may select from time to time ("Eligible Persons"), provided that only employees of the Corporation (or a subsidiary of the Corporation) will be Eligible Persons to whom may be granted a Paired Option which includes a Corporation Share Option designated as an incentive share option. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Directors shall also participate in this Plan in accordance with Section V.

     1.5 SHARES AVAILABLE. Subject to adjustment as provided in Section 7.7, the aggregate number of Paired Shares available from time to time for all Awards of Paired Options or Stock Awards under this Plan and the Trust's 1995 Long-Term Incentive Plan (the "Trust Plan") (with respect to Paired Options, including all Paired Options whether or not they include Corporation Share Options that are designated as incentive share options) shall be equal to the Aggregate Limit (as defined below), reduced by the aggregate number of Paired Shares subject to outstanding Paired Options and outstanding Stock Awards under this Plan and the Trust Plan. Subject to adjustment as provided in Section 7.7, the number of Paired Shares available for grants of Paired Options that include Corporation Share Options that are designated as incentive share options shall be equal to the Aggregate Limit, reduced by the aggregate number of Paired Shares which become subject to (x) outstanding Paired Options under this Plan, including each Paired Option that does not include a Corporation Share Option that is designated as an incentive share option and (y) outstanding options to purchase Paired Shares under the Trust Plan. As used herein "Aggregate Limit" means 26,724,741.

     To the extent that Paired Shares subject to (i) an outstanding Paired Option, (ii) an outstanding option to purchase Paired Shares under the Trust Plan or (iii) a Stock Award, are not issued or delivered or are canceled or forfeited by reason of the expiration, termination, cancellation or forfeiture of any such Award or by reason of the delivery or withholding of Paired Shares to pay all or a portion of the exercise price of an Award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an Award, then such Paired Shares shall again be available under this Plan.

     Paired Shares to be delivered under this Plan shall be made available (i)
(A) by the Corporation from authorized and unissued Corporation Shares issued by the Corporation directly to the holder and (B) by the Trust from authorized and unissued Trust Shares issued by the Trust directly to the Corporation for delivery to the holder, (ii) from authorized and issued Paired Shares acquired and held by the Corporation or (iii) a combination thereof.

     The maximum number of Paired Shares with respect to which Paired Options or Stock Awards or a combination thereof may be granted to any person during any calendar year beginning on or after January 1, 1998 shall be 900,000, subject to adjustment as provided in Section 7.7.

                              II.  PAIRED OPTIONS

     2.1 AWARDS OF PAIRED OPTIONS. The Committee may, in its discretion, grant Paired Options to such Eligible Persons as may be selected by the Committee. Each Corporation Share Option, or portion thereof, that is not an incentive share option, shall be a non-qualified share option. Each Paired Option that includes a Corporation Share Option that is designated as an incentive share option shall be granted within ten years of the original effective date of this Plan (June 29, 1995). To the extent that the aggregate fair market value (determined as of the date of grant) of Corporation Shares with respect to which Corporation Share Options designated as incentive share options are exercisable for the first time by a holder during any calendar year (under this Plan or any other plan of the Corporation or any parent or subsidiary) exceeds the amount (currently $100,000) established by the Code, such Corporation Share Options shall constitute non-qualified share options. The "fair market value" of a Corporation Share shall be that portion of the Fair Market Value of a Paired Share which the Committee determines to be attributable to the Corporation Share by applying in good faith a method of valuation permissible under Section 422 of the Code.

     2.2 TERMS OF PAIRED OPTIONS. Paired Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

          (a) Number of Paired Shares and Purchase Price. The number of Paired Shares subject to a Paired Option and the purchase price per Paired Share purchasable upon exercise of the Paired Option, including the portions of the purchase price of a Paired Share that are attributable to a Corporation Share and a Trust Share, respectively, shall be determined by the Committee; provided, however, that (i) the purchase price per Paired Share shall not be less than 100% of the Fair Market Value of a Paired Share on the date of grant of such Paired Option, (ii) the portion of the purchase price of a Paired Share which the Committee determines to be attributable to a Corporation Share shall not be less than 100% of the fair market value of a Corporation Share on the date of grant of such Paired Option, and
     (iii) the portion of the purchase price of a Paired Share which the Committee determines to be attributable to a Trust Share (including the portion of the purchase price, if any, of any such option attributable to a Trust Share) shall not be less than 100% of the fair market value of a Trust Share on the date of grant of such Paired Option; provided further, that if a Corporation Share Option designated as an incentive share option shall be granted to any person who, at the time such incentive share option is granted, owns capital stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Corporation (or of any parent or subsidiary) (a "Ten Percent Holder"), the purchase price per Corporation Share shall be the price (currently 110% of fair market value of a Corporation Share) required by the Code in order to constitute an incentive share option. The fair market value of a Trust Share shall be that portion of the Fair Market Value of a Paired Share which the Committee determines to be attributable to the Trust Share.

          (b) Option Period and Exercisability. The period during which a Paired Option may be exercised shall be determined by the Committee; provided, however, that no Paired Option which includes a Corporation Share Option designated as an incentive share option shall be exercised later than ten years after its date of grant; provided further, that if a Paired Option which includes a Corporation Share Option designated as an incentive share option shall be granted to a Ten Percent Holder, such Paired Option shall not be exercised later than five years after its date of grant. The Committee shall determine whether a Paired Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable Paired Option, or portion thereof, may be exercised only with respect to whole Paired Shares. Except to the extent otherwise specified in the Agreement relating to a Paired Option, in the event of a Change of Control, such Paired Option shall become immediately exercisable for the full amount of Paired Shares subject thereto and shall be exercisable until expiration of the term of such Paired Option.

          (c) Method of Exercise. A Paired Option may be exercised (i) by giving written notice to the Corporation specifying the number of whole Paired Shares to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Corporation's satisfaction) either (A) in cash, (B) by delivery of previously owned whole Paired Shares (which the holder has held for at least six months prior to the delivery of such Paired Shares or which the holder purchased on the open market and for which the holder has good title, free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Corporation to whom the holder has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the Paired Option and (ii) by executing such documents as the Corporation may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to any of the foregoing clauses (B) through (D). Any fraction of a Paired Share which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the holder. No certificate representing a Paired Share shall be delivered until the full purchase price therefor has been paid.

     2.3  (Omitted)

     2.4  TERMINATION OF EMPLOYMENT OR SERVICE.

          (a) Disability or Death. Unless otherwise specified in the Agreement relating to a Paired Option, if the optionee's employment with the Corporation or service as a consultant, adviser or Director terminates by reason of Disability or death, each Paired Option held by such optionee shall be fully exercisable and may thereafter be exercised by such optionee (or such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be) until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such Paired Option) after the effective date of such optionee's termination of employment or service or date of death, as the case may be, and (ii) the expiration date of the term of such Paired Option.

          (b) Termination for Cause. Unless otherwise specified in the Agreement relating to a Paired Option, if the optionee's employment with the Corporation or service as a consultant, adviser or Director terminates for Cause, each Paired Option held by such optionee, whether or not then exercisable, shall terminate automatically on the effective date of such optionee's termination of employment or service.

          (c) Voluntary Termination by Optionee. Unless otherwise specified in the Agreement relating to a Paired Option, if optionee's employment with the Corporation or service as a consultant, adviser or Director terminates because of the voluntary resignation by the optionee, each Paired Option held by such optionee shall be exercisable only to the extent that such Paired Option is exercisable on the effective date of such optionee's termination of employment or service and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is 30 days (or such other period as set forth in the Agreement relating to such Paired Option) after the effective date of such optionee's termination of employment or service and (ii) the expiration date of the term of such Paired Option.

          (d) Other Termination. Unless otherwise specified in the Agreement relating to a Paired Option, if the optionee's employment with the Corporation or service as a consultant, adviser or Director terminates for any reason other than Disability, death, voluntary termination by the optionee or termination by the Corporation for Cause, each Paired Option held by such optionee shall be exercisable only to the extent that such Paired Option is exercisable on the effective date of such optionee's termination of employment or service and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such Paired Option) after the effective date of such optionee's termination of employment or service and (ii) the expiration date of the term of such Paired Option.

          (e) Death Following Termination of Employment or Service. Unless otherwise specified in the Agreement relating to a Paired Option, if an optionee dies during the one-year period following termination of employment or service by reason of Disability, if an optionee dies during the thirty-day period following voluntary termination of employment or service by the optionee, or if an optionee dies during the three-month period following termination of employment or service for any reason other than voluntary termination by the optionee, Disability or Cause (or, in each case, such other period as the Committee may specify in the Agreement relating to a Paired Option), each Paired Option held by such optionee may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is three months (thirty days in the case of voluntary termination of employment or service by the optionee) (or such other period as set forth in the Agreement relating to such Paired Option) after the date of death (but in the case of death following termination of employment or service by reason of Disability, no less than one year (or such other period as set forth in the Agreement relating to such Paired Option) after the date of termination of employment or service), and (ii) the expiration date of the term of such Paired Option.

                         III.  RESTRICTED STOCK AWARDS

     3.1 RESTRICTED STOCK AWARDS. The Committee may, in its discretion, grant Restricted Stock Awards to such Eligible Persons as may be selected by the Committee.

     3.2 TERMS OF RESTRICTED STOCK AWARDS. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee in its discretion shall deem advisable:

          (a) Number of Shares and Other Terms. The number of Paired Shares subject to a Restricted Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee.

          (b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee in its discretion and subject to the provisions of this Plan, for the vesting of the Paired Shares subject to such Award either (i) in accordance with the attainment or satisfaction of specified Performance Measures during the specified Restriction Period or (ii) over a period of years of employment by, service to or compliance with agreements with the Corporation during the specified Restriction Period (or both), and for the forfeiture of all or a portion of the Paired Shares subject to such Award (x) if and to the extent that specified Performance Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such Award does not remain in the employment of or service to the Corporation or in compliance with such agreements with the Corporation during the specified Restriction Period. Except to the extent

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
     otherwise specified in the Agreement relating to a Restricted Stock Award, all Paired Shares subject to such an Award shall immediately vest in full in the event of a Change of Control.

          (c) Share Certificates. During the Restriction Period, a certificate or certificates evidencing Paired Shares subject to a Restricted Stock Award may be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 7.6, indicating that the ownership of the Paired Shares represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Corporation, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Corporation, which would permit transfer to the Corporation of all or a portion of the Corporation Shares and to the Trust all or a portion of the Trust Shares subject to the Restricted Stock Award in the event such Award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of any applicable Performance Measures), subject to the Corporation's right to require payment of any taxes in accordance with Section 7.5, a certificate or certificates evidencing ownership of the requisite number of Paired Shares shall be delivered to the holder of such Award.

          (d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such Award shall have all rights as a stockholder of the Corporation and the Trust, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Paired Shares.

     3.3  TERMINATION OF EMPLOYMENT OR SERVICE.

          (a) Disability, Death and Involuntary Termination Without
     Cause. Except to the extent otherwise set forth in the Agreement relating to a Restricted Stock Award, if the employment of the holder of a Restricted Stock Award or his or her service as a consultant, adviser or Director terminates by reason of Disability, death or involuntary termination by the Corporation without Cause, the Restriction Period shall terminate as of the effective date of such holder's termination of employment or service, and any applicable Performance Measures shall be computed through such date.

          (b) Other Termination. Except to the extent otherwise set forth in the Agreement relating to a Restricted Stock Award, if the holder's employment with the Corporation or service as a consultant, adviser or Director terminates for any reason other than Disability, death or involuntary termination without Cause, the portion of such Award which is subject to a Restriction Period on the effective date of such holder's termination of employment or service shall be forfeited to and canceled by the Corporation.

                            IV.  PERFORMANCE AWARDS

     4.1 PERFORMANCE AWARDS. The Committee may, in its discretion, grant Performance Awards to such Eligible Persons as may be selected by the Committee.

     4.2 TERMS OF PERFORMANCE AWARDS. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall in its discretion deem advisable:

          (a) Grant of Performance Awards. A Performance Award may be granted only in tandem with a Paired Option which is being or was granted under
     Section II and shall apply to all or such portion of the Paired Shares subject to such Paired Option as the Committee may designate. The Performance Period and Performance Measures of a Performance Award shall be as designated by the Committee.

          (b) Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee in its discretion and subject to the provisions of this Plan, for the vesting of such Award if specified Performance Measures are satisfied or met during the specified Performance Period, and for the forfeiture of such Award if specified Performance Measures are not satisfied or met during the specified Performance Period. To the extent not otherwise provided in such Agreement, such vesting and forfeiture provisions shall be as provided in this Plan.

          (c) Settlement of Vested Performance Awards. Vested Performance Awards shall be settled in cash to the extent that both (i) the applicable Paired Option has been exercised (whether before or after expiration of the Performance Period) with respect to Paired Shares subject to the Performance Award and (ii) the Performance Period has expired. The cash amount shall be the sum (without interest or compounding) of all dividends and distributions paid per Paired Share (subject to adjustment as provided in Section 7.7), including the fair market value of any dividends and distributions that are not paid in cash, as determined by the Committee in its sole discretion, during the Performance Period and thereafter to the date of any subsequent exercise of the applicable Paired Options, multiplied by the number of such Paired Shares purchased upon such exercise. Except to the extent otherwise provided in the Agreement relating to a Performance Award, in the event of a Change of Control the Performance Period shall expire and the Performance Measures shall be computed through such date and the applicable Performance Award shall forthwith be settled on the date of such Change of Control or if later upon exercise of the applicable Paired Option. Notwithstanding the foregoing, if the Committee in good faith determines that a payment in settlement of a Performance Award will or is likely to render the Corporation insolvent, the Committee may elect to defer such payment for a reasonable period of time and to pay at a later date with interest at such reasonable rate as the Committee may determine.

     4.3  TERMINATION OF EMPLOYMENT OR SERVICE.

          (a) Disability, Death and Involuntary Termination Without
     Cause. Except to the extent otherwise set forth in the Agreement relating to a Performance Award, if the employment of the holder of a Performance Award or his or her service as a consultant, adviser or Director of the Corporation is terminated by reason of Disability, death or involuntary termination by the Corporation without Cause, the Performance Period with respect to such Performance Award shall terminate and the Performance Measures shall be computed through such date and the applicable Performance Award shall be settled as described in Section 4.2(c) as soon as practicable within 10 days thereafter, or if later, upon exercise of the applicable Paired Option.

          (b) Other Termination. Except to the extent otherwise set forth in the Agreement relating to a Performance Award, if the holder's employment with the Corporation or service as a consultant, adviser or Director terminates for any reason other than Disability, death, or involuntary termination by the Corporation without Cause, then the Performance Period for such Performance Award shall be deemed to end on the date of such termination, no Performance Measures shall be recognized or deemed attained, satisfied or met, and the holder's Performance Award shall be forfeited to and canceled by the Corporation.

                  V. CERTAIN PROVISIONS RELATING TO DIRECTORS

     5.1 ELIGIBILITY. Each Director who is not an employee of the Corporation or the Trust or a subsidiary of either ("Eligible Director") shall be granted Paired Options and Paired Shares in accordance with this Section V. All Corporation Share Options and Trust Share Options included in the Paired Options granted under this Section V shall constitute non-qualified share options.

     5.2 GRANTS OF PAIRED OPTIONS. Each Eligible Director shall be granted Paired Options as follows:

          (a) Time of Grant. On June 30 of each calendar year beginning in 1997 (or, if later than June 30, on the date on which a person is first elected as a Director), each Eligible Director on such date shall be granted a Paired Option to purchase 4,500 Paired Shares (9,000 Paired Shares if such person is a Director of a subsidiary only and does not receive grants of Paired Shares or any cash in lieu thereof under Section 5.3) which amount shall be pro-rated if such person is first elected to serve as a Director on a date other than June 30 of a calendar year, at a purchase price per Paired Share equal to 100% of the Fair Market Value of a Paired Share on the date of grant of such Paired Option; provided, however, that the portion of the purchase price of a Paired Share which is attributable to a Corporation Share shall be 100% of the fair market value of a Corporation Share on the date of grant of such Paired Option and the portion of the purchase price of a Paired Share which is attributable to a Trust Share shall be 100% of the fair market value of a Trust Share on the date of grant of such Paired Option.

          (b) Option Period and Exercisability. Each Paired Option granted under this Article V shall be fully exercisable on and after its date of grant, shall expire ten years after its date of grant (notwithstanding termination of service as a Director for any reason prior to such ten-year anniversary date) and may be exercised in whole or in part (only with respect to whole Paired Shares). Paired Options granted under this Article V shall be exercisable in accordance with Section 2.2(c).

          (c) Death. If a Director dies while a Paired Option is outstanding, such Paired Option may thereafter be exercised by such Director's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the expiration date of the term of such Paired Option.

     5.3 GRANTS OF PAIRED SHARES. During each calendar year beginning in 1998, each Eligible Director (except for Directors of subsidiaries) on the last day of March, June, September and December shall be awarded, on a current basis or at the prior election of the Eligible Director under Section 5.4 on a deferred basis, a number of Paired Shares (rounded to the nearest whole share) equal to one-quarter of $50,000 divided by the Fair Market Value of a Paired Share on the immediately preceding December 31; provided that the foregoing $50,000 shall be reduced, but not below $25,000, to the extent an Eligible Director elects (prior to such immediately preceding December 31, or with respect to any person who became an Eligible Director subsequent to such date, within 10 days of becoming an Eligible Director) to receive cash in lieu of Paired Shares under this
Section 5.3 (a "Cash Election"). The Paired Shares awarded pursuant to this
Section 5.3 shall not be Restricted Stock. The foregoing shall not in any way limit the number of Paired Shares that may be awarded to Eligible Directors, or the fees that may be paid to members of the Board.

     5.4 DEFERRAL ELECTION. On or before each December 31 (or in the case of a person who first becomes an Eligible Director subsequent to December 31, within 10 days of becoming an Eligible Director), an Eligible Director may, by written notice to the Corporation, elect to defer receipt (a "Deferral Election") of any or all of the Paired Shares provided in Section 5.3 (or cash to the extent of his or her Cash Election under Section 5.3) which would otherwise be thereafter payable to him or her in the manner prescribed by the Corporation for such deferrals.

                                  VI. SPECIAL

     This Plan includes, or shall be deemed to include, without limitation, the following Awards of Paired Options, Performance Awards (all of which include Base Performance Measures) and Restricted Stock (unless otherwise indicated, all Awards are as of August 12, 1996 and all Paired Options are exercisable at 35.875, the Fair Market Value per Paired Share on that date):

          1.  ERIC A. DANZIGER

             (i) Paired Option to purchase 75,000 Paired Shares vesting over the five year period August 12, 1996 to August 12, 2001.

             (ii) Performance Awards relating to all Paired Shares underlying the above Paired Options granted to Eric A. Danziger.

             (iii) Performance Awards relating to all Paired Shares underlying the Paired Option granted to Eric A. Danziger to purchase 125,000 Paired Shares at an exercise price of $36 3/4 per Paired Share vesting over the three year period June 27, 1996 to June 27, 1999 granted June 27, 1996 in connection with Mr. Danziger's employment agreement dated June 27, 1996.

             (iv) Award of 66,815 Paired Shares on June 27, 1996 vesting over the three year period June 27, 1996 to June 27, 1999 in connection with Mr. Danziger's employment agreement dated June 27, 1996.

          2.  THEODORE DARNALL

             (i) Paired Option to purchase 50,000 Paired Shares vesting over the five year period August 12, 1996 to August 12, 2000.

             (ii) Performance Awards relating to all Paired Shares underlying the above Paired Option granted to Theodore Darnall.

             (iii) Performance Awards relating to all Paired Shares underlying the Paired Option to purchase 50,000 Paired Shares at an exercise price of $33 1/8 per Paired Share vesting over the three year period April 26, 1996 to April 26, 1999 granted April 26, 1996 in connection with Mr. Darnall's employment agreement dated April 19, 1996.

             (iv) Award of 30,189 Paired Shares on April 26, 1996 vesting over the three year period April 26, 1996 to April 26, 1999 in connection with Mr. Darnall's employment agreement dated April 19, 1996.

          3.  SUSAN R. BOLGER

             (i) Paired Option to purchase 30,000 paired shares at an exercise price of $39 3/4 per share vesting over the three year period September 9, 1996 to September 9, 1999 granted September 9, 1996 in connection with Ms. Bolger's employment agreement dated August 15, 1996.

             (ii) Award of 8,805 Paired Shares on September 9, 1996, vesting over the three year period September 9, 1996 to September 9, 1999 in connection with Ms. Bolger's employment agreement dated August 15, 1996.

          4.  RICHARD D. NANULA

             (i) Paired Option to purchase 600,000 Paired Shares at an exercise price of $53.2875 per share vesting in 48 equal monthly installments beginning on May 1, 1998 provided that Mr. Nanula is still employed by the Company on such monthly vesting date and terminating one year (two years in certain circumstances) after the termination of Mr. Nanula's employment and expiring ten years after the date of grant granted on April 15, 1998 in connection with Mr. Nanula's employment agreement dated as of April 15, 1998.

             (ii) Paired Option to purchase 400,000 Paired Shares at an exercise price of $53.2875 per share vesting in 48 equal monthly installments beginning on May 1, 1998 provided that Mr. Nanula is still employed by the Company on such monthly vesting date and terminating one year (two years in certain circumstances) after the termination of Mr. Nanula's employment and expiring ten years after the date of grant granted on April 15, 1998 in connection with Mr. Nanula's employment agreement dated as of April 15, 1998.

             (iii) Paired Option to purchase 1,000,000 Paired Shares at an exercise price of $55.825 per share vesting in 48 equal monthly installments beginning on May 1, 1998 provided that Mr. Nanula is still employed by the Company on such monthly vesting date and terminating one year (two years in certain circumstances) after the termination of Mr. Nanula's employment and expiring ten years after the date of grant granted on April 15, 1998 in connection with Mr. Nanula's employment agreement dated as of April 15, 1998.

             (iv) Paired Option to purchase 500,000 Paired Shares at an exercise price of $63.4375 per share vesting in 48 equal monthly installments beginning on May 1, 1998 provided that Mr. Nanula is still employed by the Company on such monthly vesting date and terminating one year (two years in certain circumstances) after the termination of Mr. Nanula's employment and expiring ten years after the date of grant granted on April 15, 1998 in connection with Mr. Nanula's employment agreement dated as of April 15, 1998.

             (v) Paired Option to purchase 500,000 Paired Shares at an exercise price of $76.125 per share vesting in 48 equal monthly installments beginning on May 1, 1998 provided that Mr. Nanula is still employed by the Company on such monthly vesting date and terminating one year (two years in certain circumstances) after the termination of Mr. Nanula's employment and expiring ten years after the date of grant granted on April 15, 1998 in connection with Mr. Nanula's employment agreement dated as of April 15, 1998.

                                  VII. GENERAL

     7.1 EFFECTIVE DATE AND TERM OF PLAN. This Plan, as amended and restated as of December 3, 1998, shall become effective as of December 3, 1998 (and shall apply, without limitation, to all Awards then or thereafter made or granted under this Plan). All outstanding Awards made under this Plan or its predecessors prior to December 3, 1998 shall be unaffected and shall remain in full force and effect. This Plan shall terminate on June 29, 2005 (ten years after its original effective date) unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any Award granted prior to termination.

     Awards may be granted hereunder at any time prior to the termination of this Plan, provided that no Award may be granted later than June 29, 2005.

     7.2 AMENDMENTS. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation including Rule 16b-3 under the Exchange Act and Sections 422 and 856 of the Code; provided, however, that any amendment with respect to the persons eligible to participate in this Plan or the number of Paired Shares available for Awards under this Plan shall not be effective without stockholder approval of such amendment within 12 months before or after the date such amendment is approved by the Board. No amendment may impair the rights of a holder of an outstanding Award without the consent of such holder.

     Notwithstanding any other provision hereunder, without the approval by the stockholders of the Corporation, outstanding Paired Options may not be amended to reduce their exercise price.

     7.3 AGREEMENT. No Paired Option may be exercised and no other Award shall be valid until confirmed in writing by the Corporation, and, upon such confirmation, the Award shall be effective as of the effective date set forth in such writing.

     7.4 NON-TRANSFERABILITY. Unless otherwise specified in the Agreement relating to a Paired Option or Performance Award, no Paired Option or Performance Award shall be transferable other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Corporation. Except to the extent permitted by the foregoing sentence, each Paired Option or Performance Award may be exercised or settled during the optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Except as permitted by the second preceding sentence, no Paired Option or Performance Award shall be sold, transferred, assigned, pledged, hypothecated, voluntarily encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, voluntarily encumber or otherwise dispose of any Paired Option or Performance Award, such Paired Option or Performance Award and all rights thereunder shall, to the extent of any such attempt, immediately become null and void.

     Restricted Stock granted under this Plan shall be transferable, subject to the transferee's receiving such Restricted Stock subject to the same restrictions as those applicable to the transferor. Upon any such transfer, the transferee shall execute such appropriate documents that may be requested by the Corporation to evidence the transferee's acceptance of the restrictions applicable to such Restricted Stock.

     7.5 TAX WITHHOLDING. The Corporation shall have the right to require, prior to the delivery of any Paired Shares or the payment of any cash pursuant to an Award made hereunder, payment by the holder of such Award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such Award. An Agreement may provide that the holder of an Award may satisfy any such obligation by any of the following means: (A) a cash payment to the Corporation, (B) delivery to the Corporation of previously owned whole Paired Shares (which such holder has held for at least six months prior to the delivery of such Paired Shares or which such holder purchased on the open market and for which such holder has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value, determined as of the date the obligation to withhold or pay taxes arises in connection with an Award (the "Tax Date"), equal to the amount necessary to satisfy any such obligation, (C) in the case of the exercise of a Paired Option, a cash payment by a broker-dealer acceptable to the Corporation to whom the holder has submitted an irrevocable notice of exercise or (D) any combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the Award; provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of the foregoing clauses (B) through (D). An Agreement may provide for Paired Shares to be delivered having a Fair Market Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the holder's maximum marginal tax rate. Any fraction of a Paired Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

     7.6 RESTRICTIONS ON PAIRED SHARES. Each Award hereunder shall be subject to the requirement that if at any time the Corporation determines that the listing, registration or qualification of the Paired Shares subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of Paired Shares thereunder, such Paired Shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Corporation. The Corporation may require that certificates evidencing Paired Shares delivered pursuant to any Award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     Notwithstanding any other provision hereunder, no Award hereunder shall be exercisable or eligible for settlement if, as a result of either the ability to exercise or settle, or the exercise or settlement of such Award, the Trust would not satisfy the REIT Requirements in any respect. For purposes of the preceding sentence, "REIT Requirements" shall mean the requirements for the Trust to (i) qualify as a real estate investment trust under the Code and the rules and regulations promulgated thereunder, (ii) prior to the effective time of the Restructuring (as defined in Section 7.7), retain its status as grandfathered pursuant to Section 136(c)(3) of the Deficit Reduction Act of 1984 and (iii) prior to the effective time of the Restructuring, retain the benefits of that certain private letter ruling issued by the Internal Revenue Service to the Trust dated as of January 4, 1980.

     7.7 ADJUSTMENT. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Paired Shares other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding Paired Option, the purchase price per security, and the number of securities subject to each Paired Option and the number of Paired Shares to be granted to Directors pursuant to
Article V, the number and class of securities subject to each outstanding Stock Award and the terms of each outstanding Performance Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Paired Options without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any adjustment would result in a fractional security being
(i) available under this Plan, such fractional security shall be disregarded, or
(ii) subject to an Award under this Plan, the Corporation shall pay the holder of such Award, in connection with the first vesting, exercise or settlement of such Award in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (A) the fraction of such security (rounded to the nearest hundredth) by (B) the excess, if any, of (x) the Fair Market Value of a Paired Share on the vesting, exercise or settlement date over (y) the exercise price or base price, if any, of such Award.

     With respect to any holder who is subject to Section 16 of the Exchange Act and notwithstanding the exercise periods set forth in paragraphs (a), (c) and
(d) of Section 2.4, paragraph (b) of Section 5.2 or as set forth pursuant to such paragraphs in any Agreement to which such holder is a party (or as may be set forth in any Agreement pursuant to paragraph (b) of Section 2.4), and notwithstanding the expiration date of the term of a Paired Option, in the event the Corporation is involved in a business combination which is intended to be treated as a pooling of interests for financial accounting purposes (a "Pooling Transaction") or pursuant to which such holder receives a substitute option to purchase securities of any entity, including an entity directly or indirectly acquiring the Corporation, then each Paired Option (or option in substitution thereof) held by such holder shall be exercisable to the extent set forth in the Agreement evidencing such option until and including the latest of (x) the date set forth pursuant to the then applicable paragraph of Section 2.4 or 5.2, or the expiration date of the term of the Paired Option, as the case may be, (y) the date which is seven months after the consummation of such business combination and (z) the date which is ten business days after the date of expiration of any period during which such holder may not dispose of a security issued in the Pooling Transaction in order for the Pooling Transaction to be accounted for as a pooling of interests.

     The Board of Directors of the Corporation and the Board of Trustees of the Trust have approved a restructuring transaction (the "Restructuring") pursuant to an Agreement and Plan of Restructuring between the Trust and the Corporation dated as of September 16, 1998. In the Restructuring, a subsidiary of the Corporation will merge with and into the Trust, with the result that a newly issued class of shares of the Trust designated as Class B shares of the Trust ("Class B Shares") will be exchanged and substituted for the outstanding Trust Shares, and the Agreement dated June 25, 1980 as amended between the Corporation and the Trust will be amended and restated so that the Class B Shares, instead of the Trust Shares, will be attached to the Corporation Shares and will trade with them as units consisting of one Corporation Share and one Class B Share. The Restructuring is subject to certain conditions, including approval by the stockholders of the Corporation and the shareholders of the Trust at meetings scheduled to be held on January 6, 1999. If the Restructuring occurs, then for all purposes of this LTIP, all references to Trust Shares shall be deemed to be references instead to the Class B Shares.

     7.8 NO RIGHT OF PARTICIPATION OR EMPLOYMENT. No person shall have any right to participate in this Plan. Neither this Plan nor any Award made hereunder shall confer upon any person any right to continued employment by, or service to, the Corporation, any subsidiary or any affiliate of the Corporation or affect in any manner the right of the Corporation, any subsidiary or any affiliate of the Corporation to terminate the employment of, or service by, any person at any time without liability hereunder. For purposes of Section 2.4,
Section 3.3, Section 4.3 and Section 5.2, employment with the Corporation or service as a consultant, adviser or Director includes such employment or service with or for a subsidiary or affiliate of the Corporation. It does not, however, include such employment or service with or for Starwood Capital Group, L.L.C. or its successors.

     7.9 RIGHTS AS SHAREHOLDER. No person shall have any rights as a shareholder of the Corporation or Trust with respect to any Corporation Shares or Trust Shares which are subject to an Award hereunder until such person becomes a shareholder of record with respect to such Corporation Shares or Trust Shares.

     7.10 DESIGNATION OF BENEFICIARY. If permitted by the Corporation, an Eligible Person who is granted an Award hereunder may file with the Committee a written designation of one or more persons as such Eligible Person's beneficiary or beneficiaries (both primary and contingent) in the event of the person's death.

     Each beneficiary designation shall become effective only when filed in writing with the Committee during such Eligible Person's lifetime on a form prescribed by the Committee. Such person's spouse who is domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

     To the extent an outstanding Paired Option granted hereunder is exercisable or an outstanding Performance Award may be settled in accordance with the terms of this Plan and the Agreement relating to such Award, such beneficiary or beneficiaries shall be entitled to exercise such Paired Option or settle such Performance Award.

     If such an Eligible Person fails to designate a beneficiary, or if all designated beneficiaries predecease him, then each outstanding Award hereunder held by such Eligible Person to the extent vested, exercisable or eligible for settlement, may be exercised or settled by such Eligible Person's executor, administrator, legal representative or similar person.

     7.11 GOVERNING LAW. This Plan, each Award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Maryland and construed in accordance therewith without giving effect to principles of conflicts of laws.

     7.12 TERMINATION OF PAIRING AGREEMENT. Notwithstanding anything in this Plan to the contrary, if at any time the Agreement dated June 25, 1980, as amended, by and between the Corporation and the Trust, pursuant to which Corporation Shares and Trust Shares are paired on a share-for-share basis, is terminated for any reason and as a result of such termination Corporation Shares and Trust Shares no longer are required to be transferred together, then concurrently with such termination (i) Paired Options will no longer be granted hereunder; (ii) Stock Awards and Performance Awards will no longer be made with respect to Paired Shares; (iii) only Corporation Share Options, Stock Awards and Performance Awards relating to the Corporation Shares may thereafter be granted or made hereunder; (iv) each then outstanding Award shall constitute a wholly separate and independent Corporation Share Award and Trust Share Award and the Corporation, in its discretion, may require that each Agreement evidencing such an Award be returned to the Corporation for cancellation in exchange for separate agreements evidencing the Corporation Share Award and Trust Share Award subject to such Award; (v) Corporation Share Awards and Trust Share Awards shall no longer be required to be exercised, terminated, canceled, forfeited, transferred or otherwise disposed of together; and (vi) the fair market value and the "closing price" of the Corporation Shares and Trust Shares as used herein shall thereafter be deemed to refer, respectively, to the fair market value and the closing price of a Corporation Share and a Trust Share.

     7.13 GLOSSARY. As used herein, the following words shall have the meanings indicated.

     "AGGREGATE LIMIT" shall have the meaning set forth in Section 1.5.

     "AGREEMENT" shall mean the written agreement evidencing an Award hereunder between the Corporation and the recipient of such Award.

     "AWARD" shall include a grant of Paired Options, a Restricted Stock Award, an award of Paired Shares and an award of a Performance Award under this Plan.

     "BASE PERFORMANCE MEASURE" shall mean a 15% Shareholder Return over the Performance Period of five years commencing August 12, 1996.

     "BOARD" shall mean the Board of Directors of the Corporation.

     "CAUSE" shall mean embezzlement or misappropriation of the Corporation's funds or other assets, other act deemed by the Committee in the good faith exercise of its sole discretion to be an act of dishonesty with respect to the Corporation, significant activities materially harmful to the reputation of the

     Corporation, willful and repeated refusal to perform or substantial disregard of the duties properly assigned to the holder by the Corporation (other than as a result of Disability), material violation of any statutory or common law duty of loyalty to the Corporation or a material breach by the holder of the holder's employment agreement with the Corporation, if any (subject to any cure period therein provided).

     "CHANGE OF CONTROL" shall mean:

          (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 51% or more of either (i) the then outstanding Paired Shares, including for this purpose Partnership Units of SLT Realty Limited Partnership and SLC Operating Limited Partnership exchangeable for Paired Shares (collectively, the "Outstanding Paired Shares") or (ii) the combined voting power of the then outstanding securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following: (A) any acquisition by the Corporation, (B) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (C) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition.

          (2) individuals who, as of December 3, 1998 constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Corporation subsequent to December 3, 1998 whose election, or nomination for election by the Corporation's stockholders, was approved by the vote of at least a majority of the Directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a Director of the Corporation as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consent by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

          (3) consummation by the Corporation of a reorganization, merger or consolidation or sale of all or substantially all of the assets of the Corporation (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Paired Shares and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 66 2/3% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership immediately prior to such Corporate Transaction, of the Outstanding Paired Shares and the Outstanding Voting Securities as the case may be, (ii) no Person (other than: the Corporation; any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporation Transaction, directly or indirectly, 33 1/3% or more of the Outstanding Paired Shares or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 33 1/3% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (4) approval by the stockholders of the Corporation of a plan of complete liquidation or dissolution of the Corporation.

     "COMMITTEE" shall mean the Committee designated by the Board, consisting of two or more members of the Board, each of whom shall be (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, and (ii) at the election of the Board, an "outside director" within the meaning of Section 162(m) of the Code.

     "DISABILITY" shall mean the inability of the holder of an Award substantially to perform such holder's duties and responsibilities for a continuous period of at least six months.

     "ELIGIBLE DIRECTOR" shall have the meaning set forth in Section 5.1.

     "ELIGIBLE PERSONS" shall have the meaning set forth in Section 1.4.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     "FAIR MARKET VALUE" shall mean the closing transaction price of a Paired Share as reported in the New York Stock Exchange Composite Transactions on the first business day immediately preceding the date as of which such value is being determined, or, if there shall be no reported transaction on such day, on the next preceding business day for which a transaction was reported; provided that if the Fair Market Value of a Paired Share for any date cannot be determined as above provided, Fair Market Value of a Paired Share shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

     "PERFORMANCE AWARD" shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive a payment in cash.

     "PERFORMANCE MEASURES" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of a Paired Option, or (ii) during the applicable Restriction Period or Performance Period as a condition to the holder's receipt or retention, in the case of a Restricted Stock Award, of the Paired Shares subject to such Award, or, in the case of a Performance Award, of payment with respect to such Award. Such criteria and objectives may include, without limitation, one or more of the following: the attainment by a Paired Share of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on equity, earnings of the Corporation, revenues, market share, funds from operations, cash flow or cost reduction goals, or any combination of the foregoing. The Committee may, in its sole discretion, amend or adjust the Performance Measures or other terms and conditions of an outstanding Award in recognition of unusual or nonrecurring events affecting the Corporation or its financial statements or changes in law or accounting principles. If the Committee consists solely of "outside directors" (within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder) and the Committee desires that compensation payable pursuant to any award subject to Performance Measures shall be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, the Performance Measures (i) shall be established by the Committee no later than the end of the first quarter of the Performance Period or Restriction Period, as applicable (or such other time permitted pursuant to Treasury Regulations promulgated under Section 162(m) of the Code or otherwise permitted by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed under Treasury Regulations promulgated under
Section 162(m) of the Code, including the requirement that such Performance Measures be stated in terms of an objective formula or standard. Unless otherwise designated by the Committee, the Performance Measures shall be the Base Performance Measure.

     "PERFORMANCE PERIOD" shall mean any period designated by the Committee for which the Performance Measures shall be calculated. The Performance Period shall be the five year period commencing August 12, 1996 unless otherwise designated by the Committee.

     "RESTRICTED STOCK" shall mean Paired Shares that are subject to a Restriction Period.

     "RESTRICTION PERIOD" shall mean any period designated by the Committee during which the Paired Shares subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise voluntarily encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

     "SHAREHOLDER RETURN" shall mean the per annum compounded rate of increase in the Fair Market Value of a Paired Share on the first day of the Performance Period (assuming purchase of Paired Shares at their Fair Market Value on such day) to the last day of the Performance Period, plus all dividends or distributions paid with respect to such Paired Share during the Performance Period, and assuming reinvestment of all such dividends and distributions, adjusted to give effect to Section 7.7 of this Plan.

     "TRUST PLAN" shall have the meaning set forth in Section 1.5.

                               SIDLEY  &  AUSTIN
               A PARTNERSHIP INCLUDING PROFESSIONAL CORPORATIONS

                             555 WEST FIFTH STREET
                       LOS ANGELES, CALIFORNIA 90013-1010
                             TELEPHONE 213 896 6000
                             FACSIMILE 213 896 6600

                                  FOUNDED 1866

   CHICAGO                                                      WASHINGTON, D.C.
     ----                                                            ----
    DALLAS                                                          LONDON
     ----                                                            ----
   NEW YORK                                                        SINGAPORE
                                                                     ----
                                                                     TOKYO

WRITER'S DIRECT NUMBER

                                December 3, 1998

                                                                         ANNEX F

Starwood Hotels & Resorts
777 Westchester Avenue
White Plains, New York 10604

Starwood Hotels & Resorts Worldwide, Inc.
777 Westchester Avenue
White Plains, New York 10604

                       Re:  Starwood Hotels & Resorts
                            Starwood Hotels & Resorts Worldwide, Inc.
                            Joint Proxy Statement

Ladies and Gentlemen:

     We have acted as special tax counsel to Starwood Hotels & Resorts, a Maryland real estate investment trust (the "Trust"), and Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the "Corporation" and, together with the Trust, "Starwood Hotels"), in connection with (a) the Restructuring of Starwood Hotels and (b) the preparation of the joint proxy statement of Starwood Hotels dated of even date herewith (together with all annexes thereto, the "Proxy Statement"). This opinion is being furnished pursuant to the request of Starwood Hotels. Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Proxy Statement.

     Our opinion is based upon an examination of the Proxy Statement, the Restructuring Agreement and such other documents as we have deemed necessary or appropriate as a basis therefor. In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed, or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to this opinion that we did not independently establish or verify, we have relied upon the detailed factual statements and representations of Starwood Hotels set forth in its officer's certificates to us dated the date of this opinion, which officer's certificates are incorporated by reference herein. Our opinion is premised on the accuracy of such officer's certificates and factual statements and representations.

     I.  ANALYSIS AND DISCUSSION

         1. In General

     The analysis and discussion set forth in the summary contained in the Proxy Statement under the caption "Material Federal Income Tax Consequences" is hereby incorporated by reference as though set forth herein in its entirety.

SIDLEY & AUSTIN                                                      LOS ANGELES

Starwood Hotels & Resorts
Starwood Hotels & Resorts Worldwide, Inc.
December 3, 1998
Page  2

        2. Section 269B of the Code

     Section 269B(a)(3) of the Code provides that, for purposes of determining whether any stapled entity is a REIT, all entities which are stapled entities with respect to each other shall be treated as one entity. Section 269B(c) of the Code defines the term "stapled entities" to mean any group of two or more entities if more than 50 percent in value of the beneficial ownership in each of such entities consists of interests where, by reason of form of ownership, restrictions on transfer, or other terms or conditions, the transfer of one of such interests causes or requires the transfer of the other of such interests.

     The Trust and the Corporation are "stapled entities" within the meaning of
Section 269B(c) of the Code. Therefore, if Section 269B(a)(3) were to apply to the Trust and the Corporation, they would be treated as one entity for purposes of determining whether the Trust is a REIT. In such case, the Trust would not satisfy either the 75 percent or the 95 percent gross income tests provided in Sections 856(c)(2) and (3) of the Code and the Trust would not qualify as a REIT.

     Section 136(c)(3) of the Deficit Reduction Act of 1984, P.L. 98-369 (the "1984 Tax Act"), however, provides that Section 269B(a)(3) of the Code shall not apply in determining the application of Sections 856 through 859 of the Code to any REIT which is part of a group of stapled entities if:

     (A) all members of such group were stapled entities as of June 30, 1983, and

     (B) as of June 30, 1983, such group included one or more REITs.

No regulations, rulings or published cases have been issued or decided interpreting Section 136(c)(3) of the 1984 Tax Act.

     Section 269B(a)(3) of the Code does not apply to the Trust because the Trust and the Corporation were stapled entities on June 30, 1983 and the Trust was a REIT on such date. Section 136(c)(3) of the 1984 Tax Act does not, by its terms, require the Trust to have been a REIT at all times after June 30, 1983 in order for Section 269B(a)(3) of the Code not to apply. Therefore, the termination of the Trust's status as a REIT for the taxable years ended December 31, 1991 through 1994 did not result in Section 269B(a)(3) of the Code applying to the Trust for the taxable year ending December 31, 1995, nor will it result in Section 269B(a)(3) of the Code applying to the Trust for future taxable years. Because there are no judicial or administrative authorities interpreting
Section 136(c)(3) of the 1984 Tax Act, this conclusion is based solely on the literal language of this provision.

     However, Section 7002 of the Internal Revenue Service Restructuring and Reform Act of 1998 ("H.R. 2676"), which was enacted on July 22, 1998, has the effect of repealing the grandfathering of Starwood Hotels from the application of Section 269B(a)(3) of the Code with respect to certain acquisitions of interests in real property occurring after March 26, 1998. Starwood Hotels has represented that it has not held or directly or indirectly acquired and that it will not hold or directly or indirectly acquire before the effective date of the Restructuring any "nonqualified real property interests" or "nonqualified obligations," as such terms are defined in Section 7002 of H.R. 2676, unless such acquisition would not cause the Trust to fail the gross income tests of
Section 856(c)(2) or (c)(3) of the Code.

     After the Restructuring, the Corporation Shares will trade together with the Trust's Class B Shares. Starwood Hotels has represented that the Class B Shares will constitute less than 50 percent in value of the shares of beneficial interest of the Trust. Therefore, after the Restructuring, the Trust and the Corporation will not be stapled entities and, while Starwood Hotels will no longer be grandfathered from

SIDLEY & AUSTIN                                                      LOS ANGELES

Starwood Hotels & Resorts
Starwood Hotels & Resorts Worldwide, Inc.
December 3, 1998
Page  3

the potential application of Section 269B(a)(3) of the Code, neither Section 269B(a)(3) of the Code nor Section 7002 of H.R. 2676 will apply to the Trust and the Corporation.

     II.  OPINION

     In rendering our opinion, we have considered the applicable provisions of the Code, Regulations, judicial decisions, administrative rulings and other applicable authorities, in each case as in effect on the date hereof. The statutory provisions, regulations, decisions, rulings and other authorities on which this opinion is based are subject to change, and such changes could apply retroactively. Opinions of counsel are not binding on the IRS or on any court. Accordingly, no assurance can be given that the IRS will not challenge the propriety of one or more of the opinions set forth in the following paragraphs or that such a challenge would not be successful.

     Based on and subject to the foregoing, the discussion set forth in the section of the Proxy Statement entitled "Material Federal Income Tax Consequences" constitutes the opinion of Sidley & Austin with respect to the federal income tax consequences of the Restructuring that are likely to be material to Starwood Hotels and to its shareholders and stockholders.

     Other than as expressly stated above, we express no opinion on any issue relating to Starwood Hotels or to any investment therein or under any other law. We are furnishing this opinion to you pursuant to your request and this opinion is not to be used, circulated, quoted, or otherwise referred to for any other purpose without our written permission. This opinion is expressed as of the date hereof, and we disclaim any undertaking to advise you of any subsequent changes of the matters stated, represented, or assumed herein or any subsequent changes in applicable law, regulations or interpretations thereof.

     We consent to the inclusion of this opinion as an annex to the Proxy Statement and to the reference to Sidley & Austin therein under the caption "Legal Matters."

                                          Very truly yours,

                                          /s/ SIDLEY & AUSTIN

                                          Sidley & Austin

PROXY

                           STARWOOD HOTELS & RESORTS
                   STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
           PROXY FOR ANNUAL MEETINGS OF SHAREHOLDERS AND STOCKHOLDERS
                           TO BE HELD JANUARY 6, 1999

The undersigned shareholder of Starwood Hotels & Resorts, a Maryland real estate investment trust (the "Trust"), and stockholder of Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the "Corporation"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of the Trust and the Notice of Annual Meeting of Stockholders of the Corporation (the "Annual Meetings") and the accompanying Joint Proxy Statement relating to the Annual Meetings, and hereby appoints, with full power of substitution in each, each of the following persons as attorneys and proxies of the undersigned: (a) with respect to the undersigned's shares of the Trust, Barry S. Sternlicht and Richard D. Nanula and (b) with respect to the undersigned's shares of the Corporation, Barry S. Sternlicht and Richard D. Nanula. Any previously dated proxy is hereby revoked.

Said proxies are hereby given authority, as appropriate, to represent and to vote all shares of beneficial interest of the Trust and all shares of common stock of the Corporation held of record by the undersigned and which the undersigned may be entitled to vote at the Annual Meetings to be held on January 6, 1999 at the Caribbean Ballroom of the Sheraton Bal Harbour, 9701 Collins Avenue, Bal Harbour, Florida, at 10:00 a.m. (local time) and immediately after the Annual Meeting of Shareholders of the Trust, respectively, and at any and all adjournments or postponements thereof, on behalf of the undersigned on the following matters and in the manner designated below:

              PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
          USING THE ENCLOSED SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE

                   (Continued and To Be Signed on Other Side)

-----------------------------------------------------------------------------
                              FOLD AND DETACH HERE



      [On the proxy cards sent to certain shareholders and stockholders, one of the following two messages has been added: (i) "THE SHARE BALANCE STATED ON THIS PROXY CARD REPRESENTS YOUR UNEXCHANGED SHARES OF HOTEL INVESTORS TRUST" or
(ii) "THE SHARE BALANCE STATED ON THIS PROXY CARD REPRESENTS YOUR UNEXCHANGED SHARES OF ITT CORPORATION."]

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
                                                                                          Please mark
                                                                                          your votes as   /X/
                                                                                          indicated in
                                                                                          this example.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.
1. Approval by shareholders of the Trust of the Restructuring
   Proposal (as defined in the Joint Proxy Statement), including              FOR   AGAINST  ABSTAIN
   approval of the amendment and restatement of the Declaration               /  /    /  /     /  /
   of Trust of the Trust and the Pairing Agreement between the
   Trust and the Corporation, as described in the Joint Proxy
   Statement.

2. Election of each of the following nominees as Trustees            FOR all of the nominees  WITHHOLD
   of the Trust: Madison F. Grose, George J. Mitchell and Stuart M.           /  /             /  /
   Rothenberg.

Instruction: To withhold authority to vote for any nominee, write that nominee's name in the space provided:

3. Approval by shareholders of the Trust of an amendment and                   FOR   AGAINST  ABSTAIN
   restatement of the 1995 Long-Term Incentive Plan of the Trust              /  /    /  /     /  /
   as described in the Joint Proxy Statement.

THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS A VOTE FOR PROPOSALS 4, 5 AND 6.
4. Approval by stockholders of the Corporation of the Restructuring
   Proposal (as defined in the Joint Proxy Statement), including approval      FOR   AGAINST  ABSTAIN
   of the amendment and restatement of the Pairing Agreement between          /  /    /  /     /  /
   the Trust and the Corporation as described in the Joint Proxy Statement.

5. Election of each of the following nominees as Directors of
   the Corporation: Bruce M. Ford, Graeme W. Henderson,              FOR all of the nominees  WITHHOLD
   Earle F. Jones and Daniel W. Yih.                                          /  /             /  /
Instruction: To withhold authority to vote for any nominee, write that nominee's name in the space provided:

6. Approval by stockholders of the Corporation of an amendment and
   restatement of the 1995 Long-Term Incentive Plan of the Corporation         FOR   AGAINST  ABSTAIN
   as described in the Joint Proxy Statement.                                 /  /    /  /     /  /


This proxy is solicited by the Board of Directors of the Corporation and the Board of Trustees of the Trust and when properly executed, the shares represented hereby will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR the approval of the Restructuring Proposal, FOR the election of all nominees named above as Trustees of the Trust, FOR the approval of the amendment and restatement of the 1995 Long-Term Incentive Plan of the Trust, FOR the election of all nominees named above as Directors of the Corporation and FOR the amendment and restatement of the 1995 Long-Term Incentive Plan of the Corporation. If any other matter is presented at one or both of the Annual Meetings, in the absence of directions by the undersigned, this proxy will be voted on such matter(s) in accordance with the best judgement of the named proxies.

Signature(s)_________________________________________________________________ Dated:______________, 199__

Note: Please date and sign exactly as your name(s) appear on this proxy card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his title.
When signing as attorney, executor, administrator, trustee or guardian, please sign in your official capacity and give your full title as such. If a partnership, please sign in the partnership name by an authorized person.
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